AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 1997

                                                    REGISTRATION NO. 333-21315
==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             --------------------



                                 PRE-EFFECTIVE
                                AMENDMENT NO. 1
                                      TO
                                   FORM S-11


                            REGISTRATION STATEMENT
                                   UNDER THE
                            SECURITIES ACT OF 1933
                             --------------------

                       ASSET SECURITIZATION CORPORATION
       (Exact name of registrant as specified in governing instruments)
                             --------------------
                           2 WORLD FINANCIAL CENTER
                            BUILDING B, 21ST FLOOR
                         NEW YORK, NEW YORK 10281-1198
                   (Address of principal executive offices)

                              ROBERT K. ROTTMANN
                     CHIEF FINANCIAL OFFICER AND TREASURER
                       ASSET SECURITIZATION CORPORATION
                           2 WORLD FINANCIAL CENTER
                            BUILDING B, 21ST FLOOR
                         NEW YORK, NEW YORK 10281-1198
                    (Name and address of agent for service)
                             --------------------
                                  Copies to:

                             ANNA H. GLICK, ESQ.
                        CADWALADER, WICKERSHAM & TAFT
                               100 MAIDEN LANE
                           NEW YORK, NEW YORK 10038

                              BARRY M. FUNT, ESQ.
                       ASSET SECURITIZATION CORPORATION
                           2 WORLD FINANCIAL CENTER
                            BUILDING B, 21ST FLOOR
                         NEW YORK, NEW YORK 10281-1198


                            FAITH GROSSNICKLE, ESQ.
                              SHEARMAN & STERLING
                             599 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10022


Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE



Title of securities being registered           Amount being    Proposed maximum    Proposed maximum    Amount of registration fee
                                                registered         offering            aggregate
                                                                price per unit (1)  offering price (1)
----------------------------------------------------------------------------------------------------------------------------------
 Subordinated Units
Commercial Mortgage Pass-Through
Certificates, Series 1997-D4, Class B-1,
Class B-2, Class B-3, Class B-4, Class B-5
and Class B-6 Certificates                          $1,000,000          100%              $1,000,000             $303.03
----------------------------------------------------------------------------------------------------------------------------------


(1)  Estimated solely for the purposes of calculating the registration fee.
(2) Each Subordinated Unit consists of $[ ] (approximate) of Class B-1, $[ ] (approximate) of Class B-2, $[ ] (approximate) of Class B-3, $[ ] (approximate) of Class B-4, $[ ] (approximate) of Class B-5 and $[ ] (approximate) of Class B-6 Commercial Mortgage Pass-
      Through Certificates.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

           CROSS REFERENCE SHEET



 ITEM                                              CAPTION IN PROSPECTUS
 ----                                              ---------------------
Item 1.  Forepart of the Registration Statement     Outside Front Cover Page
         and Outside Front Cover Page of
         Prospectus.

Item 2.  Inside Front and Outside Back Cover Pages  Inside Front and Outside Back
         of Prospectus.                             Cover Pages
Item 3.  Summary Information, Risk Factors and      Executive Summary; Summary of Prospectus;
         Ratio of Earnings to Fixed Charges.        Risk Factors and Other Special
                                                    Considerations

Item 4.  Determination of Offering Price.           *
Item 5.  Dilution.                                  *
Item 6.  Selling Security Holders.                  *
Item 7.  Plan of Distribution.                      Method of Distribution
Item 8.  Use of Proceeds.                           Use of Proceeds
Item 9.  Selected Financial Data.                   *
Item 10. Management's Discussion and                *
         Analysis of Financial
         Condition and Results of Operations.
Item 11. General Information as to Registrant.      The Depositor
Item 12. Policy with Respect to Certain             Outside Front Cover Page; Description of the Subordinated Certificates
         Activities.
Item 13. Investment Policies of Registrant.         Outside Front Cover Page; Description of the Subordinated Certificates;
                                                    Description of the Mortgage Pool
Item 14. Description of Real Estate.                Description of the Mortgage Pool
Item 15. Operating Data.                            *
Item 16. Tax Treatment of Registrant and            Certain Federal Income Tax Consequences
         Its Security Holders.
Item 17. Market Price of and Dividends on the       *
         Registrant's Common Equity and Related
         Stockholder Matters.
Item 18. Description of Registrant's Securities.    Outside Front Cover Page; Risk Factors and Other Special Considerations;
                                                    Description of the Subordinated Units; Description of the Subordinated
                                                    Certificates; Description of the Mortgage Pool; Certain Federal Income Tax
                                                    Consequences
Item 19. Legal Proceedings.                         *
Item 20. Security Ownership of Certain              *
         Beneficial Owners and Management.
Item 21. Directors and Executive Officers.          *
Item 22. Executive Compensation.                    *
Item 23. Certain Relationships and Related          *
         Transactions.
Item 24. Selection, Management and Custody of       Description of the Subordinated Certificates; Description of the Mortgage
         Registrant's Investments.                  Pool; The Pooling and Servicing Agreement-Servicing of the Mortgage Loans
Item 25. Policies with Respect to                   *
         Certain Transactions.
Item 26. Limitations of Liability.                  The Pooling and Servicing Agreement-Certain Matters Regarding the
                                                    Depositor, the Servicer and the Special Servicer
Item 27. Financial Statements and Information.      Financial Information
Item 28. Interests of Named Experts and Counsel.    *
Item 29. Disclosure of Commission Position on       *
         Indemnification for Securities Act
         Liabilities.
--------
*  Not applicable or answer is in the negative.

         INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THIS REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

PROSPECTUS
                  SUBJECT TO COMPLETION, DATED [       ], 1997


                              $[ ] (APPROXIMATE)
                  ASSET SECURITIZATION CORPORATION, DEPOSITOR
            NOMURA ASSET CAPITAL CORPORATION, MORTGAGE LOAN SELLER
            AMRESCO MANAGEMENT, INC., SERVICER AND SPECIAL SERVICER
                        LASALLE NATIONAL BANK, TRUSTEE
                       SUBORDINATED UNITS CONSISTING OF
                        $[ ] (APPROXIMATE) CLASS B-1,
                        $[ ] (APPROXIMATE) CLASS B-2,
                        $[ ] (APPROXIMATE) CLASS B-3,
                        $[ ] (APPROXIMATE) CLASS B-4,
                      $[ ] (APPROXIMATE) CLASS B-5, AND
                         $[ ] (APPROXIMATE) CLASS B-6
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4

         The Commercial Mortgage Pass-Through Certificates, Series 1997-D4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, together with the Senior Certificates, the Junior Subordinated Certificates the Class V-1, Class V-2, Class R and Class LR Certificates (each as defined herein, and collectively, the "Certificates"), will represent beneficial ownership interests in a trust fund (the "Trust Fund") to be created by Asset Securitization Corporation (the "Depositor"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of [140] fixed-rate mortgage loans, with original terms to maturity of generally not more than thirty years (the "Mortgage Loans"), secured by first liens on [271] commercial and multifamily residential properties (the "Mortgaged Properties"). The Mortgaged Properties consist of anchored and unanchored retail properties, office buildings, full and limited service hotels, multifamily residential housing, nursing homes, industrial properties, factory outlet centers, mobile home and recreational vehicle parks and an assisted living facility. The characteristics of the Mortgage Loans and the Mortgaged Properties are more fully described herein under "Description of the Mortgage Pool." The Mortgage Loans were either purchased or originated by the Mortgage Loan Seller and will be sold to the Depositor on or prior to the date of initial issuance of the Certificates.
                                                     (cover page continued)

         PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTIONS "RISK FACTORS AND OTHER SPECIAL CONSIDERATIONS" HEREIN COMMENCING ON PAGE [ ].

---------------------------------------------------------------------------------------
                              PASS-THROUGH    PRICE TO   UNDERWRITING   PROCEEDS TO
                                RATE(1)       PUBLIC(2)   DISCOUNT(3)    DEPOSITOR(4)
---------------------------------------------------------------------------------------
Per Subordinated Unit(5)

Total....................                      $            $              $
---------------------------------------------------------------------------------------

(1) The Pass-Through Rate shown on the table above for the Subordinated Units is a rate for the Distribution Date occurring in __________, 1997. The Pass- Through Rates for the Subordinated Units for each subsequent Distribution Date will be the weighted average Pass-Through Rate of the Subordinated Certificates.
(2)  Plus accrued interest, if any, from the date of issuance.
(3) The Depositor [and the Mortgage Loan Seller] have each agreed to indemnify the Underwriters against, and provide contribution with respect to, certain liabilities, including civil liabilities under the Securities Act of 1933, as amended (the "Act"). See "Plan of Distribution."
(4) Before deducting expenses payable by the Depositor estimated at $__________.
(5) No Class of Subordinated Certificates will be separately tradable unless and until such Class of Subordinated Certificates is rated investment grade by __________ or __________, and only such investment grade Class shall be separately tradable.

       THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MORTGAGE LOAN SELLER, THE ORIGINATORS, THE SERVICER,
      THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR
            RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE
          UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY
                   GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
 PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

         There is currently no secondary market for the Subordinated Units or the Subordinated Certificates. Each of the Underwriters currently expects to make a secondary market in the Subordinated Units and, if separately traded, the Subordinated Certificates, but has no obligation to do so. There can be no assurance that an active secondary market for the Subordinated Units or, if separately traded, the Subordinated Certificates will develop or that any such market, if established, will continue. See "Plan of Distribution" herein.

         The Subordinated Units are offered by the Underwriters subject to prior sale, when, as and if issued, delivered to and accepted by the Underwriters and subject to the right to reject orders in whole or in part. It is expected that delivery of the Subordinated Units will be made through the facilities of The Depository Trust Company ("DTC") in the United States and Centrale de Livraison de Valeurs Mobiliers S.A. ("CEDEL") and The Euroclear System ("Euroclear") in Europe, on or about [ ], 1997.

BEAR, STEARNS & CO. INC.            NOMURA SECURITIES INTERNATIONAL, INC.


                   The Date of this Prospectus is [ ], 1997
                   ----------------------------------------

(continuation of cover page)
----------------------------

         The Certificates will consist of twenty-two classes (each, a "Class"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A- CS1 Certificates, Class A-CS2 Certificates, Class A-1D Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates (collectively, the "Senior Certificates"), Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, Class B-6 Certificates, Class B-7 Certificates, Class B-7H Certificates, Class V-1 Certificates, Class V-2 Certificates, Class LR Certificates and Class R Certificates. Only the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates (collectively, the "Subordinated Certificates") are being offered hereby in the form of Subordinated Units (the "Subordinated Units"); the Senior Certificates are being offered concurrently with the Subordinated Certificates under a separate prospectus and are not offered hereby; and the Class B-7, Class B-7H (collectively, the "Junior Subordinated Certificates"), Class V-1, Class V-2, Class R and Class LR Certificates are not offered hereby.

         Distributions on the Subordinated Certificates will be made, to the extent of Available Funds, on the Distribution Date; provided, however, the Distribution Date will be no earlier than the second business day following the 11th day of each month and, provided, further, that if the 11th day of any month is not a business day, the Distribution Date will be the third business day following the 11th day of such month. Distributions allocable to interest on the Subordinated Certificates on each Distribution Date will be based on the Pass-Through Rate for the respective Class as described herein and the aggregate principal balance (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. Distributions in respect of principal of the Subordinated Certificates will be made as described herein under "Description of the Subordinated Certificates-- Distributions--Priorities."

         THE YIELD TO INVESTORS WILL BE SENSITIVE TO THE TIMING AND MAGNITUDE OF LOSSES ON THE MORTGAGE LOANS DUE TO LIQUIDATIONS. IN ADDITION, TO THE EXTENT LOSSES ON THE MORTGAGE LOANS EXCEED THE PRINCIPAL BALANCE OF ALL CLASSES OF CERTIFICATES SUBORDINATE TO EITHER CLASS OF SUBORDINATED CERTIFICATES, SUCH CLASS WILL BEAR A LOSS EQUAL TO THE AMOUNT OF SUCH EXCESS UP TO AN AMOUNT EQUAL TO THE REMAINING PRINCIPAL BALANCE THEREOF. NO REPRESENTATION IS MADE AS TO THE RATE OF PREPAYMENTS ON, OR RATE OR AMOUNT OF LIQUIDATIONS OF, THE MORTGAGE LOANS OR AS TO THE ANTICIPATED YIELD TO MATURITY OF ANY SUBORDINATED CERTIFICATE. THE YIELD TO MATURITY ON EACH CLASS OF THE SUBORDINATED CERTIFICATES WILL BE SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING BOTH VOLUNTARY AND INVOLUNTARY PREPAYMENTS, DEFAULTS AND LIQUIDATIONS) ON THE MORTGAGE LOANS AND PAYMENTS WITH RESPECT TO REPURCHASES THEREOF THAT ARE APPLIED IN REDUCTION OF THE CERTIFICATE BALANCE OF SUCH CLASS. SEE "PREPAYMENT AND YIELD CONSIDERATIONS" HEREIN.

         AMRESCO Management, Inc. will act as Servicer of the Mortgage Loans. The obligations of the Servicer with respect to the Certificates will be limited to its contractual servicing obligations and the obligation under certain circumstances to make Advances in respect of the Mortgage Loans. In certain limited circumstances AMRESCO Management, Inc., in its capacity as the initial Special Servicer may be required to make Property Advances. If the Servicer is not the Special Servicer and the Special Servicer fails to make the required Advance, the Servicer, subject to a recoverability determination, will be required to make the Advance. The Servicer will not act as an insurer or credit enhancer of the Mortgage Pool. If the Servicer fails to make a required Advance, the Trustee, subject to a recoverability determination, will be required to make such Advance. If the Trustee fails to make a required Advance, the Fiscal Agent, subject to a recoverability determination, will be required to make the Advance. See "The Pooling and Servicing Agreement-- Advances" herein.

         It is a condition to the issuance of the Subordinated Certificates that (i) the Senior Certificates are issued and offered and (ii) the Class B-1 Certificates be rated "____" by ________, the Class B-2 Certificates be rated "___" by ________, the Class B-3 Certificates be rated "___" by ________, the Class B-4 Certificates be rated "_____" by ________, the Class B-5 Certificates be rated "____" by ________ and the Class B-6 Certificates be rated "___" by ________. For a description of the limitations of the ratings of the Subordinated Certificates, see "Rating" herein. The Rated Final Distribution Date of each Class of Subordinated Certificates is [ ].

         Elections will be made to treat designated portions of the Trust Fund, exclusive of the Reserve Accounts, Lock Box Accounts, Cash Collateral Accounts, the Excess Interest and the Default Interest as two separate "real estate mortgage investment conduits" (each a "REMIC" or, alternatively, the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively) for federal income tax purposes. The Senior Certificates, Subordinated Certificates and Junior Subordinated Certificates will constitute "regular interests" in the Upper-Tier REMIC, and the Class R and Class LR Certificates will constitute the sole Class of "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively. The Subordinated Certificates, together with the Senior Certificates and Junior Subordinated Certificates, are sometimes collectively referred to herein as the "Regular Certificates." The Class V-1 Certificates will represent the right to receive Default Interest and the Class V-2 Certificates will represent the right to receive Excess Interest, which portions of the Trust Fund will be treated as a grantor trust for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

         UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS, ALL DEALERS EFFECTING TRANSACTIONS IN THE SUBORDINATED UNITS OR, IF SEPARATELY TRADED, THE SUBORDINATED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A COPY OF THIS PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

         The distribution of this Prospectus dated [ ], 1997, and the offer or sale of the Subordinated Units and Subordinated Certificates may be restricted by law in certain jurisdictions. Persons into whose possession this Prospectus or any Subordinated Units or Subordinated Certificates come must inform themselves about, and observe, any such restrictions. In particular, there are restrictions on the distribution of this Prospectus and the offer or sale of the Subordinated Units and Subordinated Certificates in the United Kingdom (see "Method of Distribution" herein).

         The Depositor does not intend to register the Subordinated Units and Subordinated Certificates under the Securities and Exchange Law of Japan (the "SEL"). Accordingly, the Subordinated Units and Subordinated Certificates may not be offered or sold directly or indirectly in Japan, and this Prospectus may not be distributed or circulated in Japan, except in circumstances that do not constitute an offer to the public within the meaning of the SEL.

         The transferability of the Subordinated Units and Subordinated Certificates is subject to certain limitations. See "Description of the Subordinated Certificates--Transfer Restrictions."

         All capitalized terms herein have the meanings described herein. See "Index of Significant Definitions" herein.

                                  PROSPECTUS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary of Prospectus........................................................12
Risk Factors and Other Special Considerations................................26
     The Mortgage Loans......................................................26
     The Certificates........................................................42
Industry Overview............................................................48
Description of the Mortgage Pool.............................................49
     General.................................................................49
     Security for the Mortgage Loans.........................................51
     The Mortgage Loan Program--Underwriting Standards.......................51
     Significant Mortgage Loans..............................................53
     Certain Terms and Conditions of the Mortgage Loans......................58
     Additional Mortgage Loan Information....................................63
     Changes in Mortgage Pool Characteristics................................76
Description of the Subordinate Units.........................................76
Description of the Subordinated Certificates.................................76
     General.................................................................76
     Subordination...........................................................78
     Distributions...........................................................78
     Realized Losses.........................................................86
     Prepayment Interest Shortfalls..........................................87
     Appraisal Reductions....................................................87
     Delivery, Form and Denomination.........................................87
     Book-Entry Registration.................................................88
     Definitive Certificates.................................................91
     Transfer Restrictions...................................................91
Prepayment and Yield Considerations..........................................92
     Mortgagor Defaults......................................................92
     Yield..................................................................114
     Rated Final Distribution Date..........................................116
     Weighted Average Life of Subordinated Certificates.....................116
The Depositor...............................................................124
The Mortgage Loan Seller....................................................125
The Servicer................................................................126
The Trustee.................................................................126
The Fiscal Agent............................................................126
The Pooling and Servicing Agreement.........................................126
     General................................................................126
     Assignment of the Mortgage Loans.......................................126
     Representations and Warranties; Repurchase.............................127
     Servicing of the Mortgage Loans; Collection of Payments................133
     Advances...............................................................134
     Accounts...............................................................135
     Withdrawals from the Collection Account................................137
     Enforcement of.........................................................138
     Inspections............................................................138
     Insurance Policies.....................................................138


                                     -10



                                                                          PAGE
                                                                          ----

     Evidence as to Compliance..............................................140
     Certain Matters Regarding the Depositor,
         the Servicer and the Special Servicer..............................140
     Events of Default......................................................141
     Rights Upon Event of Default...........................................141
     Amendment..............................................................142
     Voting Rights..........................................................143
     Realization Upon Mortgage Loans........................................143
     Modifications..........................................................149
     Termination............................................................150
     Optional Termination...................................................150
     The Trustee............................................................151
     Duties of the Trustee..................................................152
     Duties of the Fiscal Agent.............................................152
     Servicing Compensation and Payment of Expenses.........................152
     Special Servicing......................................................153
     Servicer and Special Servicer Permitted to Buy Certificates............154
     Reports to Certificateholders..........................................154
         Trustee Reports....................................................154
         Servicer Reports...................................................156
Use of Proceeds.............................................................156
Certain Legal Aspects of Mortgage Loans.....................................157
     General................................................................157
     Types of Mortgage Instruments..........................................157
     Leases and Rents.......................................................157
     Personalty.............................................................158
     Installment Contracts..................................................158
     Subordinated Financing.................................................159
     Foreclosure............................................................159
     Judicial Foreclosure...................................................159
     Non-Judicial Foreclosure/Power of Sale.................................159
     Limitations on Lender's Rights.........................................160
     Rights of Redemption...................................................161
     Anti-Deficiency Legislation............................................162
     Leasehold Risks........................................................162
     Bankruptcy Laws........................................................163
     Environmental Legislation..............................................164
     Due-on-Sale and Due-on-Encumbrance.....................................165
     Acceleration on Default................................................165
     Default Interest, Prepayment Charges and Prepayments...................166
     Applicability of Usury Laws............................................166
     Alternative Mortgage Instruments.......................................166
     Soldiers' and Sailors' Civil Relief Act of 1940........................167
     Forfeitures in Drug and RICO Proceedings...............................167
     Certain Laws and Regulations...........................................167
     Type of Mortgaged Property.............................................168
     Americans with Disabilities Act........................................168
Certain Federal Income Tax Consequences.....................................168
     General................................................................168
     Status of Subordinated Certificates....................................169
     Qualification as a REMIC...............................................169
     Taxation of Subordinated Certificates and Subordinated Units...........171
         General............................................................171
         Original Issue Discount............................................171

                                     -11-



                                                                          PAGE
                                                                          ----

         Acquisition Premium................................................173
         Market Discount....................................................173
         Premium............................................................174
         Election to Treat All Interest Under the Constant Yield Method.....174
         Treatment of Losses................................................174
         Sale or Exchange of Subordinated Units.............................175
     Taxes That May Be Imposed on a REMIC...................................176
     Liquidation of the REMIC...............................................176
     Taxation of Certain Foreign Investors..................................176
     Backup Withholding.....................................................177
     Reporting Requirements.................................................177
ERISA Considerations........................................................178
Legal Investment............................................................178
Plan of Distribution........................................................180
Legal Matters...............................................................181
Financial Information.......................................................181
Rating......................................................................181
Available Information.......................................................182
Index of Significant Definitions............................................183
Annex A -- Loan Characteristics.............................................A
Annex B -- Global Clearance, Settlement and Tax Documentation Procedures....B
Annex C -- List of Photographs in Electronic Version of Prospectus..........C
Annex D -- Form of Quarterly and Annual Reports.............................D



                                INDEX OF TABLES

Range of Debt Service Coverage Ratios........................................68
Range of Loan-to-Value Ratios................................................68
Range of Loan-to-Value Ratios at Earlier of Anticipated
     Repayment Dates or Maturity.............................................69
Mortgaged Properties By State................................................69
Range of Year Built..........................................................70
Cut-Off Date Loan Amount By Property Type....................................71
Types of Mortgaged Properties................................................71
Range of Loan Amounts or Loan Balances.......................................72
Range of Anticipated Remaining Term in Months................................72
Range of Remaining Term in Months............................................73
Anticipated Repayment By Year................................................73
Delinquency Status as of ________ 1, 1997....................................74
Range of Mortgage Rates......................................................74
Mortgaged Properties By Originator...........................................74
Range of Remaining Lock-Out Period In Months.................................75

                             SUMMARY OF PROSPECTUS

         Prospective investors are advised to carefully read, and should rely solely on, the detailed information appearing elsewhere in this Prospectus relating to the Subordinated Units and Subordinated Certificates in making their investment decision. The following Summary of Prospectus does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations involved with an investment in such securities, and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus. Prior to making an investment decision, a prospective investor should carefully review this Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in this Prospectus. See "Index of Significant Definitions" in this Prospectus.

INDUSTRY OVERVIEW......................   The commercial real estate market is
                                          estimated to be valued at
                                          approximately $3 trillion. While
                                          much of this real estate is owned
                                          free of any mortgage or other debt,
                                          a sizable portion is financed
                                          through commercial mortgages.
                                          Commercial mortgages are
                                          predominantly secured by income
                                          producing properties, including
                                          multifamily residential, office
                                          buildings, retail properties,
                                          industrial properties, mixed use
                                          properties, mobile home parks,
                                          hotels, self-storage facilities,
                                          nursing homes, assisted living
                                          facilities and senior housing
                                          centers. The commercial real estate
                                          mortgage market is estimated to be
                                          valued at approximately $1 trillion.
                                          The traditional holders of
                                          commercial mortgages have been
                                          banks, life insurance companies and
                                          saving and loan institutions.
                                          Recently, however, an increasing
                                          percentage of mortgages are held by
                                          investors, including life insurance
                                          companies and pension funds, holding
                                          beneficial interests in securitized
                                          pools of mortgages. In 1995, banks
                                          held approximately 39% of
                                          outstanding commercial mortgages
                                          followed by life insurance companies
                                          (20%) and savings and loans (12%).
                                          Other major holders include pension
                                          funds and federal agencies.

                                          Commercial mortgaged-backed
                                          securities issuances have grown
                                          significantly since 1990, with over
                                          $100 billion in aggregate issuances
                                          from the beginning of 1990 through
                                          the end of 1996. In 1996 alone, over
                                          $27 billion of commercial
                                          mortgage-backed securities were
                                          issued. See "Industry Overview."

DEPOSITOR..............................   Asset Securitization Corporation, a
                                          Delaware corporation and a wholly
                                          owned subsidiary of Nomura Asset
                                          Capital Corporation (the "Mortgage
                                          Loan Seller"), and an affiliate of
                                          Nomura Securities International,
                                          Inc. ("NSI"). See "The Depositor"
                                          herein.

MORTGAGE LOAN SELLER...................   Nomura Asset Capital Corporation, a
                                          Delaware corporation, the parent of
                                          the Depositor and an affiliate of
                                          NSI.

                                          Nomura Asset Capital Corporation,
                                          the Mortgage Loan Seller, was
                                          incorporated in 1992 and has been
                                          engaged in the business of
                                          originating commercial mortgage
                                          loans since its inception. The
                                          Mortgage Loan Seller has been
                                          involved in the origination of
                                          approximately $15.7 billion in
                                          commercial mortgage loans and other
                                          commercial real estate investments
                                          from inception through ____________
                                          1997.



                                          Affiliates of the Mortgage Loan
                                          Seller have been involved in a total
                                          of 20 offerings of commercial
                                          mortgage-backed securities from 1993
                                          through December 1996 totaling
                                          approximately $7.3 billion in
                                          initial principal amount. These
                                          offerings included nine offerings
                                          totaling approximately $6.2 billion
                                          issued since March 1994 and which
                                          are backed by mortgage loans
                                          predominantly originated directly by
                                          the Mortgage Loan Seller. See "The
                                          Mortgage Loan Seller."

SERVICER AND SPECIAL SERVICER..........   AMRESCO Management, Inc., a Texas
                                          corporation will be the Servicer and
                                          initial Special Servicer (the
                                          "Servicer" and the "Special
                                          Servicer" in such respective
                                          capacities) and in such capacities
                                          will be responsible for servicing
                                          the Mortgage Loans as described
                                          under "The Pooling and Servicing
                                          Agreement." The Servicer will also
                                          be required to make certain Advances
                                          in accordance with the terms of the
                                          Pooling and Servicing Agreement. See
                                          "The Pooling and Servicing
                                          Agreement--Advances." AMRESCO
                                          Management, Inc. ("AMI") is a wholly
                                          owned subsidiary of AMRESCO, INC.
                                          ("AMRESCO"), a publicly traded
                                          (NASDAQ) company. The servicing of
                                          all performing loans will be
                                          performed by the AMRESCO Services
                                          Division of AMI.

                                          AMI provides servicing for AMRESCO's
                                          portfolio, which as of September 1,
                                          1996 consisted of approximately
                                          11,127 loans with an aggregate
                                          principal balance of approximately
                                          $14.9 billion, making it the largest
                                          commercial servicer according to the
                                          1996 ranking issued by the Mortgage
                                          Banker Association of America. The
                                          portfolio is significantly
                                          diversified both geographically and
                                          by product type. AMI also provides
                                          servicing for other securitized
                                          transactions under full, primary,
                                          sub and/or master servicing
                                          contracts for both public and
                                          private placement transactions
                                          representing both single and
                                          multi-borrower mortgage pools, which
                                          as of [ ] consisted of [ ]. See "The
                                          Servicer."

                                          The Special Servicer will be
                                          responsible for servicing functions
                                          with respect to Mortgage Loans that,
                                          in general, are in default or as to
                                          which default is imminent and for
                                          administering any REO Property. The
                                          holders of greater than 50% of the
                                          Percentage Interest of the most
                                          subordinate Class of Certificates
                                          (which Class will initially be the
                                          Junior Subordinated Certificates)
                                          will be entitled, at their option,
                                          to remove the Special Servicer with
                                          or without cause, and appoint a
                                          successor Special Servicer, provided
                                          that each Rating Agency confirms in
                                          writing that such removal and
                                          appointment in and of itself, would
                                          not cause a downgrade, qualification
                                          or withdrawal of the then current
                                          ratings assigned to any Class of
                                          Certificates. The Servicer and
                                          Special Servicer will be permitted
                                          to purchase any Class of
                                          Certificates. See "Risk Factors and
                                          Other Special Considerations--The
                                          Certificates--Servicer or Special
                                          Servicer May Purchase Certificates;
                                          Conflict of Interest" and "The
                                          Pooling and Servicing
                                          Agreement--Special Servicing"
                                          herein. It is anticipated that the
                                          Special Servicer or an affiliate of
                                          the Special Servicer will purchase
                                          all or a majority of the Junior
                                          Subordinated Certificates.


ORIGINATORS............................   The Mortgage Loan Seller and
                                          Bloomfield Acceptance Company, LLC,
                                          a Michigan limited liability company
                                          ( "Bloomfield," and together with
                                          the Mortgage Loan Seller, the
                                          "Originators").

                                          All of the Mortgage Loans were
                                          originated by the Mortgage Loan
                                          Seller or Bloomfield as shown in the
                                          following table during the period
                                          commencing [ ] 1996 and ending on
                                          the Cut-off Date:

                                          ORIGINATORS OF THE MORTGAGE LOANS (1)


                                                  % OF
                                                  INITIAL      NUMBER OF
                                                   POOL        MORTGAGE
                        ORIGINATOR                BALANCE       LOANS
                        ---------------------     -------      --------
                        Nomura Asset Capital
                              Corporation........  [  ]%

                        Bloomfield Acceptance
                              Company, LLC         [  ]%

                        ------------------------
                            (1)  All statistical information set forth in this
                                 and the following tables in the Summary
                                 regarding the "% of Initial Pool Balance" is
                                 based on the Cut-off Date Principal Balance of
                                 the related Mortgage Loan or Loans.

                              THE MORTGAGE POOL
                              -----------------

MORTGAGE LOAN POOL CHARACTERISTICS.....   The mortgage loan pool will consist
                                          of approximately [140] fixed rate
                                          mortgage loans secured by
                                          approximately [271] commercial and
                                          multifamily properties with an
                                          aggregate principal balance of
                                          approximately [$1.6] billion. Each
                                          mortgage loan is generally
                                          non-recourse and is secured by one
                                          or more first mortgage liens
                                          encumbering the related borrower's
                                          interest in the related property or
                                          properties. The mortgage loan pool
                                          includes the following three types
                                          of loans: balloon, anticipated
                                          repayment date ("ARD") and fully
                                          amortizing. The majority of the
                                          mortgage loans are ARD Loans, which
                                          provide for application of the
                                          properties' excess cash flows to
                                          amortize the principal if the loan
                                          is not repaid on an anticipated
                                          date, usually 10-15 years after
                                          origination.

                                          The mortgage loan pool is
                                          diversified with mortgage loans in
                                          [39] different states. The largest
                                          concentration by principal amount is
                                          in California with approximately 18%
                                          of the pool. The mortgage loan pool
                                          is also diversified by property
                                          type. The largest concentrations by
                                          principal amount are in shopping
                                          centers (31%), office (24%) and
                                          hotel (20%) properties. The other
                                          property types included in the
                                          Mortgage Pool include multifamily
                                          residential housing, nursing homes,
                                          industrial properties, factory
                                          outlet centers, mobile home parks
                                          and an assisted living facility. The
                                          mortgage loan pool includes 20 loans
                                          over $20 million which make up
                                          approximately 42% of the total
                                          principal balance. The mortgage pool
                                          has a weighted average debt service
                                          coverage ratio of [1.45] times and a
                                          weighted average loan to current
                                          appraised value ratio of [70%].



                                           GENERAL CHARACTERISTICS (AS OF
                                           CUT-OFF DATE, UNLESS OTHERWISE
                                           INDICATED)

                                           Initial Pool
                                            Balance (1).............. $
                                           Number of Mortgage Loans..
                                           Number of Mortgaged
                                            Properties...............
                                           Average Mortgage Loan
                                            Balance.................. $
                                           Weighted Average Months
                                            Since Loan Origination...         %
                                           Weighted Average Mortgage
                                            Rate ....................   [8.63]%
                                           Range of Mortgage Rates...    [7.58-
                                                                         10.11%]
                                           Weighted Average Remaining
                                            Term to Maturity or
                                            Anticipated Repayment
                                            Date ....................  [143 Mos]
                                           Range of Remaining Term to
                                            Maturity or Anticipated
                                            Repayment Date ..........     [82-
                                                                        240 Mos]
                                           Weighted Average Remaining
                                            Amortization Term (2)....  [308 Mos]
                                           Range of Remaining
                                            Amortization.............     [180-
                                                                        360 Mos]
                                           Weighted Average
                                            DSCR (3).................     [1.48]
                                           Range of DCCR (3).........[1.23-2.05]
                                           Weighted Average DSCR (3)
                                            at Earlier of Anticipated
                                            Repayment Date or
                                            Maturity (4).............         %
                                           Weighted Average LTV......     [65]%
                                           Range of LTV .............    [36]%-
                                                                          [79]%
                                           Weighted Average LTV at
                                            Earlier of Anticipated
                                            Repayment Date or
                                            Maturity (5)
                                           ARD Loans (6).............     [90]%
                                           Fully Amortizing Loans
                                            (other than ARD Loans)...      [6]%
                                           Balloon Loans.............      [4]%
                                           Delinquency as of
                                            Cut-off Date.............

                                           ------------------------------

                                           (1) Subject to a permitted variance
                                           of plus or minus 5%.

                                           (2) "Weighted Average Remaining
                                           Amortization Term" reflects the
                                           fact that certain Mortgage Loans
                                           provide for Monthly Payments based
                                           on amortization schedules at least
                                           60 months longer than the remaining
                                           stated terms of such Mortgage
                                           Loans. See "Description of the
                                           Mortgage Pool--Certain Terms and
                                           Conditions of the Mortgage
                                           Loans--Amortization of Principal"
                                           herein.

                                           (3) Debt Service Coverage Ratio
                                           ("DSCR") for any Mortgage Loan is
                                           equal to the Net Cash Flow from the
                                           related Mortgaged Property divided
                                           by the Annual Debt Service for such
                                           Mortgaged Property (as such terms
                                           are defined under "Description of
                                           the Mortgage Pool--Additional
                                           Mortgage Loan Information").

                                           (4) "Weighted Average DSCR at
                                           Earlier of Anticipated Repayment
                                           Date or Maturity" is calculated in
                                           the same manner as DSCR, except
                                           that (i) Annual Debt Service, in
                                           the case of ARD Loans, is assumed
                                           to be the annual debt service
                                           payable during the 12 months
                                           preceding the Anticipated Repayment
                                           Date, and in the case of all other
                                           Mortgage Loans is the annual debt
                                           service payable during the 12
                                           months preceding the maturity date
                                           and not including any principal not
                                           attributable to a constant monthly
                                           payment and (ii) Net Cash Flow is
                                           assumed to be the same as Net Cash
                                           Flow used for determining DSCR as
                                           of the Cut-off Date. Such
                                           calculation thus assumes that Net
                                           Cash Flow as of the Maturity Date
                                           or Anticipated Repayment Date, as
                                           applicable, is the same as Net Cash
                                           Flow as of the Cut-off Date. There
                                           can be no assurance that net Cash
                                           Flow will not have declined from
                                           Cut-off Date levels.

                                           (5) "Maturity Date/Anticipated
                                           Repayment Date LTV" for any
                                           Mortgage Loan is calculated in the
                                           same manner as Cut-off Date LTV,
                                           except that the Mortgage Loan
                                           Cut-off Date principal balance used
                                           to calculate the Cut-off Date LTV
                                           has been adjusted to give effect to
                                           the amortization of the applicable
                                           Mortgage Loan as of its maturity
                                           date or, in the case of a Mortgage
                                           Loan that has an Anticipated
                                           Repayment Date, as of its
                                           Anticipated Repayment Date. Such
                                           calculation thus assumes that the
                                           appraised value of the Mortgaged
                                           Property or Properties securing a
                                           Mortgage Loan on the maturity date
                                           or Anticipated Repayment Date, as
                                           applicable, is the same as the
                                           Appraised Value as of the Cut-off
                                           Date. There can be no assurance
                                           that the value of any particular
                                           Mortgaged Property will not have
                                           declined from the Appraised Value.

                                           (6) "ARD Loans" are Mortgage Loans
                                           that substantially fully amortize
                                           by their respective maturity dates
                                           but provide for an Anticipated
                                           Repayment Date on which a
                                           substantial amount of principal
                                           will be due if the borrower elects
                                           to prepay the Mortgage Loan in full
                                           on such date. Such Mortgage Loans
                                           provide for an increased interest
                                           rate after the Anticipated
                                           Repayment Date and require the
                                           application of all Excess Cash Flow
                                           to amortize principal after the
                                           Anticipated Repayment Date. See
                                           "Description of the Mortgage
                                           Pool--Certain Terms and Conditions
                                           of the Mortgage Loans" herein.

                                           NSI HAS MADE AVAILABLE AN
                                           ELECTRONIC VERSION OF THIS
                                           PROSPECTUS ON THE WORLD WIDE WEB AT
                                           "HTTP:// WWW.NOMURANY.COM". THE
                                           PASSWORD FOR ACCESS TO SUCH WEB
                                           SITE IS "CMBS". CERTAIN STATISTICAL
                                           INFORMATION INCLUDED IN THIS
                                           PROSPECTUS CAN BE DOWNLOADED FROM
                                           SUCH WEB SITE. THE ELECTRONIC
                                           VERSION OF THIS PROSPECTUS WILL
                                           ALSO CONTAIN PHOTOGRAPHS OF CERTAIN
                                           OF THE MORTGAGED PROPERTIES. A LIST
                                           OF THE PHOTOGRAPHS AVAILABLE ON THE
                                           ELECTRONIC VERSION OF THIS
                                           PROSPECTUS IS CONTAINED ON ANNEX C
                                           HERETO.

REPRESENTATIONS AND WARRANTIES............ The Mortgage Loan Seller will sell the Mortgage Loans to the
                                           Depositor and, in connection
                                           therewith, will make certain
                                           representations and warranties, as
                                           more fully described herein. The
                                           Depositor will assign the Mortgage
                                           Loans, together with its rights and
                                           remedies in respect of breaches of
                                           the Mortgage Loan Seller's
                                           representations and warranties to
                                           the Trustee for the benefit of
                                           Certificateholders. With respect to
                                           Mortgage Loans acquired by the
                                           Mortgage Loan Seller from a third
                                           party, the Mortgage Loan Seller
                                           will also assign to the Depositor
                                           and the Depositor will assign to
                                           the Trustee for the benefit of the
                                           Certificateholders, any rights and
                                           remedies in respect of breaches of
                                           representations or warranties made
                                           by such third party. See "The
                                           Pooling and Servicing
                                           Agreement--Representations and
                                           Warranties; Repurchase."

                                 THE OFFERING

SUBORDINATED UNITS........................ $[ ] (approximate) Subordinated
                                           Units, each Subordinated Unit
                                           consisting of $[ ] (approximate)
                                           Class B-1 Certificates, $[ ]
                                           (approximate) Class B-2
                                           Certificates, $[ ] (approximate)
                                           Class B-3 Certificates, $[ ]
                                           (approximate) Class B-4
                                           Certificates, $[ ] (approximate)
                                           Class B-5 Certificates, and $[ ]
                                           (approximate) Class B-6
                                           Certificates. No Class of
                                           Subordinated Certificates will be
                                           separately tradable unless and
                                           until such Class of Subordinated
                                           Certificates is rated investment
                                           grade by either ________________ or
                                           _________________, and only such
                                           investment grade Class shall be
                                           separately tradable. All references
                                           herein to the Subordinated Units
                                           are deemed to include the
                                           Subordinated Certificates.

TITLE OF CERTIFICATES..................... Asset Securitization Corporation,
                                           Commercial Mortgage Pass-Through
                                           Certificates, Series 1997-D4. The
                                           Subordinated Certificates, together
                                           with the other Classes of
                                           Certificates will represent
                                           beneficial ownership interests in
                                           the Trust Fund to be created by the
                                           Depositor. The Trust Fund will
                                           consist primarily of a Mortgage
                                           Pool of [140] Mortgage Loans, with
                                           original terms to maturity of
                                           generally not more than thirty
                                           years, secured by first liens on
                                           [271] commercial and multifamily
                                           Mortgaged Properties.

SUBORDINATION............................. As a means of providing protection to the holders of the Senior
                                           Certificates against losses
                                           associated with delinquent and
                                           defaulted Mortgage Loans, the
                                           rights of the holders of the
                                           Subordinated Certificates to
                                           receive distributions of interest
                                           and principal with respect to the
                                           Mortgage Loans will be subordinated
                                           to the corresponding rights of the
                                           holders of the Senior Certificates.
                                           The rights of the holders of the
                                           Class B-1 Certificates to receive
                                           distributions of interest and
                                           principal will be subordinate to
                                           those of the Senior Certificates;
                                           the rights of the holders of the
                                           Class B-2 Certificates to receive
                                           distributions of interest and
                                           principal will be subordinate to
                                           those of the Senior Certificates
                                           and Class B-1 Certificates; the
                                           rights of the holders of the Class
                                           B-3 Certificates to receive
                                           distributions of interest and
                                           principal will be subordinate to
                                           those of the Senior Certificates,
                                           Class B-1 and Class B-2
                                           Certificates; the rights of the
                                           holders of the Class B-4
                                           Certificates to receive
                                           distributions of interest and
                                           principal will be subordinate to
                                           those of the Senior Certificates,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates; the rights of the
                                           holders of the Class B-5
                                           Certificates to receive
                                           distributions of interest and
                                           principal will be subordinate to
                                           those of the Senior Certificates,
                                           Class B-1, Class B-2, Class B-3 and
                                           Class B-4 Certificates; and the
                                           rights of the holders of the Class
                                           B-6 Certificates to receive
                                           distributions of interest and
                                           principal will be subordinate to
                                           those of the Senior Certificates,
                                           Class B-1, Class B-2, Class B-3,
                                           Class B-4, and Class B-5
                                           Certificates. The rights of the
                                           Junior Subordinated Certificates to
                                           receive distributions of interest
                                           and principal will be subordinate
                                           to those of the Senior Certificates
                                           and the Subordinated Certificates.
                                           This subordination will be effected
                                           in two ways: (i) by the
                                           preferential right of holders of a
                                           Class of Certificates to receive on
                                           any Distribution Date the amounts
                                           of interest and principal
                                           distributable in respect of such
                                           Certificates on such Distribution
                                           Date prior to any distribution
                                           being made on such Distribution
                                           Date in respect of any Classes (or
                                           components) of Certificates
                                           subordinate thereto and (ii) by the
                                           allocation of Realized Losses,
                                           first, to the Junior Subordinated
                                           Certificates, second, to the Class
                                           B-6 Certificates, third, to the
                                           Class B-5 Certificates, fourth, to
                                           the Class B-4 Certificates, fifth,
                                           to the Class B-3 Certificates,
                                           sixth, to the Class B-2
                                           Certificates, seventh, to the Class
                                           B-1 Certificates, and finally, to
                                           the Senior Certificates in
                                           accordance with the terms of the
                                           Pooling and Servicing Agreement. No
                                           other form of credit enhancement
                                           will be available for the benefit
                                           of the holders of the Subordinated
                                           Certificates. See "Description of
                                           the Subordinated Certificates" and
                                           "Description of the Subordinated
                                           Certificates--Distributions--Priorities"
                                           herein.

CERTIFICATE SUMMARY....................... Each Class of Certificates has the
                                           approximate aggregate initial
                                           Certificate Balance, subject to a
                                           permitted variance of plus or minus
                                           5%, and other characteristics set
                                           forth below. The Subordinated
                                           Certificates, together with the
                                           Senior Certificates, the Junior
                                           Subordinated Certificates, the
                                           Class V-1, Class V-2, Class R and
                                           Class LR Certificates will be
                                           issued pursuant to the Pooling and
                                           Servicing Agreement.
                                                                                  WEIGHTED
                                                                                AVERAGE PASS-    WEIGHTED AVG.
                        INITIAL AGGREGATE               % OF                       THROUGH       LIFE* (YRS.)
                    CERTIFICATE PRINCIPAL OR   % OF    CREDIT                      RATE AS                       PRINCIPAL
  CLASS   RATINGS        NOTIONAL AMOUNT       TOTAL   SUPPORT   DESCRIPTION   OF CUT-OFF DATE                    WINDOW*
-------------------------------------------------------------------------------------------------------------------------------
Senior Certificates**

A-1A, A-1B, A-1C
and A-1D                $                         %             [Fixed Rate]         %

A-2, A-3,
A-4 and A-5             $                         %          [Weighted Average
                                                                   Coupon]           %

A-CS1 and
A-CS2                   $                       n/a          [Interest Only:
                                                                 Weighted
                                                              Average Coupon]        %                               n/a

Subordinated Certificates

B-1                     $                      [   ]%         [Fixed Rate]

B-2                     $                      [   ]%         [Fixed Rate]

B-3                     $                      [   ]%         [Fixed Rate]

B-4                     $                      [   ]%         [Fixed Rate]

B-5                     $                      [   ]%         [Fixed Rate]

B-6                     $                      [   ]%         [Fixed Rate]


Junior Subordinated Certificates**

B-7 and B-7H  Unrated   $
                         (approx.)             [   ]%         [Weighted Average
                                                                   Coupon]


 Rating Agencies (        )

* Based on 0% CPR with all ARD Loans prepaying on the related Anticipated
Repayment Date. See "Prepayment and Yield Considerations" herein.

** Not offered hereby.




CUT-OFF DATE ............................. [March] ___, 1997.

CLOSING DATE.............................. On or about [ ] 1997.

DISTRIBUTION DATE......................... The 13th day of each month, or if such 13th day is not a business
                                           day, the business day immediately
                                           following such 13th day, commencing
                                           on [April] ___, 1997; provided,
                                           however, that the Distribution Date
                                           will be no earlier than the second
                                           business day following the 11th day
                                           of each month; provided, further,
                                           that if the 11th day of any month
                                           is not a business day, the
                                           Distribution Date will be the third
                                           business day following the 11th day
                                           of such month. A business day is
                                           any day other than a Saturday, a
                                           Sunday or any day on which banking
                                           institutions in the States of
                                           Georgia, Illinois or New York are
                                           authorized or obligated by law,
                                           executive order or governmental
                                           decree to close.

TRUSTEE................................... LaSalle National Bank, a nationally chartered bank (the "Trustee"). See
                                           "The Pooling and Servicing
                                           Agreement--The Trustee" herein.

FISCAL AGENT.............................. ABN AMRO Bank N.V., a Netherlands
                                           banking corporation (the "Fiscal
                                           Agent") and the corporate parent of
                                           the Trustee.

REPORTS TO CERTIFICATEHOLDERS............. On each Distribution Date, the
                                           Trustee will furnish to each
                                           Certificateholder, to the
                                           Depositor, the paying agent
                                           appointed by the Trustee pursuant
                                           to the Pooling and Servicing
                                           Agreement (the "Paying Agent"), the
                                           Servicer, the Special Servicer,
                                           each Underwriter and the Rating
                                           Agencies certain information as
                                           described under "The Pooling and
                                           Servicing Agreement--Reports to
                                           Certificate Holders--Trustee
                                           Reports." The Servicer will prepare
                                           quarterly reports and annual
                                           reports in the form set forth in
                                           Annex D hereto with respect to the
                                           borrowers and Mortgaged Properties,
                                           which reports shall be delivered to
                                           the Depositor, each Underwriter
                                           (including through access to the
                                           Servicer's Web site) and the
                                           Trustee. The Trustee will forward a
                                           copy of each such report to each
                                           Rating Agency and Certificateholder
                                           upon request, limited to one
                                           request per month and at such
                                           Certificateholder's expense. The
                                           Servicer and the Special Servicer
                                           will also make available at its
                                           offices during normal business
                                           hours, or send to the requesting
                                           party at the expense of each such
                                           requesting party (other than the
                                           Rating Agencies) for review by the
                                           Depositor, the Trustee, the Rating
                                           Agencies, any Certificateholder,
                                           among other things, the following
                                           items: financial statements,
                                           occupancy information, rent rolls,
                                           average daily room rates,
                                           inspection reports and all
                                           modifications, waivers and
                                           amendments of the terms of a
                                           Mortgage Loan entered into by the
                                           Servicer or the Special Servicer.
                                           See "The Pooling and Servicing
                                           Agreement."

                                           A Current Report on Form 8-K (the
                                           "Form 8-K") will be available to
                                           purchasers of the Subordinated
                                           Certificates and will be filed by
                                           the Depositor, together with the
                                           Pooling and Servicing Agreement
                                           with the Securities and Exchange
                                           Commission within fifteen days
                                           after the initial issuance of the
                                           Subordinated Certificates. In the
                                           event Mortgage Loans are removed
                                           from the Mortgage Pool as set forth
                                           in the preceding paragraph, such
                                           removal will be noted in the Form
                                           8-K.

INTEREST PAYMENTS......................... Interest on the Subordinated
                                           Certificates will accrue at the
                                           applicable Pass-Through Rate on the
                                           outstanding Certificate Balance
                                           thereof. On each Distribution Date,
                                           each Class of Subordinated
                                           Certificates will be entitled to
                                           receive interest distributions in
                                           an amount equal to the Interest
                                           Distribution Amount (subject to the
                                           priorities described under
                                           "Description of the Subordinated
                                           Certificates--Distributions") for
                                           such Class and Distribution Date,
                                           together with any Interest
                                           Shortfalls remaining from prior
                                           Distribution Dates, in each case to
                                           the extent of Available Funds, if
                                           any, remaining after (i) payment of
                                           the Interest Distribution Amounts
                                           and unreimbursed Interest
                                           Shortfalls for the Senior
                                           Certificates and (ii), if
                                           applicable, payment of the
                                           Principal Distribution Amount for
                                           such Distribution Date and an
                                           amount equal to the aggregate
                                           unreimbursed Realized Losses
                                           previously allocated to any Senior
                                           Certificates.

                                           The Trust Fund will include two
                                           separate REMICs. Collections on the
                                           Mortgage Loans will be used to make
                                           payments of principal and interest
                                           on interests (the "Lower-Tier
                                           Interests") in the Lower-Tier
                                           REMIC. Those payments in turn will
                                           be used to make distributions on
                                           the Certificates (other than the
                                           Class R, Class V-1 and Class V-2
                                           Certificates), which represent
                                           interests in the Upper-Tier REMIC.
                                           For purposes of






                                           simplicity, distributions will
                                           generally be described herein as if
                                           made directly from collections on
                                           the Mortgage Loans to the holders
                                           of the Certificates.

                                           The "Interest Distribution Amount"
                                           with respect to any Distribution
                                           Date and either Class of
                                           Subordinate Certificates is equal
                                           to interest accrued during the
                                           related Interest Accrual Period at
                                           the Pass-Through Rate on such Class
                                           on the Certificate Balance of such
                                           Class.

PRINCIPAL PAYMENTS........................ The Principal Distribution Amount
                                           for each Distribution Date will be
                                           distributed to the Senior
                                           Certificates (other than the Class
                                           A-CS1 and Class A-CS2 Certificates)
                                           until the Certificate Balances of
                                           all the Classes of Senior
                                           Certificates (other than the Class
                                           A-CS1 and Class A-CS2 Certificates)
                                           have been reduced to zero before
                                           being applied in reduction of the
                                           Certificate Balances of first, the
                                           Class B-1 Certificates, second, the
                                           Class B-2 Certificates, third, the
                                           Class B-3 Certificates, fourth, the
                                           Class B-4 Certificates, fifth, the
                                           Class B-5 Certificates, and sixth,
                                           the Class B-6 Certificates until
                                           the Certificate Balance of each is
                                           reduced to zero, in each case to
                                           the extent of Available Funds
                                           remaining after required
                                           distributions of interest to such
                                           Class and after making interest and
                                           principal distributions and
                                           distributions for any unreimbursed
                                           Realized Losses to any more senior
                                           Class of Certificates.

                                           The "Principal Distribution Amount"
                                           for any Distribution Date is equal
                                           to the sum, for all Mortgage Loans,
                                           of (i) the principal component of
                                           all scheduled Monthly Payments
                                           (other than Balloon Payments) which
                                           become due (if received or
                                           advanced, including by virtue of a
                                           Subordinate Class Advance Amount)
                                           on the Mortgage Loans on the
                                           related Due Date; (ii) the
                                           principal component of all Assumed
                                           Scheduled Payments or Minimum
                                           Defaulted Monthly Payments, as
                                           applicable, deemed to become due
                                           (if received or advanced,
                                           including, by virtue of a
                                           Subordinate Class Advance Amount on
                                           the related Due Date with respect
                                           to any Mortgage Loan that is
                                           delinquent in respect of its
                                           Balloon Payment; (iii) the Stated
                                           Principal Balance of each Mortgage
                                           Loan that was, during the related
                                           Collection Period, repurchased from
                                           the Trust Fund in connection with
                                           the breach of a representation or
                                           warranty or purchased from the
                                           Trust Fund as described herein
                                           under "The Pooling and Servicing
                                           Agreement--Optional Termination";
                                           (iv) the portion of Unscheduled
                                           Payments allocable to principal of
                                           any Mortgage Loan that was
                                           liquidated during the related
                                           Collection Period; (v) all Balloon
                                           Payments and, to the extent not
                                           included in the preceding clauses,
                                           any other principal payment on any
                                           Mortgage Loan received on or after
                                           the Maturity Date thereof, to the
                                           extent received during the related
                                           Collection Period; (vi) to the
                                           extent not included in the
                                           preceding clauses (iii) or (iv),
                                           all other Principal Prepayments
                                           received in the related Collection
                                           Period; and (vii) to the extent not
                                           included in the preceding clauses,
                                           any other full or partial
                                           recoveries in respect of principal,
                                           including Insurance Proceeds,
                                           Liquidation Proceeds and Net REO
                                           Proceeds.

                                           Amounts received on any Mortgage
                                           Loan that represent recoveries of
                                           any Subordinate Class Advance
                                           Amount will not be included in the
                                           calculation of "Principal
                                           Distribution Amount."


RECORD DATE............................... With respect to each Distribution
                                           Date, the close of business on the
                                           10th day of the month in which such
                                           Distribution Date occurs, or if
                                           such day is not a business day, the
                                           preceding business day; the Record
                                           Date for the Distribution Date
                                           occurring in [ ] 1997 for all
                                           purposes other than the receipt of
                                           distributions is the Closing Date.


INTEREST ACCRUAL PERIOD................... With respect to any Distribution
                                           Date other than the Distribution
                                           Date occurring in [ ] 1997, the
                                           period commencing on and including
                                           the 11th day of the month preceding
                                           the month in which such
                                           Distribution Date occurs and ending
                                           on and including the 10th day of
                                           the month in which such
                                           Distribution Date occurs; the
                                           Interest Accrual Period with
                                           respect to the Distribution Date
                                           occurring in [ ] 1997 is assumed to
                                           consist of [ ] days. Each Interest
                                           Accrual Period other than the
                                           Interest Accrual Period with
                                           respect to the Distribution Date
                                           occurring in [ ] 1997 is assumed to
                                           consist of 30 days.

SCHEDULED FINAL DISTRIBUTION DATE......... As to each Class of Subordinated
                                           Certificates, [ ], the next
                                           Distribution Date occurring after
                                           the latest maturity date of any
                                           Mortgage Loan.

RATED FINAL DISTRIBUTION DATE............. As to each Class of Subordinated
                                           Certificates, [ ], the next
                                           Distribution Date occurring after
                                           the latest Assumed Maturity Date of
                                           any of the Mortgage Loans. The
                                           "Assumed Maturity Date" of (a) any
                                           Mortgage Loan that is not a Balloon
                                           Loan is the






                                           maturity date of such Mortgage Loan
                                           and (b) any Balloon Loan is the
                                           date on which such Mortgage Loan
                                           would be deemed to mature in
                                           accordance with its original
                                           amortization schedule absent its
                                           Balloon Payment.


COLLECTION PERIOD......................... With respect to a Distribution
                                           Date, the period beginning on the
                                           day after the Due Date in the month
                                           preceding the month in which such
                                           Distribution Date occurs and ending
                                           at the close of business on the Due
                                           Date in the month in which such
                                           Distribution Date occurs.

DUE DATE.................................. With respect to any Distribution
                                           Date and/or any Mortgage Loan, as
                                           the case may be, the 11th (or in
                                           the case of certain of the Mortgage
                                           Loans, if the 11th day is not a
                                           business day, either the next
                                           business day or the first preceding
                                           business day) of the month in which
                                           such Distribution Date occurs.


VOTING RIGHTS............................. Holders of the Subordinated
                                           Certificates will have Voting
                                           Rights under the Pooling and
                                           Servicing Agreement, which Voting
                                           Rights may be exercised, among
                                           other things, to direct certain
                                           actions of the Special Servicer
                                           after a default on a Mortgage Loan
                                           or to replace the Special Servicer.
                                           Following a default on a Balloon
                                           Loan at the maturity thereof and
                                           upon the satisfaction of certain
                                           conditions contained in the Pooling
                                           and Servicing Agreement the holders
                                           (including, if applicable, Special
                                           Servicer or an affiliate thereof)
                                           of greater than 50% of the
                                           Percentage Interests of the most
                                           subordinate Class or Classes of
                                           Certificates then outstanding
                                           representing a minimum of [1.5]% of
                                           the aggregate initial Certificate
                                           Balance of all Classes of
                                           Certificates (which Class initially
                                           will be the Junior Subordinated
                                           Certificates) may at their sole
                                           discretion, elect to provide the
                                           Special Servicer with Instructions
                                           to extend such Mortgage Loan. If
                                           the Certificate Balance of such
                                           Class or Classes of Certificates
                                           has been reduced to less than 40%
                                           of the initial Certificate Balances
                                           thereof, the holders of such Class
                                           together with the holders of the
                                           next most subordinate class will be
                                           treated as a single Class for
                                           purposes of such Voting Rights. It
                                           is anticipated that the Special
                                           Servicer will own a majority of the
                                           Junior Subordinated Certificates
                                           and, therefore, will be able to
                                           control the vote with respect to
                                           such matters.

PASS-THROUGH RATES........................ The per annum rate at which interest accrues (the "Pass-Through
                                           Rate") on the Class B-1, Class B-2,
                                           Class B-3, Class B-4, Class B-5 and
                                           Class B-6 Certificates will be
                                           equal to [ ]%, [ ]%, [ ]%, [ ]%,
                                           and [ ]%, respectively. See
                                           "Description of Subordinated
                                           Certificates--Distributions."

                                           The Pass-Through Rates of the other
                                           Classes of Certificates are set
                                           forth herein under "Description of
                                           the Subordinated
                                           Certificates--Distributions."

ADVANCES.................................. The Servicer is required to make advances ("P&I Advances") in
                                           respect of delinquent Monthly
                                           Payments on the Mortgage Loans,
                                           subject to the limitations
                                           described herein, and provided that
                                           the Servicer will make only one P&I
                                           Advance with respect to each
                                           Mortgage Loan for the benefit of
                                           the most subordinate Class of
                                           Certificates then outstanding
                                           (unless the related defaulted
                                           Monthly Payment is received prior
                                           to the following Due Date). See
                                           "Description of the Pooling and
                                           Servicing Agreement-- Advances"
                                           herein.

OPTIONAL TERMINATION...................... The Depositor, and if the Depositor
                                           does not exercise the option, the
                                           Servicer and, if neither the
                                           Servicer nor the Depositor
                                           exercises the option, the holders
                                           of the Class LR Certificates
                                           representing greater than a 50%
                                           Percentage Interest of the Class LR
                                           Certificates, will have the option
                                           to purchase at the purchase price
                                           specified herein, all of the
                                           Mortgage Loans, and all property
                                           acquired through exercise of
                                           remedies in respect of any Mortgage
                                           Loan, remaining in the Trust Fund,
                                           and thereby effect termination of
                                           the Trust Fund and early retirement
                                           of the then outstanding
                                           Certificates, on any Distribution
                                           Date on which the aggregate Stated
                                           Principal Balance of the Mortgage
                                           Loans remaining in the Trust Fund
                                           is less than 1% of the Initial Pool
                                           Balance. Additionally, the holders
                                           of the Class LR Certificates
                                           representing greater than a 50%
                                           Percentage Interest of the Class LR
                                           Certificates will have the option
                                           to purchase at the purchase price
                                           specified herein any Mortgage Loan
                                           on its Anticipated Repayment Date.
                                           See "The Pooling and Servicing
                                           Agreement--Optional Termination"
                                           herein.

DENOMINATIONS............................. The Class B-1, Class B-2, Class
                                           B-3, Class B-4, Class B-5 and Class
                                           B-6 Certificates will be issuable
                                           in registered form, in minimum
                                           denominations of Certificate
                                           Balance of $[________],
                                           $[________], $[________],
                                           $[________], $[________] and
                                           $[________], respectively and
                                           multiples of $[__] in excess
                                           thereof.


CLEARANCE AND SETTLEMENT.................. Holders of Subordinated
                                           Certificates may elect to hold
                                           their Certificates through any of
                                           DTC (in the United States) or CEDEL
                                           or Euroclear (in Europe). Transfers
                                           within DTC, CEDEL or Euroclear, as
                                           the case may be, will be in
                                           accordance with the usual rules and
                                           operating procedures of the
                                           relevant system. Crossmarket
                                           transfers between persons holding
                                           directly or indirectly through DTC,
                                           on the one hand, and counterparties
                                           holding directly or indirectly
                                           through CEDEL or Euroclear, on the
                                           other, will be effected in DTC
                                           through the relevant Depositaries
                                           of CEDEL or Euroclear. The
                                           Depositor may elect to terminate
                                           the book-entry system through DTC
                                           with respect to all or any portion
                                           of any Class of the Subordinated
                                           Certificates. See "Description of
                                           the Subordinated
                                           Certificates--Delivery, Form and
                                           Denomination," "--Book-Entry
                                           Registration" and "-- Definitive
                                           Certificates" herein.

CERTAIN FEDERAL INCOME TAX
CONSEQUENCES............................ Elections will be made to treat the
                                           Trust REMICs, and the Trust REMICs
                                           will qualify, as two separate
                                           REMICs for federal income tax
                                           purposes. The Senior Certificates,
                                           the Subordinated Certificates and
                                           the Junior Subordinated
                                           Certificates will constitute
                                           "regular interests" in the
                                           Upper-Tier REMIC, and the Class R
                                           and Class LR Certificates
                                           (collectively the "Residual
                                           Certificates"") will be designated
                                           as the sole Classes of "residual
                                           interests" in the Upper-Tier REMIC
                                           and Lower-Tier REMIC, respectively.
                                           The Class V-1 Certificates will
                                           represent the right to receive
                                           Default Interest and the Class V-2
                                           Certificates will represent the
                                           right to receive Excess Interest,
                                           which portions of the Trust Fund
                                           will be treated as a grantor trust
                                           for federal income tax purposes.
                                           See "Certain Federal Income Tax
                                           Consequences" herein.

                                           The Subordinated Certificates will
                                           be treated as newly originated debt
                                           instruments for federal income tax
                                           purposes. Beneficial owners of the
                                           Subordinated Certificates will be
                                           required to report income thereon
                                           in accordance with the accrual
                                           method of accounting. Although not
                                           free from doubt, it is anticipated
                                           that for purposes of computing and
                                           accruing original issue discount
                                           the Subordinated Certificates will
                                           be aggregated and that the
                                           Subordinated Units will be treated
                                           as issued with original issue
                                           discount in an amount equal to the
                                           excess of their aggregate initial
                                           Certificate Balances [(plus--days
                                           of interest at the Pass-Through
                                           Rates thereon)] over their issue
                                           price. See "Certain Federal Income
                                           Tax Consequences" herein.


ERISA CONSIDERATIONS ......................Because the Subordinated
                                           Certificates are subordinate to one
                                           or more other Classes of
                                           Certificates, the purchase and
                                           holding of the Subordinated
                                           Certificates by or on behalf of (i)
                                           an employee benefit plan or other
                                           retirement arrangement subject to
                                           Title I of the Employee Retirement
                                           Income Security Act of 1974, as
                                           amended ("ERISA"), or Section 4975
                                           of the Internal Revenue Code of
                                           1986, as amended (the "Code"), or
                                           (ii) a governmental plan (as
                                           defined in Section 3(32) of ERISA)
                                           subject to any federal, state or
                                           local law ("Similar Law") which is,
                                           to a material extent, similar to
                                           the foregoing provisions of ERISA
                                           or the Code (each, a "Plan"), may
                                           result in prohibited transactions
                                           within the meaning of ERISA, the
                                           Code or any Similar Law.

                                           No transfer of a Subordinated
                                           Certificate that is a Definitive
                                           Certificate shall be made unless
                                           the prospective transferee has (a)
                                           delivered to the Depositor, the
                                           Certificate Registrar and the
                                           Trustee a representation letter
                                           stating that that the transferee is
                                           not a Plan or a person acting on
                                           behalf of or investing the assets
                                           of a Plan, other than an insurance
                                           company investing the assets of its
                                           general account under circumstances
                                           whereby the purchase and subsequent
                                           holding of the Subordinated
                                           Certificate would be exempt from
                                           the prohibited transaction
                                           restrictions of ERISA and the Code
                                           under Sections I and III of
                                           Prohibited Transaction Class
                                           Exemption ("PTE") 95-60 or (b)
                                           provides an opinion of counsel and
                                           such other documentation as
                                           described under "ERISA
                                           Considerations". The transferee of
                                           a beneficial interest in a
                                           Subordinated Certificate that is
                                           not a Definitive Certificate shall
                                           be deemed to represent that it is
                                           not a person described in clause
                                           (a) above. See "Description of the
                                           Subordinated Certificates--Transfer
                                           Restrictions" and "ERISA
                                           Considerations" herein.

RATINGS................................... It is a condition to the issuance of the Subordinated Certificates
                                           that (i) the Senior Certificates be
                                           issued and offered, (ii) the Class
                                           B-1 Certificates be rated "____" by
                                           ________, the Class B-2
                                           Certificates be rated "____" by
                                           ________, the Class B-3




                                           Certificates be rated "____" by
                                           ________, the Class B-4
                                           Certificates be rated "_____" by
                                           ________, the Class B-5
                                           Certificates be rated "BBB" by
                                           ________ and the Class B-6
                                           Certificates be rated "____" by
                                           ________. A security rating is not
                                           a recommendation to buy, sell or
                                           hold securities and may be subject
                                           to revision or withdrawal at any
                                           time by the assigning rating
                                           organization. The Rating Agencies
                                           ratings on the Subordinated
                                           Certificates address the likelihood
                                           of the timely payment of interest
                                           and the ultimate repayment of
                                           principal by the Rated Final
                                           Distribution Date. A security
                                           rating does not address the
                                           frequency of prepayments (both
                                           voluntary and involuntary) or the
                                           possibility that Certificateholders
                                           might suffer a lower than
                                           anticipated yield, nor does a
                                           security rating address the
                                           likelihood of receipt of Prepayment
                                           Premiums, Net Default Interest or
                                           Excess Interest. A security rating
                                           does not represent any assessment
                                           of the yield to maturity that
                                           investors may experience. See "Risk
                                           Factors and Other Special
                                           Considerations" and "Rating"
                                           herein.

LEGAL INVESTMENT.......................... The appropriate characterization of the Subordinated Certificates under
                                           various legal investment
                                           restrictions, and thus the ability
                                           of investors subject to these
                                           restrictions to purchase the
                                           Subordinated Certificates, may be
                                           subject to significant
                                           interpretative uncertainties. The
                                           Subordinated Certificates will not
                                           constitute "mortgage related
                                           securities" within the meaning of
                                           the Secondary Mortgage Market
                                           Enhancement Act of 1984, as
                                           amended. Accordingly, investors
                                           should consult their own legal
                                           advisors to determine whether and
                                           to what extent the Subordinated
                                           Certificates constitute legal
                                           investments for them. See "Legal
                                           Investment" herein.

USE OF PROCEEDS........................... The net proceeds from the sale of
                                           Subordinated Units, together with
                                           the net proceeds from the sale of
                                           the Senior Certificates and Junior
                                           Subordinated Certificates, will be
                                           used by the Depositor to pay the
                                           purchase price of the Mortgage
                                           Loans.

RISK FACTORS.............................. See "Risk Factors and Other Special
                                           Considerations" immediately
                                           following this Summary for a
                                           discussion of certain factors that
                                           should be considered in connection
                                           with the purchase of the
                                           Subordinated Units.

                 RISK FACTORS AND OTHER SPECIAL CONSIDERATIONS


     Prospective holders of Subordinated Units should consider, among other things, the following factors in connection with the purchase of the Subordinated Units.


THE MORTGAGE LOANS

     Risks Associated with Commercial and Multifamily Lending Generally. The Mortgage Loans are secured by anchored and unanchored retail properties, office buildings, full and limited service hotels, multifamily residential housing, nursing homes, industrial properties, factory outlet centers, mobile home and recreational vehicle parks and an assisted living facility. Mortgage Loans secured by commercial and multifamily properties are markedly different from one-to-four family mortgage loans. Commercial and multifamily lending is generally viewed as exposing a lender to a greater risk of loss than one-to-four-family residential lending. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the related real estate project, the businesses operated by the tenants and the creditworthiness of such tenants, i.e., the ability of the applicable property to produce cash flow. Even the liquidation value of a commercial or multifamily residential property is determined more by capitalization of the property's cash flow than any absolute value of buildings and improvements thereon. Lenders typically look to the debt service coverage ratio (that is the ratio of net cash flow to debt service) of a loan secured by income-producing property as an important measure of the risk of default on such a loan. Commercial and multifamily lending also typically involves larger loans to a single obligor than one-to-four-family residential lending.

     Cash Flow Volatility. Commercial and multifamily property values and cash flows are subject to volatility and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time. The volatility of property values and cash flows depends upon a number of factors, including (i) the volatility of property revenue, determined primarily by (a) the length of tenant lease commitments, (b) the creditworthiness of tenants, (c) in the case of retail properties characterized by rentals based all or in part on tenant sales, the volume of those sales and (d) the variability of other property revenue sources; and (ii) the property's "operating leverage," which generally refers to (a) the percentage of total property operating expenses in relation to property revenue, (b) the breakdown of property operating expenses between those that are fixed and those that vary with revenue and (c) the level of capital expenditures required to maintain the property and retain or replace tenants. The net operating income and value of the Mortgaged Properties may be adversely affected by a number of factors, including but not limited to the national, regional and local economic conditions (which may be adversely impacted by plant closings, industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail space, office space or hotel rooms); changes or continued weakness in specific industry segments; changes in applicable healthcare regulations, including reimbursement requirements; perceptions by prospective tenants and, in the case of retail properties, retailers and shoppers, of the safety, convenience, services and attractiveness of the property; the willingness and ability of the property's owner to provide capable management and adequate maintenance; demographic factors; retroactive changes to building or similar codes; increases in operating expenses (such as energy costs); the number of tenants or, if applicable, the diversity of types of business operated by such tenants; and laws regulating the maximum rental permitted to be charged to a residential tenant. Properties with short-term, less creditworthy revenue sources and/or relatively high operating leverage, such as health care related facilities, hotels and motels can be expected to have more volatile cash flows than properties with medium to long-term tenant commitments from creditworthy tenants and/or relatively low operating leverage. A decline in the real estate market, in the financial condition of a major tenant or a general decline in the local or national economy will tend to have a more immediate effect on the net operating income of such properties and may lead to higher rates of delinquency or defaults. Historical operating results of the Mortgaged Properties may not be comparable to future operating results. In addition, other factors may adversely affect the Mortgaged Properties' value without affecting their current net operating income, including changes in governmental regulations, zoning or tax laws; potential environmental or other legal liabilities; the availability of refinancing; and changes in interest rate levels.

     The age, construction quality and design of a particular property may affect the occupancy level as well as the rents that may be charged for individual leases. The effects of poor construction quality or design will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if the property managers do not schedule and perform adequate maintenance in a timely fashion. If, during the terms of the Mortgage Loans, properties of a similar type are built in the areas where the Mortgaged Properties of such type are located or other similar properties in such areas are substantially updated and refurbished, the value and net operating income of such Mortgaged Properties could be reduced. There is no assurance that the value of any Mortgaged Property during the term of the related Mortgage Loan will equal or exceed its appraised value at the date of origination of such Mortgage Loan.


     Additionally, some of the Mortgaged Properties may not readily be converted to alternative uses if such Mortgaged Properties were to become unprofitable due to competition, age of the improvements, decreased demand or other factors. The conversion of nursing homes or hotels to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any such Mortgaged Properties becomes unprofitable such that the borrower becomes unable to meet its obligations on the related loan, the liquidation value of any such property may be substantially less, relative to the amount owing on the related loan, than would be the case if such property were readily adaptable to other uses.


     Other multifamily residences, hotels, retail properties, office buildings, mobile home parks, nursing homes and industrial properties located in the areas of the Mortgaged Properties compete with the Mortgaged Properties of such types to attract residents, retailers, customers, patients and tenants. Increased competition frequently leads to lowering of rents in a market and could adversely affect income from and market value of the Mortgaged Properties.

     Borrower Default; Nonrecourse Mortgage Loans. The Mortgage Loans are not insured or guaranteed by any governmental entity, by any private mortgage insurer, or by the Depositor, the Mortgage Loan Seller, the Servicer, the Special Servicer, any Originator, the Trustee, the Fiscal Agent or any of their respective affiliates.

     Each Mortgage Loan is a nonrecourse loan as to which, in the event of a default under such Mortgage Loan, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the Mortgage Loan. Consequently, payment on each Mortgage Loan prior to maturity is dependent primarily on the sufficiency of the net operating income of the related Mortgaged Property, and at maturity (whether at scheduled maturity or, in the event of a default under the related Mortgage Loan, upon the acceleration of such maturity) upon the then market value of the related Mortgaged Property or the ability of the related borrower to refinance the Mortgaged Property.

     Property Management. The successful operation of a real estate project is also dependent on the performance and viability of the property manager of such project. Different property types vary in the extent to which the property manager is involved in property marketing, leasing and operations on a daily basis. Properties deriving revenues primarily from short-term sources (such as hotels) are generally more management intensive than properties leased to creditworthy tenants under long-term leases. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing levels of rent payments, operating the properties and providing building services, managing operating expenses and advising the borrowers so that maintenance and capital improvements can be carried out in a timely fashion. In addition, all of the property managers are operating companies and unlike limited purpose entities, may not be restricted from incurring debt and other liabilities in the ordinary course of business or otherwise. There can be no assurance that the property managers will at all times be in a financial condition to continue to fulfill their management responsibilities under the related management agreements throughout the terms thereof. Moreover, certain of the properties secured by the Mortgage Loans are managed by affiliates of the applicable borrower. Such relationship could raise additional difficulties for a mortgage in a default or work-out scenario. However, [all][most] of the Mortgage Loans permit the lender to remove the manager upon the occurrence of an event of default or other specified triggers.

     Retail Properties. ________% of the Mortgage Loans, based on principal balance, are secured by retail properties (other than factory outlet centers). See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein. The critical factors determining the value of retail properties are the quality of the tenant roster as well as fundamental aspects of real estate such as location and market demographics. The linkage between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Whether a retail property is "anchored" or "unanchored" is also an important distinction. Retail properties that are anchored have traditionally been perceived to be less risky. While there is no strict definition of an anchor, it is generally understood that a retail anchor tenant is proportionately large in size and is vital in attracting customers to the property. _____%, based on principal balance, of the Mortgage Loans secured by retail properties (not including factory outlet centers), are "anchored" and _____% are "unanchored.".

     Unlike office or hotel properties, retail properties also face competition from sources outside a given real estate market. Catalog retailers, home shopping networks, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rents collectible at retail properties within the Mortgage Pool.

     Factory Outlet Properties. _____% of the Mortgage Loans, based on principal balance, are secured by factory outlet centers. See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein. The factory outlet center business depends, in part, on the pricing differential between goods sold in the factory outlet centers and similar or identical goods sold in a traditional department store or retailer. While this pricing differential results, in part, because of lower operating costs resulting from the elimination of distribution layers and the reduced rent and overhead at factory outlet centers, there can be no assurance that traditional retailers will not compete aggressively to regain sales nor can there be any assurance that the factory outlet center business will not be adversely affected by other changes in the distribution and sale of retail goods.

     Further, newer outlet centers are being constructed closer to metropolitan and suburban areas, thereby decreasing the economic viability of older centers that are located farther away. Numerous factory outlet centers have been developed in recent years and are currently being developed. As a result of this rapid growth, there exists a risk of overdevelopment, and increased competition for tenants. The terms of leases of stores in factory outlet centers typically are shorter than those in traditional malls or shopping centers, thereby increasing the risks of tenants relocating to competing centers.

     Office Properties. [24]% of the Mortgage Loans, based on principal balance, are secured by office properties. See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein. The critical factors determining the value of office properties are the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected if there is an economic decline in the business operated by the tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competition is affected by a property's age, condition, design (e.g. floor sizes and layout), access to transportation and ability or inability to offer certain amenities to its tenants, including sophisticated building systems (such as fiber optic cables, satellite communications or other base building technological features).

     The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life issues such as schools and cultural amenities. A central business district may have an economy which is markedly different from that of a suburb. The local economy will impact on an office property's ability to attract stable tenants on a consistent basis.

     Industrial Properties. [5]% of the Mortgage Loans, based on principal balance, are secured by industrial properties. See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein. The critical factors determining the value of industrial properties are the quality of tenants, building design and adaptability and the location of the property. Concerns about the quality of tenants, particularly major tenants, are similar in both office properties and industrial properties, although industrial properties are more frequently dependent on a single tenant.

     Aspects of building site design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, number of bays and bay depths, divisibility, truck turning radius and overall functionality and accessibility.

     Location is also critical because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels.

     Hotel Properties. [18]% of the Mortgage Loans, based on principal balance, are secured by full service hotels, limited service hotels, hotels associated with national franchise chains, hotels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity. See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein for certain statistical information on the Hotel Properties and Hotel Loans.

     Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel rooms generally are rented for short periods of time, hotels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have a substantial impact on such hotel's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

     Certain of the Hotel Properties are franchisees of national or regional hotel chains. The viability of any such Hotel Property depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreements. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such Hotel Property, the mortgagee may not have the right to use the franchise license without the franchisor's consent. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a Hotel Property, it is unlikely that the Trustee (or Servicer or Special Servicer) or purchaser of such Hotel Property would be entitled to the rights under any liquor license for such Hotel Property and such party would be required to apply in its own right for such license or licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

     Multifamily Properties. [15]% of the Mortgage Loans, based on principal balance, are secured by multifamily apartment buildings. See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein.

     The critical factors determining the value of a multifamily property are the number of competing residential developments in the local market, the physical attributes of the multifamily apartment building and state and local regulations affecting such property. Loans secured by liens on properties of these types pose risks not associated with loans secured by liens on other types of income-producing real estate. The successful operation of an apartment building will generally depend upon the number of competing residential developments in the local market (such as apartment buildings, other manufactured housing communities and site-built single family homes), as well as upon other factors such as its age, appearance, reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

     Certain states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not permit vacancy decontrol, or permit vacancy decontrol only in the relatively rare event that the mobile home is removed from the homesite. Local authority to impose rent control is pre-empted by state law in certain states, and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

     Adverse economic conditions, either local or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. The location and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments.

     Mobile Home Park Properties. [4]% of the Mortgaged Properties, based on principal balance, are operated as mobile home parks, recreational vehicle parks or combinations thereof. See "Description of the Mortgage
Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" for certain statistical information on such loans.

     The critical factors determining the value of mobile home park properties are generally similar to the factors affecting the value of multi-family residential properties. In addition, the mobile home park properties are "special purpose" properties that could not be readily converted to general residential, retail or office use. In fact, certain states also regulate changes in mobile home park use and require that the landlord give written notice to its tenants a substantial period of time prior to the projected change. Consequently, if the operation of any of the mobile home park properties becomes unprofitable due to competition, age of the improvement or other factors such that the borrower becomes unable to meet its obligation on the related Mortgage Loan, the liquidation value of that mobile home park property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the mobile home park property were readily adaptable to other uses.

     Senior Housing/Healthcare Properties. ____% of the Mortgaged Properties, based on principal balance, are operated as nursing homes. See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Types of Mortgaged Property" herein for certain statistical information on such loans. Critical factors determining the value of senior housing and healthcare properties include federal and state laws, competition with similar properties on a local and regional basis and the continued availability of revenue from government reimbursement programs, primarily Medicaid and Medicare. Loans secured by liens on nursing homes pose risks not associated with loans secured by liens on other types of income-producing real estate.


     Providers of long-term nursing care and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary for continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of any of such borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee (or Servicer or Special Servicer) or purchaser in a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained.

     Under applicable federal and state laws and regulations, Medicare and Medicaid, only the provider who actually furnished the related medical goods and services generally may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

     The operators of such nursing homes are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Mortgaged Property that is a nursing home will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care.


     Nursing home facilities may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected.

     Tenant Credit Risk. Income from and the market value of retail, factory outlet, office and industrial Mortgaged Properties would be adversely affected if space in the Mortgaged Properties could not be leased, if tenants were unable to meet their lease obligations, if a significant tenant were to become a debtor in a bankruptcy case under the United States Bankruptcy Code or if for any other reason rental payments could not be collected. If tenant sales in the Mortgaged Properties that contain retail space were to decline, rents based upon such sales would decline and tenants may be unable to pay their rent or other occupancy costs. Upon the occurrence of an event of default by a tenant, delays and costs in enforcing the lessor's rights could be experienced. Repayment of the Mortgage Loans will be affected by the expiration of space leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could be substantial and could reduce cash flow from the Mortgaged Properties.


     In the case of retail properties, the failure of an anchor tenant to renew its lease, the termination of an anchor tenant's lease, the bankruptcy or economic decline of an anchor tenant, or the cessation of the business of an anchor (notwithstanding its continued payment of rent) can have a particularly negative effect on the economic performance of a shopping center property given the importance of anchor tenants in attracting traffic to other stores. In addition, the failure of any anchor tenant to operate from its premises may give certain tenants the right to terminate or reduce rents under their Leases.


     Concentration of Mortgage Loans; Borrowers. Several of the Mortgage Loans have Cut-off Date Principal Balances that are substantially higher than the 4average Cut-off Date Principal Balance. The largest Mortgage Loan is secured by the Kendall Square Pool Properties, located in East Cambridge, Massachusetts, which has a Cut-off Date Principal Balance that represents approximately [ ]% of the Initial Pool Balance. The ten largest Mortgage Loans have Cut-off Date Principal Balances that represent, in the aggregate, approximately [ ]% of the Initial Pool Balance.


     [ ] of the Mortgage Loans are Pool Loans secured by more than one Mortgaged Property. The [ ] largest Pool Loans are set forth in the following table:

MORTGAGE LOANS MADE TO ONE BORROWER AND SECURED BY MORE THAN ONE MORTGAGED PROPERTY


PROPERTY NAME                        BORROWER        % OF INITIAL POOL BALANCE
-----------------------------------  --------        -------------------------

                                                                   %
                                                                   %
                                                                   %
                                                                   %
                                                                   %
 TOTAL:                                                            %

Seagate Hotel and Beach Club         Hudson Hotels Borrower        %
Brookwood Inn                        Hudson Hotels Borrower        %
Comfort Inn (Greece)                 Hudson Hotels Borrower        %
Comfort Inn(Jamestown)               Hudson Hotels Borrower        %
Econo Lodge (Canandaigua)            Hudson Hotels Borrower        %
Fairfield Inn (Albany, GA)           Hudson Hotels Borrower        %
Fairfield Inn(Cary, NC)              Hudson Hotels Borrower        %
Fairfield Inn (Charleston, SC)       Hudson Hotels Borrower        %
Fairfield Inn (Columbia, SC)         Hudson Hotels Borrower        %
Fairfield Inn (Durham -
  Research Triangle Park, NC)        Hudson Hotels Borrower        %
Fairfield Inn (Richmond, VA)         Hudson Hotels Borrower        %
Fairfield Inn(Statesville, NC)       Hudson Hotels Borrower        %
Fairfield Inn (Wilmington, NC)       Hudson Hotels Borrower        %
Cricket Inn (Charlotte {I-85}, NC)   Hudson Hotels Borrower        %
Cricket Inn (Durham - Duke, NC)      Hudson Hotels Borrower        %

Cricket Inn (Raleigh, NC)            Hudson Hotels Borrower        %
                                                                   %
                                                                  ---
TOTAL:                                                             %
                                                                   %
                                                                   %
                                                                   %
                                                                   %
                                                                   %
                                                                  ---
TOTAL:                                                             %
                                                                   %
                                                                   %
                                                                   %
                                                                   %
                                                                   %
                                                                  ---
TOTAL:                                                             %



     The following table sets forth certain information with respect to those Mortgage Loans made to affiliated borrowers and that represent more than [ ]% of the Initial Pool Balance. Except as set forth below, none of the groups of Mortgage Loans made to affiliated borrowers represent, in the aggregate by group, more than [ ]% of the Initial Pool Balance.


                MORTGAGE LOANS MADE TO AFFILIATED BORROWERS (1)


                                                        % OF
                                                       INITIAL
PROPERTY NAME                LOAN POOL                 BALANCE

                                                          %
                                                          %
                                                          %
                                                          %
                                                          %
                                                         ---
TOTAL:                                                    %


-----------------------------------
(1) See "--Limitations on the Enforceability of Cross-Collateralization" below and "Description of the Mortgage Pool--Cross-Collateralization and Cross-Default of Certain Mortgage Loans" herein.


     In general, concentrations in a mortgage pool in which one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans in such pool can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of such pool were more evenly distributed among the mortgage loans in such pool. Concentrations of Mortgage Loans with the same borrower or related borrowers can also pose increased risks. For example, if a person that owns or controls several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns or controls, it could defer maintenance at one Mortgaged Property in order to satisfy current expenses with respect to another Mortgaged Property or other income-producing property that it owns or controls, or it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments (subject to the Servicer's obligation to make Advances) for an indefinite period on all of the related Mortgage Loans.

     Limitations on Enforceability of Cross-Collateralization. [19] of the Mortgage Loans representing approximately [37]% of the Initial Pool Balance and having Cut-off Date Principal Balances ranging from $[5,600,000] to $[69,700,00] are secured by more than one Mortgaged Property. These arrangements seek to reduce the risk that the inability of a Mortgaged Property securing each such Mortgage Loan to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses. See "--Concentration of Mortgage Loans, Borrowers" above.

     Cross-collateralization arrangements involving more than one borrower, however, could be challenged as fraudulent conveyances by creditors of a borrower or by the representative of the bankruptcy estate of a borrower, if a borrower were to become a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and (i) was insolvent or was rendered insolvent by such obligation or transfer, (ii) was engaged in business or a transaction, or was about to engage in business or a transaction, for which any property remaining with the person was an unreasonably small capital or (iii) intended to, or believed that it would, incur debts that would be beyond the person's ability to pay as such debts matured. Accordingly, a lien granted by a borrower to secure repayment of another borrower's Mortgage Loan could be avoided if a court were to determine that (i) such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, or was left with inadequate capital, or was not able to pay its debts as they matured and (ii) the borrower did not, when it allowed its Mortgaged Property to be encumbered by a lien securing the entire indebtedness represented by the other Mortgage Loan, receive fair consideration or reasonably equivalent value for pledging such Mortgaged Property for the equal benefit of the other borrower.

     Other Financing. The Mortgage Loans generally prohibit incurring any debt that is secured by the related Mortgaged Property. The Mortgage Loans do, however, generally permit the related borrower to incur indebtedness in limited circumstances for the purchase of certain items used in the ordinary course of business, such as equipment. The existence of such other indebtedness could adversely affect the financial viability of the related borrowers or the security interest of the lender in the equipment or other assets acquired through such financings. See "Certain Legal Aspects of the Mortgage Loans--Subordinate Financing" herein. Additionally, (i) the Mortgage Loan Seller has made loans to affiliates of certain of the borrowers secured by the partnership, membership or other ownership interests in the borrowers or affiliates of the borrowers ("Mezzanine Debt") and (ii) an affiliate of the Mortgage Loan Seller (the "Preferred Interest Holder") has acquired a preferred equity interest in certain of the borrowers or affiliates, each as set forth on the following tables:

                                MEZZANINE DEBT


                                   PRINCIPAL
MORTGAGE LOAN                      BALANCE (1)      COMBINED LTV (2)
-------------                      -----------      ----------------


                                    $                 $

                                    $                 $

                                    $                 $



                                    $                 $

                                    $                 $

                                    $                 $

                                    $                 $



--------------------------------
(1)  As of the Cut-off Date.
(2) "Combined LTV" means LTV as defined herein but adding the principal balance of the Mezzanine Debt to the numerator.

           PREFERRED EQUITY INVESTMENTS IN BORROWERS AND AFFILIATES



                                              APPROXIMATE AMOUNT OF
                                                PREFERRED EQUITY
    MORTGAGE LOAN                                 INVESTMENT(1)
    -------------                                 -------------
                                                        $
                                                        $
                                                        $

                                                        $
                                                        $
                                                        $
                                                        $
                                                        $

--------------------------------
(1) As of the Cut-off Date and assuming that only minimum required payments are made to the Preferred Interest Holder.

     The Preferred Interest Holder is not obligated to make any further capital contributions to any such borrower. In general, with respect to each such borrower, the Preferred Interest Holder is entitled to receive certain preferred distributions prior to distributions being made to the other partners or members. No monthly distribution to the Preferred Interest Holder is permitted to be made until all required monthly debt service payments, reserve payments and other payments under the related Mortgage Loan ("Monthly Mortgage Loan Payments") have been made when due and all monthly operating expenses with respect to the related Mortgaged Property ("Monthly Operating Expenses") have been paid. After payment of such amounts, the Preferred Interest Holder is entitled to receive a distribution of a preferred yield and a monthly return of capital equal to the greater of a scheduled minimum payment and specified percentage (if certain breaches have occurred, 100%) of cash flow from the Mortgaged Property or Properties, after payment of Monthly Mortgage Loan Payments, Monthly Operating Expenses and the monthly preferred yield to the Preferred Interest Holder.

     Under the related partnership agreement, operating agreement or similar arrangement, the Preferred Interest Holder has certain specified rights, including the right to terminate and replace the manager of the related Mortgaged Property or Properties upon the occurrence of certain specified breaches or if the Debt Service Coverage Ratio as of certain dates falls below certain levels generally equal to the Debt Service Coverage Ratio at the time of the origination of the related Mortgage Loan. However, the right of the Preferred Interest Holder to terminate any manager is expressly subordinate to the right of the Servicer to terminate and replace such manager. If the Preferred Interest Holder is entitled to terminate a manager at a time when the Servicer does not have such a right, then prior to termination, the Preferred Interest Holder must receive confirmation from each of the Rating Agencies that such termination would not cause any Rating Agency to withdraw, qualify or downgrade any of its then-current ratings on the Certificates. Other than the increase in the percentage of the cash flow used to calculate the monthly return of capital and the right to terminate the manager as described above, the Preferred Interest Holder has no further remedies under the relevant partnership, operating or similar agreement in the event of nonpayment of its monthly preferred yield and return of capital.

     In general, the Preferred Interest Holder has the right to approve the annual budget for the Mortgaged Properties, which right is subject to any right that the Servicer may have to approve such budgets. The Preferred Interest Holder also has the right to approve certain actions of the related borrowers, including certain transactions with affiliates, prepayment or refinancing of the related Mortgage Loan, transfer of the related Mortgaged Property, entry into or modification of substantial leases or improvement of the related Mortgaged Properties to a materially higher standard than comparable properties in the vicinity of such Mortgaged Properties (unless approved by the Servicer as described below), and the dissolution, liquidation or the taking of certain bankruptcy actions with respect to the borrower. With respect to the entry into or modification of substantial leases or the making of any capital improvements in addition to those reserved for under the related Mortgage Loan, the Servicer alone may approve such leases and improvements without the consent of the Preferred Interest Holder. In such event, the expenditure of amounts to make such additional capital improvements, rather than to make the monthly distribution to the Preferred Interest Holder, will not cause a breach which gives rise to a right to terminate the related manager.


     Tax Considerations Related to Foreclosure. If the Trust Fund were to acquire a Mortgaged Property subsequent to a default on the related Mortgage Loan pursuant to a foreclosure or deed in lieu of foreclosure, the Special Servicer would be required to retain an independent contractor to operate and manage the Mortgaged Property. Any net income from such operation and management, other than qualifying "rents from real property," or any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved, will subject the Trust REMIC to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to Certificateholders. See "Certain Federal Income Tax Consequences--Taxes That May Be Imposed on a REMIC--Net Income From Foreclosure Property" herein.

     Risk of Different Timing of Mortgage Loan Amortization. As set forth on the table below, the different types of Mortgaged Properties securing the Mortgage Loans have varying weighted average terms to maturity. If and as principal payments or prepayments are made on a Mortgage Loan, the remaining Mortgage Pool will be subject to more concentrated risk with respect to the diversity of properties, types of properties, geographic concentration (see "--Geographic Concentration" below) and with respect to the number of borrowers. Because principal on the Certificates is payable in sequential order, and no Class receives principal until the Certificate Balance of the preceding Class or Classes has been reduced to zero, Classes that have a later sequential designation are more likely to be exposed to the risk of concentration discussed in the preceding sentence than Classes with higher sequential priority.

         WEIGHTED AVERAGE TERMS TO MATURITY FOR VARIOUS PROPERTY TYPES





                                                                  WEIGHTED AVERAGE
                                                                  REMAINING TERM TO
                                                                  MATURITY OR
                                                                   ANTICIPATED
                                            % OF INITIAL POOL     REPAYMENT DATE (IF
PROPERTY TYPE                                     BALANCE             APPLICABLE )

Retail (Anchored)................................      %
Retail (Unanchored)..............................
   Total Retail/Factory Outlet...................    [29]
Office...........................................    [24]
Hotel (Full Service).............................
Hotel (Limited Service)..........................
   Total Hotel...................................    [18]
Multifamily......................................    [15]
Nursing Home.....................................
Industrial Park..................................     [5]
Factory Outlet...................................
Mobile Home/RV Park..............................     [4]
Assisted Living..................................
TOTAL:                                                 %

     Geographic Concentration. The Mortgaged Properties are located in [ ] states. The tables below set forth the states in which a significant percentage of the Mortgaged Properties are located and the concentration of property types within those states. See the table entitled "Geographic Distribution of the Mortgaged Properties" for a description of geographic location of the Mortgaged Properties. Except as set forth below, no state contains more than 4% (by Cut-off Date Principal Balance or Allocated Loan Amount) of the Mortgaged Properties.


            SIGNIFICANT GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES



STATE

                                                  % OF INITIAL           NUMBER OF MORTGAGED
                                                   POOL BALANCE                PROPERTIES
California                                             19]%
Massachusetts                                          11]
New York                                               [7]
Indiana                                                [5]
Maryland                                               [5]
New Jersey                                             [5]
Colorado                                               [4]
North Carolina                                         [4]
Florida                                                [4]
Michigan                                               [3]
Virginia                                               [3]
Arizona                                                [2]
Connecticut                                            [2]
Georgia                                                [2]
Texas                                                  [2]
Illinois                                               [1]
Nebraska                                               [1]
Ohio                                                   [1]
Pennsylvania                                           [1]
West Virginia                                          [1]
Alabama                                                 *
Kentucky                                                *
Tennessee                                               *
Mississippi                                             *
South Carolina                                          *
Louisiana                                               *
Missouri                                                *
Minnesota                                               *
Oklahoma                                                *
Washington                                              *
Oregon                                                  *
Wisconsin                                               *
Idaho                                                   *
Nevada                                                  *
Utah                                                    *
Rhode Island                                            *
Maine                                                   *
New Hampshire                                           *
Iowa                                                    *


* Less than 1%.

          [INSERT MAP OF UNITED STATES WITH PROPERTY CONCENTRATIONS]



                GEOGRAPHIC CONCENTRATION OF PROPERTY TYPES (1)

PROPERTY TYPE                       CALIFORNIA
-------------                       ----------    -------   -------   -------
Retail (Anchored).......................  %          %         %         %
Retail (Unanchored).....................
Office..................................
Hotel (Full Service)....................
Hotel (Limited Service).................
Multifamily.............................
Nursing Home............................
Industrial Park.........................
Factory Outlet..........................
Mobile Home/RV Park.....................
Assisted Living.........................
TOTAL:



(1)  Based on principal balance.

     Repayments by borrowers and the market value of the Mortgaged Properties could be adversely affected by economic conditions generally or in regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate markets where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature (which may result in uninsured losses), and other factors which are beyond the control of the borrowers.


     The economy of any state or region in which a Mortgaged Property is located may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such state or region. Moreover, in recent periods, several regions of the United States have experienced significant downturns in the market value of real estate. To the extent that general economic or other relevant conditions in states or regions in which concentrations of Mortgaged Properties securing significant portions of the aggregate principal balance of the Mortgage Loans are located decline and result in a decrease in commercial property, housing or consumer demand in the region, the income from and market value of the Mortgaged Properties may be adversely affected.


     Exercise of Remedies. The Mortgages generally contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. All of the Mortgages also include a debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults of the mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust or permit the acceleration of the indebtedness as a result of a default deemed to be immaterial or if the exercise of such remedies would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     In addition, each of the Mortgage Loans is secured by an assignment of leases and rents pursuant to which the related mortgagor assigned its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the lender is entitled to collect rents. In some cases, such assignments may not be perfected as security interests prior to actual possession of the cash flow. In some cases, state law may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents."

     Environmental Law Considerations. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under, adjacent to, or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In some such states this lien has priority over the lien of an existing mortgage against such property. In addition, the presence of hazardous or toxic substances, or the failure to properly remediate such property, may adversely affect the owner's or operator's ability to refinance using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at the disposal or treatment facility. Certain laws impose liability for release of asbestos containing materials ("ACMs") into the air or require the removal or containment of ACMs and third parties may seek recovery from owners or operators of real properties for personal injury associated with ACMs or other exposure to chemicals or other hazardous substances. For all of these reasons the presence of, or strong potential for contamination by, hazardous substances at, on, under, adjacent to, or in a property can materially adversely affect the value of the property.

     Under some environmental laws, such as the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), as well as certain state laws, a secured lender (such as the Trust
Fund) may be liable, as an "owner" or "operator," for the costs of responding to a release or threat of a release of hazardous substances on or from a borrower's property, if (i) agents or employees of a lender are deemed to have participated in the management of the borrower or (ii) the Trust Fund actually takes possession of a borrower's property or control of its day-to-day operations, as for example, through the appointment of a receiver, in either case, regardless of whether a previous owner caused the environmental damage. The Trust Fund's potential exposure to liability for cleanup costs pursuant to CERCLA may increase if the Trust Fund actually takes possession of a borrower's property, or control of its day-to-day operations, as for example through the appointment of a receiver.

     All of the Mortgaged Properties have been subject to environmental site assessments within the eighteen months preceding the Cut-off Date. No assessment revealed any environmental condition or circumstance that the Depositor believes will have a material adverse impact on the value of the related Mortgaged Property or the borrower's ability to pay its debt. [Insert the findings of any Environmental Assessments]. There can be no assurance that all environmental conditions and risks have been identified in such environment assessments or studies, as applicable.

     Federal law requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any condition on the property that causes exposure to lead-based paint. In addition, every contract for the purchase and sale of any interest in residential housing constructed prior to 1978 must contain a "Lead Warning Statement" that informs the purchaser of the potential hazards to pregnant women and young children associated with exposure to lead-based paint. The ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure. Property owners can be held liable for injuries to their tenants resulting from exposure to lead-based paint under various state and local laws and regulations that impose affirmative obligations on property owners of residential housing containing lead-based paint. The environmental assessments revealed the existence of lead- based paint at certain of the multifamily residential properties. In these cases the borrowers have either implemented operations and maintenance programs or are in the process of removing the lead-based paint. The Depositor believes that the presence of lead-based paint at these Mortgaged Properties will not have a material adverse effect on the value of the related Mortgaged Property or ability of the related borrowers to repay their loans.


     The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto on behalf of the Trust Fund or assuming its operation. Such requirement may effectively preclude enforcement of the security for the related Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable under any environmental law. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability under environmental laws. See "The Pooling and Servicing Agreement--Servicing of the Mortgage Loans; Collection of Payments" and "Certain Legal Aspects of Mortgage Loans--Environmental Legislation" herein.


     Balloon Payments. [ ] of the Mortgage Loans are Balloon Loans which will have substantial payments of principal ("Balloon Payments") due at their stated maturities unless previously prepaid. [ ] of the Mortgage Loans have Anticipated Repayment Dates, and which have substantial scheduled principal balances as of such date. Loans that require Balloon Payments involve a greater risk to the lender than fully-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. Similarly, the ability of a borrower to repay a loan on the Anticipated Repayment Date will depend on its ability to either refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by all of the factors described above affecting property value and cash flow, as well as a number of other factors at the time of attempted sale or refinancing, including the level of available mortgage rates, prevailing economic conditions and the availability of credit for multifamily or commercial properties (as the case may be) generally.


              AMORTIZATION CHARACTERISTICS OF THE MORTGAGE LOANS

                                       % OF INITIAL            NUMBER OF
TYPE OF LOAN                           POOL BALANCE          MORTGAGE LOANS
----------------------------------     ------------          --------------
ARD Loans.............................     90%
Fully Amortizing Loans
  (other than the ARD Loans)..........      6%
Balloon Mortgage Loans................      4%

     One Action Considerations. Several states (including California) have laws that prohibit more than one "judicial action" to enforce a mortgage obligation, and some courts have construed the term "judicial action" broadly. Accordingly, the Pooling and Servicing Agreement will require the Servicer to obtain advice of counsel prior to enforcing any of the Trust Fund's rights under any of the Mortgage Loans that include properties where the rule could be applicable. In addition, in the case of a Pool Loan secured by Mortgaged Properties located in multiple states, the Servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. See "Certain Legal Aspects of Mortgage Loans--Foreclosure" herein.


     Limitations of Appraisals. In general, appraisals represent the analysis and opinion of qualified experts and are not guarantees of present or future value. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a Mortgaged Property under a distress or liquidation sale. Information regarding the values of the Mortgaged Properties as of the Cut-off Date is presented under "Description of the Mortgage Pool" herein for illustrative purposes only.


     Ground Leases. [ ] of the Mortgaged Properties, representing security for approximately [ ]% of the Initial Pool Balance, are leasehold interests. [ ] of the Mortgaged Properties, the Allocated Loan Amounts of which represent approximately [ ]% of the Initial Pool Balance, are leasehold estates in a portion of the related properties and fee simple interests in the remainder of the related properties. Of those, [ ] of the ground leases cover portions of the related properties that are not material to the successful ongoing operations of such properties.

     Each of the Mortgage Loans secured by mortgages on leasehold estates were underwritten taking into account payment of the ground lease rent. On the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to assume (continue) or reject (terminate) the ground lease. Pursuant to Section 365(h) of the Bankruptcy Code, as it is presently in effect, a ground lessee whose ground lease is rejected by a debtor ground lessor has the right to remain in possession of its leased premises under the rent reserved in the lease for the term (including renewals) of the ground lease but is not entitled to enforce the obligation of the ground lessor to provide any services required under the ground lease. In the event a ground lessee/borrower in bankruptcy rejects any or all of its ground leases, the leasehold mortgagee would have the right to succeed to the ground lessee/borrower's position under the lease only if the ground lessor had specifically granted the mortgagee such right. In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/borrower, the Trustee may be unable to enforce the bankrupt ground lessee/borrower's obligation to refuse to treat a ground lease rejected by a bankrupt ground lessor as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage.

     Zoning Compliance; Inspections. Due to changes in applicable building and zoning ordinances and codes ("Zoning Laws") affecting certain of the Mortgaged Properties which have come into effect after the construction of improvements on such Mortgaged Properties and to other reasons, certain improvements may not comply fully with current Zoning Laws, including density, use, parking and set back requirements, but qualify as permitted non-conforming uses. Such changes may limit the ability of the borrower to rebuild the premises "as is" in the event of a substantial casualty loss with respect thereto and may adversely affect the ability of the borrower to meet its Mortgage Loan obligations from cash flow. Such Mortgaged Property, as rebuilt to conform to revised zoning ordinances and building codes, may have a lesser value than the value prior to the casualty.


     Inspections of the Mortgaged Properties were conducted by licensed engineers to assess the structure, exterior walls, roofing interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located on the Mortgaged Properties. There can be no assurance that all property conditions have been identified in such inspections.


     Costs of Compliance with Americans with Disabilities Act. Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent the Mortgaged Properties do not comply with the ADA, the borrowers may incur costs of complying with the ADA. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants.


     Litigation. There may be legal proceedings pending and, from time to time, threatened against the borrowers and their affiliates relating to the business of or arising out of the ordinary course of business of the borrowers and their affiliates. There can be no assurance that such litigation will not have a material adverse effect on the distributions to Certificateholders.


     Obligor Default. In order to maximize recoveries on defaulted Mortgage Loans, the Special Servicer may, under certain limited circumstances, extend and/or modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. While the Special Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable.

     Mortgagor Type. Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

THE CERTIFICATES

     Limited Assets. If the Trust Fund is insufficient to make payments on the Subordinated Certificates, no other assets will be available for payment of the deficiency.


     Subordination in Right of Payment. As and to the extent described below under "Description of the Subordinated Certificates-- Subordination," the Subordinated Certificates are subordinate in right of payment to the Senior Certificates. The rights of the holders of the Class B-1 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates; the rights of the holders of the Class B-2 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates and Class B-1 Certificates; the rights of the holders of the Class B-3 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1 and Class B-2 Certificates; the rights of the holders of the Class B-4 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1, Class B-2 and Class B-3 Certificates; the rights of the holders of the Class B-5 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates; and the rights of the holders of the Class B-6 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates, in each case to the extent described herein under "Description of the Subordinated Certificates--Subordination" and "-- Distributions."

     Allocation of Realized Losses on the Mortgage Loans. All Realized Losses and other shortfalls in collections on the Mortgage Loans and all extraordinary expenses that may be incurred by the Trust Fund will be allocated in the following order of priority, first, pro rata to the Class B-7 and Class B-7H Certificates until the Certificate Balances of such Classes have been reduced to zero, second, to the Class B-6 Certificates until the Certificate Balance of such Class has been reduced to zero, third, to the Class B-5 Certificates until the Certificate Balance of such Class has been reduced to zero, fourth, to the Class B-4 Certificates until the Certificate Balance of such Class has been reduced to zero, fifth, to the Class B-3 Certificates until the Certificate Balance of such Class has been reduced to zero, sixth, to the Class B-2 Certificates until the Certificate Balance of such Class has been reduced to zero, seventh, to the Class B-1 Certificates until the Certificate Balance of such Class has been reduced to zero and eighth, to the Senior Certificates as described under "Description of the Subordinated Certificates--Distributions." INVESTORS IN THE SUBORDINATED CERTIFICATES SHOULD CONSIDER THE RISK THAT LOSSES ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS. NO REPRESENTATION IS MADE AS TO THE FREQUENCY OF DELINQUENCIES, DEFAULTS AND/OR LIQUIDATIONS THAT MAY OCCUR WITH RESPECT TO THE MORTGAGE LOANS, OR THE MAGNITUDE OF ANY LOSSES THAT MAY OCCUR WITH RESPECT TO THE MORTGAGE LOANS OR THE LIKELIHOOD OR MAGNITUDE OF ANY EXTRAORDINARY EXPENSES THAT MAY BE INCURRED WITH RESPECT TO THE TRUST FUND.

     Effect of Mortgagor Defaults. The aggregate amount of distributions on the Subordinated Certificates, the yield to maturity of the Subordinated Certificates, the rate of principal payments on the Subordinated Certificates and the weighted average life of the Subordinated Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. Delinquencies of payments on the Mortgage Loans, unless advanced, may result in shortfalls in distributions of interest and/or principal to the Subordinated Certificates for the current month. See "--Limitations on Advancing" below. Any late payments received on or in respect of the Mortgage Loans will be distributed to the Certificates in the priorities described more fully herein, but no interest will accrue on such shortfall during the period of time such payment is delinquent. Thus, because the Subordinated Certificates will not accrue interest on shortfalls, delinquencies may result in losses and shortfalls being allocated to the Subordinated Certificates, which will reduce the amounts distributable to the Subordinated Certificates and thereby adversely affect the yield to maturity of such Certificates.

     If a purchaser of a Subordinated Certificate of any Class calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Subordinated Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity. See "Yield and Prepayment Considerations--Mortgagor Defaults."

     As and to the extent described herein, the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest on unreimbursed Advances and unreimbursed servicing expenses that (a) are recovered out of amounts received on the Mortgage Loan as to which such Advances were made or such servicing expenses were incurred, which amounts are in the form of reimbursement from the related borrower, liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan out of the Trust Fund or (b) are determined to be nonrecoverable Advances. Such interest will accrue from (and including) the date on which the related Advance is made or the related expense incurred to (but excluding) the first Servicer Remittance Date after (x) in the case of clause (a) above, such amounts are recovered and
(y) in the case of clause (b) above, a determination of non- recoverability is made to the extent that there are funds available in the Collection Account for reimbursement of such Advance. The Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's right, as applicable, to receive such payments of interest is prior to the rights of Certificateholders to receive distributions on the Subordinated Certificates and, consequently, may result in losses being allocated to the Subordinated Certificates that would not otherwise have resulted absent the accrual of such interest. In addition, certain circumstances, including delinquencies in the payment of principal and interest, may result in a Mortgage Loan being specially serviced. The Special Servicer is entitled to additional compensation for special servicing activities which may result in losses being allocated to the Subordinated Certificates that would not otherwise have resulted absent such compensation. See "The Pooling and Servicing Agreement--Special Servicing" herein.

     Even if losses on the Mortgage Loans are not borne by an investor in a particular Class of Subordinated Certificates, such losses may affect the weighted average life and yield to maturity of such investor's Certificates. Losses on the Mortgage Loans, to the extent not allocated to such Class of Subordinated Certificates, may result in a higher percentage ownership interest evidenced by such Certificates than would otherwise have resulted absent such loss. The consequent effect on the weighted average life and yield to maturity of the Subordinated Certificates will depend upon the characteristics of the remaining Mortgage Loans.


     Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Subordinated Certificate, to the extent that Advances or the subordination of another Class of Certificates does not fully offset the effects of any such delinquency or default. The Available Funds generally consist of, as more fully described herein, principal and interest on the Mortgage Loans actually collected or advanced.

     Limitations on Advancing. Upon the occurrence of each Appraisal Reduction Event, the Special Servicer will calculate and report to the Servicer, the Paying Agent and the Trustee the Appraisal Reduction occurring in connection with such Appraisal Reduction Event as described herein under "Description of the Subordinated Certificates--Appraisal Reductions." As a result of calculating one or more Appraisal Reductions, the amount of any required P&I Advance on the related Mortgage Loans will be reduced to an amount equal to the product of (a) the amount that would be required to be advanced without giving effect to such Appraisal Reduction Event and (b) a fraction, the numerator of which is the Stated Principal Balance of such Mortgage Loan less any Appraisal Reduction Amounts thereof and the denominator of which is such Stated Principal Balance. The Servicer, Special Servicer, Trustee or Fiscal Agent will make only one P&I Advance in respect of each Mortgage Loan for the benefit of the most subordinate Class of Certificates then outstanding, unless the related defaulted Monthly Payment is cured prior to the next Due Date on such Mortgage Loan. See "The Pooling and Servicing Agreement--Advances." The amount to be advanced by the Servicer, Special Servicer, Trustee or Fiscal Agent in



                                     -44
respect of any Mortgage Loan on any Distribution Date will be reduced by the greater of the reduction in respect of any Appraisal Reduction and the reduction described in the preceding sentence.

     The amount of any reduction in a P&I Advance pursuant to the preceding paragraph will reduce the amount distributable to the Class B-6 Certificates unless the subordination of the Class B-7 and Class B-7H Certificates, and in the case of any other of the Subordinated Certificates, the subordination of those Classes with a lower priority (i.e., higher numeric suffix), does not fully offset the effects of such unadvanced delinquency or default. The amount of any reduction in the P&I Advance pursuant to the preceding paragraph will reduce the amount distributable to either Class of Subordinated Certificates to the extent that the principal balance of each Class of Certificates that is subordinate to such Class has been previously reduced by Realized Losses.

     In addition, the Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's obligation, as applicable, to make Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment is limited to the extent described under "The Pooling and Servicing Agreement--Advances" herein.

     Limited Liquidity and Market Value. There is currently no secondary market for the Subordinated Certificates. While the Underwriters have advised that they currently intend to make a secondary market in the Subordinated Certificates, they are under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the Subordinated Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of Subordinated Certificates with liquidity of investment or that it will continue for the life of the Subordinated Certificates. The Subordinated Certificates will not be listed on any securities exchange.

     In addition, the Subordinated Certificates may not be purchased by a Plan or a person acting on behalf of a Plan or using the assets of a Plan unless certain criteria set forth under "Description of the Subordinated
Certificates--Transfer Restrictions" have been met.

     Lack of liquidity could result in a precipitous drop in the market value of the Subordinated Certificates. In addition, market value of the Subordinated Certificates at any time may be affected by many factors, including then prevailing interest rates, and no representation is made by any person or entity as to the market value of any Subordinated Certificate at any time.

     Limited Nature of Ratings. Any rating assigned by a Rating Agency to a Class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such Class will receive payments to which such Certificateholders are entitled under the Pooling and Servicing Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Certificates. Such rating will not address the possibility that prepayment at lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield.

     The amount, type and nature of credit support, if any, established with respect to the Certificates will be determined on the basis of criteria established by each Rating Agency rating such Certificates. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of the Mortgage Loans. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the Mortgaged Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans comprising the Mortgage Loans in the Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged

Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to the Trust Fund. See "Ratings" herein.


     Special Prepayment and Yield Considerations. The yield to maturity on the Subordinated Certificates will depend on, among other things, the rate and timing of principal payments (including both voluntary prepayments, in the case of the Mortgage Loans that permit voluntary prepayment, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations) on the Mortgage Loans and the allocation thereof to reduce the Certificate Balances of the Subordinated Certificates. See "Prepayment and Yield Considerations" herein.

     BECAUSE SUBSTANTIALLY ALL PRINCIPAL RECEIVED ON THE MORTGAGE LOANS IS FIRST ALLOCATED TO THE SENIOR CERTIFICATES UNTIL THEIR RESPECTIVE CERTIFICATE BALANCES ARE REDUCED TO ZERO, BEFORE PRINCIPAL IS ALLOCATED TO THE SUBORDINATED CERTIFICATES, THE SUBORDINATED CERTIFICATES MAY NOT RECEIVE ANY PRINCIPAL FOR A SUBSTANTIAL PERIOD OF TIME.

     In general, if a Subordinated Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

     The investment performance of the Subordinated Certificates may vary materially and adversely from the investment expectations of investors due to prepayments on the Mortgage Loans that are lower than anticipated by investors. The actual yield to the holder of a Subordinated Certificate may not be equal to the yield anticipated at the time of purchase of the Subordinated Certificate or, notwithstanding that the actual yield is equal to the yield anticipated at that time, the total return on investment expected by the investor or the expected weighted average life of the Subordinated Certificate may not be realized. IN DECIDING WHETHER TO PURCHASE ANY SUBORDINATED CERTIFICATES, AN INVESTOR SHOULD MAKE AN INDEPENDENT DECISION AS TO THE APPROPRIATE PREPAYMENT ASSUMPTIONS TO BE USED. See "Prepayment and Yield Considerations" herein.


     All of the Mortgage Loans provide for a Lock-out Period during which voluntary prepayment is prohibited. The table below sets forth certain information regarding the Lock-out Periods. For further statistical information on a loan-by-loan basis, see Annex A hereto.

                         OVERVIEW OF LOCK-OUT PERIODS

Minimum Lock-out Period at origination......................     months
Minimum Remaining Lock-out Period...........................     months
Maximum Remaining Lock-out Period...........................     months
Weighted Remaining Average Lock-out Period..................     months


     The following table sets forth the number of, and percentages of the Initial Pool Balance represented by, Mortgage Loans with respect to which the related Lock-out Period expires (i) on or three or six months prior to their respective Anticipated Repayment Dates or (ii) no earlier than the last three or six months of their loan term. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" and "--Defeasance Provisions" herein.

             LOCK-OUT PERIOD CHARACTERISTICS OF THE MORTGAGE LOANS





                                                % OF INITIAL      NUMBER OF
                                                    POOL          MORTGAGE
 TYPE OF LOAN                                     BALANCE           LOANS
 ------------------------------------------       -------           -----
Lock-out Period Ending on/or close to
      Anticipate Repayment Date...............       %
Lock-out Period Ending on/or close to
      Maturity Date...........................

      TOTAL:                                     [98]%


     The rate at which voluntary prepayments occur on the Mortgage Pool will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates as compared to the applicable Mortgage Rate, the availability of mortgage credit and economic, demographic, tax, legal and other factors. In general, however, if prevailing interest rates remain at or above the rates borne by such Mortgage Loans, such Mortgage Loans are likely to be the subject of lower principal prepayments than if prevailing rates fall significantly below the Mortgage Rates on the Mortgage Loans. The rate of principal payments on the Subordinated Certificates will correspond to the rate of principal payments on the Mortgage Loans and is likely to be affected by the Lock-out Periods and Prepayment Premium provisions applicable to the Mortgage Loans and by the extent to which a Servicer is able to enforce such provisions. Mortgage Loans with a Lock-out Period or Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.


     All of the Mortgage Loans provide that after the applicable Defeasance Lock-out Period, the borrower may obtain the release of the related Mortgaged Property from the lien of the related Mortgage upon the delivery and pledge to the Trustee of noncallable U.S. Treasury or other noncallable U.S. government obligations which provide payments on or prior to all successive payment dates through maturity (or, in the case of the ARD Loans, through the Anticipated Repayment Date) and the amount of principal that would be due on the maturity date (or, in the case of the ARD Loans, on the Anticipated Repayment Date as if such date was the maturity date), and upon which interest and principal payments are due on and prior to the maturity date (or the related Anticipated Repayment Date, as applicable) under the related Note in the amounts due on such dates, and upon the satisfaction of certain other conditions. See "Description of the Mortgage Pool--Property Releases."


     See "Prepayment and Yield Considerations" and "Certain Federal Income Tax Consequences" herein.

     Certain Federal Tax Considerations Regarding Original Issue Discount. The Subordinated Certificates will be issued with "original issue discount" for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. See "Federal Income Tax Consequences--Taxation of Subordinated Certificates and Subordinated Units."

     ERISA Considerations. Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. The Subordinated Certificates may not be purchased by a Plan or a person acting on behalf of a Plan or using assets of a Plan unless certain criteria described under "Description of the Subordinated Certificates--Transfer Restrictions" have been met. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Subordinated Certificates. See "ERISA Considerations."

     Servicer or Special Servicer May Purchase Certificates; Conflict of Interest. The Servicer, the Special Servicer or an affiliate thereof will be permitted to purchase any Class of Certificates. [It is anticipated that the Special Servicer or an affiliate of the Special Servicer will purchase all or a majority of the Junior Subordinated Certificates. Following any such purchase of Certificates, the Servicer or Special Servicer will have rights as a holder of Certificates, including certain Voting Rights, which are in addition to, such entity's rights as Servicer or Special Servicer under the Pooling and Servicing Agreement. Consequently, any purchase of Certificates by the Servicer or Special Servicer, as the case may be, could cause a conflict between such entity's duties pursuant to the Pooling and Servicing Agreement and its interest as a holder of a Certificate, especially to the extent that certain actions or events have a disproportionate effect on one or more
Classes of Certificates. Following a default on a Mortgage Loan at the maturity thereof and upon the satisfaction of certain conditions contained in the Pooling and Servicing Agreement, the Special Servicer may, if directed to do so by the holders (including Special Servicer or an affiliate thereof) of greater than 50% of the Percentage Interests of the most subordinate Class or Classes of Certificates then outstanding (which Class will initially be the Junior Subordinated Certificates) having an aggregate initial Certificate Balance representing a minimum of [1.5]% of the aggregate initial Certificate Balances of all Classes of Certificates (or if the Certificate Balance of such Class or Classes has been reduced to less than 40% of the initial Certificate Balances thereof, the holders of such Class or Classes together with the holders of the next most subordinate Class), elect to extend such Mortgage Loan. See "The Pooling and Servicing Agreement--Realization Upon Mortgage Loans--Foreclosure Proceedings; Action of Directing Holders." In addition to the foregoing, the holders of greater than 50% of the Percentage Interests of the most subordinate Class of Certificates then outstanding (initially the Junior Subordinated Certificates) will be entitled, at their option, to remove the Special Servicer with or without cause, and appoint a successor Special Servicer, provided that each Rating Agency confirms in writing that such removal and appointment in and of itself, would not cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates. The Pooling and Servicing Agreement provides that the Mortgage Loans shall be administered in accordance with the servicing standard set forth therein without regard to ownership of any Certificate by the Servicer, Special Servicer, or any affiliate thereof. See also "The Pooling and Servicing Agreement--Amendment."

     Consents. Under certain circumstances, the consent or approval of the holders of specified percentage of the aggregate Certificate Balance of the outstanding Certificates will be required to direct and will be sufficient to bind all Certificateholders to, certain actions, including amending the Pooling and Servicing Agreement in certain circumstances. See "The Pooling and Servicing Agreement -- Amendment."

                               INDUSTRY OVERVIEW


     The commercial real estate market is estimated to be valued at approximately $3 trillion. While much of this real estate is owned free of any mortgage or other debt, a sizable portion is financed through commercial mortgages. Commercial mortgages are predominantly secured by income producing properties, including multifamily, office buildings, retail properties, industrial properties, mixed use properties, mobile home parks, hotels, self-storage facilities, nursing homes, assisted living facilities and senior housing centers. The commercial real estate mortgage market is estimated to be valued at approximately $1 trillion. The traditional holders of commercial mortgages have been banks, life insurance companies and saving and loan institutions. Recently, however, an increasing percentage of mortgages are held by investors, including life insurance companies and pension funds, holding beneficial interests in securitized pools of mortgages. In 1995, banks held approximately 39% of outstanding commercial mortgages followed by life insurance companies (20%) and savings and loans (12%). Other major holders include pension funds and federal agencies.

     Commercial mortgaged-backed securities issuances have grown significantly since 1990, with over $100 billion in aggregate issuances from the beginning of 1990 through the end of 1996. In 1996 alone, over $27 billion of commercial mortgage-backed securities were issued.

     Fundamentally, the evaluation of a particular commercial mortgage-backed security involves two separate but interdependent types of analysis. First, the value of commercial mortgage-backed securities is ultimately dependent on the value of the underlying pool of mortgage loans. Also important, are the terms of the commercial mortgage-backed securities, particularly with respect to subordination, which ultimately determine a holder's rights to payments.

     The key to valuing any commercial mortgage loan is to evaluate both the collateral value of the mortgaged property (usually measured by loan to value ratio) as well as the ability to the property to generate sufficient cash flow to make timely mortgage payments to the lender (usually measured by debt service coverage ratio). Because of the unavoidable level of subjectivity inherent in valuing real property (even a valuation method based on capitalization of cash flows required selection of a capitalization rate), debt service coverage ratio may be a more reliable indicator of the credit quality and default risk of a commercial mortgage. For commercial mortgages, as debt service coverage ratio starts to rise substantially over 1.0, defaults should be less likely and should only be expected to result from unanticipated risks or severe and prolonged economic downturns.


     Because commercial mortgage-backed securities issuances are often effected in multiple tranches with various levels of subordination, it is important to evaluate the terms affecting the payment rights of any particular security. Once a pool of mortgage loans has been evaluated and conclusions reached about the probable defaults and losses to be experienced by the pool as a whole, a critical factor in evaluating any particular class of commercial mortgage-backed securities secured by such pool is where such class stands in terms of priority of payment and whether the aggregate size of the classes subordinate to such class is sufficiently large to absorb any losses in the pool without principal loss to such class. Losses in the pool occur (and are allocated to the commercial mortgage-backed securities classes in inverse order of priority) when, following a borrower default on a mortgage loan, less than the full amount of unpaid principal and accrued interest is recovered through the workout of the loan or liquidation of the mortgaged property. Losses can also occur through the incurrence of greater than anticipated servicing costs and expenses (e.g. bankruptcy and foreclosure costs and costs of operating REO Property) that cannot be recovered from property proceeds.

     Based on the comfort level derived from the support provided by the subordinate classes, one can then assess the risk of principal loss to the class being considered and compare that risk to the price/interest rate being offered for that security. A similar determination forms a portion of the analysis performed by rating agencies assigning ratings to various tranches of commercial mortgage-backed securities, focusing on, among other things, given benchmarks of loan to value ratio and debt service coverage ratio for each ratings classification.

     Commercial and multifamily mortgage loans have experienced varying degrees of delinquencies and defaults over time and by property type. A November 6, 1995 report by Fitch entitled "Commercial Mortgage Default Study" (the "Fitch Study") evaluated nine securitizations occurring prior to 1994, each comprising at least 100 loans with an aggregate principal balance of approximately $6.5 billion. These securitizations represented, in the aggregate, 12,313 mortgage loans with an average seasoning of 2.9 years. The Fitch Study defined a default as a mortgage loan that was 60+ days past due on a scheduled debt service payment or a matured balloon payment. The Fitch Study indicated, among other things, that (i) debt service coverage ratio has a dramatic effect on the default rate and is one of the factors that most significantly affects default rates, (ii) the average annual default rate for warehouses, multifamily, industrial, office, retail and lodging properties was 2%, 3.5%, 3.8%, 4.3%, 4.5% and 5.1%, respectively and (iii) states in the Pacific Northwest had the lowest default rates and states in the Northeast had the highest default rates. The loans comprising the data base for the Fitch Study were predominantly thrift-originated and securitized by the Resolution Trust Corporation. The results of the analysis are reflective of the portfolio of mortgage loans included in the Fitch Study and the demographic and regional trends of the time period covered by the Fitch Study and cannot be viewed as being indicative of the performance of the Mortgage Pool. However, the Fitch Study does indicate the critical role debt service coverage ratio plays in defaults as compared to other loan characteristics and the relative differences based on property types and geographic region, as well as certain other loan characteristics.

     The American Council of Life Insurance Company issues quarterly reports on commercial loans owned by its members ("ACLI Reports"), which show delinquencies (including loans in foreclosure) by property type and region. For the quarters ending June 30, 1985 to 1995, the ACLI Reports indicated delinquencies ranging from approximately 1% to as high as 7.5% (occurring in 1992). During this period, the worst delinquencies were experienced with respect to hotel loans, with default rates ranging from __% to __%, and with a rate of __% as of June 30, 1995. The rates for other property types, as of June 30, 1995 were as follows: multifamily: __%, industrial: __%, retail: __% and office: __%. The loans comprising the data in the ACLI Reports are loans originated or acquired by life insurance companies. The results of the analysis are reflective of the portfolio of mortgage loans included in the ACLI Reports and the demographic and regional trends of the time period covered by the ACLI Reports and cannot be viewed as being indicative of the performance of the Mortgage Pool.

                       DESCRIPTION OF THE MORTGAGE POOL
GENERAL

     The Mortgage Pool will consist of [140] fixed rate Mortgage Loans secured by [271] multifamily and commercial properties with an aggregate Cut-off Date Principal Balance of approximately $[1.6 billion] (the "Initial Pool Balance"), subject to a variance of plus or minus 5%. All numerical information provided herein with respect to the Mortgage Loans is provided on an approximate basis. All percentages of the Mortgage Pool, or of any specified sub-group thereof, referred to herein without further description are approximate percentages by aggregate Cut-off Date Principal Balance. Descriptions of the terms and provisions of the Mortgage Loans are generalized descriptions of the terms and provisions of the Mortgage Loans in the aggregate. Many of the individual Mortgage Loans have specific terms and provisions that deviate from the general description.

     Each Mortgage Loan is evidenced by one or more promissory notes (each, a "Note") and secured by one or more mortgages, deeds of trust or other similar security instruments (a "Mortgage"). Each of the Mortgages create a first lien on the interests of the related borrower in the related Mortgaged Property, as set forth on the following table: SECURITY FOR THE MORTGAGE LOANS

                                          % OF          NUMBER OF
                                      INITIAL POOL      MORTGAGE
INTEREST OF BORROWER ENCUMBERED        BALANCE (1)     PROPERTIES
-------------------------------        -----------     ----------
Fee Simple Estate                            %            [242]
Leasehold                                                   [8]
Fee Simple and Leasehold Estate(2)

TOTAL                                     100%            [250]

________________________________
(1)  Based on the Allocated Loan Amount of the related Mortgaged Property.
(2) "Fee Simple and Leasehold Estate" means that the borrower owns a fee interest in a portion of the Mortgaged Property and a leasehold interest in the remaining portion.

         Each Mortgaged Property consists of land improved by (i) a retail property (a "Retail Property," and any Mortgage Loan secured thereby, a "Retail Loan"), (ii) an office building (an "Office Property," and any Mortgage Loan secured thereby, an "Office Loan"), (iii) a full or limited service hotel property (a "Hotel Property," and any Mortgage Loan secured thereby, a "Hotel Loan"), (iv) an apartment building or complex consisting of five or more rental units (a "Multifamily Property," and any Mortgage Loan secured thereby, a "Multifamily Loan"), (v) a nursing home (each, a "Senior Housing/Healthcare Property," and any Mortgage Loan secured thereby, a "Senior Housing/Healthcare Loan"), (vi) an industrial property (an "Industrial Property," and any Mortgage Loan secured thereby, an "Industrial Loan"), (vii) a factory outlet center (a "Factory Outlet Property," and any Mortgage Loan secured thereby, a "Factory Outlet Loan"), (viii) a mobile home community or recreational vehicle park or a combination thereof (a "Mobile Home Property," and any Mortgage Loan secured thereby, a "Mobile Home Loan") [or (ix) an assisted living facility (an "Assisted Living Property," and any Mortgage Loan secured thereby, an "Assisted Living Loan.")] Certain statistical information relating to the various types of Mortgaged Properties is set forth under "--Additional Mortgage Information--Types of Mortgaged Property" herein.

     [19] of the Mortgage Loans are secured by two or more Mortgaged Properties, either pursuant to cross-collateralization with other Mortgage Loans in the Mortgage Pool or pursuant to a single Note by a single borrower secured by multiple Mortgaged Properties, or both. See "Risk Factors and Other Special Considerations--Concentration of Mortgage Loans; Borrower and Managers" herein.

     None of the Mortgage Loans are insured or guaranteed by the United States, any governmental agency or instrumentality, any private mortgage insurer or by the Depositor, the Mortgage Loan Seller, Bloomfield, the Servicer, the Special Servicer, the Trustee or the Fiscal Agent or any of their respective affiliates. All of the Mortgage Loans are non-recourse loans so that, in the event of a borrower default on any Mortgage Loan, recourse may generally be had only against the specific Mortgaged Property or Mortgaged Properties securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage Loan, and not against the borrower's other assets. However, generally, the Mortgage Loans may become recourse upon the occurrence of certain events of default under the Mortgage Loans, including, in most cases, the transfer or voluntary encumbrance of the Mortgaged Property without the consent of the mortgagee.


     The Mortgage Loans were generally underwritten in accordance with the underwriting criteria described under "The Mortgage Loan Program--Underwriting Standards; Representations." The Depositor will purchase the Mortgage Loans to be included in the Mortgage Pool on or before the Closing Date from the Mortgage Loan Seller pursuant to a Mortgage Loan Purchase and Sale Agreement (the "Mortgage Loan Purchase and Sale Agreement") to be dated as of the Cut-off Date between the Mortgage Loan Seller and the Depositor. The Mortgage Loan Seller will be obligated under the Mortgage Loan Purchase and Sale Agreement to repurchase a Mortgage Loan in the event of a breach of a representation or warranty of the Mortgage Loan Seller with respect to such Mortgage Loan as described under "The Pooling and Servicing Agreement--Representations and Warranties--Repurchase" herein. The Depositor will assign the Mortgage Loans in the Mortgage Pool, together with the Depositor's rights and remedies against the Mortgage Loan Seller in respect of breaches of representations or warranties regarding the Mortgage Loans, to LaSalle National Bank, as Trustee, for the benefit of the Certificateholders, pursuant to the Pooling and Servicing Agreement. AMRESCO Management, Inc., in its capacity as Servicer, will service the Mortgage Loans pursuant to the Pooling and Servicing Agreement. The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient documentation or which are otherwise defective. The Mortgage Loan Seller, as seller of the Mortgage Loans to the Depositor, is selling such Mortgage Loans without recourse, and, accordingly, in such capacity, will have no obligations with respect to the Certificates other than pursuant to the limited representations, warranties and covenants made by it to the Depositor and assigned by the Depositor to the Trustee for the benefit of the Certificateholders. See "The Pooling and Servicing Agreement-- Assignment of the Mortgage Loans."


     The Mortgage Loan Seller or an affiliate has acquired a preferred equity interest in [ ] borrowers or groups of borrowers, which are the borrowers with respect to Mortgage Loans representing approximately [ ]% of the Initial Pool Balance. See "Risk Factors and Other Special Considerations--Other Financing" herein.

SECURITY FOR THE MORTGAGE LOANS


     Each Mortgage Loan is generally non-recourse and is secured by one or more Mortgages encumbering the related borrower's interest in the applicable Mortgaged Property or Properties. Each Mortgage Loan is also secured by an assignment of the related borrower's interest in the leases, rents, issues and profits of the related Mortgaged Properties. In certain instances, additional collateral exists in the nature of partial indemnities or guaranties, or the establishment and pledge of one or more reserve or escrow accounts for necessary repairs, replacements and environmental remediation, real estate taxes and insurance premiums, deferred maintenance and/or scheduled capital improvements, re-leasing reserves and seasonal working capital reserves (such accounts, "Reserve Accounts"). All of the Mortgage Loans provide for the indemnification of the mortgagee by the borrower for the presence of any hazardous substances affecting the Mortgaged Property. Each Mortgage constitutes a first lien on a Mortgaged Property, subject generally only to
(i) liens for real estate and other taxes and special assessments, (ii) covenants, conditions, restrictions, rights of way, easements and other encumbrances whether or not of public record as of the date of recording of the related Mortgage, such exceptions having been acceptable to the Mortgage Loan Seller in connection with the purchase or origination of the related Mortgage Loan, and (iii) such other exceptions and encumbrances on Mortgaged Properties as are reflected in the related title insurance policies.

THE MORTGAGE LOAN PROGRAM--UNDERWRITING STANDARDS

     Each Mortgage Loan was originated by the Mortgage Loan Seller or Bloomfield, as set forth below under "--Additional Mortgage Loan
Information--Mortgaged Properties by Originator", and is generally consistent with the underwriting standards applied by the Mortgage Loan Seller in connection with the purchase or origination of each of the Mortgage Loans.

     The Mortgage Loan Seller purchased the Mortgage Loans that it did not originate pursuant to the purchase and sale agreements with Bloomfield during a period commencing on [ ] and ending on the Cut-off Date.

     The Mortgage Loan Seller's underwriting guidelines generally consist of the following standards:

                  UNDERWRITING STANDARDS(1) BY PROPERTY TYPE:


MULTIFAMILY PROPERTIES

      Minimum Occupancy Rate............................................ 85%
      Maximum Loan to Value Ratio........................................80%
      Minimum DSCR ....................................................1.20
HOTEL
      Maximum Annual Occupancy ..........................................80%
      Minimum Annual Occupancy Rate......................................55%
      Maximum Loan to Value Ratio........................................70%
      Minimum DSCR.....................................................1.40
NURSING HOME/ASSISTED LIVING
      Min. Amount of Time in Operation ..................................12 mo
      Minimum Occupancy Rate ............................................85%
      Maximum Loan to Value Ratio .......................................75%
      Minimum DSCR ....................................................1.30
 MOBILE HOME PARK
      Minimum Occupancy Rate.............................................85%
      Maximum % of Homes for Sale .......................................15%
      Maximum % of Homes Rented by Residents .............................5%
      Maximum Loan to Value Ratio .......................................80%
      Minimum DSCR ....................................................1.20
OFFICE
      Minimum Occupancy Rate ............................................80%
      Maximum Loan to Value Ratio .......................................70%
      Minimum DSCR ....................................................1.25
 RETAIL
      Minimum Occupancy Rate ............................................85%
      Maximum Loan to Value Ratio .......................................75%
      Minimum DSCR ....................................................1.25
 INDUSTRIAL
      Minimum Occupancy Rate ............................................85%
      Maximum Loan to Value Ratio .......................................70%
      Minimum DSCR ....................................................1.25
FACTORY OUTLET
      Minimum Occupancy Rate .............................................
      Maximum Loan to Value Ratio ........................................
      Minimum DSCR .......................................................


      -----------------------------
(1) The underwriting guidelines described herein were generally followed but were not satisfied in every case. See Annex A hereto for the specific characteristics of the Mortgage Loans and Mortgaged Properties.

         In underwriting each Mortgage Loan in connection with the origination or acquisition thereof, income information provided by the related borrower was examined by the Mortgage Loan Seller. In addition, the operating history of the property, industry data regarding the local real estate market and the appraiser's analysis were reviewed and, if conditions warranted, net operating income with respect to the related Mortgaged Property was adjusted for purposes of determining whether the Mortgaged Property satisfied the debt service coverage ratio required by the Mortgage Loan Seller's underwriting guidelines. In accordance with the underwriting guidelines, net operating income of any Mortgaged Property may have been adjusted by, among other things, the adjustments listed in the definition of "Net Cash Flow" described under "-- Additional Loan Information." In connection with the underwriting, net operating income was based upon information provided by the borrower and neither the Depositor nor the Mortgage Loan Seller makes any representation as to the accuracy of such information; provided, however, that, with respect to certain of the Mortgage Loans, the Mortgage Loan Seller or the borrower engaged independent accountants to review or perform certain procedures to verify such information.

     Each Originator was required to cause each Mortgaged Property to be inspected to determine whether it was in acceptable physical condition. The inspection included a review of ongoing maintenance programs, common area upkeep, mechanical systems and grounds maintenance. In addition, an engineering study and an environmental review were prepared by appropriate consultants. With respect to environmental matters, a Phase I environmental assessment (and, where appropriate, a Phase II environmental assessment) was conducted for each Mortgaged Property. A credit investigation was completed for all prospective borrowers, in connection with which a credit report not more than 30 days old as of the date of the loan application and current financial statements were obtained. The borrowers with respect to [ ] of the Mortgaged Properties representing, in the aggregate, [ ]% of the Initial Pool Balance, provided audited financial statements, agreed upon procedures or statements certified by an independent accountant. The cash flow and NOI information presented in Annex A may not correspond to the comparable information included in the accountants' reports because of adjustments made by the Mortgage Loan Seller as part of its underwriting procedures.


SIGNIFICANT MORTGAGE LOANS

Kendall Square Pool Loan and Properties

     The Loan. The largest Mortgage Loan in the Mortgage Pool is the Mortgage Loan secured by the Mortgaged Properties known as the Kendall Square Properties (the "Kendall Square Pool Loan"). The Kendall Square Pool Loan was originated by the Mortgage Loan Seller on December 27, 1996, has a principal balance as of the Cut-off Date of [$69,700,000], which represents approximately [4.75]% of the Initial Pool Balance, and is secured by a fee and leasehold Mortgage encumbering office, biotech lab space and retail space in East Cambridge, Massachusetts (the "Kendall Square Pool Properties").

     The Kendall Square Pool Loan was made to Athenaeum Property LLC, Old Kendall Property LLC, Old Cambridge Property LLC and JONA Property LLC (each, a "Kendall Borrower," collectively, the "Kendall Borrowers"). Each Kendall Borrower is a Massachusetts special purpose limited liability company. Each of the Kendall Borrowers is controlled by a limited partnership or limited liability company (the "Upper Level Owners") that is in turn controlled by the principals of The Athenaeum Group ("TAG"). Boston Capital Institutional Investors ("BCIA"), through its affiliate, STB Corp., provided mezzanine financing in the amount of $14,300,000 to the Upper Level Owners on December 27, 1996 (the "BCIA Mezzanine Financing"). STB Corp. will continue to occupy its control position until the BCIA Mezzanine Financing is repaid in full. The obligations of the Upper Level Owners to BCIA are secured by a pledge of the partnership or membership interests, as applicable, in the [Upper Level Owners]; however, enforcement of these pledges is not permitted before repayment in full of the Kendall Square Pool Loan. The Mortgage Loan Seller has a $2,300,000 participation in the BCIA Mezzanine Financing.

     The Kendall Borrowers have entered into a Lock Box agreement whereby all revenue is deposited directly into a Lock Box account controlled by the Servicer. See "The Pooling and Servicing Agreement--Accounts--Lock Box Accounts."

     Payment, prepayment, defeasance terms and reserves for the Kendall Pool Loan are as set forth on Annex A.

     The Properties. The Kendall Square Properties consist of Phases I and II of One Kendall Square, 215 First Street, 66 Binney Street and 195 First Street, all located in Cambridge, Massachusetts. The Kendall Square Properties are managed by The Athenaeum Group, an affiliate of the Kendall Borrowers. See "Certain Terms and Conditions of the Mortgage Loans --Mortgage Provisions Relating to Servicer's Right to Termination of Management Agreement".

     One Kendall Square - Phases I and II. One Kendall Square is a planned 900,000 square foot of GLA mixed use development, situated on a 10.25 acre campus in East Cambridge, within walking distance of the MIT campus and public transportation. To date, nearly 630,000 square feet of GLA of office, laboratory and retail space, a 9 screen movie theater (not subject to the lien of the related Mortgage) and a 1,530 car garage (not subject to the lien of the related Mortgage) have been completed at the complex. In addition, [Old Kendall Property LLC and Old Cambridge Property LLC] entered into a lease for over 650 parking spaces located at 66 Binney Street. Such lease expires on December 31, 2088. The property includes the buildings of the former Boston Woven Hose Factory which, beginning in 1984, were rehabilitated. The largest tenants are The Whitehead Institute, Repligen Corp., Digital Equipment Corp., Genzyme, and Shriners Hospital for Crippled Children, which occupy ___%, ___%, ___%, ___% and ___%, of One Kendall Square's GLA, respectively. As of December 1996, Phase I of One Kendall Square was approximately 91.6% occupied, and Phase II of One Kendall Square was approximately 100% occupied as of December 1996, the combined appraised value was $69,500,000.

     215 First Street. 215 First Street, also known as "Athenaeum House", was built in stages beginning in 1895 as the original headquarters for The Athenaeum Press. The property was rehabilitated in 1981 and occupies a full city block, housing approximately 310,649 square feet of GLA of office, laboratory and service retail space including the largest full service health club in Cambridge, on six levels overlooking the Charles River and the Kendall Square area of Cambridge. An affiliate of the Kendall Square Borrowers leases approximately 300 parking spaces in adjacent lots (such parking is not subject to the lien of the related Mortgage). In addition the tenants at 215 First Street have access to parking at 195 First Street, a property which is owned in fee by one of the Kendall Square Borrowers and which is subject to the lien of the related Mortgage. As of [March __, 1997], the property was approximately [ ]% occupied, and as of [August 1996], the appraised value was $________.

     195 First Street. This property is a surface parking lost owned in fee. See description of 215 First Street, above.

     66 Binney Street. This property is a surface parking lot for which one of the Kendall Square Borrowers holds a leasehold interest. See description of One Kendall Square, above.

     See "Risk Factors and Other Special Considerations--Commercial Lending Generally" "--Retail Properties" and "--Office Properties" for a discussion of certain matters associated with retail and office properties.

 The Saracen Pool Loan and Properties

     The Loan. The second largest Mortgage Loan in the Mortgage Pool is the Mortgage Loan secured by the Mortgaged Properties known as the Saracen Pool Properties (the "Saracen Pool Loan"). The Saracen Pool Loan was originated by the Mortgage Loan Seller on December 31, 1996, has a principal balance as of the Cut-off Date of $[69,000,000], which represents approximately [4.7]% of the Initial Pool Balance, and is secured by fee Mortgages encumbering six office building properties located in suburban Boston (each, a "Saracen Pool Property", and, collectively, the "Saracen Pool Properties"). The Saracen Pool Mortgages are cross-collateralized and cross-defaulted.

     The Saracen Pool Loan was made to Wells Avenue Senior Holdings LLC (the "Saracen Borrower"), a special purpose Massachusetts limited liability company owned by Wells Avenue Senior Holdings Inc. and Wells Avenue Holdings LLC ("Wells Holdings"). Saracen Holding Trust General Partnership ("Saracen G.P.") owns a [99]% membership interest in Wells Holdings. Pacific Preferred LLC, an affiliate of Lazard, holds a [1]% membership interest in Wells Holdings and will continue to occupy this position until a mezzanine financing made on December 31, 1996 from Lazard to Wells Holdings in the amount of $21,387,000 (the "Lazard Mezzanine Financing") is repaid in full [and a $______ capital contribution of Pacific Preferred LLC has been returned in accordance with the Wells Holdings membership agreement]. The obligations of Wells Holdings under the Lazard Mezzanine Financing are secured by a pledge by Saraceno G.P. of its 99% membership interest in Wells Holdings. Additionally, an affiliate of the Mortgage Loan Seller has made a capital contribution to Wells Holdings in the amount of $5,500,000 and is the special member of Wells Holdings. See "Risk Factors and Other Special

Considerations--Other Financings" for a discussion of capital contributions by affiliates of the Mortgage Loan Seller and "Description of the Mortgage Pool."

     [The Saracen Borrower has entered into a Lock Box agreement whereby all revenue is deposited directly into a Lock Box account controlled by the Servicer. See "The Pooling and Servicing Agreement--Accounts--Lock Box Accounts."]

     Payment, prepayment, defeasance terms and reserves for the Saracen Pool Loan are as set forth on Annex A hereto [and as described above under "--Certain Terms and Conditions of the Mortgage Loans--Excess Interest," "--Property Releases" and "--Escrows."]

     The Properties. The Saracen Pool Properties consist of six office building complexes located in the Route 128 Corridor of suburban Boston. The properties have a mix of high-tech, financial and other service tenants. The Saracen Pool Properties are managed by Saracen Companies, Inc., an affiliate of the Saracen Borrower. See "Certain Terms and Conditions of the Mortgage Loans--Mortgage Provisions Relating to Servicer's Right to Termination of Management Agreement".

     128 Tech Center, Waltham. This office building complex, constructed in 1986, is a four-building [217,500] square feet GLA office complex located on
10.64 acres in Waltham, Massachusetts. The largest tenant, which occupies approximately ___ % of 128 Tech Center's GLA, is Parametric Technology. As of [March ___, 1997], the property was approximately [ ]% occupied, and as of [August 1996], the appraised value was $_____________.

     7/57 Wells Avenue, Newton. This office building, constructed in ____, contains [90,000] square feet of GLA and is located on 10.64 acres in Newton, Massachusetts. The largest tenants are Geo Centers, Tower Group and Churchill Forge which occupy ___%, ___% and ___% of 7/57 Wells Avenue's GLA, respectively. As of [March __, 1996], the property was approximately [ ]% occupied, and as of [August 1996], the appraised value was $___________.

     75/85/95 Wells Avenue, Newton. This office building, known as Wells Research Center and constructed in _____, contains [238,000] square feet of GLA and is located on 21.4 acres. The largest tenants are Marcam, owned in part by IBM, Thomson Financial and HQ Business Centers which occupy ___%, ___% and ___% of 75/85/95 Wells Avenue's GLA, respectively. As of [March __, 1997], the property was approximately [ ]% occupied, and as of [August 1996], the appraised value was $____________.

     201 University Avenue, Westwood. This office building complex, converted from an industrial building to corporate office space in 1982 by the Borrower's principals, contains [82,000] square feet of GLA including a health club and an auditorium. Computer Associates leases the entire property. As of [March ___, 1997], the property was [100%] occupied, and as of [August 1996], the appraised value of the property was $________.

     Dedham Place, Dedham. This office building, constructed in _____, contains [160,000] square feet of GLA, is located on 15.18 acres and is attached to a Hilton Hotel. The largest tenants are ________, __________ and _____________ which occupy ___%, ___% and ___% of Dedham Place's GLA, respectively. As of [March __, 1997], the property was approximately [ ]% occupied and as of [August 1996] the appraised value was $ .

     333 Elm Street, Dedham. This office building, constructed in 1983 and known as Norfork Place, contains 48,000 square feet of GLA and is situated on
2.01 acres. The largest tenant is Lo-Jack which occupies ___% of 333 Elm Street's GLA. As of [March __, 1997], the property was approximately [ ]% occupied and of [August 1996] the appraised value was $ .

     See "Risk Factors and Other Special Considerations--Commercial Lending Generally" and "--Office Properties" for a discussion of certain matters associated with office properties.

The Hudson Hotels Pool Loan and Properties

     The Loan. The [third] largest Mortgage Loan in the Mortgage Pool is the Mortgage Loan secured by the Mortgaged Properties known as Hudson Hotels (the "Hudson Hotels Pool Loan"). The Hudson Hotels Pool Loan was originated by the Mortgage Loan Seller on November 27, 1996, had an original principal balance of $56,000,000 and is secured by fee Mortgages encumbering fifteen hotel properties and by a Mortgage encumbering a ground leasehold interest in a hotel property. The fee Mortgages and ground leasehold Mortgage are collectively referred to as the "Hudson Hotels Mortgages" and the fee interests and ground leasehold interest encumbered by the Hudson Hotels Mortgages are referred to individually as a "Hudson Hotels Property" and collectively as the "Hudson Hotels Properties." The Hudson Hotels Mortgages are cross-collateralized and cross-defaulted.

     The Hudson Hotels Pool Loan was made to HH Properties-I, Inc., which is a special purpose New York corporation (the "Hudson Hotels Borrower"). [insert description of owners of Hudson Hotels Borrower and preferred equity]

     Payment, prepayment, defeasance terms and reserves are as set forth on Annex A and as described below under "--Certain Terms and Conditions of the Mortgage Loans--Excess Interest," "--Property Releases" and "--Escrows."

     Lock Box. The Hudson Hotels Borrower has established a Lock Box Account with respect to each Hudson Hotels Property and shall cause each of the credit card companies with whom such Hudson Hotels Property is affiliated to pay all amounts payable to the Hudson Hotels Borrower directly into the related Lock Box Account. The Hudson Hotels Borrower is also required to deposit, within one business day after receipt thereof, all receipts and income with respect to each Hudson Hotels Property into its related Lock Box Account. See "The Pooling and Servicing Agreement--Accounts--Lock Box Accounts."

     The Properties. The Hudson Hotels Properties consist of sixteen hotel properties located in six states. Three of the hotel properties are full service hotels offering food, beverages and other amenities consistent with those offered by a full service hotel, while the remaining thirteen hotel properties are limited service hotels. The Hudson Hotel Properties are managed by Hudson Hotels Corporation, a New York corporation (the "Hudson Hotels Manager") and an affiliate of the Hudson Hotels Borrower, pursuant to sixteen management agreements between the Hudson Hotels Manager and the Hudson Hotels Borrower. See "Certain Terms and Conditions of the Mortgage Loans--Mortgage Provisions Relating to Servicer's Right to Termination of Management Agreement." The aggregate appraised value of the Hudson Hotels Properties was $90,700,000. The average occupancy rate for the Hudson Hotels Properties in the aggregate for the twelve months ending September 30, 1996 was 75%. The average daily room rate for all of the Hudson Hotels Properties for the 12 months ended ________________, 1997, was $___________. The Hudson Hotels
Properties are located in: North Carolina (7 properties), New York (4 properties), South Carolina (2 properties), Florida, Georgia, and Virginia.

     See "Risk Factors and Other Special Considerations--Commercial Lending Generally" and "--Hotels" for a discussion of certain matters relating to hotel properties.

The Marina Harbor Loan and Property

     The Loan. The fourth largest Mortgage Loan in the Mortgage Pool is the Mortgage Loan secured by the Mortgaged Property known as Marina Harbor Apartments and Anchorage (the "Marina Harbor Loan"). The Marina Harbor Loan was originated by the Mortgage Loan Seller on September 25, 1996, had an original principal balance of $51,000,000 and is secured by a Mortgage encumbering a ground leasehold interest in an apartment complex comprised of sixteen two and three story buildings in Marina del Rey, California (the "Marina Harbor Property"). The Marina Harbor Loan has an amortization schedule of 240 months and a term of 198 months with the result that a balloon payment is due on its maturity date of March 11, 2013 (the "Marina Harbor Maturity Date").

     The Marina Harbor Loan was made to Marina Pacific Associates (the "Marina Harbor Borrower"), which is a special purpose California limited partnership. The general partners of the Marina Harbor Borrower are the Epstein Family Trust and CMR, Inc., a California corporation, whose common stock is owned by James H. Ring, Jacqueline Morgan and Suzanne Caplan.

     The payment, prepayment, defeasance terms and reserve requirements of the Marina Harbor Loan are as set forth in Annex A hereto and as described below under "--Certain Terms and Conditions of the Mortgage Loans--Property Releases" and "--Escrows."

     Lock Box. The Marina Harbor Borrower has established a Lock Box Account with respect to the Marina Harbor Property and shall pay or cause to be paid all rents and income of any nature arising from the ownership, possession or use of the Marina Harbor Property within one business day after receipt thereof into the Lock Box Account. See "The Pooling and Servicing Agreement--Accounts--Lock Box Accounts."

     The Property. The Marina Harbor Property, located in Marina del Rey, California, is an 846 unit apartment complex constructed in 1962 and 1968. The complex consists of sixteen buildings, containing studio, 1-, 2-, and 3-bedroom apartments. The apartments at the complex had an occupancy rate as of October 31, 1996, of approximately 97.4%. The complex also contains 671 boat slips, which had an occupancy rate as of October 31, 1996, of 82% [and accounted for 14% of total income for the Marina Harbor Property]. The Marina Harbor Property is managed by EJ Management, Inc., a California corporation (the "Marina Harbor Manager") [and an affiliate of the Marina Harbor Borrower], and submanaged by E&S Ring Management Corp., a California corporation (the "Marina Harbor Submanager") [and an affiliate of the Marina Harbor Borrower].

     The borrower's interest in the Marina Harbor Property was created under a ground lease with the County of Los Angeles, as ground lessor, which expires on April 1, 2023. The ground lease provides for the payment of annual base rent plus various percentages of rent with respect to rental of apartments, boat slips, miscellaneous sales and other items.

     [The ground lease and related documents contain provisions for the protection of lender's rights such as the right to notice and cure defaults. However, under the ground lease, the ground lessor has retained certain controls with respect to the Marina Harbor Property, including the approval of subleases of apartments in excess of one year, the right to approve any modification of the Marina Harbor Loan to the extent the modification could be viewed as a "replacement" or "renewal" thereof and approval of any future loans secured by the Mariner's Village Property. In addition, the ground lease provides that the proceeds of all property insurance policies will be used to restore and rebuild the property and will be held by the ground lessor for distribution to the ground lease in reimbursement of restoration and rebuilding costs. The lender may only apply such proceeds to pay the Marina Harbor Loan to the extent proceeds remain after application to restore and repair the Marina Harbor Property.]

     See "Risk Factors and Other Special Considerations--Commercial Lending Generally" and "--Ground Leases" for a discussion of certain matters associated with ground leases.

Other Significant Mortgage Loans.

         The next six largest Mortgage Loans are as follows:


                             Cut-off Date
                             Principal                                            Anchor/
Mortgage                     Balance/                                             Major
Loan/                        Allocated               Appraised                    Tenant/                    Ground
Property     City    State   Loan Amount    DSCR      Value      LTV  Occupancy   Franchise   ADR   Lockbox  Lease





     Significant Single Asset Loans. [9] Mortgage Loans secured by a single Mortgaged Property have a Cut-off Date Principal Balance in excess of $25,000,000, and total, in the aggregate, $[383,000,000] (or [24]% of the
Mortgage Pool by Cut-off Date Principal Balance). The properties securing such Mortgage Loans include two Multifamily Properties ($[76] million), two Retail Properties ($[51] million), two Hotel Properties ($[113] million) and three Office Properties ($[133] million).


CERTAIN TERMS AND CONDITIONS OF THE MORTGAGE LOANS

         Annex A. For a detailed presentation of the characteristics of the Mortgage Loans, on a loan-by-loan basis, see Annex A hereto.


         Due Dates. All of the Mortgage Loans provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the eleventh day of each month or, in the case of certain of the Mortgage Loans, if the eleventh day is not a business day, the next business day or the first preceding business day.

     Mortgage Rates; Calculations of Interest. Each of the Mortgage Loans accrue interest on the basis of a 360-day year consisting of twelve 30-day months or on the basis of the actual number of days elapsed and a 360 day year. Each of the Mortgage Loans accrues interest at the Mortgage Rate, which is fixed for the entire remaining term of such Mortgage Loan; provided, however, as described below under "--Excess Interest", certain of the Mortgage Loans accrue interest at a higher rate (the difference between such higher rate and the Mortgage Rate, the "Excess Rate") after their respective Anticipated Repayment Dates. As used herein, the term "Mortgage Rate" does not include the Excess Rate.

     Excess Interest. [ ] of the Mortgage Loans, representing approximately [ ]% of the Initial Pool Balance, bear interest at their respective Mortgage Rates until an Anticipated Repayment Date. Commencing on the respective Anticipated Repayment Date, except as described below, each such Mortgage Loan generally will bear interest at a fixed rate per annum (the "Revised Rate") equal to the greater of (a) the Mortgage Rate plus a specified percentage (of no more than 2%) and (b) the Treasury Rate plus a specified percentage (of no more than 2%). "Treasury Rate" means, as of the related Anticipated Repayment Date, the yield on noncallable U.S. Treasury obligations with terms most nearly approximating the related stated Maturity Date. Until the principal balance of each such Mortgage Loan has been reduced to zero, such Mortgage Loan will only be required to pay interest at the Mortgage Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest"). Except where limited by applicable law, Excess Interest so accrued will earn interest at the Revised

Rate. Prior to the Anticipated Repayment Date, borrowers under such ARD Loans will be required to enter into a Lock Box agreement whereby all revenue will be deposited directly into a Lock Box Account controlled by the Servicer. From and after the Anticipated Repayment Date, in addition to paying interest (at the Mortgage Rate) and principal (based on the amortization schedule) (together, the "Monthly Debt Service Payment"), the related borrower generally will be required to apply all monthly cash flow from the related Mortgaged Property or Properties to pay the following amounts in the following order of priority: (i) required payments to the tax and insurance escrow fund and any ground lease escrow fund, (ii) payment of Monthly Debt Service, (iii) payments to any other required escrow funds, (iv) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer, (v) payment of approved extraordinary operating expenses or capital expenses not set forth in the approved annual budget or allotted for in any escrow fund,
(vi) principal on the Mortgage Loan until such principal is paid in full and
(vii) to Excess Interest. The cash flow from the Mortgaged Property or Properties securing an ARD Loan after payments of items (i) through (v) above is referred to herein as "Excess Cash Flow". As described below, ARD Loans generally provide that the related borrower is prohibited from prepaying the Mortgage Loan until the three month period prior to the Anticipated Prepayment Date but, upon the commencement of such period, may prepay the loan, in whole or in part, without payment of a Prepayment Premium. The Anticipated Repayment Date, if any, for each ARD Loan is listed in Annex A.

     The holders of a majority of the Percentage Interests in the Class LR Certificates will have the option for up to two months after the Anticipated Repayment Date for any ARD Loan to purchase such ARD Loan at a price equal to its outstanding principal balance plus accrued and unpaid interest and unreimbursed Advances with interest thereon. As a condition to such purchase, such holders will be required to deliver an opinion of counsel to the effect that such purchase would not (i) result in a gain which would be subject to the tax on net income derived from prohibited transactions imposed by Code
Section 860F(a)(1) or otherwise result in the imposition of any other tax on the Lower-Tier REMIC or Upper-Tier REMIC under the REMIC provisions of the Code or (ii) cause either of the Lower-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC.

     Amortization of Principal. As set forth in the following table, certain Mortgage Loans (the "Balloon Loans") provide for monthly payments of principal based on amortization schedules at least 60 months longer than their original terms thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless previously prepaid. The remaining Mortgage Loans have remaining amortization terms that are the same as their respective remaining terms to maturity.



              AMORTIZATION CHARACTERISTICS OF THE MORTGAGE LOANS

                                                                     NUMBER OF
                    TYPE OF LOAN                % OF INITIAL          MORTGAGE
                                                POOL BALANCE           LOANS
                                                ------------           -----




                  ARD Loans...................       %
                  Fully Amortizing Loans.........    %
                   (other than ARD Loans)
                  Balloon Mortgage Loan........      %


     Prepayment Provisions. All of the Mortgage Loans prohibit voluntary prepayment during a period (each, a "Lock-out Period") from the date of origination ranging from approximately [ ] months to [ ] months. The weighted average Lock-out Period from the date of origination for the Mortgage Loans is approximately [ ] months and the weighted average remaining Lock-out Period from the Cut-off Date is approximately [ ] months. None of the Mortgage Loans require the payment of a premium or fee (a "Prepayment Premium") upon the voluntary prepayment of such Mortgage Loans on or after the expiration of the related Lock-out Period. The Lock-out Periods for the ARD Loans all expire on or three or six months prior to their respective Anticipated Repayment Dates and the Lock-out Periods for the Balloon and fully amortizing Mortgage Loans (other than ARD Loans) all expire no earlier than the last three or six months prior to their respective maturities. Certain of the prepayment terms of each of the Mortgage Loans are more particularly described in Annex A.

                         OVERVIEW OF LOCK-OUT PERIODS
                         ----------------------------

Minimum Lock-out Period at Origination...................................months
Minimum Remaining Lock-out Period........................................months
Maximum Remaining Lock-out Period........................................months
Weighted Average Remaining Lock-out Period...............................months


             LOCK-OUT PERIOD CHARACTERISTICS OF THE MORTGAGE LOANS
             -----------------------------------------------------

                                                     % OF
                                                      INITIAL        NUMBER OF
                                                       POOL          MORTGAGE
                         TYPE OF LOAN                BALANCE          LOANS
                         ------------                -------          -----

Lock-out Period Ending on/close to
      Anticipated Prepayment Date...................... %

 Lock-out Period Ending on/close to
      Maturity  Date................................... %


                                                    [98]%

     The Mortgage Loans provide generally that in the event of a condemnation or casualty, the mortgagee may apply the condemnation award or insurance proceeds to the repayment of debt, which, in the case of some of the Mortgage Loans, will require payment of any applicable Prepayment Premium. However, in the case of most of the Mortgage Loans, if the award or loss is less than a specified percentage of the original principal balance of the Mortgage Loan and if in the reasonable judgment of the mortgagee (i) the Mortgaged Property can be restored within six months prior to the maturity of the related Note to a property no less valuable or useful than it was prior to the condemnation or casualty, (ii) after a restoration the Mortgaged Property would adequately secure the outstanding balance of the Note and (iii) no event of default has occurred or is continuing, the proceeds or award may be applied by the borrower to the costs of repairing or replacing the Mortgaged Property. The Pooling and Servicing Agreement provides that if a Mortgage Loan provides that the mortgagee may in its discretion apply certain amounts to a prepayment of principal (e.g., by applying casualty or condemnation proceeds or funds escrowed for improvements not completed by the required date) prior to the expiration of the related Lock-out Period, the Special Servicer cannot consent to such a prepayment unless the Special Servicer has first received the consent of the Servicer or the holders of 66 2/3% of the Voting Rights of the Certificates responding within 20 business days to a solicitation of their consent.


     Neither the Depositor nor the Mortgage Loan Seller makes any representation as to the enforceability of the provision of any Mortgage Loan requiring the payment of a Prepayment Premium, or of the collectability of any Prepayment Premium. See "Risk Factors and Other Special Considerations--The Certificates--Special Prepayment and Yield Considerations" herein and "Certain Legal Aspects of Mortgage Loans--Default Interest, Prepayment Charges and Prepayments" herein.

         Property Releases. All of the Mortgage Loans permit the applicable borrower at any time after a specified period (the "Defeasance Lock-out Period"), which is generally the greater of approximately three years from the date of origination and two years from the Closing Date, provided no event of default exists, to obtain a release of a Mortgaged Property from the related Mortgage (a "Defeasance Option"), provided that, among other conditions, the borrower (a) pays on any Due Date (the "Release Date") (i) all interest accrued and unpaid on the principal balance of the Note to and including the Release Date, (ii) all other sums, excluding scheduled interest or principal payments, due under the Mortgage Loan and all other loan documents executed in connection therewith, (iii) an amount (the "Collateral Substitution Deposit") equal to the sum of (x) the remaining principal amount of the Mortgage Loan or, if applicable, 125% (generally) of the Allocated Loan Amount of the related Mortgaged Property or Properties sought to be released, (y) the amount, if any, which, when added to such amount, will be sufficient to purchase direct non-callable obligations of the United States of America providing payments (1) on or prior to, but as close as possible to, all successive scheduled payment dates from the Release Date to the related maturity date, assuming, in the case of an ARD Loan, that such loan prepays on the related Anticipated Repayment Date and (2) in amounts equal to the scheduled payments due on such Due Dates under the Mortgage Loan, and (z) any costs and expenses incurred in connection with the purchase of such U.S. government obligations and (b) delivers a security agreement granting the Trust Fund a first priority lien on the Collateral Substitution Deposit and the U.S. government obligations purchased with the Collateral Substitution Deposit and an opinion of counsel to such effect. The Pool Loans generally require that (i) prior to the release of a related Mortgaged Property, a specified percentage (generally 125%) of the Allocated Loan Amount for such Mortgaged Property be defeased and (ii) that the Debt Service Coverage Ratio with respect to the remaining Mortgaged Properties after the defeasance be no less than the greater of (x) the DSCR at origination and (y) the DSCR immediately prior to such defeasance. The Servicer will be responsible for purchasing the U.S. government obligations on behalf of the borrower at the borrower's expense. Any amount in excess of the amount necessary to purchase such U.S. government obligations will be returned to the borrower. Simultaneously with such actions, the related Mortgaged Property will be released from the lien of the Mortgage Loan and the pledged U.S. government obligations (together with any Mortgaged Property not released, in the case of a partial defeasance) will be substituted as the collateral securing the Mortgage Loan.

     In general, a successor borrower established or designated by the Mortgage Loan Seller will assume all of the defeased obligations of a borrower exercising a Defeasance Option under a Mortgage Loan and the borrower will be relieved of all of the defeased obligations thereunder. If a Mortgage Loan is partially defeased, the related Note will be split and only the defeased portion of the borrower's obligations will be transferred to the successor borrower.


     The Depositor makes no representation as to the enforceability of the defeasance provisions of any Mortgage Loan. See "Risk Factors and Other Special Considerations--The Certificates--Special Prepayment and Yield Considerations."


     Escrows. All of the Mortgage Loans provide for monthly escrows to cover property taxes and insurance premiums on the Mortgaged Properties (except in cases where a full year of insurance premiums are escrowed). All of the Mortgage Loans secured by leasehold interests also provide for escrows to make ground lease payments. [ ] of the Mortgage Loans, which represent approximately [ ]% of the Initial Pool Balance [(which includes all Mortgage Loans other than Mobile Home Loans)] also require monthly escrows to cover ongoing replacements and capital repairs. [ ] of the 35 Hotel Loans provide for monthly escrows to fund seasonality reserves to cover periodic decreases in revenues.] [ ] of the thirty-one Retail, Office and Industrial Loans provide for monthly escrows to cover the costs of reletting retail space.


     "Due-on-Sale" and "Due-on-Encumbrance" Provisions. The Mortgages generally contain "due-on-sale" and "due-on-encumbrance" clauses that in each case permit the holder of the Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower sells or otherwise transfers or encumbers the related Mortgaged Property without the consent of the mortgagee. The Special Servicer will determine, in a manner consistent with the Servicing Standard, whether to exercise any right the mortgagee may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property. The Mortgages generally provide that the mortgagee may condition an assumption of the loan on the receipt of an assumption fee, which is in some cases equal to one percent of the then unpaid principal balance of the applicable Note, in addition to the payment of all costs and expenses incurred in connection with such assumption. Certain of the Mortgages provide that such consent may not be unreasonably withheld provided that (i) no event of default has occurred, (ii) the proposed transferee is creditworthy and has sufficient experience in the ownership and management of properties similar to the Mortgaged Property, (iii) the Rating Agencies have confirmed in writing that such transfer will not result in a qualification, reduction or withdrawal of any rating of the Certificates, (iv) the transferee has executed and delivered an assumption agreement evidencing its agreement to abide by the terms of the Mortgage Loan together with legal opinions and title insurance endorsements and (v) the assumption fee has been received (which assumption fee will be paid to the Special Servicer and will not be paid to the Certificateholders). See "Certain Legal Aspects of Mortgage

Loans--Due-on-Sale and Due-on-Encumbrance" herein. The Depositor makes no representation as to the enforceability of any due-on-sale or due-on-encumbrance provision in any Mortgage Loan.


     Mortgage Provisions Relating to Servicer's Right to Terminate Management Agreements. Certain of the Mortgage Loans permit the Special Servicer to cause the related borrowers to terminate the related management agreements upon the occurrence of certain events. Generally, each Mortgage Loan where an affiliate of the borrower manages the related Mortgaged Property or Properties provides that if the Debt Service Coverage Ratio for such Mortgage Loan falls below a certain level, the Special Servicer will have the right to cause the termination of the related management agreement and replace the manager with a manager acceptable to the Special Servicer. All of the Mortgage Loans generally allow the Special Servicer to terminate the related management agreements upon the occurrence of certain events of default under the related loan agreements or mortgage documents. In addition, the Special Servicer is generally permitted to cause the termination of a management agreement if the manager breaches certain provisions of the management agreement which would permit the termination of such agreement thereunder.

         Cross-Collateralization and Cross-Default of Certain Mortgage Loans. [19] of the Mortgage Loans (the "Pool Loans") with Cut-off Date Principal Balances ranging from $[5.6] million to $[69.7] million and comprising [37]% of the Mortgage Pool by Cut-off Date Principal Balance are secured by more than one Mortgaged Property. [However, because certain states (including Florida) require the payment of an indebtedness, mortgage recording or documentary stamp tax based upon the principal amount of debt secured by a mortgage, the Mortgaged Property identified as [ ] on Annex A secures only [ ]% of the Allocated Loan Amount of such Mortgaged Property (rather than the entire initial principal balance of the related Note).] See "Risk Factors and Other Special Considerations--Limitations on Enforceability of Cross-Collateralization" and "Loan Characteristics" on Annex A.


     Hazard, Liability and Other Insurance. The Mortgage Loans generally require that each Mortgaged Property be insured by a hazard insurance policy in an amount equal to the greatest of (i) the full replacement cost of the improvements and equipment without deduction for physical depreciation, (ii) the outstanding principal balance of the Mortgage Loan (or, with respect to certain Mortgage Loans, the full insurable value of the Mortgaged Property) and (iii) such amount that the insurer would not deem the borrower a co-insurer, or in an amount satisfying other similar standards and by a flood insurance policy if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and for which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the outstanding principal amount of the Mortgage Loan (or with respect to Mortgage Loans, the full insurable value of the Mortgaged Property) or the maximum limit of coverage available, whichever is less, or in an amount satisfying other similar standards. With respect to Mortgaged Properties located in earthquake risk areas, certain of the related Mortgaged Properties are insured by earthquake insurance in amounts less than the outstanding principal balance of such Mortgage Loans. With respect to Mortgaged Properties located in areas having special hurricane hazards, certain of the related Mortgaged Properties are insured by hurricane insurance in amounts less than the outstanding principal balance of such Mortgage Loans. The hazard insurance policy is required to cover loss or damage by fire and lightning or other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Mobile Home Properties located in earthquake risk areas or areas having special hurricane hazards are not insured against earthquake or hurricane damage.


     The Mortgage Loans also generally require that the borrower obtain and maintain during the entire term of the Mortgage Loan (i) comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries coverages and containing minimum limits per occurrence as specified in the related Mortgage, (ii) rent loss and/or business interruption insurance in an amount equal to the greater of (x) estimated annual (or a specified longer period) gross revenues from the operations of the Mortgaged Property and (y) projected annual (or a specified longer period) operating expense (including debt service) for the maintenance and operation of the Mortgaged Property, or in an amount satisfying other similar standards,
(iii) except with respect to certain of the Mobile Home Loans, insurance against loss or damage from leakage of sprinkler systems and explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, and pressure vessels, (iv) if the Mortgaged Property is a commercial property, worker's compensation insurance, (v) during any period of repair or restoration, builders "all risk" insurance, and (vi) such other insurance as may from time to time be reasonably required by the mortgagee in order to protect its interests. In the case of certain of the Mortgage Loans, hurricane and earthquake insurance was obtained in an amount less than the principal balance of such Mortgage Loans.


ADDITIONAL MORTGAGE LOAN INFORMATION

GENERAL CHARACTERISTICS (AS OF CUT-OFF DATE, UNLESS OTHERWISE INDICATED)

Initial Pool Balance (1) .....................................     $
Number of Mortgage Loans
Number of Mortgaged Properties ...............................
Average Mortgage Loan Balance ................................     $
Weighted Average Months Since Loan Origination ...............                 %
Weighted Average Mortgage Rate ...............................          [8.63]%
Range of Mortgage Rates ......................................     [7.58-10.1]
Weighted Average Remaining Term to Maturity
  or Anticipated Repayment Date ..............................       [143 Mos]
Range of Remaining Term to Maturity or
  Anticipated Repayment Date .................................        [82-240]
Mos]Weighted Average Remaining Amortization Term (2) .........       [308 Mos]
Range of Remaining Amortization ..............................   [180-360 Mos]
Weighted Average DSCR (3) ....................................          [1.48]
Range of DCCR (3) ............................................     [1.23-2.05]
Weighted Average DSCR (3) at Earlier of Anticipated
  Repayment Date or Maturity (4) %Weighted Average LTV .......            [65]%
Range of LTV .................................................      [36]%-[79]%
Weighted Average LTV at Earlier of
  Anticipated Repayment Date or Maturity (5) ARD Loans (6) ...            [90]%
Fully Amortizing Loans (other than ARD Loans) ................             [6]%
Balloon Loans ................................................             [4]%
Delinquency as of Cut-off Date ...............................

--------------

(1)  Subject to a permitted variance of plus or minus 5%.

(2) "Weighted Average Remaining Amortization Term" reflects the fact that certain Mortgage Loans provide for Monthly Payments based on amortization schedules at least 60 months longer than the remaining stated terms of such Mortgage Loans. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Amortization of Principal" herein.

(3) Debt Service Coverage Ratio ("DSCR") for any Mortgage Loan is equal to the Net Cash Flow from the related Mortgaged Property divided by the Annual Debt Service for such Mortgaged Property (as such terms are defined under "Description of the Mortgage Pool--Additional Mortgage Loan Information").

(4) "Weighted Average DSCR at Earlier of Anticipated Repayment Date or Maturity" is calculated in the same manner as DSCR, except that (i) Annual Debt Service, in the case of ARD Loans, is assumed to be the annual debt service payable during the 12 months preceding the Anticipated Repayment Date, and in the case of all other Mortgage Loans is the annual debt service payable during the 12 months preceding the maturity date and not including any principal not attributable to a constant monthly payment and (ii) Net Cash Flow is assumed to be the same as Net Cash Flow used for determining DSCR as of the Cut-off Date. Such calculation thus assumes that Net Cash Flow as of the Maturity Date or Anticipated Repayment Date, as applicable, is the same as Net Cash Flow as of the Cut-off Date. There can be no assurance that net Cash Flow will not have declined from Cut-off Date levels.

(5) "Maturity Date/Anticipated Repayment Date LTV" for any Mortgage Loan is calculated in the same manner as Cut-off Date LTV, except that the Mortgage Loan Cut-off Date principal balance used to calculate the Cut-off Date LTV has been adjusted to give effect to the amortization of the applicable Mortgage Loan as of its maturity date or, in the case of a Mortgage Loan that has an Anticipated

     Repayment Date, as of its Anticipated Repayment Date. Such calculation thus assumes that the appraised value of the Mortgaged Property or Properties securing a Mortgage Loan on the maturity date or Anticipated Repayment Date, as applicable, is the same as the Appraised Value as of the Cut-off Date. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the Appraised Value.

(6) "ARD Loans" are Mortgage Loans that substantially fully amortize by their respective maturity dates but provide for an Anticipated Repayment Date on which a substantial amount of principal will be due if the borrower elects to prepay the Mortgage Loan in full on such date. Such Mortgage Loans provide for an increased interest rate after the Anticipated Repayment Date and require the application of all Excess Cash Flow to amortize principal after the Anticipated Repayment Date. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans" herein.

         The following tables and Annex A set forth certain information with respect to the Mortgage Loans and Mortgaged Properties. The statistics in the following tables and Annex A were primarily derived from information provided to the Depositor by Bloomfield or the Mortgage Loan Seller, which information may have been obtained from the borrowers without independent verification except as noted. For purposes of the tables and Annex A:


     (1) "Net Cash Flow" as used herein with respect to a given Mortgage Loan or Mortgaged Property means cash flow available for debt service, as determined by the Mortgage Loan Seller based upon borrower supplied information for a recent period that is generally the twelve months prior to the origination of such Mortgage Loan, adjusted for stabilization and, in the case of certain Mortgage Loans, may have been updated to reflect a more recent operating period. Net Cash Flow does not reflect debt service, non-cash items such as depreciation or amortization, and does not reflect actual capital expenditures and may have been adjusted by, among other things, (i) assuming the occupancy rate for the Mortgaged Property was less than the actual occupancy rate, (ii) subtracting from net operating income replacement or capital expenditure reserves, (iii) assuming that a 4% to 5% management fee and a 4% to 8% franchise fee (for Hotel Properties only) was payable with respect to the Mortgaged Property, (iv) in certain cases, assuming that operating and/or capital expenses with respect to the Mortgaged Property were greater than actual expenses, (v) in the case of the Retail Properties, excluding certain percentage rent, (vi) in the case of the Retail Properties and Office Properties, subtracting from net operating income an assumed allowance for tenant improvements and leasing commissions, (vii) in the case of the Multifamily Properties and Mobile Home Properties, rental revenue shown on a recent rent roll was annualized before applying a vacancy factor without further regard to the terms (including expiration dates) of the leases shown thereon, (viii) excluding certain non-recurring income and/or expenses, (ix) in the case of certain Office Properties, Industrial Properties and Retail Properties, determining current revenues from leases in place, (x) in the case of certain of the Hotel Properties, assuming the occupancy rate was less than the actual occupancy rate to account for a high occupancy rate or to reflect new construction in the market and (xi) to take into account new tax assessments and utility savings from the installation of new energy efficient equipment.


         "Net Cash Flow" reflects the calculations and adjustments used by the Mortgage Loan Seller for its underwriting process and may or may not reflect the amounts calculated and adjusted by the Rating Agencies for their own analysis. In addition, "Net Cash Flow" and the Debt Service Coverage Ratios derived therefrom are not a substitute for cash flow as determined in accordance with generally accepted accounting principles as a measure of the results of the property's operations or a substitute for cash flows from operating activities determined in accordance with generally accepted accounting principles as a measure of liquidity.


     Reletting costs and capital expenditures are crucial to the operation of commercial and multifamily properties. Each investor should make its own assessment of the level of reletting costs and capital expenditures of the Mortgaged Properties, and the consequent effect of such costs and expenditures on the actual net operating income, Net Cash Flow and debt service coverage ratios of the Mortgage Loans.

     No representation is made as to the future net cash flow of the properties, nor is "Net Cash Flow" set forth herein intended to represent such future net cash flow.

     (2) ["1993 NOI,"] "1994 NOI", "1995 NOI" and "1996 NOI" (which is for the period ending as of the date specified in Annex A) is the net operating income for a Mortgaged Property as established by information provided by the borrowers, except that in certain cases such net operating income has been adjusted by removing certain non-recurring expenses and revenue or by certain other normalizations. [1993 NOI,] 1994 NOI, 1995 NOI and 1996 NOI do not necessarily reflect accrual of certain costs such as taxes and capital expenditures and do not reflect non-cash items such as depreciation or amortization. In some cases, capital expenditures may have been treated by a borrower as an expense or expenses treated as capital expenditures. The Depositor has not made any attempt to verify the accuracy of any information provided by each borrower or to reflect changes in net operating income that may have occurred since the date of the information provided by each borrower for the related Mortgaged Property. [1993 NOI,] 1994 NOI, 1995 NOI and 1996 NOI were not necessarily determined in accordance with generally accepted accounting principles. Moreover, [1993 NOI,] 1994 NOI, 1995 NOI and 1996 NOI are not a substitute for net income determined in accordance with generally accepted accounting principles as a measure of the results of a property's operations or a substitute for cash flows from operating activities determined in accordance with generally accepted accounting principles as a measure of liquidity and in certain cases may reflect partial-year annualizations.


     For purposes of determining 1996 NOI as set forth on Annex A:

     "YE" means for the twelve-month period ended December 31, 1996;

     "YTD" means for the period commencing on January 1, 1996 and ending on date indicated;

     "Ann." means an annualized NOI which reflects the number of months in the period that was annualized, generally beginning on January 1, 1996;

          "T-11" means NOI calculated for the trailing eleven months ending on the date indicated; and

          "TTM" means NOI calculated for the trailing twelve months ending on the date indicated.


     (2) "Allocated Loan Amount" " means, for each Mortgaged Property, the portion of the principal amount of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including, without limitation, determining the release prices of properties, if the Mortgage Loan permits such releases) under such Mortgage Loan. The Allocated Loan Amount for each Mortgaged Property securing a Mortgage Loan was determined generally based on the ratio of the Net Cash Flow or net operating income (calculated as provided in the related Mortgage Loan) or appraised value, or some combination thereof, of such Mortgaged Property to the aggregate Net Cash Flow or appraised value, or some combination thereof, of all the Mortgaged Properties securing such Mortgage Loan. The Allocated Loan Amount for each Mortgaged Property may be adjusted upon the payment of principal of the related Mortgage Loan, whether upon amortization, prepayment, or otherwise. "Cut-off Date Allocated Loan Amount" means for each Mortgaged Property the Allocated Loan Amount of such property as of the Cut-off Date.


     (3) "Original Principal Loan Balance" means the principal balance of the Mortgage Loan as of the date of origination.


     (4) "Cut-off Date Principal Balance/Unit" means the principal balance per unit of measure as of the Cut-off Date.


     (5) "Annual Debt Service" means for any Mortgage Loan the current annual debt service payable during the twelve month period commencing on [ ], 1996 on the related Mortgage Loan.

     (6) "DSCR" or "Debt Service Coverage Ratio" means, with respect to any Mortgage Loan, (a) the Net Cash Flow for the related Mortgaged Property, divided by (b) the Annual Debt Service for such Mortgaged

Property. The calculation of "DSCR" may differ from the calculation of the debt service coverage ratios referred to under "--The Mortgage Loan Program--Underwriting Standards; Representations."

     (7) "Stated Maturity Date" means the maturity date of the Mortgage Loan as stated in the related Note or Loan Agreement.

     (8) "Anticipated Repayment Date" means for ARD Loans, the date on which interest begins accruing at the Revised Rate and excess cash flow is retained pursuant to the related Lock-box Agreements to application to payment of principal and Excess Interest.

     (9) "Anticipated Remaining Term" means the term of the Mortgage Loan from the Cut-off Date to the earlier of the Anticipated Repayment Date, if applicable, and the stated maturity date.

     (10) "Remaining Lock-out" means the period of the term of the related Mortgage Loan from the Cut-off Date during which the Mortgage Loan may not be prepaid.

     (11) "Value" means for each of the Mortgaged Properties, the appraised value of such property as determined by an appraisal thereof and in accordance with MAI standards made not more than 18 months prior to the origination date of the related Mortgage Loan.

     (12) "Loan-to-Value Ratio" or "LTV" means, with respect to any Mortgage Loan, the principal balance of such Mortgage Loan as of the Cut-off Date divided by the Appraised Value of the Mortgaged Property or Properties securing such Mortgage Loan.

     (13) "Maturity Date/Anticipated Repayment Date LTV" for any Mortgage Loan is calculated in the same manner as Cut-off Date LTV, except that the Mortgage Loan Cut-off Date principal balance used to calculate the Cut-off Date LTV has been adjusted to give effect to the amortization of the applicable Mortgage Loan as of its maturity date or, in the case of a Mortgage Loan that has an Anticipated Repayment Date, as of its Anticipated Repayment Date. Such calculation thus assumes that the appraised value of the Mortgaged Property or Properties securing a Mortgage Loan on the maturity date or Anticipated Repayment Date, as applicable, is the same as the Appraised Value as of the Cut-off Date. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the Appraised Value.

     (14) "Amortization""" means the number of months, based on the constant Monthly Payment as stated in the related Note or Loan Agreement, that would be necessary to reduce the principal balance of the related Note to zero if interest on such Note was calculated based on twelve 30-day months and a 360-day year.

     (15) "Year Built/Renovated" means the year in which the respective Mortgaged Property was built and/or renovated.

     (16) "Unit" and "Unit of Measure" mean the number of units in the respective Mortgaged Property.

     (17) "Occupancy" means the percentage of gross leaseable area, rooms, units, beds or sites of the property that are leased. Occupancy rates are calculated within a recent period and in certain cases reflect the average occupancy rate over a period of time.

     (18) "Anchor" means, with respect to the Retail Properties, the largest and second largest anchors, if any.

     (19) "Major Tenants" mean the largest tenants for office, industrial and unanchored retail properties.

     (20) "Franchise" means the regional or national franchise affiliation of a Hotel Property.

     (21) "Audit/Agreed Upon Procedures/Review" indicates Mortgaged Properties for which independent accountants performed audits, reviews or specified procedures upon financial information provided by the borrower at the request of the Mortgage Loan Seller or the borrower. The cash flow and NOI information presented in Annex A may not correspond to the comparable information included in the accountants' reports because of adjustments made by the Mortgage Loan Seller as part of its underwriting procedures.

     (22) "Identified Deferred Maintenance" is the estimated amount of deferred maintenance in the respective Mortgaged Property's structural engineering report.

     (23) "Reserve for Deferred Maintenance" is the actual dollars escrowed at the loan origination for deferred maintenance repairs.

     (24) "Actual On-going Capital Reserves" means the annual reserves, as indicated, per unit of measure or as a percentage of gross revenue and escrowed on a monthly basis.


     (25) "GLA" means the square footage of the gross leaseable area.


         Due to rounding, percentages may not add to 100% and amounts may not add to indicated total or subtotal.

     Mortgaged Properties secured, or partially secured, by a leasehold estate are indicated on Annex A under the heading "Property Name" with an asterisk. Mortgage Loans accruing interest on the basis of the actual number of days elapsed and a 360-day year are indicated on Annex A under the heading "Mortgage Rate" with an asterisk. The borrowers under the Mortgage Loans having a capital letter under the column "Asset #" on Annex A are related to borrowers under the Mortgage Loans with the same letter designation, but such Mortgage Loans are not cross-collateralized with each other.


     The tables below set forth certain summary information regarding the Mortgage Loans. See Annex A hereto for certain characteristics of Mortgage Loans on a loan-by-loan basis. All percentages of Initial Pool Balances used herein and in Annex A are based upon the Cut-off Date Principal Balance of the related Mortgage Loan or, with respect to Mortgage Loans secured by more than one Mortgaged Property (each, a "Pool Loan"), are based upon the Allocated Loan Amount of the related Mortgaged Property. All weighted average information regarding the Mortgage Loans reflects weighting of the Mortgage Loans by their Cut-off Date Principal Balances or, with respect to Pool Loans, Allocated Loan Amounts. The "Cut-off Date Principal Balance" of each Mortgage Loan is equal to the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received. All numerical information provided herein and in Annex A with respect to the Mortgage Loans is provided on an approximate basis. Certain statistical information set forth herein may change prior to the date of issuance of the Certificates due to changes in the composition of the Mortgage Pool prior to the Closing Date. [No Mortgage Loan represents more than 5% of the entire pool of Mortgage Loans.] See "--Changes in Mortgage Pool Characteristics" herein.

                     RANGE OF DEBT SERVICE COVERAGE RATIOS

                                                     PERCENT BY
 CUT-OFF                  NUMBER                     AGGREGATE                    WEIGHTED     WEIGHTED
DATE DEBT                   OF                        CUT-OFF      WEIGHTED        AVERAGE      AVERAGE
 SERVICE                  LOANS/    CUT-OFF DATE        DATE       AVERAGE        REMAINING    REMAINING     WEIGHTED   WEIGHTED
 COVERAGE   NUMBER OF      LOAN      PRINCIPAL       PRINCIPAL     MORTGAGE         TERM        AMORT.       AVERAGE    AVERAGE
  RATIO     PROPERTIES     POOLS      BALANCE         BALANCE        RATE         (MONTHS)      TERM           DSCR       LTV
1.2-1.299                                               6.1%                 %                                                 %
1.3-1.399                                               28.8
1.4-1.499                                               29.0
1.5-1.599                                               15.6
1.6-1.699                                               5.3
1.7-1.799                                               4.7
1.8-1.899                                               6.0
1.9-1.999                                               3.5
2.0-2.099                                               1.0

   Total...                        $                  100.00%                %                                                 %


                         RANGE OF LOAN-TO-VALUE RATIOS

                                                 PERCENT BY
                           NUMBER                AGGREGATE                         WEIGHTED
                             OF                   CUT-OFF    WEIGHTED    WEIGHTED   AVERAGE
                           LOANS/  CUT-OFF DATE     DATE     AVERAGE     AVERAGE   REMAINING                    WEIGHTED  WEIGHTED
  LOAN TO     NUMBER OF     LOAN    PRINCIPAL    PRINCIPAL   MORTGAGE   REMAINING   AMORT.    MINIMUM  MAXIMUM   AVERAGE   AVERAGE
VALUE RATIO   PROPERTIES    POOLS    BALANCE      BALANCE      RATE        TERM     TERM       DSCR     DSCR      DSCR      LTV
    49.9%                                             3.9%
50%-54.9%                                             8.5
55%-59.9%                                             10.1
60%-64.9%                                             24.6
65%-69.9%                                             18.4
70%-74.9%                                             29.6
75%-79.9%                                             4.7
      Total..                       $                     %                                                                    %


    RANGE OF MATURITY DATE/ ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

                                               PERCENT BY
                        NUMBER                 AGGREGATE                        WEIGHTED
  LOAN TO                 OF                    CUT-OFF    WEIGHTED  WEIGHTED    AVERAGE                       WEIGHTED   WEIGHTED
VALUE RATIO             LOANS/  CUT-OFF DATE      DATE     AVERAGE   AVERAGE    REMAINING                       AVERAGE     AVERAGE
 AT ARD OR   NUMBER OF   LOAN    PRINCIPAL     PRINCIPAL   MORTGAGE  REMAINING    AMORT.   MINIMUM    MAXIMUM  CUT-OFF     CUT-OFF
  MATURITY   PROPERTIES  POOLS    BALANCE       BALANCE      RATE      TERM      TERM        DSCR      DSCR   DATE DSCR   DATE LTV
   0%-9.9%..                   $                       %         %                                                              %
 10%-19.9%..
 20%-29.9%..
 30%-39.9%..
 40%-49.9%..
 50%-59.9%..
 60%-69.9%..
     Total..                   $                    100%         %                                                              %

                         MORTGAGED PROPERTIES BY STATE

                                                           PERCENT BY
                                                            AGGREGATE                       PERCENT BY
                                                             CUT-OFF                        AGGREGATE
                                            CUT-OFF DATE      DATE                            SUM OF         WEIGHTED   WEIGHTED
                           NUMBER OF          PRINCIPAL     PRINCIPAL           SUM OF      APPRAISED        AVERAGE    AVERAGE
             STATE         PROPERTIES          BALANCE       BALANCE       APPRAISED VALUE    VALUE            LTV        DSCR
[   ]......................              $                             %  $                            %








  Total....................              $                          100%  $                         100%

      DISTRIBUTION OF MORTGAGED PROPERTIES IN TOP FIVE METROPOLITAN AREAS

                                   PERCENTAGE
                                       OF                                                                               WEIGHTED
                                    AGGREGATE     MINIMUM      MAXIMUM     AVERAGE                                      AVERAGE
           NUMBER OF   SCHEDULED    SCHEDULED    SCHEDULED    SCHEDULED   SCHEDULED                          WEIGHTED   MORTGAGE
            MORTGAGE   PRINCIPAL    PRINCIPAL    PRINCIPAL    PRINCIPAL   PRINCIPAL    MINIMUM    MAXIMUM    AVERAGE    INTEREST
             LOANS      BALANCE      BALANCE      BALANCE      BALANCE     BALANCE       DSCR       DSCR       DSCR       RATE
                              $             %                                                %




Total......                   $          100%                                                %

                              RANGE OF YEAR BUILT


                                                 PERCENT BY               WEIGHTED               PERCENT BY
                                                 AGGREGATE     WEIGHTED    AVERAGE               AGGREGATE
                                  CUT-OFF DATE    CUT-OFF      AVERAGE    REMAINING    SUM OF      SUM OF     WEIGHTED    WEIGHTED
          RANGE OF    NUMBER OF     PRINCIPAL    PRINCIPAL    REMAINING    AMORT.     APPRAISED  APPRAISED     AVERAGE    AVERAGE
         YEAR BUILT  PROPERTIES      BALANCE      BALANCE        TERM       TERM        VALUE      VALUE         LTV       DSCR
1919-1928............         $                        %                           $         %
1939-1948............
1949-1958............
1959-1968............
1969-1978............
1979-1988............
1989-1996............
  Total..............         $                     100%                           $       100%

                   CUT-OFF DATE LOAN AMOUNT BY PROPERTY TYPE

                         TYPES OF MORTGAGED PROPERTIES

                                                          PERCENT BY                             WTD.
                                                           AGGREGATE      WTD.       WTD.        AVG.
                                             CUT-OFF        CUT-OFF       AVG.       AVG.       REMAIN-
                                              DATE           DATE        MORT-      REMAIN-       ING
                            NUMBER OF       PRINCIPAL      PRINCIPAL      GAGE        ING       AMORT.      MIN.     MAX.
      PROPERTY TYPE         PROPERTIES       BALANCE        BALANCE       RATE       TERM        TERM       DSCR     DSCR
Anchored Retail                           $                           %        %
Unanchored Retail
Hotel-Full Service
Hotel-Limited Service
Office..................
Multifamily.............
Nursing.................
Industrial..............
Factory Outlet
Mobile Home Park
Assisted Living
  Total.................                  $                        100%        %

                             [Restubbed from above]


                                                  WTD.
                                                  AVG.                           WTD.      WTD.
                                                   BAL                  WTD.     AVG.      AVG.
                                                  LOON/      WTD.       AVG.     LOAN      YEAR
                               WTD.     WTD.      REPAY      AVG.        #        PER     BUILT/
                               AVG.     AVG.      MENT       OCCU-     UNITS/    UNIT/     RENO-
                               DSCR      LTV       LTV       PANCY       SF       SF       VATED
Anchored Retail                              %          %
Unanchored Retail
Hotel-Full Service
Hotel-Limited Service
Office..................
Multifamily.............
Nursing.................
Industrial..............
Factory Outlet
Mobile Home Park
Assisted Living
  Total.................                     %          %

                     RANGE OF LOAN AMOUNTS OR LOAN BALANCES

                                                      PERCENT BY
                                                       AGGREGATE                             WEIGHTED
                                NUMBER     CUT-OFF      CUT-OFF     WEIGHTED    WEIGHTED      AVERAGE
                              OF LOANS/     DATE         DATE        AVERAGE     AVERAGE     REMAINING    WEIGHTED    WEIGHTED
   RANGE OF CUT-OFF              LOAN     PRINCIPAL    PRINCIPAL    MORTGAGE    REMAINING     AMORT.      AVERAGE      AVERAGE
   DATE LOAN AMOUNTS            POOLS      BALANCE      BALANCE       RATE        TERM         TERM         DSCR         LTV
$         0-4,999,999......              $                    %            %                                                 %
  5,000,000-9,999,999......
10,000,000-14,999,999......
15,000,000-19,999,999......
20,000,000-24,999,999......
25,000,000-29,999,999......
50,000,000-54,999,999......
65,000,000-69,999,999......
70,000,000-74,999,999......
Total......................              $                 100%            %                                                 %


                 RANGE OF ANTICIPATED REMAINING TERM IN MONTHS

                        NUMBER               PERCENT BY                   WEIGHTED
                          OF       CUT-OFF    AGGREGATE     WTD. AVG.      AVERAGE       WEIGHTED
       RANGE OF         LOANS/       DATE     CUT-OFF        TERM TO      REMAINING       AVERAGE       WEIGHTED      WEIGHTED
      ANTICIPATED        LOAN     PRINCIPAL  PRINCIPAL     ANT. REPAY/     AMORT.        MORTGAGE        AVERAGE       AVERAGE
    REMAINING TERM       POOLS     BALANCE    BALANCE        MATURITY       TERM           RATE           DSCR           LTV
72-83.................            $                   %                                          %                            %
84-95.................
108-119...............
120-131...............
132-143...............
144-155...............
168-179...............
180-191...............
192-203...............
228-239...............
288-300...............
  Total...............            $                100%                                          %                            %

                       RANGE OF REMAINING TERM IN MONTHS

                           NUMBER                PERCENT BY                     WEIGHTED
                             OF      CUT-OFF      AGGREGATE       WEIGHTED      AVERAGE      WEIGHTED
                           LOANS/      DATE        CUT-OFF        AVERAGE      REMAINING      AVERAGE       WEIGHTED      WEIGHTED
        RANGE OF            LOAN    PRINCIPAL     PRINCIPAL      REMAINING       AMORT.      MORTGAGE        AVERAGE       AVERAGE
     REMAINING TERM         POOLS    BALANCE       BALANCE          TERM          TERM         RATE           DSCR           LTV
72-83.................               $                    %                                          %                           %
108-119...............
168-179...............
192-203...............
228-239...............
252-263...............
264-275...............
288-299...............
300-311...............
324-335...............
348-359...............
  Total...............               $                 100%                                          %                           %


                         ANTICIPATED REPAYMENT BY YEAR

                                                               PERCENT BY
                                         NUMBER                AGGREGATE                   WEIGHTED
                                           OF       CUT-OFF     CUT-OFF     WEIGHTED        AVERAGE
                                         LOANS/       DATE        DATE      AVERAGE        REMAINING      WEIGHTED      WEIGHTED
                           NUMBER OF      LOAN     PRINCIPAL   PRINCIPAL    MORTGAGE        AMORT.         AVERAGE       AVERAGE
          YEAR             PROPERTIES     POOLS     BALANCE     BALANCE       RATE           TERM           DSCR           LTV
2003..................                                $               %           %                                           %
2005..................
2006..................
2008..................
2009..................
2010..................
2011..................
2013..................
2015..................
2016..................
2021..................
  Total...............                                $            100%           %                                           %

                   DELINQUENCY STATUS AS OF ________ 1, 1997

                                                                           NUMBER OF
                                                   % OF INITIAL             MORTGAGE
STATUS                                             POOL BALANCE              LOANS
No Delinquencies...........................             %


                            RANGE OF MORTGAGE RATES

                                                                        PERCENT BY
                                           NUMBER                       AGGREGATE
                                             OF          CUT-OFF         CUT-OFF         WEIGHTED
                                           LOANS/          DATE            DATE          AVERAGE        WEIGHTED      WEIGHTED
        RANGE OF           NUMBER OF        LOAN        PRINCIPAL       PRINCIPAL        MORTGAGE       AVERAGE        AVERAGE
     MORTGAGE RATES        PROPERTIES       POOLS        BALANCE         BALANCE           RATE           DSCR           LTV
7.50%-7.999%..........                                   $                      %               %                            %
8.00%-8.4999%
8.50%-8.999%..........
9.00%-9.499%..........
9.50%-9.999%..........
10.00%-10.499%
10.50%-10.999%
  Total...............                                   $                   100%               %                            %


                       MORTGAGED PROPERTIES BY ORIGINATOR

                                                                        PERCENT BY
                                           NUMBER                       AGGREGATE
                                             OF          CUT-OFF         CUT-OFF         WEIGHTED
                                           LOANS/          DATE            DATE          AVERAGE        WEIGHTED      WEIGHTED
                           NUMBER OF        LOAN        PRINCIPAL       PRINCIPAL        MORTGAGE       AVERAGE        AVERAGE
       ORIGINATOR          PROPERTIES       POOLS        BALANCE         BALANCE           RATE           DSCR           LTV
Nomura Asset Capital
Corporation...........
                                                         $                     %               %                            %
 Bloomfield
Acceptance
Company, LLC
   Total..............                                   $                  100%               %                            %

                  RANGE OF REMAINING LOCK-OUT PERIOD IN MONTHS

                                                              PERCENT
                               NUMBER                        BY AGGRE
                  NUMBER         OF          CUT-OFF         GATE CUT-      WEIGHTED                                    WEIGHTED
   LOCK-OUT         OF         LOANS/          DATE          OFF DATE       AVERAGE       WEIGHTED      WEIGHTED        AVERAGE
   PERIOD IN      PROPER-       LOAN        PRINCIPAL        PRINCIPAL      MORTGAGE       AVERAGE       AVERAGE       REMAINING
    MONTHS         TIES        POOLS         BALANCE          BALANCE        RATE           DSCR           LTV          LOCKOUT
72-83........                                 $                        %             %                            %
108-119......
132-143......
144-155......
168-179......
192-203......
216-227......
228-239......
288-299......
  Total......                                 $                     100%             %                            %

CHANGES IN MORTGAGE POOL CHARACTERISTICS


     The description in this Prospectus of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on the Mortgage Loans on or before the Cut-off Date. Prior to the issuance of the Subordinated Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. This may cause the range of Mortgage Rates and maturities as well as the other characteristics of the Mortgage Loans to vary from those described herein.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Subordinated Certificates and will be filed by the Depositor, together with the Pooling and Servicing Agreement with the Securities and Exchange Commission within fifteen days after the initial issuance of the Subordinated Certificates. In the event Mortgage Loans are removed from the Mortgage Pool as set forth in the preceding paragraph, such removal will be noted in the Form 8-K.

                     DESCRIPTION OF THE SUBORDINATED UNITS

     Each Subordinated Unit consists of $[ ] (approximate) Class B-1 Certificates, $[ ] (approximate) Class B-2 Certificates, $[ ] (approximate) Class B-3 Certificates, $[ ] (approximate) Class B-4 Certificates, $[ ] (approximate) Class B-5 Certificates, and $[ ] (approximate) Class B-6 Certificates. No Class of Subordinated Certificates will be separately tradable unless and until a Class of Subordinated Certificates is rated investment grade by either ________________ or _____________, and only such investment grade Class shall be separately tradable. See "Description of the Subordinated Certificates" for further information concerning the Subordinated Certificates. All references herein to the Subordinated Units are deemed to include the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, and the Class B-6 Certificates which comprise the Subordinated Units.

                 DESCRIPTION OF THE SUBORDINATED CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of twenty-two Classes to be designated as the Class A-1A Certificates, the Class A-1B Certificates, the Class A-1C Certificates, the Class A-1D Certificates, the Class A-CS1 Certificates, the Class A-CS2 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates, the Class B-6 Certificates, the Class B-7 Certificates, the Class B-7H Certificates, the Class V-1 Certificates, the Class V-2 Certificates, the Class R Certificates and the Class LR Certificates. Only the Subordinated Certificates are offered hereby in the form of Subordinated Units. The Senior Certificates are being offered concurrently with the Subordinated Certificates under a separate prospectus and are not offered hereby. The Junior Subordinated Certificates, Class V-1, Class V-2, Class R and Class LR Certificates are not offered hereby. The Class A-CS1 and Class A-CS2 Certificates are sometimes referred to herein as the "Coupon Strip Certificates."

     The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans due after the Cut-off Date; (ii) any Mortgaged Property acquired by the Special Servicer on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, an "REO Property") such funds or assets as from time to time are deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account, the Interest Reserve Account, the Excess Interest Distribution Account, the Default Interest Distribution Account and any account established in connection with REO Properties (an "REO Account"); (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; (v) the Depositor's rights and remedies under the Mortgage Loan Purchase and Sale Agreement and Bloomfield Purchase Agreement; and (vi) all of the mortgagee's right, title and interest in the Reserve Accounts, the Cash Collateral Accounts and Lock Box Accounts.

     The Class B-1 Certificates will have an initial Certificate Balance of $[]. The Class B-2 Certificates will have an initial Certificate Balance of $[]. The Class B-3 Certificates will have an initial Certificate Balance of $[]. The Class B-4 Certificates will have an initial Certificate Balance of $[]. The Class B-5 Certificates will have an initial Certificate Balance of $[]. The Class B-6 Certificates will have an initial Certificate Balance of $[].

     The Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will have initial Certificate Balances of $[ ], $[ ], $[ ], $[ ], $[ ], $[ ], $[ ] and $[ ], respectively. The Class B-7 and Class B-7H Certificates will have initial Certificate Balances, in the aggregate, of approximately $[ ]. The Class A-CS1 Certificates will have an initial Notional Balance equal to the initial Component Balance of the Class A-1A Component, which is equal to the Certificate Balance of the Class A-1A Certificates. The Class A-CS2 Certificates are comprised of thirteen components: the Class A-1B Component, the Class A-1C Component, the Class A-1D Component, the Class A-2 Component, the Class A-3 Component, the Class A-4 Component, the Class A-5 Component, the Class B-1 Component, the Class B-2 Component, the Class B-3 Component, the Class B-4 Component, the Class B-5 Component and the Class B-6 Component, and will have an initial Notional Balance equal to $[ ], the sum of the initial Component Balances of the Class A-1B, Class A-1C, Class A-1D, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Components. Each of the Class A-1A Component, Class A-1B Component, Class A-1C Component, Class A-1D Component, Class A-2 Component, Class A-3 Component, Class A-4 Component, Class A-5 Component, Class B-1 Component, Class B-2 Component, Class B-3 Component, Class B-4 Component, Class B-5 Component and Class B-6 Component is sometimes referred to herein as a "component".


     The initial Certificate Balance of each of the Class R, Class LR, Class V-1 and Class V-2 Certificates will be zero. Additionally, the Class R, Class LR, Class V-1 and Class V-2 Certificates will not have a Notional Balance.

     The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund; provided, however, that in the event that amounts previously allocated to a Class of Certificates in reduction of the Certificate Balance thereof are recovered subsequent to the reduction of the Certificate Balance of such Class to zero, such Class may receive distributions in respect of such recoveries in accordance with the priorities set forth under "--Distributions--Priorities" herein.


     The respective Certificate Balance of each Class of Certificates (other than the Coupon Strip Certificates, the Class V-1, Class V-2, Class R and Class LR Certificates) will in each case be reduced by amounts actually distributed thereon that are allocable to principal and by any Realized Losses allocated to such Class of Certificates. The Notional Balance of the Class A-CS1 Certificates will at all times equal the Component Balance of the Class A-1A Component. The Notional Balance of the Class A-CS2 Certificates will at all times equal the sum of the Component Balances of the Class A-1B Component, the Class A-1C Component, the Class A-1D Component, the Class A-2 Component, the Class A-3 Component, the Class A-4 Component, the Class A-5 Component, the Class B-1 Component, the Class B-2 Component, the Class B-3 Component, the Class B-4 Component, the Class B-5 Component and the Class B-6 Component. The Component Balances of the Class A-1A Component, Class A-1B Component and Class A-1C Component will at all times equal the Certificate Balances of the Class A-1A, Class A-1B and Class A-1C Certificates, respectively. The Component Balances of the Class A-1D Component, the Class A-2 Component, the Class A-3 Component, the Class A-4 Component, the Class A-5 Component, the Class B-1 Component, the Class B-2 Component, the Class B-3 Component, the Class B-4 Component, the Class B-5 Component and the Class B-6 Component will generally equal the Certificate

Balances of the Class A-1D, Class A-2, Class A-3, Class
A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, respectively.

SUBORDINATION

     As a means of providing a certain amount of protection to the holders of the Senior Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Subordinated Certificates and the Junior Subordinated Certificates to receive distributions of interest and principal with respect to the Mortgage Loans, as applicable, will be subordinated to the corresponding rights of the holders of the Senior Certificates. The rights of the holders of the Class B-1 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates; the rights of the holders of the Class B-2 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates and Class B-1 Certificates; the rights of the holders of the Class B-3 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1 and Class B-2 Certificates; the rights of the holders of the Class B-4 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1, Class B-2 and Class B-3 Certificates; the rights of the holders of the Class B-5 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates; and the rights of the holders of the Class B-6 Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates. The rights of the Junior Subordinated Certificates to receive distributions of interest and principal will be subordinate to those of the Senior Certificates and the Subordinated Certificates. This subordination will be effected in two ways: (i) by the preferential right of the holders of a Class of Certificates to receive on any Distribution Date the amounts of interest and principal, distributable in respect of such Certificates on such date prior to any distribution being made on such Distribution Date in respect of any Classes of Certificates subordinate thereto, as described below under "--Distributions," and (ii) by the allocation of Realized Losses, first, to the Junior Subordinated Certificates, second, to the Class B-6 Certificates, third, to the Class B-5 Certificates, fourth, to the Class B-4 Certificates, fifth, to the Class B-3 Certificates, sixth, to the Class B-2 Certificates, seventh, to the Class B-1 Certificates, and finally, to the Senior Certificates in accordance with the terms of the Pooling and Servicing Agreement, as described below under "--Realized Losses." No other form of credit enhancement will be available for the benefit of the holders of the Subordinated Certificates. BECAUSE OF THE SUBORDINATION OF THE SUBORDINATED CERTIFICATES, THE YIELD OF THE SUBORDINATED CERTIFICATES WILL BE EXTREMELY SENSITIVE AND THE TIMING AND MAGNITUDE OF UNADVANCED DELINQUENCIES AND LOSSES ON THE MORTGAGE LOANS DUE TO LIQUIDATIONS.

DISTRIBUTIONS

     Method, Timing and Amount. Distributions on the Certificates will be made on the 13th day of each month or, if such 13th day is not a business day, then on the next succeeding business day, commencing in [ ] 1997 (each, a "Distribution Date"); provided, however, that in any month, the Distribution Date will be no earlier than the second business day following the 11th day of each month; provided, further, that if the 11th day of a month is not a business day, then the Distribution Date shall be the third business day following such 11th day. All distributions (other than the final distribution on any Certificate) will be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on the 10th day of the month in which the related Distribution Date occurs, or if such day is not a business day, the preceding business day (the "Record Date"); the Record Date for the Distribution Date occurring in [________] 1997 for all purposes other than the receipt of distributions is the Closing Date. Such distributions will be made (a) by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five business days prior to the related Record Date and is the registered owner of Certificates the aggregate Certificate Balance of which is at least $5,000,000, or otherwise (b) by check mailed to such Certificateholder. The final distribution on any

Subordinated Certificates will be made in like manner, but only upon presentment or surrender (for notation that the Certificate Balance thereof has been reduced to zero) of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Subordinated Certificate is equal to the initial denomination thereof as of the Closing Date divided by the initial Certificate Balance or Notional Balance, as applicable, of the related Class.

         The aggregate distribution to be made with respect to the Certificates on any Distribution Date will equal the Available Funds. The "Available Funds" for a Distribution Date will be the sum of all previously undistributed Monthly Payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including Unscheduled Payments and Net REO Proceeds, if any) received by the Servicer in the related Collection Period, plus (i) all P&I Advances (except Subordinate Class Advance Amounts) made by the Servicer, the Trustee or the Fiscal Agent, as applicable, in respect of such Distribution Date, (ii) for the Distribution Date occurring in each March, the "Withheld Amounts" as described under "--The Pooling and Servicing Agreement--Accounts--Interest Reserve Account" and required to be deposited in the Distribution Account pursuant to the Pooling and Servicing Agreement and (iii) all other amounts required to be deposited in the Collection Account by the Servicer pursuant to the Pooling and Servicing Agreement allocable to the Mortgage Loans, but excluding the following:


            (a) amounts permitted to be used to reimburse the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for previously unreimbursed Advances and interest thereon as described herein under "The Pooling and Servicing Agreement-- Advances";

            (b) the aggregate amount of the Servicing Fee (which includes the fees for both the Trustee and the Servicer) and the other Servicing Compensation (e.g., late fees, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, and similar fees) payable to the Servicer and the Special Servicing Fee and other amounts payable to the Special Servicer described under "The Pooling and Servicing Agreement--Special Servicing" herein), and reinvestment earnings on payments received with respect to the Mortgage Loans which the Servicer or Special Servicer is entitled to receive as additional servicing compensation, in each case in respect of such Distribution Date;

            (c) all amounts representing scheduled Monthly Payments due after the related Due Date;

            (d) to the extent permitted by the Pooling and Servicing Agreement, that portion of liquidation proceeds, insurance proceeds and condemnation proceeds with respect to a Mortgage Loan which represents any unpaid Servicing Compensation together with interest thereon as described herein, to which the Servicer, the Special Servicer or the Trustee is entitled;


            (e) all amounts representing certain expenses reimbursable or payable to the Servicer, the Special Servicer, the Trustee or the Fiscal Agent and other amounts permitted to be retained by the Servicer or withdrawn pursuant to the Pooling and Servicing Agreement in respect of various items, including interest thereon as provided in the Pooling and Servicing Agreement;

            (f)  Prepayment Premiums;

            (g)  Default Interest;

            (h)  Excess Interest;


            (i) with respect to the ___________________ Loan any Distribution Date relating to each Interest Accrual Period ending in each February or any January occurring in a year immediately preceding a year which is not a leap year, an amount equal to one day of interest on the Stated Principal Balance of each such Mortgage Loan as of the Due Date occurring in the month preceding the month in which such Distribution Date occurs at the related Mortgage Rate to the extent such amounts are to be deposited in the Interest Reserve Account and held for future distribution;

            (j) all amounts received with respect to each Mortgage Loan previously purchased or repurchased pursuant to the Pooling and Servicing Agreement during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; and

            (k) the amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in the Pooling and Servicing Agreement.

         The "Monthly Payment" with respect to any Mortgage Loan (other than any REO Mortgage Loan) and any Due Date is the scheduled monthly payment of principal (if any) and interest at the Net Mortgage Rate, excluding any Balloon Payment (but not excluding any constant Monthly Payment), which is payable by the related borrower on the related Due Date. The Monthly Payment with respect to an REO Mortgage Loan for any Distribution Date is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged, determined as set forth in the Pooling and Servicing Agreement.



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"Unscheduled Payments" are all net liquidation proceeds, net insurance proceeds and net condemnation proceeds payable under the Mortgage Loans, the repurchase price of any Mortgage Loan repurchased by the Mortgage Loan Seller or Bloomfield due to a breach of a representation or warranty made by them or the purchase price paid by the parties described under "The Pooling and Servicing Agreement-- Optional Termination", and any other payments under or with respect to the Mortgage Loans not scheduled to be made, including Principal Prepayments, but excluding Prepayment Premiums.


         "Net REO Proceeds" with respect to any REO Property and any related REO Mortgage Loan are all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan net of any insurance premiums, taxes, assessments and other costs and expenses permitted to be paid therefrom pursuant to the Pooling and Servicing Agreement.

         "Principal Prepayments" are payments of principal made by a borrower on a Mortgage Loan which are received in advance of the scheduled Due Date for such payments and which are not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, other than any amount paid in connection with the release of the related Mortgaged Property through defeasance.

         The "Collection Period" with respect to a Distribution Date is the period beginning on the day after the Due Date in the month preceding the month in which such Distribution Date occurs and ending on the Due Date in the month in which such Distribution Date occurs.

         "Net Default Interest" with respect to any Mortgage Loan is any Default Interest accrued on such Mortgage Loan less amounts required to pay the Servicer, the Trustee or Fiscal Agent, as applicable, interest on Advances at the Advance Rate.

         "Default Interest" with respect to any Mortgage Loan is interest accrued on such Mortgage Loan at the excess of (i) the Default Rate over (ii) the Mortgage Rate (plus the Excess Rate if required by the applicable Mortgage
Loan).

         The "Default Rate" with respect to any Mortgage Loan is the per annum rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan including a default in the payment of a Monthly Payment or a Balloon Payment.

         "Excess Interest" with respect to each of the Mortgage Loans that has a Revised Rate, interest accrued on such Mortgage Loan allocable to the Excess Rate.

         "Excess Rate" with respect to each of the Mortgage Loans that has a Revised Rate, the difference between (a) the applicable Revised Rate and (b) the applicable Mortgage Rate.

         Priorities. As used below in describing the priorities of distribution of Available Funds for each Distribution Date, the terms set forth below will have the following meanings.


         The "Interest Accrual Amount" with respect to any Distribution Date and any Class of Certificates (other than the Class A-CS2, Class V-1, Class V-2, Class R and Class LR Certificates), is equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Certificate Balance or Notional Balance, as applicable (provided, that for interest accrual purposes any distributions in reduction of Certificate Balance or reductions in Certificate Balance as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period will be deemed to have been made on the first day of such Interest Accrual Period). The "Interest Accrual Amount" with respect to any Distribution Date and the Class A-CS2 Certificates is equal to the sum of the Interest Accrual Amount of its components. The "Interest Accrual Amount" with respect to any Distribution Date and each of the Class A-1A, Class A-1B and Class A-1C Components is equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such component for such Interest Accrual Period on the Component Balance of such component (provided, that any reductions in Component Balances of the Class A-1A, Class A-1B and Class A-1C Components as a result of distributions in reduction of the Certificate Balance of the Class A-1A Certificate, Class A-1B Certificates or Class A-1C Certificates, respectively, or otherwise on the Distribution Date occurring in an Interest Accrual Period, will be deemed to have occurred on the first day of such Interest Accrual Period). The "Interest Accrual Amount" with respect to any Distribution Date and each of the Class A-1D, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Components is equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such component for such Interest Accrual Period on the Component Balance of such component (provided, that any reductions in Component Balance as a result of distributions of principal to the related Class of Certificates will be deemed to have occurred on the first day of such Interest Accrual Period).

         The "Interest Distribution Amount" with respect to any Distribution Date and any Class of Certificates (other than the Class A-CS2, Class V-1, Class V-2, Class R and Class LR Certificates) is equal to the Interest Accrual Amount thereof.

         The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs provided that the first Interest Accrual Period is assumed to consist of [ ] days. Except for the first Interest Accrual Period, each Interest Accrual Period is assumed to consist of 30 days.

         An "Interest Shortfall" with respect to any Distribution Date for any Class of Subordinated Certificates is any shortfall in the amount of interest required to be distributed on such Class on such Distribution Date.




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         The "Prepayment Interest Shortfall" with respect to any Distribution
Date is equal to the amount of any shortfall in collections of interest (adjusted to the applicable Net Mortgage Pass-Through Rate) resulting from a Principal Prepayment on such Mortgage Loan during the related Collection Period and prior to the related Due Date. Such shortfall may result because interest on a Principal Prepayment in full is paid by the related borrower only to the date of prepayment.


         The "Pass-Through Rate" for any Class of Certificates or Component is the per annum rate at which interest accrues on the Certificates of such Class or component during any Interest Accrual Period.

         The Pass-Through Rate on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is a per annum rate equal to [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, and [ ]%, respectively.

     The Pass-Through Rate on the Class A-1A, Class A-1B, Class A-1C and Class A-1D Certificates is a per annum rate equal to [__], [__], [__] and [__], respectively. The Pass-Through Rate on the A-1A Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-CS1 Certificates is a per annum rate equal to the Pass-Through Rate on the Class A-1A Component. The Pass-Through Rate on the Class A-1B Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-1C Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-1D Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-2 Component is a per annum rate equal to [ ]. The Pass-Through Rate on the Class A-3 Component is a per annum rate equal to [ ]. The Pass-Through Rate on the Class A-4 Component is a per annum rate equal to [ ]. The Pass-Through Rate on the Class A-5 Component is a per annum rate equal to [ ]. The Pass- Through Rate on the Class B-1 Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class B-2 Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class B-3 Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class B-4 Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class B-5 Component is a per annum rate equal to the Weighted Average Net Mortgage Pass- Through Rate minus [ ]. The Pass-Through Rate on the Class B-6 Component is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-CS2 Certificates is a per annum rate equal to the weighted average of the Pass-Through Rates on the Class A-1B Component, Class A-1C Component, Class A-1D Component, Class A-2 Component, Class A-3 Component, Class A-4 Component, Class A-5 Component, Class B-1 Component, Class B-2 Component, Class B-3 Component, Class B-4 Component, Class B-5 Component and Class B-6 Component, weighted on the basis of the Component Balances of such components. The Pass- Through Rate on the Class A-2 Certificates is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-3 Certificates is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-4 Certificates is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ]. The Pass-Through Rate on the Class A-5 Certificates is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus [ ].

         The Pass-Through Rate on the Class B-7 and the Class B-7H Certificates is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

         With respect to any Distribution Date, the "Weighted Average Net Mortgage Pass-Through Rate" is the fraction (expressed as a percentage) the numerator of which is the sum of the products of (i) the Net Mortgage Pass-Through Rate and (ii) the Stated Principal Balance of each Mortgage Loan and the denominator of which is the sum of the Stated Principal Balances of each Mortgage Loan as of the Due Date occurring in the month preceding the month in which such Distribution Date occurs.

         The "Net Mortgage Pass-Through Rate" with respect to any Mortgage Loan and any Distribution Date is the Mortgage Pass-Through Rate for such Mortgage Loan for the related Interest Accrual Period minus the aggregate of the applicable Servicing Fee Rate.


         The "Mortgage Pass-Through Rate" with respect to the Mortgage Loans that provide for calculations of interest based on twelve months of 30 days each, is equal to the Mortgage Rate thereof.


         The "Mortgage Pass-Through Rate" with respect to the Mortgage Loans that provide for interest based on a 360-day year and the actual number of days elapsed for any Interest Accrual Period, is equal to the Mortgage Rate thereof multiplied by a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 30.

         The "Mortgage Pass-Through Rate" with respect to the Mortgage Loan known as the ___________________ loan for (a) any Interest Accrual Period commencing in any January, February, April, June, September and November and in any December occurring in a year immediately preceding any year which is not a leap year, is the Mortgage Rate thereof, and (b) any Interest Accrual Period commencing in any March, May, July, August and October and in any December occurring in a year immediately preceding a year which is a leap year, is equal to the Mortgage Rate thereof multiplied by a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 30.

         Notwithstanding the foregoing, the Mortgage Pass-Through Rate with respect to each Mortgage Loan for the first Interest Accrual Period is the Mortgage Rate thereof.




                                                     82


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     The "Mortgage Rate" with respect to each Mortgage Loan is the annual rate, not including any Excess Rate, at which interest accrues on such Mortgage Loan (in the absence of a default), as set forth in the related Note and on Annex A. The Mortgage Rate for purposes of calculating the Weighted Average Net
Mortgage Pass-Through Rate will be the Mortgage Rate of such Mortgage Loan without taking into account any reduction in the interest rate by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or a reduction on interest or principal due to a modification as described under "The Pooling and Servicing Agreement--Modifications".

         The "Principal Distribution Amount" for any Distribution Date will be equal to the sum of:


                  (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) which become due (if received or advanced, including by virtue of a Subordinate Class Advance Amount) on the Mortgage Loans on the related Due Date;

                  (ii) the principal component of all Assumed Scheduled Payments or Minimum Defaulted Monthly Payments, as applicable, deemed to become due (if received or advanced, including, by virtue of a Subordinate Class Advance Amount on the related Due Date with respect to any Mortgage Loan that is delinquent in respect of its Balloon Payment;

                  (iii) the Stated Principal Balance of each Mortgage Loan that was, during the related Collection Period, repurchased from the Trust Fund in connection with the breach of a representation or warranty or purchased from the Trust Fund as described herein under "The Pooling and Servicing Agreement--Optional Termination";

                  (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection Period;

                  (v) all Balloon Payments and, to the extent not included in the preceding clauses, any other principal payment on any Mortgage Loan received on or after the Maturity Date thereof, to the extent received during the related Collection Period;

                  (vi) to the extent not included in the preceding clauses (iii) or (iv), all other Principal Prepayments received in the related Collection Period; and

                  (vii) to the extent not included in the preceding clauses, any other full or partial recoveries in respect of principal, including Insurance Proceeds, Liquidation Proceeds and Net REO Proceeds.

         Amounts received on any Mortgage Loan that represent recoveries of any Subordinate Class Advance Amount will not be included in the calculation of "Principal Distribution Amount."

         The "Assumed Scheduled Payment" with respect to any Mortgage Loan that is delinquent in respect of its Balloon Payment (including any REO Mortgage Loan as to which the Balloon Payment would have been past due) is an amount equal to the sum of (a) the principal portion of the Monthly Payment that would have been due on such Mortgage Loan on the related Due Date based on the constant payment required by the related Note or the original amortization schedule thereof (as calculated with interest at the related Mortgage Rate), if applicable, assuming such Balloon Payment has not become due after giving effect to any modification, and (b) interest at the applicable Net Mortgage Pass-Through Rate.


         An "REO Mortgage Loan" is any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.


         On each Distribution Date, the Available Funds for such Distribution Date will be distributed in the following amounts and order of priority:

         (i) First, to all Classes of Senior Certificates in an aggregate amount equal to the sum of (a) the aggregate of the Interest Distribution Amounts of all such Classes; (b) the aggregate of all Unpaid Interest Shortfalls previously allocated to any Class of Senior Certificates; (c) the Principal Distribution Amount (which amount will be allocated to one or more Classes of Senior Certificates until the Certificate Balances of all Classes thereof have been reduced to zero); and (d) the amount of any unreimbursed Realized Losses previously allocated to any Class of Senior Certificates;

         (ii) Second, to the Class B-1 Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

         (iii) Third, to the Class B-1 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Interest Shortfalls previously allocated to such Class;

         (iv) Fourth, to the Class B-1 Certificates, in reduction of the Certificate Balance thereof, an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed to the Senior Certificates, until the Certificate Balance of such Class is reduced to zero;



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(v) Fifth, to the Class B-1 Certificates, for the unreimbursed amounts of
Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

         (vi) Sixth, to the Class B-2 Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

         (vii) Seventh, to the Class B-2 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Interest Shortfalls previously allocated to such Class;

         (viii) Eighth, to the Class B-2 Certificates, in reduction of the Certificate Balance thereof, an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to prior clauses, until the Certificate Balance of such Class is reduced to zero;

         (ix) Ninth, to the Class B-2 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

         (x) Tenth, to the Class B-3 Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

         (xi) Eleventh, to the Class B-3 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Interest Shortfalls previously allocated to such Class;

         (xii) Twelfth, to the Class B-3 Certificates, in reduction of the Certificate Balance thereof, an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance of such Class is reduced to zero;

         (xiii) Thirteenth, to the Class B-3 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

         (xiv) Fourteenth, to the Class B-4 Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

         (xv) Fifteenth, to the Class B-4 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Interest Shortfalls previously allocated to such Class;

         (xvi) Sixteenth, to the Class B-4 Certificates, in reduction of the Certificate Balance thereof, an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance of such Class is reduced to zero;

         (xvii) Seventeenth, to the Class B-4 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

         (xviii) Eighteenth, to the Class B-5 Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

         (xix) Nineteenth, to the Class B-5 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Interest Shortfalls previously allocated to such Class;

         (xx) Twentieth, to the Class B-5 Certificates, in reduction of the Certificate Balance thereof, an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance of such Class is reduced to zero;

         (xxi Twenty-first, to the Class B-5 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

         (xxii) Twenty-second, to the Class B-6 Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;



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





(xxiii) Twenty-third, to the Class B-6 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Interest Shortfalls previously allocated to such Class;

         (xxiv) Twenty-fourth, to the Class B-6 Certificates, in reduction of the Certificate Balance thereof, an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance of such Class is reduced to zero;

         (xxv) Twenty-fifth, to the Class B-6 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less amounts of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

         (xxvi) Twenty-sixth, to the Junior Subordinated Certificates, in accordance with the priorities set forth in the Pooling and Servicing Agreement; and

         (xxvii) Twenty-seventh, to the Class R and Class LR Certificates, in accordance with the priorities set forth in the Pooling and Servicing Agreement.

         Prepayment Premiums. On each Distribution Date, Prepayment Premiums with respect to any Unscheduled Payments (including voluntary and involuntary prepayments) received in the related Collection Period shall be distributed to the holders of the Senior Certificates outstanding on such Distribution Date, but will not be applied to reduce the outstanding Certificate Balance of any such Class. Prepayment Premiums will not be distributed to holders of the Subordinated Certificates.

         Default Interest and Excess Interest. On each Distribution Date, Net Default Interest and Excess Interest received in the related Collection Period with respect to a default on a Mortgage Loan will be distributed solely to the Class V-1 and Class V-2 Certificates, respectively, to the extent set forth in the Pooling and Servicing Agreement, and will not be available for distribution to holders of the Subordinated Certificates. The Class V-1 and Class V-2 Certificates are not entitled to any other distributions of interest, principal or Prepayment Premiums.

REALIZED LOSSES

         The Certificate Balance of the Certificates will be reduced without distribution on any Distribution Date as a write-off to the extent of any Realized Loss allocated to the applicable Class of Certificates on the related Distribution Date. As referred to herein, the "Realized Loss" with respect to any Distribution Date shall mean the amount, if any, by which the aggregate Certificate Balance of the Certificates after giving effect to distributions made on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month in which such Distribution Date occurs. Except as described in the next sentence, any Realized Losses will be applied to the Classes of Certificates in the following order, until the Certificate Balance of each is reduced to zero: first, to the Junior Subordinated Certificates, second, to the Class B-6 Certificates, third, to the Class B-5 Certificates, fourth, to the Class B-4 Certificates, fifth, to the Class B-3 Certificates, sixth, to the Class B-2 Certificates, seventh, to the Class B-1 Certificates and finally, to certain Classes of the Senior Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement. Any amounts recovered in respect of any amounts previously written-off as Realized Losses will be distributed to the Classes of Certificates in reverse order of allocation of Realized Losses thereto. Shortfalls in Available Funds resulting from Servicing Compensation other than the Servicing Fee, interest on Advances (to the extent not covered by Default Interest), Prepayment Interest Shortfalls in excess of the Servicing Fee together with investment income on the related Principal Prepayment for the period such amount is held in the Collection Account during the related Interest Accrual Period, extraordinary expenses of the Trust Fund (other than indemnification expenses), a reduction on the interest rate of a Mortgage Loan by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers, a reduction in interest rate or a forgiveness of principal of a Mortgage Loan as described under "The Pooling and Servicing Agreement--Modifications" or otherwise will be allocated in the same manner as Realized Losses. Shortfalls in Available Funds resulting from indemnification expenses of the Trust Fund required to be paid pursuant to the Pooling and Servicing Agreement will be allocated to, and be deemed distributed to, each Class of Certificates, pro rata, based upon amounts distributable to each such Class and will be allocated, first, in respect of interest and, second, in respect of principal. See "Description of the Subordinated Certificates--Distributions--Priorities" herein.


         The "Stated Principal Balance" of any Mortgage Loan at any date of determination will equal (a) the principal balance as of the Cutoff Date of such Mortgage Loan, minus (b) the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date up to such date of determination, if received from the borrower or advanced by the Servicer, Trustee or Fiscal Agent (including any Subordinate Class Advance Amount), (ii) all voluntary and involuntary principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, to the extent distributed to holders of the Certificates before such date of determination and (iii) any principal forgiven by the Special Servicer or Interest Shortfalls resulting from reductions or deferrals of interest, each as described herein under "The Pooling and Servicing Agreement--Modifications." The Stated Principal Balance of a Mortgage Loan with respect to which title to the related Mortgaged Property has been acquired is equal to the principal balance thereof outstanding on the date on which such title is acquired less any Net REO Proceeds allocated to principal on such Mortgage Loan. The Stated Principal Balance of a Specially Serviced Mortgage Loan with respect to which the Servicer or Special Servicer has determined that it has received all payments and recoveries which the Servicer or the Special Servicer, as applicable, expects to be finally recoverable on such Mortgage Loan is zero.



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





PREPAYMENT INTEREST SHORTFALLS

         The Servicer will deposit from its own funds any Prepayment Interest Shortfalls into the Collection Account on the Servicer Remittance Date to the extent such Prepayment Interest Shortfalls do not exceed the aggregate of the Servicing Fee due the Servicer and the investment income accruing on the related Principal Prepayment for the related Due Period. Any Prepayment Interest Shortfall in excess of the Servicing Compensation due to the Servicer for such period will be allocated as Realized Losses as provided above under "--Realized Losses." Any interest that accrues on a prepayment of a Mortgage Loan after the Due Date and before the following Servicer Remittance Date will be paid to the Servicer.

APPRAISAL REDUCTIONS

         On the earliest of (i) the third anniversary of the date on which an extension of the maturity date of a Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of Monthly Payments on the Mortgage Loan,
(ii) 90 days after an uncured delinquency occurs in respect of a Mortgage Loan, (iii) immediately after the date on which a reduction in the amount of Monthly Payments on a Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) immediately after a receiver has been appointed, (v) immediately after a borrower declares bankruptcy, (vi) immediately after a Mortgage Loan becomes an REO Mortgage Loan, (vii) immediately after the occurrence of an event, which in the Servicer's judgment, would materially and adversely affect or impair the security of a Mortgage Loan and (viii) upon a default in the payment of a Balloon Payment (any of (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii), an "Appraisal Reduction Event"), an Appraisal Reduction Amount will be calculated. The "Appraisal Reduction Amount" for any Distribution Date and for any Mortgage Loan as to which any Appraisal Reduction Event has occurred will be an amount equal to the excess of (a) the outstanding Stated Principal Balance of such Mortgage Loan over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by independent MAI appraisals (the costs of which shall be paid by the Servicer as an Advance) over (ii) the sum of (A) to the extent not previously advanced by the Servicer, the Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes, ground rents and assessments and insurance premiums and all other amounts due and unpaid under the Mortgage Loan (which tax, premiums and other amounts have not been the subject of an Advance by the Servicer). If no independent MAI appraisal has been obtained within twelve months prior to the first Distribution Date on or after an Appraisal Reduction Event has occurred, the Servicer will be required to estimate the value of the related Mortgaged Properties (the "Servicer's Appraisal Estimate") and such estimate will be used for purposes of the Appraisal Reduction Amount. Within 30 days after the Appraisal Reduction Event, the Servicer will be required to obtain an independent MAI appraisal. On the first Distribution Date occurring on or after the delivery of such independent MAI appraisal, the Servicer will be required to adjust the Appraisal Reduction Amount to take into account such appraisal (regardless of whether the independent MAI Appraisal is higher or lower than the Servicer's Appraisal Estimate). Appraisal Reduction Amounts will be recalculated annually based on Updated Appraisals.

DELIVERY, FORM AND DENOMINATION

         The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be issued, maintained and transferred in book-entry form only, in denominations of
[$_________],[$_________],[$_________],[$_________],[$_________] and
[$_________] initial Certificate Balances, respectively and in multiples of $[__] in excess thereof. All references herein to Subordinated Certificates and Definitive Certificates are deemed to include Subordinated Certificates and Definitive Certificates comprising global and definitive Subordinated Units.

         The Subordinated Certificates will initially be represented by one or more global Certificates for each such Class registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No holder of a Subordinated Certificate will be entitled to receive a certificate issued in fully registered, certificated form (each, a "Definitive Certificate") representing its interest in such Class, except under the limited circumstances described under "--Definitive Certificates." Unless and until Definitive Certificates are issued, all references to actions by holders of the Subordinated Certificates will refer to actions taken by DTC upon instructions received from holders of Subordinated Certificates through its participating organizations (together with CEDEL and Euroclear participating organizations, the "Participants", and all references herein to payments, notices, reports, statements and other information to holders of Subordinated Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Subordinated Certificates, for distribution to holders of Subordinated Certificates through its Participants in accordance with DTC procedures; provided, however, that to the extent that the party responsible for distributing any report, statement or other information has been provided with the name of the beneficial owner of a Certificate (or the prospective transferee of such beneficial owner), such report, statement or other information will be provided to such beneficial owner (or prospective transferee).

         Until Definitive Certificates are issued in respect of the Subordinated Certificates, interests in the Subordinated Certificates will be transferred on the book-entry records of DTC and its Participants. The Trustee will initially serve as certificate registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Subordinated Certificates.

         A "Certificateholder" under the Pooling and Servicing Agreement will be the person in whose name a Certificate is registered in the certificate register maintained pursuant to the Pooling and Servicing Agreement, except that solely for the purpose of giving any consent or taking any action pursuant to the Pooling and Servicing Agreement, any Certificate registered in the name of the Depositor, the Servicer, the Special Servicer, the Trustee, a manager of a Mortgaged Property, a Mortgagor or any person affiliated with the Depositor, the Servicer, the Special Servicer, the Trustee, such manager or a Mortgagor will be deemed not to be outstanding and the Voting Rights to which it is entitled will not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent or take any such action has been obtained; provided, however, that for purposes of obtaining the consent of Certificateholders to an amendment to the Pooling and Servicing Agreement, any Certificates beneficially owned by the Servicer or Special Servicer or an affiliate will be deemed to be outstanding, provided that such amendment does not relate to compensation of the Servicer or Special Servicer or otherwise benefit the Servicer or the Special Servicer in any material respect; and, provided, further, that for purposes of obtaining the consent of Certificateholders to any action proposed to be taken by the Special Servicer with respect to a Specially Serviced Mortgage Loan, any Certificates beneficially owned by the Servicer or an affiliate will be deemed to be outstanding, provided that, the Special Servicer is not the Servicer. Notwithstanding the foregoing, solely for purposes of providing or distributing any reports, statements or other information pursuant to the Pooling and Servicing Agreement, a Certificateholder will include any beneficial owner (or prospective transferee of a beneficial owner) to the extent that the party required or permitted to provide or distribute such report, statement or other information has been provided with the name of such beneficial owner (or prospective transferee). The Percentage Interest of any Class of Subordinated Certificate will be equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate initial Certificate Balance of such Class of Certificates. See "--Book-Entry Registration" and "--Definitive Certificates" herein.

BOOK-ENTRY REGISTRATION

         Holders of Subordinated Certificates may hold their Certificates through DTC (in the United States) or CEDEL or Euroclear (in Europe) if they are Participants of such system, or indirectly through organizations that are participants in such systems. CEDEL and Euroclear will hold omnibus positions on behalf of the CEDEL Participants and the Euroclear Participants, respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").


         Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.


         Because of time-zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For additional information regarding clearance and settlement procedures for the Subordinated Certificates and for information with respect to tax documentation procedures relating to the Subordinated Certificates, see Annex B hereto.

         The holders of Subordinated Certificates that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Subordinated Certificates may do so only through Participants and Indirect Participants. In addition, holders of Subordinated Certificates will receive all distributions of principal and interest from the Trustee through the Participants who in turn will receive them from DTC. Similarly, reports distributed to Certificateholders pursuant to the Pooling and Servicing Agreement and requests for the consent of Certificateholders will be delivered to beneficial owners only through DTC, Euroclear, CEDEL and their respective participants. Under a book-entry format, holders of Subordinated Certificates may experience some delay in their receipt of payments, reports and notices, since such payments, reports and notices will be forwarded by the Trustee to Cede & Co., as nominee for DTC. DTC will forward such payments, reports and notices to its Participants, which thereafter will forward them to Indirect Participants, CEDEL, Euroclear or holders of Subordinated Certificates, as applicable.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Subordinated Certificates among Participants on whose behalf it acts with respect to the Subordinated Certificates and to receive and transmit distributions of principal of, and interest on, the Subordinated Certificates. Participants and Indirect Participants with which the holders of Subordinated Certificates have accounts with respect to the Subordinated Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective holders of Subordinated Certificates. Accordingly, although the holders of Subordinated Certificates will not possess the Subordinated Certificates, the Rules provide a mechanism by which Participants will receive payments on Subordinated Certificates and will be able to transfer their interest.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a holder of Subordinated Certificates to pledge such Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         DTC has advised the Depositor that it will take any action permitted to be taken by a holder of a Subordinated Certificate under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the Subordinated Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

         Except as required by law, neither the Depositor, the Servicer, the Fiscal Agent nor the Trustee will have any liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the Subordinated Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Underwriters. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of the Euroclear system ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear system on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriters. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.


         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

         The information herein concerning DTC, CEDEL and Euroclear and their book-entry systems has been obtained from sources believed to be reliable, but the Depositor takes no responsibility for the accuracy or completeness thereof.

DEFINITIVE CERTIFICATES


         Subordinated Certificates issued in fully registered, certificated form ("Definitive Certificates" will be delivered to Certificate Owners (or their nominees) only if (i) DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Book- Entry Certificates, and the Trustee is unable to locate a qualified successor, (ii) the Depositor or the Trustee, at its sole option, elects to terminate the book-entry system through DTC with respect to some or all of any Class or Classes of Certificates, or (iii) after the occurrence of an Event of Default under the Pooling and Servicing Agreement, Certificate Owners representing a majority in principal amount of the Book-Entry

Certificates then outstanding advise DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of Certificate Owners.

         Upon the occurrence of any of the events described in clauses (i) through (iii) in the immediately preceding paragraph, the Trustee is required to notify all affected Certificateholders (through DTC and related DTC Participants) of the availability through DTC of Definitive Certificates. Upon delivery of Definitive Certificates, the Trustee, Certificate Registrar, and Servicer will recognize the holders of such Definitive Certificates as holders under the Pooling and Servicing Agreement ("Holders"). Distributions of principal and interest on the Definitive Certificates will be made by the Trustee directly to Holders of Definitive Certificates in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement.

         Upon the occurrence of any of the events described in clauses (i) through (iii) of the second preceding paragraph, requests for transfer of Definitive Certificates will be required to be submitted directly to the Certificate Registrar in a form acceptable to the Certificate Registrar (such as the forms which will appear on the back of the certificate representing a Definitive Certificate), signed by the Holder or such Holder's legal representative and accompanied by the Definitive Certificate or Certificates for which transfer is being requested. The Trustee will be appointed as the initial Certificate Registrar.

TRANSFER RESTRICTIONS

         In the event that holders of the Subordinated Certificates become entitled to receive Definitive Certificates under the circumstances described under "--Definitive Certificates", each prospective transferee of a Subordinated Certificate that is a Definitive Certificate will be required to
(a) deliver to the Depositor, the Certificate Registrar and the Trustee a representation letter substantially in the form set forth as an exhibit to the Pooling and Servicing Agreement stating that such transferee is not a Plan or a person acting on behalf of or investing the assets of a Plan, other than an insurance company investing the assets of its general account under circumstances whereby the purchase and subsequent holding of the Subordinated Certificate would be exempt from the prohibited transaction restrictions of ERISA and the Code under Sections I and III of PTE 95-60, or (b) provide an opinion of counsel and such other documentation as described under "ERISA Considerations" herein. The purchaser or transferee of any interest in a Subordinated Certificate that is not a Definitive Certificate shall be deemed to represent that it is not a person described in clause (a) above.

         The Subordinated Certificates will contain a legend describing such restrictions on transfer and the Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void.

                      PREPAYMENT AND YIELD CONSIDERATIONS

MORTGAGOR DEFAULTS


         Effect on Subordinated Certificates. The aggregate amount of distributions on the Subordinated Certificates offered hereby, the yield to maturity of such Subordinated Certificates, the rate of principal payments on such Subordinated Certificates and the weighted average life of such Subordinated Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a Subordinated Certificate of any Class calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Subordinated Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

         The yield to investors in the Subordinated Certificates will be very sensitive to the timing and magnitude of losses on the Mortgage Loans due to liquidations following a default, and will also be very sensitive to delinquencies in payment. MOREOVER, BECAUSE THE SUBORDINATE CERTIFICATES AND THE JUNIOR SUBORDINATE CERTIFICATES ARE SUBORDINATED TO THE SENIOR CERTIFICATES, REALIZED LOSSES WILL BE ALLOCATED, FIRST, TO THE CLASS B-7 AND CLASS B-7H CERTIFICATES, PRO RATA, UNTIL THEIR CERTIFICATE BALANCES ARE REDUCED TO ZERO, SECOND, TO THE CLASS B-6 CERTIFICATES, UNTIL THEIR CERTIFICATE BALANCE IS REDUCED TO ZERO, THIRD, TO THE CLASS B-5 CERTIFICATES, UNTIL THEIR CERTIFICATE BALANCE IS REDUCED TO ZERO, FOURTH, TO THE CLASS B-4 CERTIFICATES, UNTIL THEIR CERTIFICATE BALANCE IS REDUCED TO ZERO, FIFTH, TO THE CLASS B-3 CERTIFICATES, UNTIL THEIR CERTIFICATE BALANCE IS REDUCED TO ZERO, SIXTH, TO THE CLASS B-2 CERTIFICATES, UNTIL THEIR CERTIFICATE BALANCE IS REDUCED TO ZERO, SEVENTH, TO THE CLASS B-1 CERTIFICATES, UNTIL THEIR CERTIFICATE BALANCE IS REDUCED TO ZERO, AND EIGHTH, TO THE SENIOR CERTIFICATES IN THE ORDER SET FORTH IN THE POOLING AND SERVICING AGREEMENT. AS A RESULT, LOSSES ON THE MORTGAGE LOANS COULD RESULT IN A SIGNIFICANT LOSS, OR IN SOME CASES A COMPLETE LOSS, OF AN INVESTOR'S INVESTMENT IN THE SUBORDINATE CERTIFICATES. CONSEQUENTLY, PROSPECTIVE INVESTORS SHOULD PERFORM THEIR OWN ANALYSIS OF THE EXPECTED TIMING AND SEVERITY OF REALIZED LOSSES PRIOR TO INVESTING IN THE SUBORDINATE CERTIFICATES.

As and to the extent described herein, the Servicer and Special Servicer, as applicable, will be entitled to receive (a) interest on unreimbursed Advances and unreimbursed servicing expenses that (i) are recovered out of amounts received on the Mortgage Loan as to which such Advances were made or such servicing expenses were incurred, which amounts are in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan out of the Trust Fund or
(ii) are determined to be nonrecoverable Advances and (b) special servicing compensation for Specially Serviced Loans and REO Mortgage Loans. The Servicer's right to receive such payments of interest or additional compensation are prior to the rights of Certificateholders to receive distributions on the Certificates and, consequently, may result in losses being allocated to the Subordinated Certificates that would not otherwise have resulted absent the accrual of such interest or such additional compensation.

         Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Subordinated Certificate, to the extent that Advances or another Class of Certificates does not fully offset the effects of any such delinquency or default. INVESTORS IN THE SUBORDINATED CERTIFICATES SHOULD CONSIDER THE RISK THAT LOSSES ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS. NO REPRESENTATION IS MADE AS TO THE FREQUENCY OF DELINQUENCIES, DEFAULTS AND/OR LIQUIDATIONS THAT MAY OCCUR WITH RESPECT TO THE MORTGAGE LOANS, OR THE MAGNITUDE OF ANY LOSSES THAT MAY OCCUR WITH RESPECT TO THE MORTGAGE LOANS OR THE LIKELIHOOD OR MAGNITUDE OF ANY EXTRAORDINARY EXPENSES THAT MAY BE INCURRED WITH RESPECT TO THE TRUST FUND.

                                 YIELD TABLES

         The following Yield Tables assume that: (i) there is no prepayment prior to the earlier of the Anticipated Repayment date or the Maturity Date (the Mortgage Loans generally provide that prepayments are prohibited until the Maturity Date or Anticipated Repayment Date (or in the case of certain Mortgage loans, three or six months prior to the Anticipated Repayment Date or Maturity Date), and prior to such dates a Mortgaged Property can be released only upon defeasance through the substitution of U.S. Treasury obligations),
(ii) all ARD Loans are repaid on their Anticipated Repayment Date, (iii) no defaults occur during the first [2] years with respect to any Mortgage Loans,
(iv) defaults are calculated in monthly amounts equal to the annualized percentages specified of the then outstanding unpaid principal balance of the Mortgage Pool, giving effect to (a) scheduled principal payments, including balloon payments, previously received and (b) elimination of the cumulative principal balance assumed to have previously defaulted, (v) losses on defaulted Mortgage Loans are recognized and applied to the Certificates immediately, (vi) the assumed loss percentages are the net loss (including lost interest, (if any), loss of principal and reimbursement of certain expenses) and (vii) yields are calculated as monthly discount rates equating the loss-adjusted stream of cash flows in each scenario to the assumed Certificate purchase prices and converting such monthly discount rates to corporate bond equivalent yields.

         The information provided below is subject to the following qualifications and, therefore, actual yields on the Subordinated Certificates and the performance of the Mortgage Pool as a whole may vary based on the performance of the Mortgage Loans: (i) defaults and losses will occur based on individual Mortgage Loans, not as fixed percentages of the Mortgage Pool balance; (ii) certain individual loans and groups of loans with related borrowers exceed the maximum percentage of the Mortgage Pool assumed to default in any year; (iii) defaults and loss levels will depend upon the specific property type and geographical and borrower concentrations in the Mortgage Pool and may not relate to the historical experience of the Mortgage Loan Seller or other industry participants with other mortgage loans; (iv) failure of ARD Loans to prepay in full on the Anticipated Repayment Date may increase the average life and duration of the Certificates, lowering yields to maturity on any Certificates purchased at a discount and lengthening the period of time during which such Certificates are exposed to potential losses; and (v) delays between the timing of Mortgage Loan defaults and recognition of losses on the related Mortgage Loans may result in the incurrence of additional expenses (including reimbursement of Servicer Advances together with interest thereon, servicing and special servicing fees and servicing and loan workout expenses) which, like interest and principal of the Senior Certificates, must be paid prior to payments of principal on the Subordinated Certificates. While the indicated loss percentages employed in these tables are assumed to include such additional expenses, protracted delays in the Mortgage Loan workout process could increase such additional expenses considerably. Many of the additional expenses represent fees or reimbursement of expenses to the Special Servicer, who may be an affiliate of the holder of the Junior Subordinated Certificates. See "Risk Factors and Special Considerations--Servicer or Special Servicer May Purchase Certificates; Conflict of Interest".

            WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                          DATE, YIELD AND DURATION OF
                               ALL CERTIFICATES
                  AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO           1           2          3          4          5


ANNUAL DEFAULT PERCENTAGE:


     Years ___-___


     Years ___-___


     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:


     Aggregate ($mm)


     As a percentage of Initial Pool Balance


     Applied to Certificates ($mm)


     As a percentage of Certificates




Weighted average life (years)

First principal payment date

Last principal payment date

Price (%).............................................   Yield to maturity (%)
                                                         Duration

Price (%).............................................   Yield to maturity (%)
                                                         Duration

Price (%).............................................   Yield to maturity (%)
                                                         Duration

Price (%).............................................   Yield to maturity (%)
                                                         Duration

Price (%).............................................   Yield to maturity (%)
                                                         Duration

           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                               ALL CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS

SCENARIO            1       2       3      4       5

ANNUAL DEFAULT PERCENTAGE:


     Years ___-___


     Years ___-___


     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:


     Aggregate ($mm)


     As a percentage of Initial Pool Balance


     Applied to Certificates ($mm)


     As a percentage of Certificates



Weighted average life (years)

First principal payment date

Last principal payment date

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

    WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENTDATE, YIELD AND
                         DURATION OF ALL CERTIFICATES
                  AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO            1       2       3      4       5

ANNUAL DEFAULT PERCENTAGE:


     Years ___-___


     Years ___-___


     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:


     Aggregate ($mm)


     As a percentage of Initial Pool Balance


     Applied to Certificates ($mm)


     As a percentage of Certificates



Weighted average life (years)

First principal payment date

Last principal payment date

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

Price (%).............................................      Yield to maturity (%)
                                                            Duration

           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-1 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS

SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:


     Years ___-___


     Years ___-___


     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:


     Aggregate ($mm)


     As a percentage of Initial Pool Balance


     Applied to Class B-1 Certificates ($mm)


     As a percentage of Class B-1 Certificates


           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-1 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-1 Certificates ($mm)




     As a percentage of Class B-1 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-1 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-1 Certificates ($mm)




     As a percentage of Class B-1 Certificates


           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-2 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5


ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-2 Certificates ($mm)




     As a percentage of Class B-2 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-2 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5


ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-2 Certificates ($mm)




     As a percentage of Class B-2 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-2 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-2 Certificates ($mm)




     As a percentage of Class B-2 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-3 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-3 Certificates ($mm)




     As a percentage of Class B-3 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-3 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-3 Certificates ($mm)




     As a percentage of Class B-3 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-3 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-3 Certificates ($mm)




     As a percentage of Class B-3 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-4 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-4 Certificates ($mm)




     As a percentage of Class B-4 Certificates


           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-4 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-4 Certificates ($mm)




     As a percentage of Class B-4 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-4 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5


ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-4 Certificates ($mm)




     As a percentage of Class B-4 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-5 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-5 Certificates ($mm)




     As a percentage of Class B-5 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-5 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-5 Certificates ($mm)




     As a percentage of Class B-5 Certificates


           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-5 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-5 Certificates ($mm)




     As a percentage of Class B-5 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-6 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5

ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-6 Certificates ($mm)




     As a percentage of Class B-6 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-6 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS



SCENARIO         1           2           3            4           5


ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-6 Certificates ($mm)




     As a percentage of Class B-6 Certificates



           WEIGHTED AVERAGE LIFE, FIRST AND LAST PRINCIPAL PAYMENT
                         DATE, YIELD AND DURATION OF
                            CLASS B-6 CERTIFICATES
                 AT VARIOUS ASSUMED PRICES AND MORTGAGE LOAN
        DEFAULT RATES ASSUMING [ ]% LOSSES ON DEFAULTED MORTGAGE LOANS


SCENARIO         1           2           3            4           5


ANNUAL DEFAULT PERCENTAGE:




     Years ___-___




     Years ___-___




     Years ___-___




CUMULATIVE LOSSES REALIZED
YEARS 1-__:




     Aggregate ($mm)




     As a percentage of Initial Pool Balance




     Applied to Class B-6 Certificates ($mm)




     As a percentage of Class B-6 Certificates




YIELD

         The yield to maturity on the Subordinated Certificates will depend upon the price paid by the Certificateholder, the rate and timing of the distributions in reduction of Certificate Balance of such Certificates and the rate, timing and severity of Realized Losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Certificate Balance of such Certificates, as well as prevailing interest rates at the time of payment or loss realization.

         The rate of distributions in reduction of the Certificate Balance of either Class of Subordinated Certificates, the aggregate amount of distributions on either Class of Subordinated Certificates and the yield to maturity of either Class of Subordinated Certificates will be directly related to the rate of payments of principal (both scheduled and unscheduled) on the Mortgage Loans and the amount and timing of borrower defaults. In addition, such distributions in reduction of Certificate Balance may result from repurchases by the Mortgage Loan Seller due to breaches of representations and warranties with respect to the Mortgage Loans as described herein under "The Pooling and Servicing Agreement--Representations and Warranties; Repurchase," purchases of the Mortgage Loans in the manner described under "The Pooling and Servicing Agreement--Optional Termination" or purchases of ARD Loans by Class LR Certificateholders as described under "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans."

         BECAUSE SUBSTANTIALLY ALL PRINCIPAL RECEIVED ON THE MORTGAGE LOANS IS FIRST ALLOCATED TO THE SENIOR CERTIFICATES UNTIL THEIR RESPECTIVE CERTIFICATE BALANCES ARE REDUCED TO ZERO, BEFORE PRINCIPAL IS ALLOCATED TO THE SUBORDINATED CERTIFICATES, THE SUBORDINATED CERTIFICATES MAY NOT RECEIVE ANY PRINCIPAL FOR A SUBSTANTIAL PERIOD OF TIME.

         The Certificate Balance of either Class of Subordinated Certificates may be reduced without distributions thereon as a result of the allocation of Realized Losses to such Class, reducing the maximum amount distributable to such Class in respect of Certificate Balance, as well as the amount of interest that would have accrued thereon in the absence of such reduction. In general, a Realized Loss occurs when the aggregate principal balance of a Mortgage Loan is reduced without an equal distribution to Certificateholders in reduction of the Certificate Balances of the Certificates. Realized Losses are likely to occur only in connection with a default on a Mortgage Loan and the liquidation of the related Mortgaged Properties or a reduction in the principal balance of a Mortgage Loan by a bankruptcy court.


         Because the ability of a borrower to make a Balloon Payment will depend upon its ability either to refinance the Mortgage Loan or to sell the related Mortgaged Properties, there is a risk that a borrower may default at the maturity date. In connection with a default on the Balloon Payment, the Servicer may agree to extend the maturity date thereof as described under "The Pooling and Servicing Agreement--Realization Upon Mortgage Loans". In the case of any such default, recovery of proceeds may be delayed by and until, among other things, work-outs are negotiated, foreclosures are completed or bankruptcy proceedings are resolved. In addition, the Directing Holders may instruct to delay the commencement of any foreclosure proceedings under certain conditions described herein. Certificateholders are not entitled to receive distributions of Monthly Payments or the Balloon Payment when due except to the extent they are either covered by an Advance or actually received. Consequently, any defaulted Monthly Payment for which no such Advance is made and a defaulted Balloon Payment will tend to extend the weighted average lives of the Certificates, whether or not a permitted extension of the due date of the related Mortgage Loan has been effected.

         The rate of payments (including voluntary and involuntary prepayments) on pools of Mortgage Loans is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors, including the level of mortgage interest rates and the rate at which borrowers default on their mortgage loans.


         If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. The effect of voluntary and involuntary prepayments of the Mortgage Loans on the yield of each Class of Subordinated Certificates will be diminished by the distribution of all principal first to the Senior Certificates, until the Certificate Balances thereof have been reduced to zero, before any distributions in respect of principal are made on either Class of Subordinated Certificates.

         The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans is applied in reduction of the Certificate Balance of a Class of Subordinated Certificates, the greater the effect on such investor's yield to maturity.

         The rate of principal payments on the Mortgage Loans is affected by the existence of Lock-out Periods and Prepayment Premium provisions of the Mortgage Loans, and by the extent to which the Servicer is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums. All of the Mortgage Loans have Lock-out Periods ranging from [ ] months to [ ] months following origination. The weighted average Lock-out Period for the Mortgage Loans is approximately [ ] months. All Mortgage Loans are locked out until no earlier than three or six months preceding their Anticipated Repayment Date or maturity date, as applicable. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" herein.

         No representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of either Class of Subordinated Certificates. In addition, although Excess Cash Flow is applied to reduce the principal of the ARD Loans after their respective Anticipated Repayment Dates, there can be no assurance that any of such Mortgage Loans will be prepaid on that date or any date prior to maturity. An investor is urged to make an investment decision with respect to any Class of Subordinated Certificates based on the anticipated yield to maturity of such Class of Subordinated Certificates resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios. The extent to which any Class of Subordinated Certificates is purchased at a discount or a premium and the degree to which the timing of payments on such Class of Subordinated Certificates is sensitive to prepayments will determine the extent to which the yield to maturity of such Class of Subordinated Certificates may vary from the anticipated yield. An investor should carefully consider the associated risks, including, in the case of any Subordinated Certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Subordinated Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield.

         An investor should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Subordinated Certificates may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts distributed in reduction of the principal balance of such investor's Subordinated Certificate may be lower than the Pass-Through Rate. Conversely, slower rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Subordinated Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

         The effective yield to holders of Subordinated Certificates will be lower than the yield otherwise produced by the Pass-Through Rate and applicable purchase prices because while interest will accrue from the eleventh day of each month, the distribution of such interest will not be made until the Distribution Date occurring in such month, and principal paid on any Distribution Date will not bear interest during the period after the interest is paid and before the Distribution Date occurs. Additionally, as described under "Description of the Subordinated Certificates-- Distributions" herein, if the portion of the Available Funds distributable in respect of interest on any Class of Subordinated Certificates on any Distribution Date is less than the amount of interest required to be paid to the holders of such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of Available Funds on such Distribution Dates. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

RATED FINAL DISTRIBUTION DATE

         The "Rated Final Distribution Date," [____ 13, ___], is the Distribution Date after the latest Assumed Maturity Date of any of the Mortgage Loans. Because certain of the Mortgage Loans have maturity dates that occur earlier than the latest maturity date, and because certain of the Mortgage Loans may be prepaid prior to maturity, it is possible that the Certificate Balance of each Class of Subordinated Certificates will be reduced to zero significantly earlier than the Rated Final Distribution Date.

WEIGHTED AVERAGE LIFE OF SUBORDINATED CERTIFICATES

         Weighted average life refers to the average amount of time that will elapse from the date of determination to the date of distribution to the investor of each dollar in reduction of Certificate Balance that is distributed or allocated, respectively. The weighted average lives of the Subordinated Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, Balloon Payments, voluntary or involuntary prepayments or liquidations.

         Other Factors Affecting Weighted Average Life. The weighted average lives of the Subordinated Certificates may also be affected to the extent that additional distributions in reduction of the Certificate Balance of such Certificates occur as a result of the repurchase or purchase of Mortgage Loans from the Trust Fund as described under "The Pooling and Servicing Agreement--Representations and Warranties; Repurchase" or "--Optional Termination" herein. Such a repurchase or purchase from the Trust Fund will have the same effect on distributions to the holders of Certificates as if the related Mortgage Loans had prepaid in full, except that no Prepayment Premiums are made in respect thereof.


         A number of Mortgage Loans have Balloon Payments due at maturity, and because the ability of a mortgagor to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having Balloon Payments may default at maturity, or that the servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. Any defaulted Balloon Payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired.

         The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans and that of the Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

         Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates. A number of the Mortgage Loans may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions".


         Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then-scheduled principal balance of the pool of mortgage loans. As used in the following tables, the columns headed "0% CPR" assume that none of the Mortgage Loans is prepaid before the related Anticipated Repayment Date or maturity date, as applicable. The columns headed "10% CPR", "25% CPR", "50% CPR" and "100% CPR" assume that prepayments on the Mortgage Loans are made at those levels of CPR following the expiration of any Lock-out Period until the related Anticipated Repayment Date or maturity date, as applicable. All columns in the following table assume that all of the ARD Loans are fully prepaid on their related Anticipated Repayment Date and all of the other Mortgage Loans are paid in full on their maturity date. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate. The foregoing assumptions are referred to herein as the "Prepayment Assumptions".

         The tables of "Percentages of Initial Certificate Balance Outstanding" set forth below indicate the weighted average life of each Class of Subordinated Certificates and set forth the percentage of the initial Certificate Balance of such Subordinated Certificates that would be outstanding after each of the dates shown at the various CPRs and based on the Prepayment Assumptions. For purposes of preparing the tables, it was assumed that each of the Mortgage Loans has the following characteristics: (i) each Mortgage Loan will pay principal and interest in accordance with its terms and scheduled payments will be timely received on the 11th day of each month; (ii) the Mortgage Loan Seller does not repurchase any Mortgage Loan as described under "The Pooling and Servicing Agreement--Representations and Warranties--Repurchase"; (iii) none of the Depositor, Servicer, or the Class LR Certificateholders exercise the right to cause early termination of the Trust Fund; (iv) the Servicing Fee Rate for each Distribution Date is an amount equal to a per annum rate of [ ]% on the Stated Principal Balance of the Mortgage Loans as of the preceding Due Date; and (v) the date of determination of weighted average life is [ ]. These assumptions are collectively referred to as the "Mortgage Loan Assumptions." The Mortgage Loan Assumptions made in preparing the following tables are expected to vary from the actual performance of the Mortgage Loans. It is highly unlikely that principal of the Mortgage Loans will be repaid consistent with assumptions underlying any one of the scenarios. Investors are urged to conduct their own analysis concerning the likelihood that the Mortgage Loans may pay or prepay on any particular date.

     Based on the Mortgage Loan Assumptions, the Prepayment Assumptions and the various CPRs, the tables indicate the weighted average life of the Subordinated Certificates and set forth the percentages of the initial Certificate Balance of the Subordinated Certificates that would be outstanding after the Distribution Date in [ ] of each of the years indicated, at the indicated CPRs.

                   PERCENTAGE OF INITIAL CERTIFICATE BALANCE
              OUTSTANDING AT THE RESPECTIVE CPRS SET FORTH BELOW

                                                     CLASS B-1
                            -------------------------------------------------------
DISTRIBUTION DATE (1)       0% CPR   10% CPR    25% CPR     50% CPR      100% CPR
-----------------------------------------------------------------------------------
Initial Percentage........   100%       100%       100%       100%          100%
[            ] 13, 1997...
[            ] 13, 1998...
[            ] 13, 1999...
[            ] 13, 2000...
[            ] 13, 2001...
[            ] 13, 2002...
[            ] 13, 2003...
[            ] 13, 2004...
[            ] 13, 2005...
[            ] 13, 2006...
[            ] 13, 2007...
[            ] 13, 2008...
[            ] 13, 2009...
[            ] 13, 2010...
[            ] 13, 2011...
[            ] 13, 2012...
[            ] 13, 2013...
[            ] 13, 2014...
[            ] 13, 2015...
[            ] 13, 2016...
[            ] 13, 2017...
[            ] 13, 2018...
[            ] 13, 2019...
[            ] 13, 2020...
[            ] 13, 2021...
[            ] 13, 2022...
[            ] 13, 2023...
[            ] 13, 2024...
[            ] 13, 2025...
[            ] 13, 2026...
Weighted Average Life (years) (2)

--------------------------------
     (1) Assuming that the 13th day of each of the months indicated is the Distribution Date occurring in such month.

     (2) The weighted average life of the Class B-1 Certificates is determined by (i) multiplying the amount of each distribution in reduction of Certificate Balance of such Class by the number of years from the date of determination to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).

                   PERCENTAGE OF INITIAL CERTIFICATE BALANCE
              OUTSTANDING AT THE RESPECTIVE CPRS SET FORTH BELOW

                                                     CLASS B-2
                            -------------------------------------------------------
DISTRIBUTION DATE (1)       0% CPR   10% CPR    25% CPR     50% CPR      100% CPR
-----------------------------------------------------------------------------------
Initial Percentage........   100%       100%       100%       100%          100%
[            ] 13, 1997...
[            ] 13, 1998...
[            ] 13, 1999...
[            ] 13, 2000...
[            ] 13, 2001...
[            ] 13, 2002...
[            ] 13, 2003...
[            ] 13, 2004...
[            ] 13, 2005...
[            ] 13, 2006...
[            ] 13, 2007...
[            ] 13, 2008...
[            ] 13, 2009...
[            ] 13, 2010...
[            ] 13, 2011...
[            ] 13, 2012...
[            ] 13, 2013...
[            ] 13, 2014...
[            ] 13, 2015...
[            ] 13, 2016...
[            ] 13, 2017...
[            ] 13, 2018...
[            ] 13, 2019...
[            ] 13, 2020...
[            ] 13, 2021...
[            ] 13, 2022...
[            ] 13, 2023...
[            ] 13, 2024...
[            ] 13, 2025...
[            ] 13, 2026...
Weighted Average Life (years) (2)

--------------------------------
     (1) Assuming that the 13th day of each of the months indicated is the Distribution Date occurring in such month.

     (2) The weighted average life of the Class B-2 Certificates is determined by (i) multiplying the amount of each distribution in reduction of Certificate Balance of such Class by the number of years from the date of determination to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).

                   PERCENTAGE OF INITIAL CERTIFICATE BALANCE
              OUTSTANDING AT THE RESPECTIVE CPRS SET FORTH BELOW

                                                     CLASS B-3
                            -------------------------------------------------------
DISTRIBUTION DATE (1)       0% CPR   10% CPR    25% CPR     50% CPR      100% CPR
-----------------------------------------------------------------------------------
Initial Percentage........   100%       100%       100%       100%          100%
[            ] 13, 1997...
[            ] 13, 1998...
[            ] 13, 1999...
[            ] 13, 2000...
[            ] 13, 2001...
[            ] 13, 2002...
[            ] 13, 2003...
[            ] 13, 2004...
[            ] 13, 2005...
[            ] 13, 2006...
[            ] 13, 2007...
[            ] 13, 2008...
[            ] 13, 2009...
[            ] 13, 2010...
[            ] 13, 2011...
[            ] 13, 2012...
[            ] 13, 2013...
[            ] 13, 2014...
[            ] 13, 2015...
[            ] 13, 2016...
[            ] 13, 2017...
[            ] 13, 2018...
[            ] 13, 2019...
[            ] 13, 2020...
[            ] 13, 2021...
[            ] 13, 2022...
[            ] 13, 2023...
[            ] 13, 2024...
[            ] 13, 2025...
[            ] 13, 2026...
Weighted Average Life (years) (2)

--------------------------------

     (1) Assuming that the 13th day of each of the months indicated is the Distribution Date occurring in such month.

     (2) The weighted average life of the Class B-3 Certificates is determined by (i) multiplying the amount of each distribution in reduction of Certificate Balance of such Class by the number of years from the date of determination to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).

                   PERCENTAGE OF INITIAL CERTIFICATE BALANCE
              OUTSTANDING AT THE RESPECTIVE CPRS SET FORTH BELOW

                                                     CLASS B-4
                            -------------------------------------------------------
DISTRIBUTION DATE (1)       0% CPR   10% CPR    25% CPR     50% CPR      100% CPR
-----------------------------------------------------------------------------------
Initial Percentage........   100%       100%       100%       100%          100%
[            ] 13, 1997...
[            ] 13, 1998...
[            ] 13, 1999...
[            ] 13, 2000...
[            ] 13, 2001...
[            ] 13, 2002...
[            ] 13, 2003...
[            ] 13, 2004...
[            ] 13, 2005...
[            ] 13, 2006...
[            ] 13, 2007...
[            ] 13, 2008...
[            ] 13, 2009...
[            ] 13, 2010...
[            ] 13, 2011...
[            ] 13, 2012...
[            ] 13, 2013...
[            ] 13, 2014...
[            ] 13, 2015...
[            ] 13, 2016...
[            ] 13, 2017...
[            ] 13, 2018...
[            ] 13, 2019...
[            ] 13, 2020...
[            ] 13, 2021...
[            ] 13, 2022...
[            ] 13, 2023...
[            ] 13, 2024...
[            ] 13, 2025...
[            ] 13, 2026...
Weighted Average Life (years) (2)


--------------------------------
     (1) Assuming that the 13th day of each of the months indicated is the Distribution Date occurring in such month.

     (2) The weighted average life of the Class B-4 Certificates is determined by (i) multiplying the amount of each distribution in reduction of Certificate Balance of such Class by the number of years from the date of determination to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).

                   PERCENTAGE OF INITIAL CERTIFICATE BALANCE
              OUTSTANDING AT THE RESPECTIVE CPRS SET FORTH BELOW


                                                     CLASS B-5
                            -------------------------------------------------------
DISTRIBUTION DATE (1)       0% CPR   10% CPR    25% CPR     50% CPR      100% CPR
-----------------------------------------------------------------------------------
Initial Percentage........   100%       100%       100%       100%          100%
[            ] 13, 1997...
[            ] 13, 1998...
[            ] 13, 1999...
[            ] 13, 2000...
[            ] 13, 2001...
[            ] 13, 2002...
[            ] 13, 2003...
[            ] 13, 2004...
[            ] 13, 2005...
[            ] 13, 2006...
[            ] 13, 2007...
[            ] 13, 2008...
[            ] 13, 2009...
[            ] 13, 2010...
[            ] 13, 2011...
[            ] 13, 2012...
[            ] 13, 2013...
[            ] 13, 2014...
[            ] 13, 2015...
[            ] 13, 2016...
[            ] 13, 2017...
[            ] 13, 2018...
[            ] 13, 2019...
[            ] 13, 2020...
[            ] 13, 2021...
[            ] 13, 2022...
[            ] 13, 2023...
[            ] 13, 2024...
[            ] 13, 2025...
[            ] 13, 2026...
Weighted Average Life (years) (2)


--------------------------------
     (1) Assuming that the 13th day of each of the months indicated is the Distribution Date occurring in such month.

     (2) The weighted average life of the Class B-5 Certificates is determined by (i) multiplying the amount of each distribution in reduction of Certificate Balance of such Class by the number of years from the date of determination to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).

                                PERCENTAGE OF INITIAL CERTIFICATE BALANCE
                           OUTSTANDING AT THE RESPECTIVE CPRS SET FORTH BELOW


                                                     CLASS B-6
                            -------------------------------------------------------
DISTRIBUTION DATE (1)       0% CPR   10% CPR    25% CPR     50% CPR      100% CPR
-----------------------------------------------------------------------------------
Initial Percentage........   100%       100%       100%       100%          100%
[            ] 13, 1997...
[            ] 13, 1998...
[            ] 13, 1999...
[            ] 13, 2000...
[            ] 13, 2001...
[            ] 13, 2002...
[            ] 13, 2003...
[            ] 13, 2004...
[            ] 13, 2005...
[            ] 13, 2006...
[            ] 13, 2007...
[            ] 13, 2008...
[            ] 13, 2009...
[            ] 13, 2010...
[            ] 13, 2011...
[            ] 13, 2012...
[            ] 13, 2013...
[            ] 13, 2014...
[            ] 13, 2015...
[            ] 13, 2016...
[            ] 13, 2017...
[            ] 13, 2018...
[            ] 13, 2019...
[            ] 13, 2020...
[            ] 13, 2021...
[            ] 13, 2022...
[            ] 13, 2023...
[            ] 13, 2024...
[            ] 13, 2025...
[            ] 13, 2026...
Weighted Average Life (years) (2)


--------------------------------
     (1) Assuming that the 13th day of each of the months indicated is the Distribution Date occurring in such month.

     (2) The weighted average life of the Class B-6 Certificates is determined by (i) multiplying the amount of each distribution in reduction of Certificate Balance of such Class by the number of years from the date of determination to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).


                                 THE DEPOSITOR

         Asset Securitization Corporation, the Depositor, is a Delaware corporation organized on June 23, 1992 for the purpose of acquiring Mortgage Loans and selling interests therein or bonds secured thereby. It is a wholly owned subsidiary of Nomura Asset Capital Corporation, which is in turn a wholly owned subsidiary of Nomura Holding America Inc., a United States-based holding company, incorporated in Delaware, which is wholly owned by The Nomura Securities Co., Ltd., a Japanese corporation. The Nomura Securities Co., Ltd. is engaged in the domestic and international securities business. The Depositor maintains its principal office at Two World Financial Center--Building B, 21st Floor, New York, New York 10281-1198. Its telephone number is (212) 667-9300.

         The Depositor does not have, nor is it expected in the future to have, any significant assets.

                           THE MORTGAGE LOAN SELLER


     Nomura Asset Capital Corporation, a Delaware corporation, the parent of the Depositor and an affiliate of NSI.

     Nomura Asset Capital Corporation, the Mortgage Loan Seller, was incorporated in 1992 and has been engaged in the business of originating commercial mortgage loans since its inception. The Mortgage Loan Seller has been involved in the origination of approximately $15.7 billion in commercial mortgage loans and other commercial real estate investments from inception through ____________ 1997.


The Mortgage Loan Seller's principal offices are located at 2 World Financial Center, Building B, 21st Floor, New York, New York 10281-1198, and it maintains regional offices in Chicago and Los Angeles, employing a total of ___ professionals involved in the origination, underwriting, closing and securitization of commercial mortgage loans.

         Affiliates of the Mortgage Loan Seller have been involved in a total of 20 offerings of commercial mortgage-backed securities from 1993 through December 1996 totaling approximately $7.3 billion in initial principal amount. These offerings included nine offerings totaling approximately $6.2 billion issued since March 1994 and which are backed by mortgage loans predominantly originated directly by the Mortgage Loan Seller.

     The ___ mortgage loans originated by the Mortgage Loan Seller and included in all previous public commercial mortgage-backed securities offerings of Asset Securitization Corporation and Nomura Asset Securities Corporation have an aggregate initial principal balance of $_______. These loans have experienced the following average annual delinquency rate as of ________, 1997:

  30+ day delinquent:                                 ____%;
  60+ day delinquent:                                 ____%;
  90+ day delinquent:                                 ____%;
  In foreclosure:                                     ____%;

         The average annual delinquency rate, calculated as described above, for all ___ mortgage loans included in all previous public commercial mortgage-backed securities offerings of Asset Securitization Corporation and Nomura Asset Securities Corporation (including mortgage loans originated by the Mortgage Loan Seller and unaffiliated originators), which have an aggregate initial principal balance of $______, was the following:

   30+ day delinquent:                                 ____%;
   60+ day delinquent:                                 ____%;
   90+ day delinquent:                                 ____%;
   In foreclosure:                                     ____%;

         These mortgage loans are not necessarily representative of the Mortgage Loans included in the Mortgage Pool. There are many factors which could affect delinquency and default rates for any particular pool of mortgage loans. See "Risk Factors and Other Special Considerations" and "Industry Overview." The delinquency/default statistics presented herein do not purport to be a prediction of the future performance of the Mortgage Loans.

     The delinquency information set forth above has been taken from the servicer remittance reports prepared in connection with previous public commercial mortgage-backed securities offerings of Asset Securitization Corporation and Nomura Asset Securities Corporation and none of the Depositor, Mortgage Loan Seller, Servicer, Special Servicer, Trustee, Fiscal Agent or the Underwriters makes any representation or warranty as to the accuracy thereof.

     The Mortgage Loan Seller is a wholly-owned subsidiary of Nomura Holding America Inc., a Delaware corporation wholly-owned by The Nomura Securities Co., Ltd., a Japanese corporation.

                                 THE SERVICER

         AMI will be the Servicer and initial Special Servicer and in such capacities will be responsible for servicing the Mortgage Loans as described under "The Pooling and Servicing Agreement." AMI is a wholly owned subsidiary of AMRESCO, a publicly traded (NASDAQ) company. The principal offices of AMI are located at 235 Peachtree Street, NE, Suite 900, Atlanta, Georgia 30303. The servicing of all performing loans will be performed by the AMRESCO Services Division of AMI.

         AMI services AMRESCO's portfolio, which as of September 1, 1996 consisted of approximately 11,127 loans with an aggregate principal balance of approximately $14.9 billion, making it the largest commercial servicer according to the 1996 ranking issued by the Mortgage Banker Association of America. The portfolio is significantly diversified both geographically and by product type. AMI also provides servicing for other securitized transactions under full, primary, sub and master servicing contracts for both public and private placement transactions representing both single and multi-borrower mortgage pools, which as of [____] consisted of [____].

         The information concerning AMI set forth herein has been provided by AMRESCO, and none of the Mortgage Loan Seller, the Depositor, the Trustee, the Fiscal Agent or the Underwriters makes any representation or warranty as to the accuracy thereof.

                                  THE TRUSTEE

         LaSalle National Bank, a nationally chartered bank with its principal offices in Chicago, Illinois, will act as Trustee pursuant to the Pooling and Servicing Agreement. The Trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60603, Attention: Asset Backed Securities Trust Services, Nomura-D4.


                               THE FISCAL AGENT

         ABN AMRO Bank N.V., a banking corporation organized under the laws of The Netherlands, will act as Fiscal Agent pursuant to the Pooling and Servicing Agreement. The Fiscal Agent's office is located at 135 South LaSalle Street, Chicago, Illinois 60603. The Fiscal Agent will be deemed to have been removed in the event of the resignation or removal of the Trustee.


                      THE POOLING AND SERVICING AGREEMENT

GENERAL

         The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of [ ] 1, 1997 (the "Pooling and Servicing Agreement"), by and among the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent.


         The Depositor will provide to a prospective or actual holder of any Subordinated Certificate without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Asset Securitization Corporation, 2 World Financial Center, Building B, New York, New York 10281-1198.

ASSIGNMENT OF THE MORTGAGE LOANS

         On the Closing Date, the Depositor will sell, transfer or otherwise convey, assign or cause the assignment of the Mortgage Loans, without recourse, to the Trustee for the benefit of the holders of Certificates. On or prior to the Closing Date, the Depositor will deliver to the Trustee, with respect to each Mortgage Loan (i) the original Mortgage Note endorsed without recourse to the order of the Trustee, as trustee; (ii) the original mortgage or counterpart thereof; (iii) the assignment of the mortgage in recordable form in favor of the Trustee; (iv) if applicable, preceding assignments of mortgages; (v) to the extent not contained in the Mortgages, the original assignments of leases and rents or counterpart thereof; (vi) if applicable, the original assignments of assignments of leases and rents to the Trustee;
(vii) if applicable, preceding assignments of assignments of leases and rents;
(viii) where applicable, a certified copy of the UCC-1 Financing Statements, if any, including UCC-3 continuation statements and UCC-3 assignments; and
(ix) the original lender's title insurance policy (or marked commitments to insure). The Trustee will hold such documents in trust for the benefit of the holders of Certificates. The Depositor will promptly cause the assignment of each Mortgage Loan to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Servicer, the relevant Mortgage Loan Seller or any other prior holder of the Mortgage Loan.


         The Trustee is obligated to review such documents for each Mortgage Loan within 45 days after the later of delivery or the Cut-off Date and report any missing documents or certain types of defects therein to the Depositor. If any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall take such action as required in the Pooling and Servicing Agreement, which may include immediately notifying the Servicer and the Depositor. If the Mortgage Loan Seller, upon notification, cannot cure the omission or defect within a specified number of days after receipt of such notice, the Mortgage Loan Seller will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Mortgage Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. There can be no assurance that a Mortgage Loan Seller will fulfill this repurchase or substitution obligation. Although the Servicer is obligated to use its best efforts to enforce such obligation, neither the Servicer nor the Depositor will be obligated to repurchase or substitute for such Mortgage Loan if the Mortgage Loan Seller defaults on its obligation. This repurchase or substitution obligation may constitute the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document.

REPRESENTATIONS AND WARRANTIES; REPURCHASE

         In the Pooling and Servicing Agreement, the Depositor will assign the representations and warranties made by the Mortgage Loan Seller to the Depositor in the Mortgage Loan Purchase and Sale Agreement to the Trustee for the benefit of Certificateholders. In the Mortgage Loan Purchase and Sale Agreement, the Mortgage Loan Seller will represent and warrant, among other things, that (subject to certain exceptions specified in the Mortgage Loan Purchase and Sale Agreement), as of the Closing Date (unless otherwise specified):

            (i) immediately prior to the sale, transfer and assignment to the Depositor, each related Note and Mortgage were not subject to an assignment or pledge, and the Mortgage Loan Seller has good title to, and is the sole owner of, each Mortgage Loan;

            (ii) the Mortgage Loan Seller has full right and the authority to sell, assign and transfer such Mortgage Loan;

            (iii) the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

            (iv) each related Note, Mortgage, Assignment of Leases and Rents (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related borrower, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);


            (v) each related Assignment of Leases and Rents, if any, creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property; no person other than the related borrower owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein;

            (vi) each related assignment of Mortgage from the Mortgage Loan Seller to the Depositor, and any related Reassignment of Assignment of Leases and Rents, if any, or assignment of any other agreement executed in connection with such Mortgage Loan, from the Mortgage Loan Seller to the Depositor constitutes the legal, valid and binding assignment from the Mortgage Loan Seller to the Depositor except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditor's rights generally, or by general principles or equity (regardless of whether such enforcement is considered in a proceeding in equity or law);


            (vii) since origination, and except as set forth in the related mortgage file, such Mortgage Loan has not been waived, modified, altered, satisfied, canceled, subordinated or rescinded and, each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;


            (viii) each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, and such Mortgaged Property (subject to the matters discussed in clause (xi) below) is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as set forth in the Mortgage Loan Purchase and Sale Agreement);


            (ix) the Mortgage Loan Seller has not taken any action that would cause the representations and warranties made by each related borrower in the Mortgage Loan not to be true;

            (x) the Mortgage Loan Seller has no knowledge that the representations and warranties made by each related borrower in such Mortgage Loan are not true in any material respect;


            (xi) the lien of each related Mortgage is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, as to a valid and perfected first priority security interest in the related Mortgaged Property and the first priority lien of the Mortgage in the original principal of such Mortgage Loan (as set forth on the Mortgage Loan Schedule which is an exhibit to the Pooling and Servicing Agreement) after all advances of principal, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property; the Mortgage Loan Seller or its successors or assigns is the sole named insured of such policy; such policy is assignable to the Depositor without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement; no claims have been made under such policy and the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy; to the extent required by applicable law the insurer issuing such policy is qualified to do business in the jurisdiction in which the related Mortgaged Properties are located;


            (xii) the proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and it covenants that it will not make any future advances under the Mortgage Loan to the related borrower;

            (xiii) each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and is in good repair and there is no proceeding pending for the total or partial condemnation of such Mortgaged Property;

            (xiv) each of the related borrowers (and in the case of certain loans, each of the operators of the senior housing/healthcare facility) is in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business; all such licenses, permits and authorizations are valid and in full force and effect; and if a related Mortgaged Property is improved by a senior housing or healthcare facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" violations, in the case of skilled nursing facilities, that have not been cured);


            (xv) the Mortgage Loan Seller or Bloomfield has inspected or caused to be inspected each related Mortgaged Property within the past twelve months preceding the Cut-off Date or within one month of origination of the Mortgage Loan;


            (xvi) such Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization;

            (xvii) such Mortgage Loan is a whole loan and no other party holds a participation interest in the Mortgage Loan;

            (xviii) (A) the Mortgage Rate (exclusive of any default interest or yield maintenance charges) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan or (B) the Mortgage Loan Seller has received an opinion to such effect;


            (xix) no fraudulent acts were committed by the Mortgage Loan Seller or Bloomfield during the origination process of such Mortgage Loan;


            (xx) all taxes and governmental assessments that prior to the Closing Date became due and owing in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

            (xxi) all escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith;

            (xxii) to the extent required under applicable law, as of the Cut-off Date, the Mortgage Loan Seller was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located at all times when it held the Mortgage Loan;


            (xxiii) each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Mortgage Loans, in an amount not less than the replacement cost and the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; each related Mortgage obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) there is no default, breach, violation or event of acceleration existing under the related Mortgage or the related Note and no event (other than payments due but not yet 30 days delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;


            (xxv) such Mortgage Loan has not been 30 or more days delinquent since origination and as of the Cut-off Date was not 30 or more days delinquent;

            (xxvi) each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the borrower which would interfere with such right to foreclose;


            (xxvii) in each related Mortgage or Loan Agreement, the related borrower represents and warrants that it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any Hazardous Materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; the related borrower agrees to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of any representation, warranty or covenant given by the borrower in such Mortgage or Loan Agreement. A Phase I environmental report was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report, except as otherwise disclosed herein did not indicate any material non-compliance or material existence of Hazardous Materials. To the best of the Mortgage Loan Seller's knowledge, each related Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards, and no notice of violation of such laws has been issued by any governmental agency or authority; the Mortgage Loan Seller has not taken any action which would cause the related Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;


            (xxviii) each related Mortgage or Loan Agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or the satisfaction of certain conditions, the related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold, or encumbered in connection with subordinate financing;

            (xxix) (1) the Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);

            (xxx) neither the Mortgage Loan Seller nor any affiliate thereof has any obligation or right to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the Closing Date; and

            (xxxi) with respect to each Mortgaged Property where the entire estate of the related borrower therein is a leasehold estate, that

                   (A) The ground lease or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. There has been no material change in the terms of such ground lease since its recordation, except by written instruments, all of which are included in the related Mortgage File;

                   (B) The lessor under such ground lease has agreed in writing and included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and that any such action without such consent is not binding on the mortgagee, its successors or assigns;

                   (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

                   (D) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage. The ground lease is, and provides that it shall remain prior to any Mortgage or other lien upon the related fee interest;

                   (E) The ground lease is assignable to the mortgagee under the lease hold estate and its assigns without the consent of the lessor thereunder;

                   (F) As of the date of execution and delivery, the ground lease is in full force and effect and no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                   (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement;

                   (H) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the mortgagee is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the mortgagee under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the mortgagee;

                   (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                   (J) Any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and


                   (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except where contrary to applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgage property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest rate are paid in full, neither the lessee nor the lessor under the ground lease will have the option to terminate or modify the ground lease without prior written consent of the mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent.


         The Pooling and Servicing Agreement requires that the Servicer, the Special Servicer or the Trustee notify the Mortgage Loan Seller and the Depositor upon its becoming aware of (a) any breach of any representation or warranty contained in clauses (i), (ii), (iii), (iv), (v), (vi), (vii),
(viii), (ix), (xi), (xii), (xv), (xvi), (xvii), (xviii), (xix), (xx), (xxiv) or (xxix) and (b) any breach of any representation or warranty contained in clauses (x), (xiii), (xiv), (xxi), (xxii), (xxiii), (xxv), (xxvi), (xxvii), (xxviii), (xxx) or (xxxi) that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein. The Mortgage Loan Purchase and Sale Agreement provides that, with respect to any such Mortgage Loan, within 90 days after notice from the Servicer, the Special Servicer or the Trustee, the Mortgage Loan Seller shall either (a) repurchase such Mortgage Loan at an amount equal to (i) the outstanding principal balance of the Mortgage Loan as of the Due Date as to which a payment was last made by the borrower (less any P&I Advances previously made on account of principal), (ii) accrued interest up to the Due Date in the month following the month in which such repurchase occurs (less P&I Advances previously made on account of interest), (iii) the amount of any unreimbursed Advances (with interest thereon) and any unreimbursed servicing compensation relating to such Mortgage Loan and (iv) any expenses reasonably incurred or to be incurred by the Servicer, the Special Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation (such price the "Repurchase Price") or (b) promptly cure such breach in all material respects, provided, however, that in the event that such breach is capable of being cured but not within such 90-day period and the Mortgage Loan Seller as determined by the Servicer has commenced and is diligently proceeding with the cure of such breach, the Mortgage Loan Seller will have an additional 90 days to complete such cure; provided, further, that with respect to such additional 90-day period the Mortgage Loan Seller shall have delivered an officer's certificate to the Trustee and the Servicer setting forth the reason such breach is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such breach will be cured within the additional 90-day period; and, provided, further, that in the event the Mortgage Loan Seller fails to cure such breach within such additional 90-day period, the Repurchase Price shall include interest on any Advances made in respect of the related Mortgage Loan during such period.


         Notwithstanding the foregoing, upon discovery by the Trustee, the Custodian, the Servicer or Special Servicer of a breach of a representation or warranty that causes any Mortgage Loan not to be a "qualified mortgage" within the meaning of the REMIC provisions of the Code, such person shall give prompt notice thereof to the Depositor and within 90 days after such discovery, if such breach cannot be cured within such period, the Depositor shall purchase, or cause the Mortgage Loan Seller to purchase, such Mortgage Loan from the Trust Fund at the Repurchase Price.


         The obligations of the Mortgage Loan Seller to repurchase or cure constitute the sole remedies available to holders of Certificates or the Trustee for a breach of a representation or warranty by the Mortgage Loan Seller. None of the Depositor (except as described in the previous paragraph), the Servicer, the Special Servicer, the Trustee or the Fiscal Agent will be obligated to purchase a Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to repurchase or cure, and no assurance can be given that the Mortgage Loan Seller will fulfill such obligations. If such obligation is not met, as to a Mortgage Loan that is not a "qualified mortgage," the Upper-Tier REMIC and Lower-Tier REMIC may be disqualified. However, with respect to the Mortgage Loans acquired by the Mortgage Loan Seller from Bloomfield, the Mortgage Loan Seller will also assign to the Depositor, and the Depositor will further assign to the Trustee, the Mortgage Loan Seller's rights and remedies against Bloomfield in respect of the representations and warranties made by Bloomfield in its purchase and sale agreement with the Mortgage Loan Seller (the "Bloomfield Purchase Agreement"), except that the Trustee will be required to reassign such rights and remedies to the Mortgage Loan Seller as to individual Mortgage Loans repurchased by the Mortgage Loan Seller.


SERVICING OF THE MORTGAGE LOANS; COLLECTION OF PAYMENTS


         The Pooling and Servicing Agreement requires the Servicer and Special Servicer to service and administer the Mortgage Loans on behalf of the Trust Fund solely in the best interests of and for the benefit of all of the holders of Certificates (as determined by the Servicer or Special Servicer in the exercise of its reasonable judgment) in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the Mortgage Loans and to the extent not inconsistent with the foregoing, in the same manner in which, and with the same care, skill, prudence and diligence with which, it (a) services and administers similar mortgage loans comparable to the Mortgage Loans and held for other third party portfolios or (b) administers mortgage loans for its own account, whichever standard is higher, but without regard to (i) any other relationship that the Servicer or Special Servicer, or an affiliate of the Servicer or Special Servicer, may have with the borrowers; (ii) the ownership of any Certificate by the Servicer or Special Servicer or any affiliate of the Servicer or Special Servicer, as applicable; (iii) the Servicer's or Special Servicer's obligation to make Advances or to incur servicing expenses with respect to the Mortgage Loans; (iv) the Servicer's or Special Servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction; or (v) the ownership, or servicing or management for others, by the Servicer or Special Servicer of any other mortgage loans or property (the "Servicing Standard"). The Servicer and the Special Servicer are permitted, at their own expense, to employ subservicers, agents or attorneys in performing any of their respective obligations under the Pooling and Servicing Agreement, but will not thereby be relieved of any such obligation, and will be responsible for the acts and omissions of any such subservicers, agents or attorneys. The Pooling and Servicing Agreement provides, however, that neither the Servicer, the Special Servicer nor any of their respective directors, officers, employees or agents shall have any liability to the Trust Fund or the Certificateholders for taking any action or refraining from taking an action in good faith, or for errors in judgment. The foregoing provision would not protect the Servicer or the Special Servicer for the breach of its representations or warranties in the Pooling and Servicing Agreement, the breach of certain specified covenants therein or any liability by reason of willful misfeasance, bad faith, fraud, negligence or a breach of the Servicing Standard in the performance of its duties or by reason of its reckless disregard of obligations or duties under the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement requires the Servicer or the Special Servicer, as applicable, to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and to the extent such procedures shall be consistent with the Servicing Standard. Consistent with the above, the Servicer or Special Servicer may, in its discretion, waive any late payment charge in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan. With respect to the ARD Loans, the Servicer and Special Servicer will be directed in the Pooling and Servicing Agreement not to take any enforcement action with respect to payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment prior to the final maturity date. The Pooling and Servicing Agreement provides that if a Mortgage Loan provides that the lender may in its direction apply certain amounts to a prepayment of principal (e.g., by applying casualty or condemnation proceeds or funds escrowed improvements not completed by the required date) prior to the expiration of the related Lock-out Period, the Special Servicer cannot consent to such a prepayment unless the Special Servicer has first received the consent of the Servicer or the holders of 66 2/3% of the Voting Rights of the Certificates responding to a solicitation of their consent. With respect to any Specially Serviced Mortgage Loan, subject to the restrictions set forth below under "--Realization Upon Mortgage Loans," the Special Servicer will be entitled to pursue any of the remedies set forth in the related Mortgage, including the right to acquire, through foreclosure, all or any of the Mortgaged Properties securing such Mortgage Loan. The Servicer or Special Servicer may elect to extend a Mortgage Loan (subject to conditions described herein) notwithstanding its decision to foreclose on certain of the Mortgaged Properties.

ADVANCES

         The Servicer will be obligated to advance, on the business day immediately preceding a Distribution Date (the "Servicer Remittance Date") an amount (each such amount, a "P&I Advance") equal to the total or any portion of the Monthly Payment or Minimum Defaulted Monthly Payment on a Mortgage Loan (with interest at the Mortgage Pass-Through Rate) not received that was delinquent as of the close of business on the immediately preceding Due Date (and which delinquent payment has not been cured as of the Servicer Remittance
Date), or, in the event of a default in the payment of amounts due on the maturity date of a Mortgage Loan, the amount equal to the Monthly Payment or portion thereof not received that was due prior to the maturity date provided, however, the Servicer will not be required to make an Advance to the extent it determines that such advance would not be ultimately recoverable from subsequent payment, liquidation proceeds or Net REO Proceeds. Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the Certificates entitled thereto, rather than to guarantee or insure against losses. The Servicer will not be required or permitted to make a P&I Advance for Excess Interest or Default Interest. The amount required to be advanced in respect of delinquent Monthly Payments, Assumed Scheduled Payments or Minimum Defaulted Monthly Payments on a Mortgage Loan that has been subject to an Appraisal Reduction Event will equal the product of (a) the amount that would be required to be advanced by the Servicer without giving effect to such Appraisal Reduction Event and (b) a fraction, the numerator of which is the Stated Principal Balance of the Mortgage Loan less any Appraisal Reduction Amounts thereof and the denominator of which is the Stated Principal Balance. In addition, and without duplication, the Servicer will make only one P&I Advance in respect of each Mortgage Loan for the benefit of the most subordinate Class of Certificates then outstanding unless the related defaulted Monthly Payment is cured prior to following Due Date. The amount to be advanced by the Servicer, Special Servicer, Trustee or Fiscal Agent in respect of any Mortgage Loan on any Distribution Date will be reduced by the greater of the reduction in respect of any Appraisal Reduction and the reduction described in the preceding sentence. On any Servicer Remittance Date on which the Servicer is not required to make a P&I Advance to the most subordinate Class of Certificates (as described above), the Servicer will initially make such P&I Advance (for accounting purposes only) but will be required, immediately subsequent to the making of such P&I Advance, to reimburse itself (without interest) for such P&I Advance from and up to all amounts with respect to such Mortgage Loan that would be distributed to the most subordinate Class on the related Distribution Date then outstanding if such Mortgage Loan was not in default (such amount of reimbursement, the "Subordinate Class Advance Amount"). No interest will accrue on, or be payable with respect to, any outstanding Subordinate Class Advance Amount.

         The obligation of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, to make Advances with respect to any Mortgage Loan pursuant to the Pooling and Servicing Agreement continues through the foreclosure of such Mortgage Loan and until the liquidation of the Mortgage Loan or related Mortgaged Properties. Advances are intended to provide a limited amount of liquidity, not to guarantee or insure against losses. None of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent will be required to make any Advance that it determines in its good faith business judgment will not be recoverable by the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, out of related late payments, net insurance proceeds, net condemnation proceeds, net liquidation proceeds and certain other collections with respect to the Mortgage Loan as to which such Advances were made. In addition, if the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, determines in its good faith business judgment that any Advance previously made will not be recoverable from the foregoing sources, then the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimburse itself for such Advance, plus interest thereon, out of amounts payable on or in respect of all of the Mortgage Loans prior to distributions on the Certificates. Any such judgment or determination with respect to the recoverability of Advances must be evidenced by an officers' certificate delivered to the Trustee, in the case of the Servicer, the Servicer, in the case of the Special Servicer, and the Depositor, in the case of the Trustee or the Fiscal Agent, setting forth such judgment or determination of nonrecoverability and the considerations of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, forming the basis of such determination (including but not limited to information selected by the person making such determination in its good faith discretion such as related income and expense statements, rent rolls, occupancy status, property inspections, inquiries by the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, and an independent appraisal performed in accordance with MAI standards conducted within the past twelve months on the applicable Mortgaged Property).

         The Trustee will provide to the Servicer written statements prior to the Servicer Remittance Date listing, among other things, the distribution due to the Holders of the most subordinate Class of Certificates. For purposes of determining the most subordinate Class, (i) the Class A-1A, Class A-1B, Class A-1C, Class A-CS1 and Class A-CS2 Certificates collectively and (ii) the Class B-7 and Class B-7H Certificates together will, in each case, be treated as one Class.

         In addition to P&I Advances, the Servicer (and in limited circumstances, the Special Servicer) will also be obligated (subject to the limitations described herein) to make cash advances ("Property Advances," and together with P&I Advances, "Advances") to pay delinquent real estate taxes, assessments and hazard insurance premiums and to cover other similar costs and expenses necessary to preserve the priority of the related Mortgage, enforce the terms of any Mortgage Loan or to maintain such Mortgaged Property.


         To the extent the Servicer fails to make an Advance it is required to make under the Pooling and Servicing Agreement, the Trustee, subject to a determination of recoverability, will make such required Advance or, in the event the Trustee fails to make such Advance, the Fiscal Agent, subject to a determination of recoverability, will make such Advance, in each case pursuant to the terms of the Pooling and Servicing Agreement. To the extent the Special Servicer fails to make an Advance it is required to make under the Pooling and Servicing Agreement, the Servicer, subject to a determination of recoverability, will make such an Advance. Both the Trustee and the Fiscal Agent will be entitled to rely conclusively on any non-recoverability determination of the Servicer or the Special Servicer, as the case may be. See "--Trustee" and "--Fiscal Agent" below.


         The Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimbursement for any Advance made by it in an amount equal to the amount of such Advance and interest accrued thereon at the Advance Rate (i) from late payments on the Mortgage Loan by the Mortgagor,
(ii) from insurance proceeds, condemnation proceeds, liquidation proceeds from the sale of the Specially Serviced Mortgage Loan or the related Mortgaged Property or other collections relating to the Mortgage Loan or (iii) upon determining in good faith that such Advance or interest is not recoverable in the manner described in the preceding two clauses, from any other amounts from time to time on deposit in the Collection Account.

         The Servicer, the Special Servicer, the Trustee and the Fiscal Agent will each be entitled to receive interest on Advances at a per annum rate equal to the sum of (i) the Prime Rate plus (ii) 1% (the "Advance Rate"), compounded monthly, as of each Servicer Remittance Date and the Servicer will be authorized to pay itself, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, such interest monthly from general collections with respect to all of the Mortgage Loans prior to any payment to holders of Certificates. To the extent that the payment of such interest at the Advance Rate results in a shortfall in amounts otherwise payable on one or more Classes of Certificates on the next Distribution Date, the Servicer, the Trustee or the Fiscal Agent, as applicable, will be obligated to make a cash advance to cover such shortfall, but only to the extent the Servicer, the Trustee or the Fiscal Agent, as applicable, concludes that, with respect to each such Advance, such Advance can be recovered from amounts payable on or in respect of the Mortgage Loan to which the Advance is related. If the interest on such Advance is not recovered from Default Interest on such Mortgage Loan, a shortfall will result which will have the same effect as a Realized Loss. The "Prime Rate""" is the rate, for any day, set forth as such in the "Money Rates" section of The Wall Street Journal, Eastern Edition.

ACCOUNTS

         Lock Box Accounts. With respect to [ ] Mortgage Loans, which represent in the aggregate [ ]% of the Initial Pool Balance, one or more accounts in the name of the related borrower (the "Lock Box Accounts") have been established into which rents or other revenues from the related Mortgaged Properties are deposited by the related tenants or manager. Any Lock Box which does not require the related borrower to instruct tenants to deposit rents directly into such account will instead require the borrower or the related property manager to deposit rents and other revenues in the related Lock Box Account. Agreements governing the Lock Box Accounts provide that the borrower has no withdrawal or transfer rights with respect thereto and that all funds on deposit in the Lock Box Accounts are periodically swept into the Cash Collateral Accounts. Additionally, the Mortgage Loans that have Anticipated Repayment Dates require that a Lock Box Account be established prior to their respective Anticipated Repayment Dates. The Lock Box Accounts will not be an asset of the Trust REMICs.

         Cash Collateral Accounts. With respect to each Mortgage Loan that has a Lock Box Account, one or more accounts in the name of the Servicer (the "Cash Collateral Accounts") have been established into which funds in the related Lock Box Accounts will be swept on a regular basis. The Reserve Accounts will be sub-accounts of the Cash Collateral Accounts. Any excess over the amount necessary to fund the Monthly Payment, the Reserve Accounts and any other amounts due under the Mortgage Loans will be returned to or retained by the related borrower provided no event of default of which the Servicer is aware of has occurred and is continuing with respect to such Mortgage Loan. However, as described under "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Excess Interest," after the respective Anticipated Repayment Date, if applicable, all amounts in the related Cash Collateral Account in excess of the amount necessary to fund the Monthly Payment and Reserve Accounts will be applied to (i) operating and capital expenses, (ii) the reduction of the principal balance of the related Mortgage Loan until such principal is paid in full and (iii) Excess Interest, in that order. The Cash Collateral Accounts will not be an asset of the Trust REMICs.

         Collection Account. The Servicer will, on each Due Date withdraw from each Cash Collateral Account an amount equal to the Monthly Payment on the related Mortgage Loan and deposit such amount into a segregated account (the "Collection Account") established pursuant to the Pooling and Servicing Agreement for application towards the Monthly Payment (including servicing fees) due on the related Mortgage Loan. The Servicer shall also deposit into the Collection Account within one business day of receipt all other payments in respect of the Mortgage Loans, other than amounts to be deposited into any Reserve Account.

         Distribution Accounts. The Trustee will establish and maintain one or more segregated accounts (the "Distribution Account") in the name of the Trustee for the benefit of the holders of Certificates. With respect to each Distribution Date, the Servicer will deposit in the Distribution Account, to the extent of funds on deposit in the Collection Account, on the Servicer Remittance Date an aggregate amount of immediately available funds equal to the sum of (i) the Available Funds and (ii) the portion of the Servicing Compensation representing the Trustee's Fee. The Servicer will deposit all P&I Advances into the Distribution Account on the related Servicer Remittance Date. To the extent the Servicer fails to do so, the Trustee or the Fiscal Agent will deposit all P&I Advances into the Distribution Account as described herein. See "Description of the Subordinated Certificates--Distributions" herein.

         [Interest Reserve Account. The Trustee will establish and maintain an Interest Reserve Account ("Interest Reserve Account") in the name of the Trustee for the benefit of the holders of the Certificates. On each Servicer Remittance Date occurring in January and on any Servicer Remittance Date occurring in any December which occurs in a year immediately preceding a year which is not a leap year, the Servicer will be required to deposit, in respect of the Mortgage Loan known as the [_____________] loan, into the Interest Reserve Account, an amount equal to one day's interest collected on the Stated Principal Balance of such Mortgage Loan as of the Due Date occurring in the month preceding the month in which such Servicer Remittance Date occurs at the related Mortgage Rate, to the extent a full Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January and February, "Withheld Amounts"). On each Servicer Remittance Date occurring in March, the Servicer will be required to withdraw from the Interest Reserve Account an amount equal to the Withheld Amounts from the preceding January and December, if any, and deposit such amount into the Distribution Account.]

         The Trustee will also establish and maintain one or more segregated accounts for each of the "Upper-Tier Distribution Account", the "Default Interest Distribution Account" and the "Excess Interest Distribution Account", each in the name of the Trustee for the benefit of the holders of the Certificates.

         The Cash Collateral Accounts, Collection Account, the Distribution Account, the Upper-Tier Distribution Account, the Interest Reserve Account, the Excess Interest Distribution Account and the Default Interest Distribution Account will be held in the name of the Trustee (or the Servicer on behalf of the Trustee) on behalf of the holders of Certificates and the Servicer will be authorized to make withdrawals from the Cash Collateral Accounts and the Collection Account. Each of the Cash Collateral Account, Collection Account, any REO Account, the Distribution Account, the Upper-Tier Distribution Account, the Interest Reserve Account, the Excess Interest Distribution Account and the Default Interest Distribution Account will be either (i) (A) an account maintained with either a federal or state chartered depository institution or trust company the long term unsecured debt obligations or commercial paper of which are rated by each of the Rating Agencies in its highest rating category at all times (or in the case of the REO Account, Collection Account, Interest Reserve Account and Escrow Account, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and DCR and "Aa2" by Moody's) or (B) as to which the Trustee has received written confirmation from each of the Rating Agencies that holding funds in such account would not cause any Rating Agency to requalify, withdraw or downgrade any of its ratings on the Certificates, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity (an "Eligible Bank"). Amounts on deposit in the Collection Account, Cash Collateral Account, any REO Account and the Interest Reserve Account may be invested in certain United States government securities and other high-quality investments specified in the Pooling and Servicing Agreement ("Permitted Investments"). Interest or other income earned on funds in the Collection Account and Cash Collateral Accounts will be paid to the Servicer (except to the extent required to be paid to the related borrower) as additional servicing compensation and interest or other income earned on funds in any REO Account will be payable to the Special Servicer. Interest or other income earned on funds in the Interest Reserve Account will be paid to NSI as compensation for arranging for on-going monitoring and surveillance of the Subordinated Certificates by the Rating Agencies.

WITHDRAWALS FROM THE COLLECTION ACCOUNT

         The Servicer may make withdrawals from the Collection Account for the following purposes, to the extent permitted and in the priorities provided in the Pooling and Servicing Agreement: (i) to remit on or before each Servicer Remittance Date (A) to the Distribution Account an amount equal to the sum of
(I) Available Funds and any Prepayment Premiums and (II) the Trustee Fee for such Distribution Date, (B) to the Default Interest Distribution Account an amount equal to the Net Default Interest received in the related Collection Period, [and] (C) to the Excess Interest Distribution Account an amount equal to the Excess Interest received in the related Collection Period, if any[, and
(D) to the Interest Reserve Account an amount required to be withheld as described under "--Accounts--Interest Reserve Account"]; (ii) to pay or reimburse the Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the holders of the most subordinate Class of Certificates, as applicable, for Advances made by any of them and, if applicable, interest on Advances (provided, that the Trustee and Fiscal Agent will have priority with respect to such payment or reimbursement), the Servicer and the most subordinate Certificateholder's right to reimbursement for items described in this clause
(ii) being limited as described herein under "--Advances"; (iii) to pay on or before each Servicer Remittance Date to the Servicer and the Special Servicer as compensation, the aggregate unpaid Servicing Compensation (not including the portion of the Servicing Fee representing the Trustee's Fee) in respect of the immediately preceding calendar month; (iv) to pay on or before each Distribution Date to the Depositor, Mortgage Loan Seller or Bloomfield with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to the Pooling and Servicing Agreement, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; (v) to the extent not reimbursed or paid pursuant to any of the above clauses, to reimburse or pay the Servicer, the Special Servicer, the Trustee, the Fiscal Agent and/or the Depositor for unpaid Servicing Compensation (in the case of the Servicer, the Special Servicer or the Trustee) and certain other unreimbursed expenses incurred by such person pursuant to and to the extent reimbursable under the Pooling and Servicing Agreement and to satisfy any indemnification obligations of the Trust Fund under the Pooling and Servicing Agreement; (vi) to pay to the Trustee amounts requested by it to pay taxes on certain net income with respect to REO Properties; (vii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and (viii) to clear and terminate the Collection Account pursuant to a plan for termination and liquidation of the Trust Fund.

ENFORCEMENT OF "DUE-ON-SALE" AND "DUE-ON-ENCUMBRANCE" CLAUSES

                  The Mortgage Loans contain provisions in the nature of "due-on-sale" clauses, which by their terms (a) provide that the Mortgage Loans shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or (b) provide that the Mortgage Loans may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer. The Servicer or the Special Servicer, as applicable, will not be required to enforce such due-on-sale clauses and in connection therewith will not be required to (i) accelerate payments thereon or (ii) withhold its consent to such an assumption if (x) such provision is not exercisable under applicable law or such provision is reasonably likely to result in meritorious legal action by the borrower or (y) the Servicer or the Special Servicer, as applicable, determines, in accordance with the Servicing Standard, that granting such consent would be likely to result in a greater recovery, on a present value basis (discounting at the related Mortgage Rate), than would enforcement of such clause. If the Servicer or the Special Servicer, as applicable, determines that granting such consent would be likely to result in a greater recovery, the Servicer or the Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the proposed transferee as obligor thereon provided that (a) the credit status of the prospective transferee is in compliance with the Servicer's or Special Servicer's, as applicable, regular commercial mortgage origination or servicing standards and criteria and the terms of the related Mortgage and (b) the Servicer or the Special Servicer, as applicable, has received written confirmation from each Rating Agency that such assumption or substitution would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates.

         The Mortgage Loans contain provisions in the nature of a "due-on-encumbrance" clause which by their terms (a) provide that the Mortgage Loans shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or (b) require the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property. The Servicer or the Special Servicer, as applicable, will not be required to enforce such due-on-encumbrance clauses and in connection therewith will not be required to
(i) accelerate payments thereon or (ii) withhold its consent to such lien or encumbrance if the Servicer or the Special Servicer, as applicable, (x) determines, in accordance with the Servicing Standard, that such enforcement would not be in the best interests of the Trust Fund and (y) receives prior written confirmation from each Rating Agency that granting such consent would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates. See "Certain Legal Aspects of the Mortgage Loans--Due-on-Sale and Due-on-Encumbrance."

INSPECTIONS

         The Servicer (or with respect to any Specially Serviced Mortgage Loan, the Special Servicer) is required to inspect each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standards described herein, but in any event (i) is required to inspect each Mortgaged Property securing a Note, with a Stated Principal Balance (or in the case of a Note secured by more than one Mortgaged Property, having an Allocated Loan Amount) of (a) $2,000,000 or more at least once every twelve months and (b) less than $2,000,000 at least once every 24 months, in each case commencing in April 1997 (or at such lesser frequency, provided each Rating Agency has confirmed in writing to the Servicer that such schedule will not result in the withdrawal, downgrading or qualification of the then-current ratings assigned to the Certificates) and (ii) if the Mortgage Loan (a) becomes a "Specially Serviced Mortgage Loan," (b) is delinquent for 60 days or (c) has a debt service coverage ratio of less than 1.0, the Special Servicer is required to inspect the related Mortgaged Properties as soon as practicable and thereafter at least every twelve months.

INSURANCE POLICIES

         The Pooling and Servicing Agreement requires the Servicer (or the Special Servicer in the case of an REO Property) to obtain or cause the mortgagor on each Mortgage Loan to maintain fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (A) one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment without deduction for physical appreciation, and (B) the outstanding principal balance of the related Mortgage Loan, or such greater amount as is necessary to prevent any reduction, by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer and provided such policy shall include a "replacement cost" rider. The Pooling and Servicing Agreement also requires the Servicer (or the Special Servicer in the case of an REO Property) to obtain or cause the mortgagor on each Mortgaged Property to maintain insurance providing coverage against at least 12 months of rent interruptions (24 months with respect to an REO Property) and any other insurance as is required in the related Mortgage Loan. In the case of an REO Property, if the Special Servicer fails to maintain fire and hazard insurance as described above or flood insurance as described below, the Servicer shall maintain such insurance, and if the Servicer does not maintain such insurance, the Trustee shall maintain such insurance and if the Trustee does not maintain such insurance, the Fiscal Agent shall do so, subject to the provisions concerning nonrecoverable Advances. Any cost incurred by the Servicer or the Special Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.


         In general, the standard form of fire and hazard extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke windstorm, hail, riot, strike and civil commotion, subject to certain conditions and exclusions in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers in different states and therefore will not contain identical terms and conditions, most such policies will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks. Nonetheless, certain of the Mortgage Loans require insurance coverage for floods and other water-related causes and earth movement. When a Mortgaged Property is located in a federally designated flood area, the Pooling and Servicing Agreement requires the Servicer to use its best efforts to cause the related borrower to maintain, or if not maintained, to itself obtain (subject to the issues concerning nonrecoverable Advances) flood insurance. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and
(ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program, if available. If an REO Property (i) is located in a federally designated special flood hazard area or (ii) is related to a Mortgage Loan pursuant to which earthquake insurance was in place at the time of origination and continues to be available at commercially reasonable rates, the Pooling and Servicing Agreement requires that the Special Servicer obtain (subject to the issues concerning nonrecoverable Advances) flood insurance and/or earthquake insurance. If a recovery due to a flood or earthquake is not available for an REO Property but would have been available if such insurance were maintained, the Special Servicer will be required (subject to issues concerning nonrecoverable Advances) to (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application is consistent with the Servicing Standard; provided, however, that the Special Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim.

         The Servicer or the Special Servicer may obtain and maintain a blanket insurance policy insuring against fire and hazard losses on all of the Mortgaged Properties (other than REO Properties) as to which the related borrower has not maintained insurance to satisfy its obligations concerning the maintenance of insurance coverage. Any such blanket insurance policy shall be maintained with an insurer qualified under the terms of the Pooling and Servicing Agreement. Additionally, the Servicer or the Special Servicer may obtain a master force placed insurance policy, as long as such policy is issued by an insurer qualified under the terms of the Pooling and Servicing Agreement and provides no less coverage in scope and amount than otherwise required to be maintained as described in the preceding paragraphs.

         Under the terms of the Mortgage Loans, the borrowers will be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Servicer or Special Servicer, as applicable, on behalf of itself, the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the Mortgage Loans. However, the ability of the Servicer or Special Servicer, as applicable, to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Servicer or Special Servicer, as applicable, by the borrowers.


         All insurance policies required shall name the Trustee or the Servicer or the Special Servicer, on behalf of the Trustee as the mortgagee, as loss payee.

EVIDENCE AS TO COMPLIANCE

         The Pooling and Servicing Agreement requires the Servicer to cause a nationally recognized firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish to the Trustee on or before March 15 of each year, beginning March 15, 1998, a statement to the effect that such firm has examined certain documents and records relating to the servicing of similar mortgage loans for the preceding twelve months and that their examination, conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, disclosed no exceptions or errors in records relating to the servicing of similar mortgage loans in accordance with the terms of the Pooling and Servicing Agreement that in their opinion are material, except for such exceptions as are set forth in their statement.


         The Pooling and Servicing Agreement also requires the Servicer to deliver to the Trustee, on or before March 15 of each year, beginning March 15, 1998, an officer's certificate of the Servicer stating that, to the best of such officer's knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the preceding year or, if there has been a default, specifying each default known to such officer.


CERTAIN MATTERS REGARDING THE DEPOSITOR, THE SERVICER AND THE SPECIAL SERVICER


         The Servicer may assign its rights and delegate its duties and obligations under the Pooling and Servicing Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio, provided that certain conditions are satisfied including obtaining the consent of the Trustee and written confirmation of each Rating Agencies that such assignment or delegation will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates. The Pooling and Servicing Agreement provides that the Servicer may not otherwise resign from its obligations and duties as Servicer thereunder, except upon the determination that performance of its duties is no longer permissible under applicable law and provided that such determination is evidenced by an opinion of counsel delivered to the Trustee. No such resignation may become effective until a successor Servicer has assumed the obligations of the Servicer under the Pooling and Servicing Agreement. The Trustee or any other successor Servicer assuming the obligations of the Servicer under the Pooling and Servicing Agreement will be entitled to the compensation to which the Servicer would have been entitled. If no successor Servicer can be obtained to perform such obligations for such compensation, additional amounts payable to such successor Servicer will be treated as Realized Losses.

         The Pooling and Servicing Agreement also provides that neither the Depositor, the Servicer, the Special Servicer, nor any director, officer, employee or agent of the Depositor, the Servicer or the Special Servicer will be under any liability to the Trust Fund or the holders of Certificates for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Depositor, the Servicer, the Special Servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith, fraud or negligence (or in the case of the Servicer, by reason of any specific liability imposed for a breach of the Servicing Standard) in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Pooling and Servicing Agreement further provides that the Depositor, the Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Servicer and the Special Servicer will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misconduct, bad faith, fraud or negligence (or in the case of the Servicer, by reason of any specific liability imposed for a breach of the Servicing Standard) in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder.


         In addition, the Pooling and Servicing Agreement provides that neither the Depositor, the Servicer, nor the Special Servicer will be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the Pooling and Servicing Agreement and which in its opinion does not expose it to any expense or liability. The Depositor, the Servicer or the Special Servicer may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the holders of Certificates thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Servicer and the Special Servicer will be entitled to be reimbursed therefor and to charge the Collection Account.

         The Depositor is not obligated to monitor or supervise the performance of the Servicer, the Special Servicer or the Trustee under the Pooling and Servicing Agreement. The Depositor may, but is not obligated to, enforce the obligations of the Servicer or the Special Servicer under the Pooling and Servicing Agreement and may, but is not obligated to, perform or cause a designee to perform any defaulted obligation of the Servicer or the Special Servicer or exercise any right of the Servicer or the Special Servicer under the Pooling and Servicing Agreement. In the event the Depositor undertakes any such action, it will be reimbursed by the Trust Fund in accordance with the standard set forth above. Any such action by the Depositor will not relieve the Servicer or the Special Servicer of its obligations under the Pooling and Servicing Agreement.

         Any person into which the Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Servicer is a party, or any person succeeding to the business of the Servicer, will be the successor of the Servicer under the Pooling and Servicing Agreement, and shall be deemed to have assumed all of the liabilities and obligations of the Servicer under the Pooling and Servicing Agreement.

EVENTS OF DEFAULT


         Events of default of the Servicer (each, an "Event of Default") under the Pooling and Servicing Agreement consist, among other things, of (i) any failure by the Servicer to remit to the Collection Account or any failure by the Servicer to remit to the Trustee for deposit into the Upper-Tier Distribution Account, Distribution Account, Excess Interest Distribution Account, Interest Reserve Account or Default Interest Distribution Account any amount required to be so remitted pursuant to the Pooling and Servicing Agreement or (ii) any failure by the Servicer duly to observe or perform in any material respect any of its other covenants or agreements or the breach of its representations or warranties under the Pooling and Servicing Agreement which continues unremedied for thirty (30) days after the giving of written notice of such failure to the Servicer by the Depositor or the Trustee, or to the Servicer and to the Depositor and the Trustee by the holders of Certificates evidencing Percentage Interests of at least 25% of any affected Class; or (iii) any failure by the Servicer to make any Advances as required pursuant to the Pooling and Servicing Agreement; or (iv) confirmation in writing by any Rating Agency that not terminating the Servicer would, in and of itself, cause the then-current rating assigned to any Class of Certificates to be qualified, withdrawn or downgraded; (v) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by, on behalf of or against the Servicer indicating its insolvency or inability to pay its obligations or (vi) the Servicer shall no longer be an "approved" servicer by each of the Rating Agencies for mortgage pools similar to the Trust Fund.

         Events of Default of the Special Servicer under the Pooling and Servicing Agreement include the items specified in clauses (i) through (vi) above with respect to, and to the extent applicable to, the Special Servicer.


RIGHTS UPON EVENT OF DEFAULT

         If an Event of Default with respect to the Servicer occurs, then the Trustee may, and at the direction of the holders of Certificates evidencing at least 25% of the aggregate Voting Rights of all Certificateholders, the Trustee will, terminate all of the rights and obligations of the Servicer as servicer under the Pooling and Servicing Agreement and in and to the Trust Fund. Notwithstanding the foregoing, upon any termination of the Servicer under the Pooling and Servicing Agreement the Servicer will continue to be entitled to receive all accrued and unpaid servicing compensation through the date of termination plus all Advances and interest thereon as provided in the Pooling and Servicing Agreement. In the event that the Servicer is also the Special Servicer and the Servicer is terminated, the Servicer will also be terminated as Special Servicer.


         On and after the date of termination following an Event of Default by the Servicer, the Trustee will succeed to all authority and power of the Servicer (and the Special Servicer if the Special Servicer is also the Servicer) under the Pooling and Servicing Agreement and will be entitled to the compensation arrangements to which the Servicer (and the Special Servicer if the Servicer is also the Special Servicer) would have been entitled. If the Trustee is unwilling or unable so to act, or if the holders of Certificates evidencing at least 25% of the aggregate Voting Rights of all Certificateholders so request, or if the long-term unsecured debt rating of the Trustee or the Fiscal Agent is not at least "AA" by S&P, DCR and Fitch and "Aa2" by Moody's or if the Rating Agencies do not provide written confirmation that the succession of the Trustee as Servicer, will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, the Trustee must appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution the appointment of which will not result in the downgrading, qualification or withdrawal of the rating or ratings then assigned to any Class of Certificates as evidenced in writing by each Rating Agency to act as successor to the Servicer under the Pooling and Servicing Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid.


         If the Special Servicer is not the Servicer and an Event of Default with respect to the Special Servicer occurs, the Trustee will terminate the Special Servicer and the Servicer will succeed to all the power and authority of the Special Servicer under the Pooling and Servicing Agreement (provided that such termination would not result in the downgrading, qualification or withdrawal of the rating or ratings assigned to any Class of Certificates as evidenced in writing by each Rating Agency) and will be entitled to the compensation to which the Special Servicer would have been entitled.

         No Certificateholder will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect to the Pooling and Servicing Agreement or the Mortgage Loans, unless, with respect to the Pooling and Servicing Agreement, such holder previously shall have given to the Trustee a written notice of a default under the Pooling and Servicing Agreement, and of the continuance thereof, and unless also the holders of Certificates of any Class affected thereby evidencing Percentage Interests of at least 25% of such Class shall have made written request of the Trustee to institute such proceeding in its own name as Trustee under the Pooling and Servicing Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute such proceeding.

         The Trustee will have no obligation to make any investigation of matters arising under the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates, unless such holders of Certificates shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

         The Pooling and Servicing Agreement may be amended at any time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent without the consent of any of the holders of Certificates (i) to cure any ambiguity; (ii) to correct or supplement any provisions therein which may be defective or inconsistent with any other provisions therein; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC and Lower-Tier REMIC as a REMIC; (iv) to amend or supplement a provision which will not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an opinion of counsel or confirmation in writing from each Rating Agency that such amendment will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates; and (v) to amend or supplement any provisions therein to the extent necessary or desirable to maintain the rating assigned to each of the Classes of Certificates by each Rating Agency. No such amendment shall cause either of the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC or shall adversely affect in any material respect the interests of any holder of the Certificates, and, if requested by the Servicer or the Trustee, as evidenced by an opinion of counsel.

         The Pooling and Servicing Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the holders of Certificates evidencing at least 66 2/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or modifying in any manner the rights of the holders of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Loans which are required to be distributed on any Certificate without the consent of each holder of such Certificate; (ii) alter the obligations of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance or alter the servicing standards set forth in the Pooling and Servicing Agreement; (iii) change the percentages of Voting Rights of holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement; or (iv) amend the section in the Pooling and Servicing Agreement relating to the amendment of the Pooling and Servicing Agreement, in each without the consent of the holders of all Certificates representing all the Percentage Interests of the Class or Classes affected thereby.


VOTING RIGHTS


         The "Voting Rights" assigned to each Class shall be (a) 0% in the case of the Class V-1, Class V-2, Class R and Class LR Certificates, (b)
[___]% in the case of the Class A-CS1 Certificates and [___]% in the case of the Class A-CS2 Certificates (the sum of such percentages for each such Class outstanding is the "Fixed Voting Rights Percentage"), (c) in the case of the Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-7H Certificates, a percentage equal to the product of (i) 100% minus the Fixed Voting Rights Percentage multiplied by (ii) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Balance of any such Class and the denominator of which is equal to the aggregate outstanding Certificate Balances of all Classes of Certificates. The Coupon Strip Certificates will not be entitled to vote with respect to proposed extensions of a Specially Serviced Mortgage Loan. The Voting Rights of any Class of Certificates shall be allocated among holders of Certificates of such Class in proportion to their respective Percentage Interests, except that any Certificate beneficially owned by the Depositor, the Servicer, the Special Servicer, any mortgagor, the Trustee, a manager, or any of their respective affiliates will be deemed not to be outstanding; provided, however, that for purposes of obtaining the consent of Certificateholders to an amendment to the Pooling and Servicing Agreement, any Certificates beneficially owned by the Servicer or Special Servicer or an affiliate thereof will be deemed to be outstanding, provided that such amendment does not relate to compensation of the Servicer, Special Servicer or otherwise benefit such entity or an affiliate; and, provided, further, that for purposes of obtaining the consent of Certificateholders to any action proposed to be taken by the Special Servicer with respect to a Specially Serviced Mortgage Loan, any Certificates beneficially owned by the Servicer or an affiliate will be deemed to be outstanding if the Special Servicer is not the Servicer or any affiliate. The Certificates beneficially owned by the Special Servicer or an affiliate thereof shall be deemed outstanding for purposes of determining who the Directing Holders are and for purposes of issuing Instructions. The Voting Rights of each Class of Certificates will be deemed to be reduced on any day on which an Appraisal Reduction Amount is allocated to such Class. The Fixed Voting Right Percentage of the Class A-CS1 and Class A-CS2 Certificates will be proportionally reduced upon the allocation of Appraisal Reduction Amounts with respect to any component of such Classes based on the amount of such reduction.


REALIZATION UPON MORTGAGE LOANS


         Specially Serviced Mortgage Loans; Appraisals; Extensions. Contemporaneously with the earliest of (i) the effective date of any modification of the Mortgage Rate, principal balance or amortization terms of any Mortgage Loan, any extension of the Maturity Date of a Mortgage Loan or consent to the release of any Mortgaged Property from the lien of the related Mortgage or (ii) the occurrence of an Appraisal Reduction Event, the Servicer (after consultation with the Special Servicer) will obtain an appraisal (or a letter update from an existing appraisal which is less than three years old) of the Mortgaged Property from an independent appraiser who is a member of the American Institute of Real Estate Appraisers (an "Updated Appraisal") provided, that, the Servicer will not be required to obtain an Updated Appraisal of any Mortgaged Property with respect to which there exists an appraisal which is less than twelve months old.

         Following a default on a Mortgage Loan at maturity, the Special Servicer may either foreclose or elect to grant a one-year extension of the Specially Serviced Mortgage Loan; provided that the Special Servicer may only extend such Mortgage Loan if (i) immediately prior to the default on the Balloon Payment the related borrower had made twelve consecutive Monthly Payments on or prior to their Due Dates, (ii) the Special Servicer determines in its reasonable judgment that such borrower has attempted in good faith to refinance such Mortgage Loan or Mortgaged Property, (iii) the Special Servicer determines that (A) extension of such Mortgage Loan is consistent with the Servicing Standard and (B) extension of such Mortgage Loan is likely to result in a recovery which on a net present value basis would be greater than the recovery that would result from a foreclosure, (iv) such extension requires that all cash flow on all related Mortgage Properties in excess of amounts required to operate and maintain such Mortgaged Properties be applied to payments of principal and interest on such Mortgage Loan and (v) the Special Servicer terminates the related Manager unless the Special Servicer determines that retaining such Manager is conducive to maintaining the value of such Mortgaged Properties; provided, further, that, if, after notice to all Certificateholders, holders of Certificates evidencing at least 66 2/3% of the Voting Rights of each Class of Certificates entitled to vote direct the Special Servicer not to extend, the Special Servicer will not extend; provided, further, that, if the Special Servicer is not the Servicer and the Servicer would not elect to extend, holders of Certificates evidencing greater than (a) 50% of the aggregate Voting Rights of all Certificateholders entitled to vote and (b) 66 2/3% of the aggregate Voting Rights of all Certificateholders entitled to vote who respond to such notice, may direct the Special Servicer not to extend. Notwithstanding the foregoing, the Special Servicer may extend pursuant to the Instructions of the Directing Holders (as described and defined below). The holders of the Class A-CS1 and Class A-CS2 Certificates will not be entitled to vote with respect to proposed extensions of a Specially Serviced Mortgage Loan.

         The Special Servicer may, after presenting a proposal to and consulting with the Servicer (if the Special Servicer is not the Servicer), and taking into account the LTV of a Specially Serviced Mortgage Loan as indicated in the Updated Appraisal, grant subsequent one-year extensions of such Specially Serviced Mortgage Loan if (i) the related borrower has made twelve consecutive monthly payments in an amount equal to or greater than the Minimum Defaulted Monthly Payments and (ii) the requirements set forth in clauses (ii)--(iv) of the preceding paragraph are satisfied; provided, however, that, if, after notice to all Certificateholders, holders of Certificates evidencing at least 66 2/3% of the aggregate Percentage Interests of each Class of Certificates direct the Special Servicer not to extend, the Special Servicer will not extend; provided, further, that, if the Special Servicer is not the Servicer and the Servicer would not elect to extend, holders of Certificates evidencing greater than (a) 50% of the aggregate Voting Rights of all Certificateholders and (b) 66 2/3% of the aggregate Voting Rights of all Certificateholders who respond to such notice, may direct the Special Servicer not to extend. Notwithstanding the foregoing, the Special Servicer may extend pursuant to the Instructions of the Directing Holders. The Special Servicer will not agree to any extension of a Mortgage Loan beyond the Rated Final Distribution Date. If such borrower fails to make a Minimum Defaulted Monthly Payment more than once during an extension period, no further extensions will be granted (provided, however, that the Special Servicer may grant such extension if the borrower has been delinquent on no more than one such Minimum Defaulted Monthly Payment within a 24-month period and the requirements set forth in clauses (ii) through (iv) of the preceding paragraph are satisfied).


         Any extension pursuant to the two preceding paragraphs will require monthly payments in an amount equal to or greater than the Minimum Defaulted Monthly Payment.


         The "Minimum Defaulted Monthly Payment" with respect to any extension of a Mortgage Loan that is delinquent in respect of its Balloon Payment, is equal to (a) the principal portion of the Monthly Payment that would have been due on such Mortgage Loan on the related Due Date based on the original amortization schedule thereof (or, if there is no amortization schedule, the principal portion of the constant Monthly Payment that would have been due), assuming such Balloon Payment had not become due, after giving effect to any modification, and (b) interest at the applicable Default Rate; provided, however, that the Special Servicer may agree that the Minimum Defaulted Monthly Payments may include interest at a rate lower than the related Default Rate (but in no event lower than the related Mortgage Rate) (the "Lower Rate") provided that if, after notice to all Certificateholders, holders of Certificates evidencing at least 66 2/3% of the Voting Rights of each Class direct (or, in the event that the Special Servicer is not the Servicer and the Servicer would not agree to the Lower Rate, Certificateholders representing greater than (a) 50% of the aggregate Voting Rights of all Certificateholders and (b) 66 2/3% of the aggregate Voting Rights of all Certificateholders who respond to such notice) the Special Servicer not to agree to permit payments to include interest at the Lower Rate, the Special Servicer shall not agree to payments with interest at the Lower Rate; provided, further, that if the Minimum Defaulted Monthly Payment is to include interest at the Lower Rate, the Special Servicer may agree that interest on such Mortgage Loan accrues at the Lower Rate; and provided that if, after notice to all Certificateholders, holders of Certificates evidencing at least 66 2/3% of the Voting Rights of each Class direct the Special Servicer that such Mortgage Loan shall accrue interest at the related Default Rate, then such Mortgage Loan will continue to accrue interest at the Default Rate thereof and the excess of interest accrued on such Mortgage Loan over the amount included in the Minimum
Defaulted Monthly Payments (i.e., interest at the Lower Rate) will be added to the outstanding principal balance of such Mortgage Loan. Notwithstanding the foregoing, if the Directing Holders have given Instructions to the Special Servicer to extend, the Special Servicer will be required to follow the Directing Holders' Instructions with respect to interest so long as the Minimum Defaulted Monthly Payment is at least equal to the Lower Rate.


         The Special Servicer will only be permitted to extend pursuant to the preceding paragraphs or pursuant to instructions from Directing Holders.

         Under certain circumstances the Special Servicer may modify the terms of Specially Serviced Mortgage Loans as described below under "--Modifications."


         Foreclosure Proceedings; Action of Directing Holders. The Special Servicer may be given revocable instructions ("Instructions") to extend a Specially Serviced Mortgage Loan serviced by it that has defaulted on the Balloon Payment (which extension will be restricted to the actions that the Special Servicer could have otherwise taken with respect to such Mortgage Loan except that (a) the actions of the Directing Holders will not be subject to the rejection of the holders of the Certificates and (b) the related borrower will not have had to make twelve consecutive Monthly Payments on or prior to their Due Dates) by the holders of a majority in Percentage Interest of the most subordinate Class of Certificates then outstanding (determined as provided below) having an aggregate initial Certificate Balance representing a minimum of [1.5]% of the aggregate initial Certificate Balances of all Classes of Certificates (or if the Certificate Balance of such Class or Classes has been reduced to less than 40% of the initial Certificate Balances thereof, the holders of such Class or Classes together with the holders of the next most subordinate Class) (the "Directing Holders") under the following circumstance: if the Special Servicer has determined to commence foreclosure or acquisition proceedings, the Special Servicer will notify the Trustee (who will, in turn, notify the Directing Holders), the Servicer and the Depositor of its proposed action. If the Special Servicer receives contrary Instructions within seven days from the Directing Holders, the Special Servicer will delay such proceedings, and the procedures described below shall apply to the servicing of such Mortgage Loan. In the event that the Special Servicer does not receive such Instructions within such seven-day period, the Special Servicer may proceed with the foreclosure or acquisition. If the Directing Holders revoke their Instructions to extend the Mortgage Loan, the Special Servicer will service the Mortgage Loan without regard to such original Instructions; provided, however, that the Directing Holders will be required to maintain the Collateral Account (as described below) unless and until the Mortgage Loan is no longer a Specially Serviced Mortgage Loan for nine consecutive months or has been liquidated. For purposes of determining the Directing Holders with respect to any Mortgage Loan, the Class A-1A, Class A-1B, Class A-1C, Class A-CS1 and Class A-CS2 Certificates collectively, and the Class B-7 and Class B-7H Certificates together, will, in each case, be treated as one class.

         Deposits by Directing Holders. If the Special Servicer receives Instructions and the Servicer has not otherwise been required to obtain an Updated Appraisal as described above, the Servicer (after consultation with the Special Servicer) will obtain an Updated Appraisal as soon as reasonably practicable to determine the fair market value of each related Mortgaged Property, after accounting for the estimated liquidation and carrying costs (the "Fair Market Value" of such Mortgaged Property). Within two Business Days after the Special Servicer's receipt of Instructions, the Directing Holders are required to deposit (in proportion to their respective Percentage Interests) into a segregated account (the "Collateral Account") established by the Servicer an amount equal to the lesser of (a) 125% of the Fair Market Value of the related Mortgaged Property and (b) the outstanding principal balance of the Mortgage Loan plus unreimbursed Advances (with interest thereon) and unpaid accrued interest (the "Deposit"). If no Updated Appraisal has yet been obtained, the amount of the Deposit will be determined based on the Special Servicer's (or if the Special Servicer is a Directing Holder, the Servicer's) estimate of the Fair Market Value of the Mortgaged Property, in which case, upon the Special Servicer's receipt of such Updated Appraisal, the Special Servicer (or if the Special Servicer is a Directing Holder, the Servicer) will remit any excess deposit to the Directing Holders, or the Directing Holders will deposit in the Collateral Account any shortfall, as the case may be. In the event that the Directing Holders do not make the required deposit within two business days of the Special Servicer's receipt of Instructions, the Special Servicer will disregard such Instructions. The Directing Holders will be deemed to have granted to the Special Servicer (or the Servicer, if applicable) for the benefit of Certificateholders a first priority security interest in the Collateral Account, as security for the obligations of the Directing Holders.

         If the Special Servicer is acting pursuant to Instructions, the Special Servicer or the Servicer, as applicable, shall withdraw from the Collateral Account and remit to the Servicer for deposit into the Collection Account on or prior to the Business Day preceding each Servicer Remittance Date a sum equal to the P&I Advances and Property Advances for the related Mortgage Loan which in the absence of Instructions would be made by the Servicer (and the obligation to make such advances shall not be subject to a non-recoverability standard) and the Directing Holders shall, upon request therefor by the Special Servicer (or if the Special Servicer is a Directing Holder, the Servicer), deposit from their own funds into the Collateral Account the amount of such P&I Advances or Property Advances. If the Directing Holders fail to make such Deposit within one Business Day after receipt of the Special Servicer's or Servicer's, as applicable, request, the Special Servicer will no longer be required to follow such Instructions and will specially service such Mortgage Loan as though no Instructions had been given; provided, however, that the Directing Holders will be required to maintain the Collateral Account unless and until the related Mortgage Loan is no longer a Specially Serviced Mortgage Loan for nine consecutive months or has been liquidated. The Special Servicer or Servicer, as applicable, will invest amounts on deposit in the Collateral Account in Permitted Investments upon direction by the Directing Holders. Directing Holders will be entitled to reinvestment income as received, and will reimburse the Collateral Account for any losses incurred.

         Settlement. If a Balloon Loan or the related Mortgaged Property which is subject to Instructions is liquidated or disposed of, the Servicer will withdraw from the Collateral Account, and deposit into the Collection Account as additional liquidation proceeds for distribution to Certificateholders in accordance with the priorities described herein, the lesser of (a) the amount by which 125% of the Fair Market Value (determined at the time of the Deposit) exceeds the net sales proceeds, and (b) the amount by which the outstanding principal balance of the related Mortgage Loan plus unreimbursed Advances (with interest thereon) and unpaid accrued interest exceeds the net sales proceeds, provided that in no event may such additional liquidation proceeds exceed the unpaid principal balance, accrued and unpaid interest (including Default Interest), unpaid advances made by the Servicer, Special Servicer, Trustee or Fiscal Agent and interest thereon, and any expenses paid by the Trust Fund with respect to such Mortgage loan.

         If the amount realized upon disposition of the Mortgage Loan or Mortgaged Property exceeds 125% of the Fair Market Value, the Servicer shall deposit the excess in the Collection Account to the extent not required by applicable law to be paid to the related borrower. If the Mortgage Loan has not been realized upon on or before the third anniversary of the Instructions (or such earlier date so that the Trust Fund owns the Mortgaged Property for no more than two years), the Directing Holders will be required to purchase the Mortgage Loan for a purchase price equal to the Fair Market Value (determined at the time of the Deposit). Amounts on deposit in the Collateral Account will be applied toward the purchase price.


         If at any time following the establishment of a Collateral Account and prior to the disposition of a Specially Serviced Mortgage Loan or Mortgaged Property, the Mortgaged Property suffers a hazard loss that results in the Mortgaged Property not being rebuilt and payments to the Trustee under the related hazard insurance policy, the Special Servicer or Servicer, as applicable, will pay all amounts on deposit in the Collateral Account to the Directing Holders. In addition, after amounts required to be deposited in the Collection Account have been withdrawn from the Collateral Account, as described above, following foreclosure, liquidation, disposition, purchase by Directing Holders or, if the related Mortgage Loan is no longer a Specially Serviced Mortgage Loan for nine consecutive months, any related remaining amounts in the Collateral Account will be released to the Directing Holders.

         No Advances. Until the disposition of the Specially Serviced Mortgage Loan or Mortgaged Property, as to which Directing Holders have provided Instructions, or the cure of such default, no P&I Advances will be made in respect of amounts distributable to the Class of the Directing Holders in respect of such Mortgage Loan.

         Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans. In connection with any foreclosure or other acquisition, the cost and expenses of any such proceeding shall be paid by the Special Servicer as a Property Advance.


         If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Mortgagor, if available, or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an officers' certificate delivered to the Trustee.


         Notwithstanding any provision to the contrary, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the holders of Certificates, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of, such Mortgaged Property within the meaning of CERCLA or any comparable law, unless the Special Servicer has previously determined, based on an environmental assessment report prepared by an independent person who regularly conducts environmental audits, that: (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith and (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such hazardous materials are present for which such action could be required, after consultation with an environmental consultant it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of holders of Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall be considered to be an REO Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and shall be reduced only by collections net of expenses.


         If the Trust Fund acquires a Mortgaged Property by foreclosure or deed-in-lieu of foreclosure upon a default of a Mortgage Loan, the Pooling and Servicing Agreement provides that the Trustee (or the Special Servicer, on behalf of the Trustee), must administer such Mortgaged Property so that it qualifies at all times as "foreclosure property" within the meaning of Code
Section 860G(a)(8). The Pooling and Servicing Agreement also requires that any such Mortgaged Property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such Mortgaged Property. Generally, the Trust REMICs will not be taxable on income received with respect to the Mortgaged Property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations thereunder. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the Mortgaged Properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar Class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the Mortgaged Properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a Mortgaged Property owned by the Trust Fund, presumably allocated based on the value of any non-qualifying services, would not constitute "rents from real property." In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a Mortgaged Property owned by the Lower-Tier REMIC, including but not limited to a hotel or skilled nursing care business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to the Lower-Tier REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates. See "Certain Federal Income Tax Consequences--Taxes That May Be Imposed on a REMIC--Net Income from Foreclosure Property."

         If title to any Mortgaged Property is acquired by the Trust Fund, the Special Servicer, pursuant to the Pooling and Servicing Agreement and on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless the Trustee receives (i) an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to two years after its acquisition will not result in the imposition of a tax on the Trust REMICs or cause the Trust Fund to fail to qualify as REMICs under the Code at any time that any Certificate is outstanding or (ii) an extension from the Internal Revenue Service.

         The limitations imposed by the Pooling and Servicing Agreement and the REMIC provisions of the Code on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure."

         The Special Servicer may offer to sell to any person any Specially Serviced Mortgage Loan or any REO Property, or may offer to purchase any Specially Serviced Mortgage Loan or any REO Property (in each case at the repurchase price set forth in the Pooling and Servicing Agreement, which includes unpaid principal and interest thereon), if and when the Special Servicer determines, consistent with the Servicing Standard set forth in the Pooling and Servicing Agreement, that no satisfactory arrangements can be made for collection of delinquent payments thereon and such a sale would be in the best economic interests of the Trust Fund, but shall, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in the Pooling and Servicing Agreement, including extensions thereof. The Special Servicer shall give the Trustee not less than ten days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any person for any Specially Serviced Mortgage Loan or any REO Property in an amount at least equal to the Repurchase Price or, at its option, if it has received no offer at least equal to the Repurchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at such Repurchase Price.


         In the absence of any such offer (or purchase by the Special Servicer), the Special Servicer shall accept the highest offer received from any person that is determined by the Special Servicer to be a fair price for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is a person not affiliated with the Special Servicer, the Servicer or the Depositor or is determined to be a fair price by the Trustee (after consultation with an independent appraiser if the highest offeror is an interested party). Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its affiliates may make an offer for or purchase any Specially Serviced Mortgage Loan or any REO Property.

         The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the holders of Certificates.
In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the holders of Certificates (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not a person affiliated with the Special Servicer. The Special Servicer is required to use its best efforts to sell all Specially Serviced Mortgage Loans and REO Property prior to the Rated Final Distribution Date.

MODIFICATIONS


         The Special Servicer may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive or defer interest on and principal of, and/or add collateral for, any Mortgage Loan with the consent of Certificateholders representing 100% of the Percentage Interests of the most subordinate Class of Certificates then outstanding determined as provided below, subject, however, to each of the following limitations, conditions and restrictions: (i) a material default on such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders will be done at the related Mortgage Rate), than would liquidation; (ii) the Special Servicer may not extend the date on which any Balloon Payment is scheduled to be due on any Specially Serviced Mortgage Loan except as described under "Realization Upon Mortgage Loans"; (iii) no reduction of any scheduled monthly payment of principal and/or interest on any Specially Serviced Mortgage Loan may result in a debt service coverage ratio for such Mortgage Loan of greater than 1.10 to 1, and the Special Servicer may only agree to reductions lasting a period of no more than twelve months and, in the aggregate, no more than three consecutive reductions of twelve months or less each; (iv) the Special Servicer may not release or substitute collateral or release mortgagors or guarantors except in accordance with the provisions of the related Loan Documents; (v) the Special Servicer may not reduce any Prepayment Premium or Lock-out Period unless the Special Servicer has received the prior consent of the Servicer; (vi) the Special Servicer may not forgive an aggregate amount of principal of the Mortgage Loans in excess of the Certificate Balance of most the subordinate Class of Certificates; (vii) the Special Servicer will not permit any borrower to add any collateral unless the Special Servicer has first determined in accordance with the Servicing Standard, based upon an environmental assessment prepared by an independent person who regularly conducts environmental assessments, at the expense of the borrower, that such additional collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations; and (viii) the Special Servicer may waive or reduce a Lock-out Period or any Prepayment Premiums only if the commencement of a foreclosure proceeding with respect to the related Mortgage Loan is imminent and the Special Servicer first receives written notification from the Servicer that such action in the opinion of the Servicer, consistent with the Servicing Standard and based solely upon information furnished by the Special Servicer without independent investigation of the Servicer thereof, is likely to produce a greater recovery, on a present value basis, than would a foreclosure. For purposes of obtaining the consent of the most subordinate Class of Certificates outstanding to any modification described above, (i) the Class A-1A. Class A-1B, Class A-1C, Class A-CS1, and Class A-CS2 Certificates collectively and
(ii) the Class B-7 and Class B-7H Certificates together, will, in each case, be treated as one class. For purposes of determining the amount of principal which the Special Servicer may forgive pursuant to clause (vi) above, the most subordinate Class will include the next subordinate Class (determined as provided in the preceding sentence) provided that Certificateholders evidencing 100% of the Percentage Interests of such Class consent to such forgiveness. Notwithstanding the foregoing, the Special Servicer will not be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if in its reasonable and good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar.

         Any payment of interest, which is deferred as described herein will not, for purposes, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized.

         Following the execution of any modification, waiver or amendment agreed to by the Special Servicer pursuant to clause (i) above, the Special Servicer must deliver to the Trustee an officer's certificate setting forth in reasonable detail the basis of the determination made by it pursuant to clause
(i) above.

         Except as otherwise provided above under "Realization Upon Mortgage Loans" and "Modifications", the Special Servicer or the Servicer may not modify any term of a Mortgage Loan unless such modification (i) would not be "significant" as such term is defined in Code Section 1001 or Treasury Regulation Section 1.860G-2(b)(3) and (ii) would be in accordance with the servicing standard set forth in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement will require the Servicer or Special Servicer, as applicable, to provide copies of any modifications or extensions to each Rating Agency.


TERMINATION


         The obligations created by the Pooling and Servicing Agreement for the Certificates will terminate upon the payment to Certificateholders of all amounts held in the Collection Account or by the Servicer, if any, or the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the later to occur of (i) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (ii) the liquidation or disposition of the last asset held by the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee, which will be specified in the notice of termination.


OPTIONAL TERMINATION

         The Depositor or the Servicer and, if neither the Depositor nor the Servicer exercises its option, the holders of the Class LR Certificates representing greater than a 50% Percentage Interest of the Class LR Certificates will have the option to purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 1% of the aggregate principal balance of such Mortgage Loans as of the Cut-off Date. The purchase price payable upon the exercise of such option on such a Distribution Date will be an amount equal to the greater of (i) the sum of (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date; (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date; (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including any Mortgage Loans as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the month preceding such Distribution Date, and (D) unreimbursed Advances (with interest thereon) and unpaid Trust Fund expenses and (ii) the aggregate fair market value of the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an independent appraiser acceptable to the Servicer, together with one month's interest thereon at the Mortgage Rate. The holders of greater than a 50% Percentage Interest in the Class LR Certificates may purchase any Mortgage Loan on its Anticipated Repayment Date at a price equal to the sum of the following: (i) 100% of the outstanding principal balance of such Mortgage Loan on such Anticipated Repayment Date; (ii) all unpaid interest accrued on such principal balance of such Mortgage Loan at the Mortgage Rate thereof, to the last day of the Interest Accrual Period preceding such Anticipated Repayment Date; (iii) the aggregate amount of unreimbursed Advances with respect to such Mortgage Loan, with interest thereon at the Advance Rate, and unpaid special servicing compensation, servicing compensation, Trustee Fees and Trust Fund expenses; and (iv) the amount of any liquidation expenses incurred by the Trust Fund in connection with such purchase.

THE TRUSTEE


         The Trustee may resign at any time by giving written notice to the Depositor, the Servicer and the Rating Agencies, provided that no such resignation shall be effective until a successor has been appointed. Upon such notice, the Servicer will appoint a successor trustee. If no successor trustee is appointed within one month after the giving of such notice of resignation, the resigning Trustee may petition the court for appointment of a successor trustee.

         The Servicer or the Depositor may remove the Trustee and the Fiscal Agent if, among other things, the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if at any time the Trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed or any public officer takes charge or control of the Trustee or of its property. The holders of Certificates evidencing aggregate Voting Rights of at least 50% of all Certificateholders may remove the Trustee and the Fiscal Agent upon written notice to the Depositor, the Servicer, the Trustee and the Fiscal Agent. Any resignation or removal of the Trustee and the Fiscal Agent and appointment of a successor trustee and, if such trustee is not rated at least "AA" by each Rating Agency, fiscal agent, will not become effective until acceptance of the appointment by the successor trustee and, if necessary, fiscal agent. Notwithstanding the foregoing, upon any termination of the Trustee and Fiscal Agent under the Pooling and Servicing Agreement, the Trustee and Fiscal Agent will continue to be entitled to receive all accrued and unpaid compensation through the date of termination plus all Advances and interest thereon as provided in the Pooling and Servicing Agreement. Any successor trustee must have a combined capital and surplus of at least $50,000,000 and such appointment must not result in the downgrade, qualification or withdrawal of the then-current ratings assigned to the Certificates, as evidenced in writing by the Rating Agencies.

         Pursuant to the Pooling and Servicing Agreement, the Trustee will be entitled to withdraw from the Distribution Account a monthly fee (the "Trustee Fee"), which constitutes a portion of the Servicing Fee.


         The Trust Fund will indemnify the Trustee and the Fiscal Agent against any and all losses, liabilities, damages, claims or unanticipated expenses (including reasonable attorneys' fees) arising in respect of the Pooling and Servicing Agreement or the Certificates other than those resulting from the negligence, bad faith or willful misconduct of the Trustee or the Fiscal Agent, as applicable. Neither the Trustee nor the Fiscal Agent will be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the Pooling and Servicing Agreement, or in the exercise of any of its rights or powers, if in the Trustee's or the Fiscal Agent's opinion, as applicable, the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Each of the Servicer, the Special Servicer, the Depositor, the Paying Agent, the Certificate Registrar and the Custodian will indemnify the Trustee, the Fiscal Agent, and certain related parties for similar losses incurred related to the willful misconduct, bad faith, fraud and/or negligence in the performance of each such party's respective duties under the Pooling and Servicing Agreement or by reason of reckless disregard of its obligations and duties under the Pooling and Servicing Agreement.


         At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same is located, the Depositor and the Trustee acting jointly will have the power to appoint one or more persons or entities approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such co-trustee or separate trustee such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. Except as required by applicable law, the appointment of a co-trustee or separate trustee will not relieve the Trustee of its responsibilities, obligations and liabilities under the Pooling and Servicing Agreement.


DUTIES OF THE TRUSTEE

         The Trustee (except for the information under the first paragraph of "--The Trustee") and Servicer (except for the information under "--The Servicer") will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates or the Mortgage Loans, this Prospectus or related documents. The Trustee will not be accountable for the use or application by the Depositor, the Servicer or the Special Servicer of any Certificates issued to it or of the proceeds of such Certificates, or for the use of or application of any funds paid to the Depositor, the Servicer or the Special Servicer in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Lock Box Accounts, Cash Collateral Accounts, Reserve Accounts, Collection Account, Upper-Tier Distribution Account, Distribution Account, Excess Interest Distribution Account, Interest Reserve Account and Default Interest Distribution Account or any other account maintained by or on behalf of the Servicer or Special Servicer, nor will the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or Special Servicer under the Pooling and Servicing Agreement.

         In the event that the Servicer fails to make a required Advance, the Trustee will make such Advance, provided that the Trustee shall not be obligated to make any Advance it deems to be nonrecoverable. The Trustee shall be entitled to rely conclusively on any determination by the Servicer or the Special Servicer that an Advance, if made, would not be recoverable. The Trustee will be entitled to reimbursement for each Advance made by it in the same manner and to same extent as the Servicer or the Special Servicer.

         If no Event of Default has occurred, and after the curing of all Events of Default which may have occurred, the Trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. Upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform on their face to the requirements of the Pooling and Servicing Agreement.


DUTIES OF THE FISCAL AGENT


         The Fiscal Agent will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates, the Mortgage Loan, this Prospectus (except for the information above, see "--The Fiscal Agent") or related documents. The duties and obligations of the Fiscal Agent consist only of making Advances as described below and in "--Advances" above; the Fiscal Agent shall not be liable except for the performance of such duties and obligations.

         In the event that the Servicer and the Trustee fail to make a required Advance, the Fiscal Agent will make such Advance, provided that the Fiscal Agent will not be obligated to make any Advance that it deems to be nonrecoverable. The Fiscal Agent shall be entitled to rely conclusively on any determination by the Servicer or the Trustee, as applicable, that an Advance, if made, would not be recoverable. The Fiscal Agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Trustee and the Servicer.


SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         Pursuant to the Pooling and Servicing Agreement, the Servicer will be entitled to withdraw monthly from the Collection Account its portion of the Servicing Fee. The monthly servicing fee (the "Servicing Fee") for any Distribution Date is an amount per Interest Accrual Period equal to the product of (i) a per annum rate of [ ]% (the "Servicing Fee Rate") and (ii) the Stated Principal Balance of such Mortgage Loan as of the Due Date and includes the compensation payable to the Servicer and the Trustee Fee. The Servicer's portion of the Servicing Fee relating to each Mortgage Loan will be retained by the Servicer from payments and collections (including insurance proceeds, condemnation proceeds and liquidation proceeds) in respect of such Mortgage Loan. The Servicer will also be entitled to retain as additional servicing compensation (together with the Servicer's portion of the Servicing Fee, "Servicing Compensation") (i) all investment income earned on amounts on deposit in the Collection Account and certain Reserve Accounts (to the extent consistent with the related Mortgage Loan) and (ii) to the extent permitted by applicable law and the related Mortgage Loans, any late payment charges, one-half of any loan modification or extension fees (payable in connection with a modification for which review by the Servicer is required), loan service transaction fees, beneficiary statement changes, or similar items (but not including Prepayment Premiums). If a review by the Servicer is not required, the Special Servicer will be entitled to the full amount of any modification or extension fees.

         If the Servicer accepts a voluntary prepayment on a Mortgage Loan after the related Lock-out Period with respect to such loan which results in a Prepayment Interest Shortfall, the Servicer will be obligated to reduce its Servicing Compensation as provided above under "Description of the Subordinated Certificates--Distributions--Prepayment Interest Shortfalls."


         The Servicer will pay all expenses incurred in connection with its responsibilities under the Pooling and Servicing Agreement (subject to reimbursement as described herein), including all fees of any subservicers retained by it. The Trustee will withdraw monthly from the Distribution Account the portion of the Servicing Fee representing the Trustee Fee.

SPECIAL SERVICING


         AMI will initially be appointed as Special Servicer to, among other things, oversee the resolution of non-performing Mortgage Loans and act as disposition manager of REO Properties. The Pooling and Servicing Agreement will provide that more than one Special Servicer may be appointed, but only one Special Servicer may specially service any Mortgage Loan.


The Pooling and Servicing Agreement provides that holders of Certificates evidencing greater than 50% of the Percentage Interests of the most subordinate Class of Certificates then outstanding (provided, however, that for purposes of determining the most subordinate Class, the Class A-1A, Class A-1B, Class A-1C, Class A-CS1 and Class A-CS2 Certificates collectively, and the Class B-7 and Class B-7H Certificates together, will, in each case, be treated as one Class) may replace the Special Servicer, provided that each Rating Agency confirms to the Trustee in writing that such replacement, in and of itself, will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to any Class of Certificates. In the event that a Mortgage Loan secured by a senior housing/healthcare facility or a hotel or motel becomes a Specially Serviced Mortgage Loan, the Special Servicer will be required to hire a consultant which is experienced in the operation of such facilities.

         The duties of the Special Servicer relate to Specially Serviced Mortgage Loans and to any REO Property. The Pooling and Servicing Agreement will define a "Specially Serviced Mortgage Loan"""" to include any Mortgage Loan with respect to which: (i) the related borrower has not made two consecutive Monthly Payments (and has not cured at least one such delinquency by the next due date under the related Mortgage Loan) or (ii) the Servicer, the Trustee and/or the Fiscal Agent has made four consecutive P&I Advances (regardless of whether such P&I Advances have been reimbursed); (iii) the borrower has expressed to the Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms; (iv) the Servicer has received notice that the borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors; (v) the Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan; (vi) a default of which the Servicer has notice (other than a failure by the borrower to pay principal or interest) and which materially and adversely affects the interests of the Certificateholders has occurred and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided, that a default requiring a Property Advance will be deemed to materially and adversely affect the interests of Certificateholders; (vii) the Special Servicer proposes to commence foreclosure or other workout arrangements; or (viii) such borrower has failed to make a Balloon Payment as and when due; provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (i) with respect to the circumstances described in clauses (i), (ii), and (viii) above, when the borrower thereunder has brought the Mortgage Loan current (or, with respect to the circumstances described in clause (viii), pursuant to a work-out implemented by the Special Servicer) and thereafter made three consecutive full and timely monthly payments, including pursuant to any workout of the Mortgage Loan, (ii) with respect to the circumstances described in clause
(iii), (iv), (v) and (vii) above, when such circumstances cease to exist in the good faith judgment of the Servicer, or (iii) with respect to the circumstances described in clause (vi) above, when such default is cured; provided, in either case, that at that time no circumstance exists (as described above) that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

         Pursuant to the Pooling and Servicing Agreement, the Special Servicer will be entitled to certain fees including a special servicing fee, payable with respect to each Interest Accrual Period, equal to 1/12 of 0.50% of the Stated Principal Balance of each related Specially Serviced Mortgage Loan (the "Special Servicing Fee"). The Special Servicer will be entitled, in addition to the Special Servicing Fee, to a "Principal Recovery Fee" with respect to each Specially Serviced Mortgage Loan or REO Property which Principal Recovery Fee generally will be in an amount equal to [1]% of all amounts received in respect thereof and allocable as a recovery of principal which will be payable when the Mortgage Loan or REO Property is sold or liquidated or when the Specially Serviced Mortgage Loan ceases to be a Specially Serviced Mortgage Loan. However, no Principal Recovery Fee will be payable in connection with, or out of Liquidation Proceeds resulting from, the purchase of any Specially Serviced Mortgage Loan or REO Property (i) by the Mortgage Loan Seller or Bloomfield as described herein under "The Pooling and Servicing Agreement--Representations and Warranties; Repurchase"; (ii) by the Servicer, the Depositor or the Certificateholders as described herein under "The Pooling and Servicing Agreement--Optional Termination" or (iii) in certain other limited circumstances. In addition, the Special Servicer will be entitled to receive (i) any assumption fees and certain loan modification fees related to the Specially Serviced Mortgage Loans and (ii) any income earned on deposits in the REO Accounts. Notwithstanding the foregoing, in the event that the Special Servicer is, or is an affiliate of, the holder of Certificates representing greater than 50% of the Percentage Interests of the most subordinate Class of Certificates then outstanding (determined as provided below), the Special Servicer will be entitled to receive a Special Servicing Fee equal to 1/12 of [0.25]% of the Stated Principal Balance of each Specially Serviced Mortgage Loan and one-half of the Principal Recovery Fee it would otherwise be entitled to.

         For purposes of determining whether the Special Servicer is entitled to full compensation, with respect to any Mortgage Loan, the Class A-1A, Class A-1B, Class A-1C, Class A-CS1 and Class A-CS2 Certificates collectively, and the Class B-7 and Class B-7H Certificates together, will in each case, be treated as one class.


SERVICER AND SPECIAL SERVICER PERMITTED TO BUY CERTIFICATES


         The Servicer and Special Servicer will be permitted to purchase any Class of Certificates. Such a purchase by the Servicer or Special Servicer could cause a conflict relating to the Servicer's or Special Servicer's duties pursuant to the Pooling and Servicing Agreement and the Servicer's or Special Servicer's interest as a holder of Certificates, especially to the extent that certain actions or events have a disproportionate effect on one or more Classes of Certificates. The Pooling and Servicing Agreement provides that the Servicer or Special Servicer shall administer the Mortgage Loans in accordance with the servicing standard set forth therein without regard to ownership of any Certificate by the Servicer or Special Servicer or any affiliate thereof.


REPORTS TO CERTIFICATEHOLDERS


         TRUSTEE REPORTS


On each Distribution Date, the Trustee is obligated to furnish to each Certificateholder, to the Depositor, the Paying Agent, the Servicer, the Special Servicer, each Underwriter and the Rating Agencies a statement setting forth certain information as to such distribution setting forth for each Class, in each case to the extent applicable and available, including among other things:


                           (i) The Principal Distribution Amount and the amount of Available Funds allocable to principal included therein;

                          (ii) The Interest Distribution Amount distributable on such Class and any related component and the amount of Available Funds allocable thereto, together with any Interest Shortfall allocable to such Class and any related component;

                         (iii) The amount of any P&I Advances by the Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to Certificateholders not reimbursed since the last Distribution Date;

                          (iv) The Certificate Balance or Notional Balance, as applicable, of each Class or component after giving effect to the distribution of amounts in respect of the Principal Distribution Amount on such Distribution Date;

                           (v) Realized Losses (for such month and on a cumulative basis) and their allocation to the Certificate Balance of any Class of Certificates;

                          (vi) The Stated Principal Balance of the Mortgage Loans as of the Due Date preceding such Distribution Date;


                         (vii) The number and aggregate principal balance of Mortgage Loans (and the identity of each related borrower) (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advance made on such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;


                        (viii) With respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance and appraised value (based on the most recent Updated Appraisal) of such Mortgage Loan as of the date it became an REO Mortgage Loan;

                          (ix) As of the Due Date preceding such Distribution Date (A) for any REO Property sold during the related Collection Period, the amount of the proceeds of such sale deposited into the Collection Account and (B) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related Collection Period and credited to the Collection Account, in each case identifying such REO Property by name;

                           (x) The appraised value as determined by the most recent Updated Appraisal (or annual letter update thereof) of any REO Property;

                          (xi) The amount of the Servicing Fee, Trustee Fee and special servicing compensation paid with respect to such Distribution Date, and the amount of the additional servicing compensation that was received during the related Collection Period;

                         (xii) (A) The amount of Prepayment Premiums, if any, received during the related Collection Period, (B) the amount of Default Interest received during the related Collection Period and the Net Default Interest for such Distribution Date and (C) the amount of Excess Interest, if any, received during the related Collection Period;

                        (xiii) The outstanding principal balance and repurchase price of any Mortgage Loan purchased or repurchased in accordance with the terms of the Pooling and Servicing Agreement;

                         (xiv) The amount of Prepayment Interest Shortfalls with respect to such Distribution Date; and

                         (xv) The account balance contained in the Reserve Accounts as of the related Due Date relating to the preceding Distribution Date for each Mortgage Loan.

         In the case of information furnished pursuant to subclauses (i),
(ii), (iii), (iv), (v) and (xiii) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class of Certificates with a denomination of $1,000 initial Certificate Balance.



         Certain information made available on the monthly reports to Certificateholders can be retrieved via facsimile through LaSalle National Bank's ASAP System by calling (312) 904-2200, and requesting statement No. [ ]. In addition, to the extent provided to it by the Servicer and the Special Servicer, the Trustee shall provide to each Certificateholder and Rating Agency a quarterly report and an annual reports setting forth the information with respect to the borrowers and the Mortgaged Properties substantially in the form of Annex D hereto. Such quarterly reports and annual reports will be prepared by the Servicer, solely from information provided to the Servicer by the Special Servicer and to the Special Servicer pursuant to the Mortgage Loans, without modification, interpretation or analysis (except that the Special Servicer will use its best efforts to isolate management fees and funded reserves from borrower reported expenses, if necessary) and the Servicer and Special Servicer will not be responsible for the completeness or accuracy of such information. Such monthly and quarterly reports and annual summaries as well as certain other loan level information may also be obtained electronically for a fee by calling the Trustee.


         SERVICER REPORTS

         The Servicer, on behalf of the Trust Fund, will (i) deliver to the Depositor, each Underwriter (including through access to the Servicer's Web site) and the Trustee (who will copy each Certificateholder upon written request (provided that each Certificateholder may only make one request per month and will be required to pay any expenses incurred by the Trustee in connection with the provision of such information)) and (ii) prepare, sign and file with the Securities and Exchange Commission as a Current Report on Form 8-K, copies of all quarterly and annual summaries, in the form set forth in Annex D hereto, as well as notice of certain events with respect to the Mortgage Loans which may affect Certificateholders, such as amendments, modifications and waivers, imminent or actual defaults and proposed prepayments.

                  The Servicer and the Special Servicer will also make available at its offices during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Depositor, the Trustee, the Rating Agencies, any Certificateholder, any person identified to the Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate and any other persons to whom the Servicer or the Special Servicer, as applicable, believes such disclosure to be appropriate the following items: (i) all financial statements, occupancy information, rent rolls, average daily room rates and similar information received by the Servicer or the Special Servicer, as applicable, from each borrower, (ii) the inspection reports prepared by or on behalf of the Servicer or the Special Servicer, as applicable, in connection with the property inspections required by the Pooling and Servicing Agreement, (iii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Servicer or the Special Servicer, as applicable and (iv) any and all officer's certificates and other evidence delivered to the Trustee and the Depositor to support the Servicer's determination that any Advance was, or if made would be, a nonrecoverable Advance. Copies of any and all of the foregoing items will be available from the Servicer or the Special Servicer, as applicable, or the Trustee, as applicable, upon request.


                                USE OF PROCEEDS


         The net proceeds from the sale of Subordinated Units will be used by the Depositor to pay the purchase price of the Mortgage Loans.

                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

         All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS


         A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "mortgagor" includes the trustor under a deed of trust and a grantor under a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. As used in this Prospectus, unless the context otherwise requires, the term "mortgagee" means the lender and, in the case of the deed of trust, the trustee thereunder in certain cases. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailor's Civil Relief Act of
1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.


LEASES AND RENTS


         Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while the mortgagor retains a revocable license to collect the rents for so long as there is no unremedied default. If the mortgagor defaults and such default is not remedied by the mortgagor within the cure period, if any, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In most States, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); generally these rates are either assigned by the mortgagor, which remains entitled to collect such rates absent a default, or pledged by the mortgagor, as security for the loans. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room rates after a default.


         Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

PERSONALTY

         Certain types of Mortgaged Properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law, and hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest therein, the lender generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

INSTALLMENT CONTRACTS

         The Mortgage Loans included in a Trust Fund may also consist of Installment Contracts. Under an Installment Contract the seller (hereinafter referred to in this Section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this Section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the real estate to the borrower. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.


         The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.



SUBORDINATE FINANCING


         Where the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.


FORECLOSURE

         Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage and, by reason thereof, the indebtedness has been accelerated, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

         Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

JUDICIAL FORECLOSURE


         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclosure is contested, the legal proceedings can be costly and time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.


NON-JUDICIAL FORECLOSURE/POWER OF SALE


         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

LIMITATIONS ON LENDER'S RIGHTS

         United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.


          A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete.


         Also, a third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the lesser of fair market value and the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or restaurants or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "-- Environmental Legislation". Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

         A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans which are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.


         The proceeds received by the referee or trustee from the sale are generally applied first to the costs, fees and expenses of sale, to unpaid real estate taxes and assessments and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.


RIGHTS OF REDEMPTION


         The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.


         The equity of redemption is generally a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Under the REMIC Regulations currently in effect, property acquired by foreclosure generally must not be held for more than two years. The Pooling and Servicing Agreement will permit foreclosed property to be held for more than two years if the Trustee receives (i) an extension from the Internal Revenue Service or (ii) an opinion of counsel to the effect that holding such property for such period is permissible under the REMIC provisions of the Code.


ANTI-DEFICIENCY LEGISLATION

         Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related Mortgage Loan and a personal money judgment may not be obtained against the mortgagor. Even if a mortgage loan by its terms provides for recourse to the mortgagor, some states impose prohibitions or limitations on such recourse. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain other states, the lender has the option of bringing a personal action against the mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

LEASEHOLD RISKS


         Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

         In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (11 U.S.C.) (the "Bankruptcy Code"), although the enforceability of such clause has not been established. Without the protections described in the foregoing paragraph, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.


BANKRUPTCY LAWS

         The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.


         Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. The outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

         The Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either prepetition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

         To the extent that a mortgagor's ability to make payment on a mortgage loan is dependent on its receipt of payments of rent under a lease of the related property, such ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition.

         In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee or debtor in possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured credit or with respect to its claim for damages for termination of the lease. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.


         In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

         A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

         Pursuant to the federal doctrine of "substantive consolidation" or to the (predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity extended to the first and the rights of creditors of the first entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders.

         For each mortgagor that is described as a "special purpose entity", "single purpose entity" or "bankruptcy-remote entity" in this Prospectus, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the Depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.

ENVIRONMENTAL LEGISLATION

         A lender may be subject to unforeseen environmental risks when taking a security interest in real or personal property.

         Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien") including those of existing mortgages; in those states, the lien of a mortgage contemplated by this transaction may lose its priority to such a superlien.

         CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Many states have laws similar to CERCLA. CERCLA excludes from the definition of "owner or operator" any person "who, without participating in the management of . . . [the] facility, holds indicia of ownership primarily to protect his security interest" ("secured-creditor exemption").

         A lender may lose its secured-creditor exemption and be held liable under CERCLA as an owner or operator, if such lender or its employees or agents participate in management of the property. Also, if the lender takes title to or possession of the property, the secured-creditor exemption may be deemed to be unavailable, and the lender may be liable to the government or private parties for clean-up or other remedial costs pursuant to CERCLA.


         A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly construed the CERCLA secured-creditor exemption. The Court held that a mortgagee need not have involved itself in the day-to-day operations of the mortgaged property or in decisions relating to hazardous waste in order to be liable under CERCLA; rather, liability could attach to a mortgagee if its involvement in the management of the property is sufficiently broad to support the inference that it had the capacity to influence the mortgagor's treatment of hazardous waste. Such capacity to influence could be inferred from the extent of the mortgagee's involvement in the mortgagor's financial management. A subsequent decision by the United States Court of Appeals for the Ninth Circuit in In re Bergsoe Metal Corp. disagreed with the Fleet Factors opinion, ruling that a secured lender had no liability absent "some actual management of the facility" on the part of the lender. The scope of the secured-creditor exemption is thus unclear.


         If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental contamination, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the Trust Fund and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE


         Certain of the Mortgage Loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells or otherwise transfers or encumbers the mortgaged property. Certain of these clauses may provide that, upon an attempted breach thereof by the mortgagor of an otherwise non-recourse loan, the mortgagor becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to certain limited exceptions. The Servicer, on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Mortgage Loan or to withhold its consent to any transfer or further encumbrance in accordance with the general Servicing Standard described herein.


ACCELERATION ON DEFAULT


         Some of the Mortgage Loans included in a Trust Fund will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of any state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

         State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a lender's practice of accepting late payments from the borrower may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the contract following a default. Not infrequently, if a borrower under an Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the contract or to permit the borrower to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.


DEFAULT INTEREST, PREPAYMENT CHARGES AND PREPAYMENTS

         Forms of notes and mortgages used by lenders may contain provisions obligating the mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a mortgagor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a Prepayment Premium is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher Mortgage Rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.


         The Depositor has been advised by counsel that a court interpreting Title V would hold that first mortgage loans secured by primarily residential properties that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.


ALTERNATIVE MORTGAGE INSTRUMENTS

         Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUA") with respect to origination of alternative mortgage instruments by federal credit unions, and all other non- federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provision of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.


SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a mortgagor who enters military service after the origination of such mortgagor's Mortgage Loan (including a mortgagor who was in reserve status and is called to active duty after origination of the Mortgage Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the Certificates and would not be covered by advances or any form of Credit Support (if any) provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.



FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

CERTAIN LAWS AND REGULATIONS

         The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

TYPE OF MORTGAGED PROPERTY


         The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.


AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         GENERAL


         The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Subordinated Certificates and is based on the advice of Cadwalader, Wickersham & Taft. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. In addition, this discussion does not address state, local or foreign tax issues with respect to the acquisition, ownership or disposition of the Subordinated Certificates. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Code, as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of the Treasury. Investors should consult their own tax advisors in determining the federal, state, local, foreign or any other tax consequences to them of the purchase, ownership and disposition of Certificates.

         Elections will be made to treat the Trust Fund, exclusive of the Reserve Accounts, the Lock Box Accounts, the Cash Collateral Accounts, the Excess Interest and the Default Interest in respect of the Mortgage Loans (such portion of the Trust Fund, the "Trust REMICs"), as two separate REMICs (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively) within the meaning of Code Section 860D. The Lower-Tier REMIC will hold the Mortgage Loans, proceeds therefrom, the Collection Account, the Distribution Account and any REO Property, and will issue (i) certain uncertificated classes of regular interests (the "Lower-Tier Regular Interests" ) to the Upper-Tier REMIC and (ii) the Class LR Certificates, which will represent the sole class of residual interests in the Lower-Tier REMIC. The Upper-Tier REMIC will hold the Lower-Tier Regular Interests and the Upper-Tier Distribution Account in which distributions thereon will be deposited, and will issue the Class A-1A, Class A-1B, Class A-1C, Class A-CS1, Class A-CS2, Class A-1D, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-7H Certificates (the "Regular Certificates"), as classes of regular interests and the Class R Certificates as the sole class of residual interests in the Upper-Tier REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Assuming (i) the making of appropriate elections, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable temporary or final regulations of the United States Department of the Treasury ("Treasury Regulations") thereunder, in the opinion of Cadwalader, Wickersham & Taft, the Trust Fund will qualify as two separate REMICs. References in this discussion to the "REMIC" will, unless the context dictates otherwise, refer to each of the Upper-Tier REMIC and the Lower-Tier REMIC. The Class V-1 and Class V-2 Certificates will represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of Excess Interest and Default Interest in respect of the Mortgage Loans, respectively, and such portions will be treated as a grantor trust for federal income tax purposes.

         STATUS OF SUBORDINATED CERTIFICATES

         Subordinated Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Sections 856(c)(5)(A) and 856(c)(6) and interest on the Subordinated Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the related REMIC and the income thereon would be so treated. Subordinated Certificates held by a domestic building and loan association will be treated as "regular or residual interests in a REMIC" under Code Section 7701(a)(19)(C)(xi), but only in the proportion that the REMIC holds "loans . .
 . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v). Mortgage Loans constitute loans described in Code Section 7701(a)(19)(C)(v) if a sufficiently limited portion of the real property securing the Mortgage Loans is devoted to commercial use. If at all times 95% or more of the assets of the related REMIC or the income thereon qualify for the foregoing treatments, the Subordinated Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on a Mortgage Loan that are reinvested pending distribution to holders of Subordinated Certificates qualify for such treatment. Subordinated Certificates held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i). Subordinated Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1).


         QUALIFICATION AS A REMIC

         In order for each of the Upper-Tier REMIC and the Lower-Tier REMIC to qualify as a REMIC, there must be ongoing compliance on the part of the applicable portions of the Trust Fund with the requirements set forth in the Code. Each of the Upper-Tier REMIC and the Lower- Tier REMIC must fulfill an asset test, which requires that no more than a de minimis portion of the assets of each REMIC, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of the issuance of the Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirements will be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the REMIC's assets. Each REMIC also must provide "reasonable arrangements" to prevent its residual interests from being held by "disqualified organizations" or agents thereof and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling and Servicing Agreement will provide that no legal or beneficial interest in the Class R or Class LR Certificate may be transferred or registered unless certain conditions, designed to prevent violation of this requirement, are met.

         A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the Startup Day or is purchased by the REMIC within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, and regular interests in another REMIC, such as the Lower-Tier Regular Interests that will be held by the Upper-Tier REMIC, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification. A mortgage loan that was not in fact principally secured by real property or is otherwise not a qualified mortgage must be disposed of within 90 days of discovery of such defect, or otherwise ceases to be a qualified mortgage after such 90-day period.

         Permitted investments include cash flow investments, qualified reserve assets and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC. The Upper-Tier REMIC and Lower-Tier REMIC will not hold any reserve funds. Foreclosure property is real property acquired by the Lower-Tier REMIC in connection with the default or imminent default of a qualified mortgage, provided the Depositor had no knowledge or reason to know as of the Startup Day that such a default had occurred or would occur. Foreclosure property may generally be held for not more than two years, with extensions granted by the Internal Revenue Service.


         In addition to the foregoing requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on the qualified mortgages. Such a specified portion may consist, among other things, of a fixed or qualified variable rate on some or all of the qualified mortgages in excess of a different fixed or qualified variable rate on some or all of the qualified mortgages. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day that is designated as a residual interest. An interest in a REMIC may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, expenses incurred by the REMIC or prepayment interest shortfalls. Accordingly, in the opinion of Cadwalader, Wickersham & Taft, the Regular Certificates will constitute classes of regular interests in the Upper-Tier REMIC, the Lower-Tier Regular Interests will constitute classes of regular interests in the Lower-Tier REMIC and the Class R Certificates and Class LR Certificates will represent the sole classes of residual interests in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

         If an entity fails to comply with one or more of the ongoing requirements of the Code for status as one or more REMICs during any taxable year, the Code provides that the entity or applicable portion thereof will not be treated as a REMIC for such year and thereafter. In this event, any entity that is the obligor with respect to debt obligations with two or more maturities, such as the Trust Fund, may be treated as a separate association taxable as a corporation under Treasury Regulations, and the Subordinated Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period of time in which the requirements for REMIC status are not satisfied.

         TAXATION OF SUBORDINATED CERTIFICATES AND SUBORDINATED UNITS


         GENERAL


         The Subordinated Certificates generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount ("OID") and market discount on a Subordinated Certificate will be treated as ordinary income to the holder of a Subordinated Certificate, and principal payments (other than principal payments that do not exceed accrued market discount) on a Subordinated Certificate will be treated as a return of capital to the extent of the Certificateholder's basis allocable thereto. Certificateholders must use the accrual method of accounting with respect to Subordinated Certificates, regardless of the method of accounting otherwise used by such Certificateholders.


         ORIGINAL ISSUE DISCOUNT


         Holders of debt instruments issued with OID generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on Treasury Regulations issued on February 2, 1994, and amended on June 14, 1996, under Code Sections 1271 through 1273 and 1275 (the "OID Regulations") and in part on the provisions of the 1986 Act. Holders of the Subordinated Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Subordinated Certificates. To the extent such issues are not addressed in such Regulations, the [Trustee] will apply the principles of such regulations and the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Internal Revenue Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Internal Revenue Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Subordinated Certificates.

         Under an aggregation rule in the OID Regulations, because the Subordinated Certificates will be sold as Subordinated Units, they may be treated as a single debt instrument for purposes of determining issue price, stated redemption price at maturity and original yield to maturity (each as defined below), for accruing original issue discount, and for certain other purposes. This rule would not apply, however, if, among other things, the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates were "part of an issue a substantial portion of which is traded on an established market." Under applicable Treasury regulations, a debt instrument is traded on an established market if, among other things, price quotations are available from dealers, brokers or traders. It is not certain whether this requirement will be met. Accordingly, the Depositor believes that the Subordinated Certificates should be treated as a single debt instrument for OID purposes. If the aggregation rule applies, it should have no major effect on the holder of a Subordinated Unit. Upon a sale of one or more classes of Subordinated Certificates the holder should allocate its adjusted basis in the Subordinated Unit between the sold and retained portions for purposes of computing gain or loss. See "Sale or Exchange of Subordinated Units." It is not clear how a subsequent purchaser of a single class of Subordinated Certificates would compute original discount with respect to such Class. The balance of this discussion assumes that the aggregation rule will apply.

         The total amount of OID on a Subordinated Unit is the excess of the "stated redemption price at maturity" of the Subordinated Unit over its "issue price." The issue price of a Subordinated Unit is the price at which a substantial amount of such Subordinated Units is first sold to investors (other than bond houses, brokers or underwriters). The issue price will also include any accrued interest attributable to the period prior to the issue date of the Subordinated Units, unless the holder elects on its federal income tax return to exclude such amounts from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Subordinated Unit is the sum of all payments provided by the debt instrument other than qualified stated interest payments. Under the OID Regulations, qualified stated interest generally includes interest payable at a single fixed rate if such interest payments are unconditionally payable at intervals of one year or less during the entire term of the obligation. Qualified stated interest does not include the portion of interest payable on the first Distribution Date that exceeds interest for the number of days between the Startup Day and the first Distribution Date. Accordingly, because the Subordinate Certificates will all bear the same fixed rate of interest, it is anticipated that the Trustee will treat all payments of interest on the Subordinated Units [(other than ___ days of interest payable at the Pass-Through Rates thereon payable on the first Distribution Date)] as qualified stated interest and consequently as not includible in the stated redemption price at maturity of such Classes. Based on the foregoing, it is anticipated that the Subordinated Units will be issued with OID in an amount equal to the excess of their aggregate initial Certificate Balance [(plus ___ days of interest at the Pass-Through Rate thereon)] over their issue price (including accrued interest).

         Under a de minimis rule, OID on a Subordinated Unit will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Subordinated Unit multiplied by the weighted average maturity of the Subordinated Unit. For this purpose, the weighted average maturity of the Subordinated Unit is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Subordinated Unit and the denominator of which is the stated redemption price at maturity of the Subordinated Unit. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the Prepayment Assumptions (defined above under "Prepayment and Yield Considerations--Weighted Average Life of Subordinated Units") and the anticipated reinvestment rate, if any, relating to the Subordinated Units. The Prepayment Assumptions with respect to the Subordinated Units is [a ___% constant prepayment rate] [based on Scenario __ set forth above under "Prepayment and Yield Considerations."] No representation is made that the Mortgage Loans will prepay at such rate or any other rate. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Subordinated Unit is held as a capital asset. Under the OID Regulations, however, holders of Subordinated Units may elect to accrue all de minimis OID, as well as market discount and market premium, under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method." Based on the foregoing, it is anticipated that the Subordinated Units will not be issued with de minimis OID.

         A Certificateholder of a Subordinated Unit issued with OID generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the OID, if any, on the Subordinated Unit accrued during an accrual period for each day on which it holds the Subordinated Unit, including the date of purchase but excluding the date of disposition. With respect to a Subordinated Unit determined to be issued with OID, a calculation will be made of the OID that accrues during each successive full accrual period (or shorter period from the date of original issue). Each accrual period with respect to the Subordinated Units will begin on each Distribution Date (or the Startup Day in the case of the first accrual period) and end on the day preceding the next Distribution Date. Under Code Section 1272(a)(6), OID is to be calculated initially based on a principal payment schedule that takes into account expected prepayment behavior and an anticipated reinvestment rate in the manner to be specified in Treasury Regulations. The Conference Committee Report to the 1986 Act indicates that such schedule is intended to be based on the Prepayment Assumptions with no assumed reinvestment rate. The OID accruing in a full accrual period will be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Subordinated Unit as of the end of that accrual period and (b) the distributions made on the Subordinated Unit during the accrual period that are included in the Subordinated Unit's stated redemption price at maturity over (ii) the adjusted issue price of the Subordinated Unit at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Subordinated Unit as of the Startup Day, (ii) events (including actual prepayments, if any) that have occurred prior to the end of the accrual period, (iii) the Prepayment Assumptions and (iv) a schedule of interest payments based on the Mortgage Rates and the maturities of the Mortgage Loans based on the Prepayment Assumptions. For these purposes, the adjusted issue price of a Subordinated Unit at the beginning of any accrual period equals the issue price of the Subordinated Unit, increased by the aggregate amount of original issue discount with respect to the Subordinated Unit that accrued in all prior accrual periods and reduced by the amount of distributions included in the Subordinated Unit's stated redemption price at maturity that were made on the Subordinated Unit that were attributable to such prior periods. In addition, the original yield to maturity of a Subordinated Unit should be calculated based on its issue price, assuming that the Unit will be paid in all periods in accordance with the Prepayment Assumptions, and with compounding at the end of each accrual period used in the formula. The OID accruing during any accrual period (as determined in this paragraph) will be divided by the number of days in the period to determine the daily portion of OID for each day in the period. [OID for the first short accrual period between the Startup Day and the first Distribution Date will be determined using the exact method.]


         ACQUISITION PREMIUM


         A purchaser of a Subordinated Unit issued with OID at a price greater than its adjusted issue price and less than its remaining stated redemption price at maturity will be required to include in gross income the daily portions of the OID on the Subordinated Unit reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method."


         MARKET DISCOUNT


         A purchaser of a Subordinated Unit may be subject to the market discount rules of Code Sections 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of OID, "market discount" is the amount by which the purchaser's original basis in the Subordinated Unit is exceeded by the adjusted issue price of such Subordinated Unit at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Subordinated Unit as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury Regulations and should take into account the Prepayment Assumptions. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) either in the ratio of interest accrued for the relevant period to the sum of interest accrued for such period plus the remaining interest as of the end of such period or in the ratio of OID accrued for the relevant period to the sum of the OID accrued for such period plus the remaining OID as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Subordinated Unit as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry the Subordinated Unit over the interest (including OID) distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Subordinated Unit for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Subordinated Unit is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply.
See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

         Market discount with respect to a Subordinated Unit will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Subordinated Unit multiplied by the weighted average maturity of the Subordinated Unit remaining after the date of purchase, rounding down the date each payment included in the stated redemption price at maturity is expected to be made to the next lowest number of whole years. Such de minimis market discount should be reportable in the same manner as de minimis OID as determined above under "Original Issue Discount." Treasury Regulations implementing the market discount rules have not yet been issued, and investors should therefore consult their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of a constant interest rate.

         PREMIUM

         Subordinated Units may be purchased at a premium, i.e., at a cost greater than their remaining stated redemption price at maturity. If the Certificateholder holds such a Subordinated Unit as a "capital asset" within the meaning of Code Section 1221, the Certificateholder may elect under Code
Section 171 to amortize such premium under the constant interest method. Such election applies to all debt instruments held by the Certificateholders at the beginning of the taxable year as to which the election is made or acquired thereafter and is irrevocable except with the consent of the Internal Revenue Service. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Subordinated Units, although it is unclear whether the alternatives to the constant interest method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Subordinated Unit rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.


         ELECTION TO TREAT ALL INTEREST UNDER THE CONSTANT YIELD METHOD


         A holder of a debt instrument such as a Subordinated Unit may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis OID, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Internal Revenue Service. Investors should consult their own tax advisors regarding the advisability of making such an election.


         TREATMENT OF LOSSES


         Certificateholders will be required to report income with respect to the Subordinated Units on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Subordinated Unit may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectability until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166.

         To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that Certificateholders that are corporations or that otherwise hold the Subordinated Units in connection with a trade or business should in general be allowed to deduct as an ordinary loss such loss with respect to principal sustained during the taxable year on account of any such Subordinated Units becoming wholly or partially worthless, and that, in general, Certificateholders that are not corporations and that do not hold the Subordinated Units in connection with a trade or business will be allowed to deduct as a loss, which may be a short-term capital loss, any loss sustained during the taxable year on account of any such Subordinated Units becoming wholly worthless. The Internal Revenue Service could assert, however, that losses on the Subordinated Units are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" OID which would be deductible only against future positive OID or otherwise upon termination of the Class. Certificateholders are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Subordinated Units. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Subordinated Units.

         SALE OR EXCHANGE OF SUBORDINATED UNITS

         If a Certificateholder sells or exchanges a Subordinated Unit, the Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Subordinated Unit. The adjusted basis of a Subordinated Unit generally will equal the cost of the Subordinated Unit to the seller, increased by any OID or market discount previously included in the seller's gross income with respect to the Subordinated Unit and reduced by amounts included in the stated redemption price at maturity of the Subordinated Unit that were previously received by the seller, by any amortized premium, and by any recognized losses.

         Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Subordinated Unit realized by an investor who holds the Subordinated Unit as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Subordinated Unit has been held for the long-term capital gain holding period (more than one year). Such gain will be treated as ordinary income (i) if a Subordinated Unit is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code
Section 1274(d) in effect at the time the holder entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction,
(ii) in the case of an non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Subordinated Unit were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to such Subordinated Unit. In addition, gain or loss recognized from the sale of a Subordinated Unit by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


         TAXES THAT MAY BE IMPOSED ON A REMIC


         Prohibited Transactions. Income from certain transactions by a REMIC, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of holders of Class R and Class LR Certificates, but rather will be taxed directly to the related REMIC at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default, or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC, or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC is permitted to hold,
(iii) the receipt of compensation for services, or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC property to prevent a default on regular interests as a result of a default on qualified mortgages or to facilitate a qualified liquidation or a clean-up call. The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, or the waiver of a due-on-sale or due-on encumbrance clause. It is not anticipated that either REMIC will engage in any prohibited transaction.


         Contributions to a REMIC After the Startup Day. In general, a REMIC will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC after the Startup Day. Exceptions are provided for cash contributions to the REMIC (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a holder of a Residual Certificate, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted in Treasury Regulations yet to be issued. It is not anticipated that there will be any taxable contributions to either REMIC.


         Net Income from Foreclosure Property. The Lower-Tier REMIC will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by foreclosure or deed in lieu of foreclosure would be treated as "foreclosure property" for a period of two years, with possible extensions. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Examples of taxable net income from foreclosure property include net income received as a result of the operation and management of a trade or business on the foreclosure property (within the meaning of the rules applicable to real estate investment trusts), income from the furnishing or rendering of services to the tenants of such foreclosure property by an independent contractor, to the extent that such services are not customarily furnished to tenants in properties of a similar class in the geographic market in which the property is located, and rental income based on the net profits of a tenant.


         LIQUIDATION OF THE REMIC

         If a REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be taxable on any gain on the sale of its assets, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of regular and residual interests within the 90-day period.

         TAXATION OF CERTAIN FOREIGN INVESTORS


         Interest, including OID, distributable to holders of Subordinated Units or Subordinated Certificates who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (i.e., any person who is not a "U.S. Person"), will be considered "portfolio interest" and, therefore, generally will not be subject to a 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code
Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Subordinated Unit or Subordinated Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Subordinated Unit or Subordinated Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Certificate. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.


         BACKUP WITHHOLDING


         Distributions made on the Subordinated Units or Subordinated Certificates, and proceeds from the sale of the Subordinated Units or Subordinated Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 at the rate of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Subordinated Unit or Subordinated Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Subordinated Units or Subordinated Certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Certificateholder's federal income tax liability.



REPORTING REQUIREMENTS


         Each of the Upper-Tier REMIC and the Lower-Tier REMIC will be required to maintain its books on a calendar year basis and to file federal income tax returns in a manner similar to a partnership. The form for such returns is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign each REMIC's returns. It is anticipated that the REMIC's books and the Trustee's reports to investors will reflect the aggregate treatment of the Subordinated Units as a single debt instrument, without regard to whether the Subordinated Certificates become separately tradable.

         Reports of accrued interest, original issue discount, if any, and information necessary to compute the accrual of any market discount on the Subordinated Units will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Subordinated Units or beneficial owners who own Subordinated Units through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Subordinated Units (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to the Upper-Tier REMIC and Lower-Tier REMIC. Holders through nominees must request such information from the nominee.

         Treasury Regulations require that, in addition to the foregoing requirements, information must be furnished annually to holders of Subordinated Units and filed annually with the Internal Revenue Service concerning the percentage of each REMIC's assets meeting the qualified asset tests described above under "Status of Certificates."

         DUE TO THE COMPLEXITY OF THESE RULES AND THE CURRENT UNCERTAINTY AS TO THE MANNER TO THEIR APPLICATION TO THE TRUST FUND AND CERTIFICATEHOLDERS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE SUBORDINATE CERTIFICATES.


                             ERISA CONSIDERATIONS


         Because the Subordinated Certificates are subordinate to one or more Classes of Certificates, the purchase and holding of the Subordinated Certificates by or on behalf of a Plan may result in "prohibited transactions" within the meaning of ERISA, Section 4975 of the Code or any Similar Law. Accordingly, each prospective transferee of a Subordinated Certificate that is a Definitive Certificate will be required to (a) deliver to the Depositor, the Certificate Registrar and the Trustee a representation letter substantially in the form set forth as an exhibit to the Pooling and Servicing Agreement stating that such transferee is not a Plan or a person acting on behalf of or investing the assets of a Plan, other than an insurance company investing the assets of its general account under circumstances whereby the purchase and subsequent holding of the Subordinated Certificate would be exempt from the prohibited transaction restrictions of ERISA and the Code under Sections I and III of PTE 95-60, or (b) provide (i) an opinion of counsel in form and substance satisfactory to the Certificate Registrar that the purchase of the Subordinated Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction restrictions of ERISA, the Code or any Similar Law and will not subject the Depositor, the Servicer, the Special Servicer, the Trustee, or the Fiscal Agent to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and (ii) such other opinions of counsel, officers' certificates and agreements as the Certificate Registrar may require in connection with such transfer. The purchaser or transferee of any interest in a Subordinated Certificate that is not a Definitive Certificate shall be deemed to represent that it is not a person described in clause (a) above. The Subordinated Certificates will contain a legend describing such restrictions on transfer and the Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void.

         The sale of Certificates to a Plan is in no respect a representation by the Depositor or Underwriters that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.


                               LEGAL INVESTMENT


         The Subordinated Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). The appropriate characterization of the Subordinated Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Subordinated Certificates, may be subject to significant interpretive uncertainties.

         All depository institutions considering an investment in the Subordinated Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy Statement") of the Federal Financial Institutions Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Office of Thrift Supervision, and by the National Credit Union Administration (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities," except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

         Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any Subordinated Certificates, as they may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

         No representation is made as to the proper characterization of the Subordinated Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Subordinated Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Subordinated Certificates) may adversely affect the liquidity of the Subordinated Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Subordinated Certificates constitute a legal investment or are subject to investment, capital or other restrictions.

         Investors should consult their own legal advisors in determining whether and to what extent the Subordinated Certificates constitute legal investments for such investors.

                             PLAN OF DISTRIBUTION


         Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") between the Depositor and Bear, Stearns & Co. Inc. and Nomura Securities International, Inc. (the "Underwriters"), each of the Underwriters has severally agreed to purchase from the Depositor, and the Depositor has agreed to sell to each of the Underwriters, the respective principal balance of Subordinated Units set forth opposite its name at the price to the public set forth on the cover page of this Prospectus, less underwriting discount:

                                                   PRINCIPAL BALANCE OF
                      UNDERWRITERS                 SUBORDINATED UNITS(1)

 Bear, Stearns & Co. Inc..........................    $
 Nomura Securities International, Inc.
                                                      $
 __________________
 (1)      Subject to a permitted variance of plus or minus 5%.

         The Underwriting Agreement provides that the obligations of the several Underwriters are subject to the approval of certain legal matters by counsel, and to certain other conditions. The nature of the Underwriters' obligations is such that the Underwriters are committed to purchase all of the Subordinated Units, if any are purchased, at a purchase price of [ ]% of the initial principal balance thereof as of the Cutoff Date, plus accrued interest from the Cut-off Date, before deducting expenses payable by the Depositor. In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitment of the non-defaulting Underwriter may be increased or the Underwriting Agreement may be terminated. After the initial public offering of the Subordinated Units, the offering price and other selling terms may be changed by the Underwriters.

         The Depositor [and the Mortgage Loan Seller] will indemnify the Underwriters against certain liabilities, including civil liabilities under the Act or will contribute to payments that the Underwriters may be required to make in respect thereof in accordance with the terms and provisions of the Underwriting Agreement.

         Since the Trust Fund is a "direct participation program" as defined in NASD Conduct Rule 2810, the Underwriters believe that the provisions of the NASD's Conduct Rule 2720 do not apply to the offering. Rule 2720 imposes certain conditions on offerings by issuers affiliated, or which have conflicts of interest, with the underwriters, including a requirement that the public offering price can be no lower than that recommended by a "qualified independent underwriter," which must (i) be an NASD member experienced in the securities or investment banking business, (ii) not be an affiliate of the issuer of the securities, and (iii) agree to undertake the responsibilities and liabilities of an underwriter under the Act. Notwithstanding the inapplicability of Rule 2720, Bear, Stearns & Co. Inc. ("Bear Stearns") is serving in such role, and the public offering price of the Subordinated Units offered hereby is not lower than Bear Stearns' recommended public offering price. Bear Stearns also participated in the preparation of the registration statement of which this prospectus is a part and has performed due diligence with respect thereto.

         Pursuant to the provisions of NASD Conduct Rule 2810(b)(2)(C), NASD members may not execute transaction in the Subordinated Units for any accounts over which they exercise discretionary authority without prior written approval of the customer.

         There is currently no secondary market for the Subordinated Units or the Subordinated Certificates. Each of the Underwriters currently expects to make a secondary market in the Subordinated Units and, if separately traded, the Subordinated Certificates, but has no obligation to do so. There can be no assurance that an active secondary market for the Subordinated Units or, if separately traded, Subordinated Certificates will develop or that any such market, if established, will continue.


         This Prospectus dated [ ], 1997 may only be issued or passed on in the United Kingdom to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 or is a person to whom this Prospectus may otherwise lawfully be issued or passed on.

         The Trust Fund described in this Prospectus may only be promoted (whether by the issuing or passing on of documents as referred to in the foregoing restriction or otherwise) by an authorized person under Chapter III of the Financial Services Act 1986 of the United Kingdom ("FSA") to a person in the United Kingdom if that person is of a kind described in section 76(2) of the FSA or as permitted by the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.


         The Mortgage Loan Seller and NSI are wholly owned subsidiaries of Nomura Holding America Inc. The Depositor is a wholly owned subsidiary of the Mortgage Loan Seller. The Mortgage Loan Seller or an affiliate has acquired a preferred equity interest in [ ] of the borrowers, which are the borrowers with respect to Mortgage Loans representing approximately [ ]% of the Initial Pool Balance. The Mortgage Loan Seller or its affiliates have other financing relationships with affiliates of certain borrowers, and may enter into other such relationships in the future. Certain officers and directors of the Depositor and its affiliates own publicly traded equity interests in affiliates of the borrowers.



                                 LEGAL MATTERS


         Certain legal matters will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York. Certain legal matters will be passed upon for the Underwriters by Shearman & Sterling, New York, New York.


                             FINANCIAL INFORMATION

         A new Trust Fund is being formed with respect to the Certificates and the Trust Fund will not engage in any business activities or have any assets or obligations prior to the issuance of the Certificates. Accordingly, no financial statements with respect to the Trust Fund will be included in this Prospectus.

                                    RATING


         It is a condition to the issuance of the Subordinated Certificates that (i) the Senior Certificates be issued and offered, (ii) the Class B-1 Certificates be rated "___" by ________, the Class B-2 Certificates be rated "___" by ________, the Class B-3 Certificates be rated "___" by ________, the Class B-4 Certificates be rated "____" by ________, the Class B-5 Certificates be rated "____" by ________ and the Class B-6 Certificates be rated "____" by
________.

         The Rating Agencies' ratings on mortgage pass-through certificates address the likelihood of the timely payment of interest and the ultimate repayment of principal by the Rated Final Distribution Date. The Rating Agencies' ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the Mortgage Pool is adequate to make payments required under the Certificates. Ratings on mortgage pass-through certificates do not, however, represent an assessment of the likelihood, timing or frequency of principal prepayments (both voluntary and involuntary) by mortgagors, or the degree to which such prepayments might differ from those originally anticipated. The security ratings do not address the possibility that Certificateholders might suffer a lower than anticipated yield. In addition, ratings on mortgage pass-through certificates do not address the likelihood of receipt of Prepayment Premiums, Net Default Interest or Excess Interest or the timing or frequency of the receipt thereof. In general, the ratings thus address credit risk and not prepayment risk. Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

         There can be no assurance as to whether any rating agency not requested to rate the Subordinated Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Subordinated Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by the Rating Agencies pursuant to the Depositor's request.

         The rating of the Subordinated Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.


                             AVAILABLE INFORMATION


         The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Act with respect to the Subordinated Certificates. This Prospectus contains summaries of the material terms of the documents referred to herein, but does not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a site on the World Wide Web (the "Web") at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Subordinated Certificates or an offer of the Subordinated Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                                         INDEX OF SIGNIFICANT DEFINITIONS




--A--

ACLI Reports.....................................................................................................49
ACMs.............................................................................................................39
ADA..............................................................................................................41
Advance Rate....................................................................................................135
Advances........................................................................................................135
Allocated Loan Amount............................................................................................65
AMI..............................................................................................................13
Amortization.....................................................................................................66
AMRESCO..........................................................................................................13
Annual Debt Service..............................................................................................65
Anticipated Repayment Date.......................................................................................66
Appraisal Reduction Event........................................................................................87
ARD..............................................................................................................14
ARD Loan.........................................................................................................64
Assumed Maturity Date............................................................................................21
Assumed Scheduled Payment........................................................................................83
Available Funds..................................................................................................79

--B--

Balloon Loans....................................................................................................59
Balloon Payment..................................................................................................59
Bloomfield.......................................................................................................14
Bloomfield Purchase Agreement...................................................................................133

--C--

Cash Collateral Accounts........................................................................................136
CEDEL.............................................................................................................6
CEDEL Participants...............................................................................................90
CERCLA...........................................................................................................39
Certificate Balance...............................................................................................7
Certificate Registrar............................................................................................88
Certificateholder................................................................................................88
Class.............................................................................................................7
Code.............................................................................................................23
Collateral Account..............................................................................................146
Collateral Substitution Deposit..................................................................................60
Collection Account..............................................................................................136
Collection Period................................................................................................80
Cooperative......................................................................................................90
Coupon Strip Certificates........................................................................................76
Cut-off Date Allocated Loan Amount...............................................................................65
Cut-off Date Principal Balance...................................................................................67

--D--

Debt Service Coverage Ratio......................................................................................65
Default Interest.................................................................................................80
Default Interest Distribution Account...........................................................................136
Default Rate.....................................................................................................80
Defeasance Lock-out Period.......................................................................................60
Defeasance Option................................................................................................60
Definitive Certificate...........................................................................................88
Deposit.........................................................................................................146
Depositaries.....................................................................................................88
Depositor.........................................................................................................6
Directing Holders...............................................................................................145
Distribution Account............................................................................................136
Distribution Date................................................................................................78
DSCR.............................................................................................................65
DTC...............................................................................................................6


--E--

Eligible Bank...................................................................................................137
Euroclear.........................................................................................................6
Euroclear Operator...............................................................................................90
Euroclear Participants...........................................................................................90
Event of Default................................................................................................141
Excess Cash Flow.................................................................................................59
Excess Interest..................................................................................................80
Excess Interest Distribution Account............................................................................136
Excess Rate......................................................................................................58

--F--

Fair Market Value...............................................................................................145
Fiscal Agent.....................................................................................................18
Fitch Study......................................................................................................49
Fixed Voting Rights Percentage..................................................................................143
Form 8-K.........................................................................................................19
Franchise........................................................................................................66
FSA.............................................................................................................181

--G--

GLA..............................................................................................................67
Global Securities...............................................................................................189

--H--

Holders..........................................................................................................91
Hotel Loan.......................................................................................................50
Hotel Property...................................................................................................50
Hudson Hotels Borrower...........................................................................................56
Hudson Hotels Manager............................................................................................56
Hudson Hotels Pool Loan..........................................................................................56
Hudson Hotels Property...........................................................................................56

--I--

Indirect Participants............................................................................................89
Industrial Loan..................................................................................................50
Industrial Property..............................................................................................50
Initial Pool Balance.............................................................................................49
Instructions....................................................................................................145
Interest Accrual Amount..........................................................................................81
Interest Accrual Period..........................................................................................81
Interest Reserve Account........................................................................................136
Interest Shortfall...............................................................................................81

--K--

Kendall Borrower.................................................................................................53
Kendall Square Pool Loan.........................................................................................53
Kendall Square Pool Properties...................................................................................53

--L--

Loan-to-Value Ratio..............................................................................................66
Lock Box Accounts...............................................................................................135
Lock-out Period..................................................................................................59
Lower Rate......................................................................................................145
Lower-Tier Interests.............................................................................................19
Lower-Tier Regular Interests....................................................................................169
Lower-Tier REMIC................................................................................................168
LTV..............................................................................................................66


--M--

Marina Harbor Borrower...........................................................................................57
Marina Harbor Loan...............................................................................................56
Marina Harbor Maturity Date......................................................................................56
Marina Harbor Property...........................................................................................56
Mezzanine Debt...................................................................................................34
Minimum Defaulted Monthly Payment...............................................................................144
Mobile Home Loan.................................................................................................50
Mobile Home Property.............................................................................................50
Monthly Debt Service Payment.....................................................................................59
Monthly Mortgage Loan Payments...................................................................................35
Monthly Operating Expenses.......................................................................................35
Monthly Payments.................................................................................................58
Mortgage.........................................................................................................49
Mortgage Loan Assumptions.......................................................................................118
Mortgage Loan Purchase and Sale Agreement........................................................................50
Mortgage Loan Seller.............................................................................................12
Mortgage Loans....................................................................................................6
Mortgage Pass-Through Rate.......................................................................................82
Mortgage Pool.....................................................................................................6
Mortgage Rate....................................................................................................83
Mortgaged Properties..............................................................................................6
Multifamily Loan.................................................................................................50
Multifamily Property.............................................................................................50

--N--

Net Cash Flow....................................................................................................64
Net Default Interest.............................................................................................80
Net Mortgage Pass-Through Rate...................................................................................82
Net REO Proceeds.................................................................................................80
Note.............................................................................................................49
NSI..............................................................................................................12

--O--

Occupancy........................................................................................................66
Office Loan......................................................................................................50
Office Property..................................................................................................50
OID.............................................................................................................171
Original Principal Loan Balance..................................................................................65
Originators......................................................................................................14

--P--

P&I Advance.....................................................................................................134
Participants.....................................................................................................88
Pass-Through Rate................................................................................................22
Paying Agent.....................................................................................................19
Percentage Interest..............................................................................................78
Permitted Investments...........................................................................................137
Pool Loan........................................................................................................67
Pooling and Servicing Agreement.................................................................................126
Preferred Interest Holder........................................................................................34
Prepayment Assumptions..........................................................................................117
Prepayment Premium...............................................................................................59
Prime Rate......................................................................................................135
Principal Distribution Amount....................................................................................20
Principal Prepayments............................................................................................80
Principal Recovery Fee..........................................................................................154
Property Advances...............................................................................................135

--R--

Rated Final Distribution Date...................................................................................116

   Realized Loss.................................................................................................86
Record Date......................................................................................................78
Regular Certificates............................................................................................169
Release Date.....................................................................................................60
Remaining Lock-out...............................................................................................66
REMIC.............................................................................................................7
REMIC Regulations...............................................................................................168
REO Account......................................................................................................76
REO Mortgage Loan................................................................................................84
REO Property.....................................................................................................76
Repurchase Price................................................................................................132
Reserve Accounts.................................................................................................51
Residual Certificates............................................................................................23
Retail Loan......................................................................................................50
Retail Property..................................................................................................50
Revised Rate.....................................................................................................58
Rules............................................................................................................89

--S--

Saracen Borrower.................................................................................................54
Saracen Pool Loan................................................................................................54
Saracen Pool Property............................................................................................54
SEL...............................................................................................................7
Senior Housing/Healthcare Loan...................................................................................50
Senior Housing/Healthcare Property...............................................................................50
Servicer.........................................................................................................13
Servicer's Appraisal Estimate....................................................................................87
Servicer Remittance Date........................................................................................134
Servicing Compensation..........................................................................................152
Servicing Fee...................................................................................................152
Servicing Fee Rate..............................................................................................152
Servicing Standard..............................................................................................133
SMMEA...........................................................................................................178
Special Servicer.................................................................................................13
Special Servicing Fee...........................................................................................154
Specially Serviced Mortgage Loan................................................................................153
Stated Maturity Date.............................................................................................65
Subordinated Units................................................................................................7

--T--

Terms and Conditions.............................................................................................91
Treasury Rate....................................................................................................58
Treasury Regulations............................................................................................169
Trust Fund........................................................................................................6
Trust REMIC.....................................................................................................168
Trustee..........................................................................................................18
Trustee Fee.....................................................................................................151

--U--

U.S. Person.....................................................................................................192
Underwriters....................................................................................................180
Underwriting Agreement..........................................................................................180
Unscheduled Payments.............................................................................................80
Updated Appraisal...............................................................................................144
Upper-Tier Distribution Account.................................................................................136
Upper-Tier REMIC................................................................................................168

--V--

Voting Rights...................................................................................................143


--W--

Weighted Average Net Mortgage Pass-Through Rate..................................................................82
Wells Holdings...................................................................................................54
Withheld Amounts................................................................................................136

--Z--

Zoning Laws......................................................................................................41


                                                                 ANNEX A

                             LOAN CHARACTERISTICS


        Loan Name                                    Property Name                            Property Typ
Woodland Park Investments Co.              Woodland Park Retirement                               ASLV
Prime Retail II                            Oak Creek Factory Outlets                              FACT
Prime Retail II                            Bed Factory Outlets                                    FACT
Prime Retail II                            Coeur D'Alene Factory Outlets                          FACT
Best Western-Jacksonville                  Best Western - Jacksonville                            HOTL
Comfort Inn - Castaic                      Comfort Inn - Castaic                                  HOTL
Country Hearth Inn - Orlando               Country Hearth Inn - Orlando                           HOTL
Diamond Inn                                Diamond Inn                                            HOTL
Econolodge Arizona                         Econolodge Arizona                                     HOTL
Holiday Inn - Alexandria                   Holiday Inn - Alexandria                               HOTL
Holiday Inn Express Hotel - East Haven     Holiday Inn Express Hotel - East Haven                 HOTL
Holiday Inn New Orleans                    Holiday Inn New Orleans                                HOTL
Hudson Hotels                              Fairfield Inn - Albany                                 HOTL
Hudson Hotels                              EconoLodge - Canandaigua                               HOTL
Hudson Hotels                              Fairfield Inn - Cary                                   HOTL
Hudson Hotels                              Fairfield Inn - Charleston                             HOTL
Hudson Hotels                              Cricket Inn - Charlotte                                HOTL
Hudson Hotels                              Fairfield Inn - Columbia                               HOTL
Hudson Hotels                              Seagate Hotel                                          HOTL
Hudson Hotels                              Cricket Inn - Durham-Duke                              HOTL
Hudson Hotels                              Fairfield Inn - Durham RTP                             HOTL
Hudson Hotels                              Comfort Inn - Jamestown                                HOTL
Hudson Hotels                              Brookwood Inn - Pittsford                              HOTL
Hudson Hotels                              Cricket Inn - Raleigh                                  HOTL
Hudson Hotels                              Fairfield Inn - Richmond                               HOTL
Hudson Hotels                              Comfort Inn - Rochester                                HOTL
Hudson Hotels                              Fairfield Inn - Wilmington                             HOTL
Hudson Hotels                              Fairfield Inn - Statesville                            HOTL
Inn at Manchester                          Clarion Suites Inn                                     HOTL
Knights Inn-Maumee                         Knights Inn-Maumee                                     HOTL
Ramada Inn - Nashville                     Ramada Inn - Nashville                                 HOTL
Ramada Inn Bossier                         Ramada Inn Bossier                                     HOTL
Residence Inn-Gainesville                  Residence Inn - Gainsville                             HOTL
Residence Inn-Herndon                      Residence Inn - Herndon                                HOTL
Tramz                                      Holiday Inn - Carrier Circle                           HOTL
Tramz                                      Holiday Inn - Airport                                  HOTL
Cleveland Industrial Portfolio             Berea Road                                             IND
Cleveland Industrial Portfolio             6200 Harvard                                           IND
Cleveland Industrial Portfolio             Babbitt Road                                           IND
Cleveland Industrial Portfolio             Stones Levee                                           IND
Cleveland Industrial Portfolio             Eddy Road                                              IND
Cleveland Industrial Portfolio             East 34th Street                                       IND
Cleveland Industrial Portfolio             Grant                                                  IND
Cleveland Industrial Portfolio             Industrial Parkway                                     WARE
2 St. Marks/Greystone                      Greystone                                              MF
2 St. Marks/Greystone                      St. Marks                                              MF
Candlelite Apartments                      Candlelite Apartments                                  MF
Decker Building                            Decker Building                                        MF
El Camino Apts.                            El Camino Real Apartments                              MF
Emory Arms Apartments                      Emory Arms Apartments                                  MF
Fairdale Apartments                        Fairdale Apartments                                    MF

        Loan Name                             Address                            City             State      Zip       of Units
Woodland Park Investments Co.           21200 Ventura Blvd.                  Woodland Hills         CA      91634         250
Prime Retail II                         6601-6657 Hwy. 179                   Sedona                 AZ      86351      82,062
Prime Retail II                         61330 Highway 97                     Bend                   OR      97702      96,895
Prime Retail II                         3900 Riverbend Ave                   Post Falls             ID      83854     179,125
Best Western-Jacksonville               300 N. Park Avenue                   Orange Park            FL      32073         201
Comfort Inn - Castaic                   31558 Castaic Rd                     Castaic                CA      91384         120
Country Hearth Inn - Orlando            9861 International Drive             Orlando                FL      32819         150
Diamond Inn                             1009 South Main Street               Salt Lake City         UT      84111          62
Econolodge Arizona                      121 S. Lake Powell Blvd.             Page                   AZ      86040          63
Holiday Inn - Alexandria                480 King Street                      Alexandria             VA      22314         227
Holiday Inn Express Hotel - East Haven  30 Frontage Road                     East Haven             CT      06511
Holiday Inn New Orleans                 100 West Bank Expressway             Gretna                 LA      70053         308
Hudson Hotels                           2586 N. Slappey Blvd.                Albany                 GA      31701         122
Hudson Hotels                           170 Eastern Blvd                     Canandaigua            NY      14424          65
Hudson Hotels                           1716 Walnut St.                      Cary                   NC      27511         125
Hudson Hotels                           7415 Northside Dr                    Charleston             NC      29420         119
Hudson Hotels                           1200 W Sugar Creek Rd.               Charlotte              NC      28213         132
Hudson Hotels                           8104 Two Notch Rd.                   Columbia               SC      29223         129
Hudson Hotels                           400 So. Ocean Blvd                   Delray Beach           FL      33483          70
Hudson Hotels                           2306 Elba St.                        Durham                 NC      27705         150
Hudson Hotels                           4507 NC Highway 55                   Durham                 NC      27713          96
Hudson Hotels                           2800 N. Main St. Ext                 Jamestown              NY      14701         101
Hudson Hotels                           800 Pittsford-Victor Rd              Pittsford              NY      14534         108
Hudson Hotels                           3201 Wake Forest Rd                  Raleigh                NC      27609         149
Hudson Hotels                           7300 W Broad St                      Richmond               VA      23294         124
Hudson Hotels                           1501 Ridge Rd West                   Rochester              NY      14615          83
Hudson Hotels                           4926 Market St.                      Wilmington             NC      28403         120
Hudson Hotels                           1503 E. Broad St                     Statesville            NC      28677         118
Inn at Manchester                       191 Spencer Street                   Manchester             CT      06040         104
Knights Inn-Maumee                      1520 South Hollan/Sylvania Road      Maumee                 OH      43537         161
Ramada Inn - Nashville                  837 Briley Parkway                   Nashville              TN      37217         144
Ramada Inn Bossier                      750 Isle of Capri Blvd.              Bossier                LA      71111         244
Residence Inn-Gainesville               4001 SW 13th St                      Gainesville            FL      32608          80
Residence Inn-Herndon                   315 Elden Street                     Herndon                VA      22070         168
Tramz                                   6501 College Drive                   East Syracuse          NY      13057         203
Tramz                                   6701 Buckley Road                    North Syracuse         NY      13212         187
Cleveland Industrial Portfolio          10408-10750 Berea Road               Lakewood               OH      44102     236,066
Cleveland Industrial Portfolio          6200 Harvard Avenue                  Cleveland              OH      44105     123,095
Cleveland Industrial Portfolio          1261-1267 Babbitt Road               Euclid                 OH      44132     103,412
Cleveland Industrial Portfolio          401-607 Stones Levee                 Cleveland              OH      44113      81,790
Cleveland Industrial Portfolio          341-353 Eddy Road                    Cleveland              OH                142,026
Cleveland Industrial Portfolio          2912-2972 East 34th Street           Cleveland              OH      44115     141,287
Cleveland Industrial Portfolio          5207-5215 Grant Avenue               Cleveland              OH      44125      76,000
Cleveland Industrial Portfolio          1261 Industrial Parkway              Brunswick              OH      44212      84,636
2 St. Marks/Greystone                   7585 Ingram Road                     San Antonio            TX      78232         572
2 St. Marks/Greystone                   37 St. Marks Place                   New York               NY      10003      19,243
Candlelite Apartments                   700 Candelite Ct.                    Fort Wayne             IN      46807         130
Decker Building                         33 Union Square West                 New York               NY      10003          18
El Camino Apts.                         1600 Tamarack                        McAllen                TX      78501         135
Emory Arms Apartments                   1295 E. Rock Spr. Rd.                Atlanta                GA      30306          60
Fairdale Apartments                     6600 Fairdale                        San Antonio            TX      78218         220

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
Woodland Park Investments Co.                   beds        1.69        $2,712,000.00    7,500,000.00       1974
Prime Retail II                                  sf         1.40        $7,100,000.00   12,300,000.00
Prime Retail II                                  sf         1.40        $8,000,000.00   13,000,000.00
Prime Retail II                                  sf         1.40       $11,900,000.00   18,700,000.00       1991
Best Western-Jacksonville                       rooms       1.41        $4,100,000.00    6,500,000.00       1974
Comfort Inn - Castaic                           rooms       1.45        $3,000,000.00    4,725,000.00       1988
Country Hearth Inn - Orlando                    rooms       1.50        $4,600,000.00    7,700,000.00       1985
Diamond Inn                                     rooms       1.62        $2,100,000.00    3,600,000.00       1995
Econolodge Arizona                              rooms                   $1,200,000.00    2,000,000.00
Holiday Inn - Alexandria                        rooms       1.80       $15,000,000.00   30,000,000.00       1974
Holiday Inn Express Hotel - East Haven                      1.67        $1,500,000.00    3,300,000.00       1963
Holiday Inn New Orleans                         rooms       1.45       $11,990,000.00   16,300,000.00       1972
Hudson Hotels                                   rooms       1.50        $2,215,000.00    4,100,000.00       1982
Hudson Hotels                                   rooms       1.50        $1,350,000.00    2,200,000.00       1984
Hudson Hotels                                   rooms       1.50        $3,935,000.00    6,200,000.00       1986
Hudson Hotels                                   rooms       1.50        $3,185,000.00    5,500,000.00       1985
Hudson Hotels                                   rooms       1.50        $2,340,000.00    4,700,000.00       1989
Hudson Hotels                                   rooms       1.50        $3,365,000.00    5,100,000.00       1988
Hudson Hotels                                   rooms       1.50        $7,395,000.00   10,700,000.00       1948
Hudson Hotels                                   rooms       1.50        $6,090,000.00    8,700,000.00       1985
Hudson Hotels                                   rooms       1.50        $3,130,000.00    5,100,000.00       1986
Hudson Hotels                                   rooms       1.50        $3,000,000.00    5,000,000.00       1985
Hudson Hotels                                   rooms       1.50        $4,510,000.00    7,900,000.00       1987
Hudson Hotels                                   rooms       1.50        $2,775,000.00    4,700,000.00       1984
Hudson Hotels                                   rooms       1.50        $4,375,000.00    6,400,000.00       1987
Hudson Hotels                                   rooms       1.50        $2,275,000.00    3,800,000.00       1987
Hudson Hotels                                   rooms       1.50        $3,545,000.00    6,100,000.00       1985
Hudson Hotels                                   rooms       1.50        $2,515,000.00    4,500,000.00       1985
Inn at Manchester                               rooms       1.47        $5,100,000.00    7,500,000.00       1991
Knights Inn-Maumee                              rooms       1.82        $1,925,000.00    3,100,000.00       1986
Ramada Inn - Nashville                          rooms       1.54        $2,300,000.00    4,300,000.00       1978
Ramada Inn Bossier                              rooms       2.05        $3,800,000.00    6,810,000.00       1968
Residence Inn-Gainesville                       rooms       1.46        $3,925,000.00    5,500,000.00       1986
Residence Inn-Herndon                           rooms       1.46       $13,500,000.00   20,000,000.00       1988
Tramz                                           rooms       1.48        $6,640,500.00   12,000,000.00       1967
Tramz                                           rooms       1.48        $5,009,500.00    9,300,000.00       1967
Cleveland Industrial Portfolio                   sf         1.49        $1,681,513.44    2,335,000.00       1905
Cleveland Industrial Portfolio                   sf         1.49        $1,753,525.38    2,080,000.00       1925
Cleveland Industrial Portfolio                   sf         1.49          $482,825.61      825,000.00       1917
Cleveland Industrial Portfolio                   sf         1.49          $604,236.24    1,055,000.00       1905
Cleveland Industrial Portfolio                   sf         1.49        $1,106,787.27    1,595,000.00       1918
Cleveland Industrial Portfolio                   sf         1.49        $1,599,085.34    2,380,000.00       1939
Cleveland Industrial Portfolio                   sf         1.49          $953,631.50    1,035,000.00       1930
Cleveland Industrial Portfolio                   sf         1.49          $518,395.22    1,640,000.00       1976
2 St. Marks/Greystone                                       1.33       $11,967,093.20   16,000,000.00       1984
2 St. Marks/Greystone                            sf         1.33        $3,420,815.43    5,350,000.00       1912
Candlelite Apartments                           units       1.46        $2,800,000.00    3,750,000.00       1972
Decker Building                                 units       1.49        $6,500,000.00   10,000,000.00       1893
El Camino Apts.                                 units       1.60        $1,775,000.00    2,800,000.00       1972
Emory Arms Apartments                           units       1.49        $1,500,000.00    2,300,000.00       1968
Fairdale Apartments                             units       1.82        $1,500,000.00    3,000,000.00       1968

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        Loan Name                                    Property Name                            Property Typ
Hidden Meadow                              Hidden Meadows Apartments                              MF
Kessler Garden Apartments                  Kessler Garden Apartments                              MF
Knollwood Village Apartments               Knollwood Village Apartments                           MF
Lakeside Village                           Lakeside Village                                       MF
Marina                                     Marina Harbor Apts and Anchorage                       MF
Park Isle Club Apartments                  Park Isle Club Apartments                              MF
Senate/Virginian Apartments                Senate House and Virginian                             MF
Slauson Apts.                              Slauson Apartments                                     MF
Tiffany Bay Apartments                     Tiffany Bay Clear Lake                                 MF
Bakerview  MHP                             Bakerview  MHP                                         MHP
Key RV Park                                Key RV Park                                            MHP
Lincoln MHP                                Lincoln MHP                                            MHP
Michigan Trailer Park                      Michigan Trailer Park                                  MHP
North Acres Mobile Home Park               North Acres Mobile Home Park                           MHP
Trainer Hill MHP                           Trainer Hill MHP                                       MHP
Village Park MHP                           Village Park MHP                                       MHP
Western Palms                              Western Palms                                          MHP
Alden Terrace Investments LP               Alden Terrace                                          NURS
Aspen Care Center                          Aspen Care Center                                      NURS
Buena/Leisure Nursing                      Buena Ventura Care Center                              NURS
Buena/Leisure Nursing                      Leisure Glen                                           NURS
Hamilton Park Health Care Center           Hamilton Park Health Care Center                       NURS
Longwood Manor Investments LP              Longwood Manor                                         NURS
Madison House                              Madison House                                          NURS
Magnolia-Western Investments, LP           Magnolia Gardens                                       NURS
Magnolia-Western Investments, LP           Western Convalescent                                   NURS
View Park                                  View Park                                              NURS
14 Walkup Drive                            14 Walkup Drive                                        OFFC
140 Allen                                  140 Allen                                              OFFC
5 & 7 East 17th Street                     5 & 7 East 17th Street                                 OFFC
6000 Metro Drive                           6000 Metro Drive                                       OFFC
Airport Commerce Center                    Airport Commerce Center                                OFFC
Alzina Office Complex                      Alzina Office Complex                                  OFFC
Anza Corporate Center                      Anza Corporate Center                                  OFFC
Creekside Business Mall Office Bldg        Creekside Business Mall Office Bldg                    OFFC
Durham-One Ethel Rd                        Durham Center Condominium III (aka One Ethel Road)     OFFC
Equitable of Iowa Building                 Equitable of Iowa Building                             OFFC
First National Bank Building               First National Bank Building                           OFFC
Heritage Bank Blding                       Heritage Bank Blding                                   OFFC
Kendall Square                             Athenaeum House                                        OFFC
Kendall Square                             Phase I                                                OFFC
Kendall Square                             Phase II                                               OFFC
Montague Park Tech Center                  Montague Park Tech Center (Bullock)                    OFFC
National Bank of California                National Bank of California                            OFFC
Planet Pacific Building                    Planet Pacific Building                                OFFC
Saracen                                    Norfolk                                                OFFC
Saracen                                    Dedham Place                                           OFFC
Saracen                                    128 Technology Center                                  OFFC
Saracen                                    201 University                                         OFFC
Saracen                                    7-57 Wells Avenue                                      OFFC
Saracen                                    Wells Research                                         OFFC

        Loan Name                             Address                            City             State      Zip       of Units
Hidden Meadow                           5959 Wurzbach                        San Antonio            TX      78238         159
Kessler Garden Apartments               5480 N. Michigan Rd.                 Indianapolis           IN      46228
Knollwood Village Apartments            2130 E. Hill                         Grand Blanc            MI      48439         648
Lakeside Village                        4170 Spring Lake Drive               San Leandro            CA      94578         608
Marina                                  4500 Via Marina                      Marina del Rey         CA      90292         846
Park Isle Club Apartments               790 73rd Street                      Miami Beach            FL      33141         100
Senate/Virginian Apartments             935 & 965 Cottage Grove              Las Vegas              NV      89119         130
Slauson Apts.                           4707-41 Slauson Ave                  Los Angeles            CA      90001          72
Tiffany Bay Apartments                  1605 Tiffany Court                   Houston                TX      77058          46
Bakerview  MHP                          505 West Bakerview                   Bellingham             WA      98226         125
Key RV Park                             6099 Overseas Highway                Marathon               FL      33050         217
Lincoln MHP                             10301 And 10315 W. Greenfield        West Allis             WI      53214         200
Michigan Trailer Park                   3140 W. Osborne                      Phoenix                AZ      85017         151
North Acres Mobile Home Park            302 E. "N" Street                    Yakima                 WA      98901         114
Trainer Hill MHP                        4300 West Ninth Street               Trainer                PA      19013         102
Village Park MHP                        724 Creek Ridge Road                 Greensboro             NC      27406         241
Western Palms                           500 North 67th Ave.                  Phoenix                AZ      85043         305
Alden Terrace Investments LP            1240 Hoover Street                   Los Angeles            CA      90006         210
Aspen Care Center                       2325 Madison Avenue                  Ogden                  UT      84401          72
Buena/Leisure Nursing                   1016 S. Record Ave                   Los Angeles            CA      90023
Buena/Leisure Nursing                   1505 Colby Drive                     Glendale               CA
Hamilton Park Health Care Center        525 Monmouth Street                  Jersey City            NJ      07302         250
Longwood Manor Investments LP           4853 W. Washington Blvd.             Los Angeles            CA      90016         198
Madison House                           34 Wildwood Avenue                   Madison                CT      06443          90
Magnolia-Western Investments, LP        17922 San Fernando Mission           Granada Hills          CA      91604          99
Magnolia-Western Investments, LP        2190 W. Adams Blvd.                  Los Angeles            CA      90018         129
View Park                               3737 Don Felipe Drive                Los Angeles            CA      90008          99
14 Walkup Drive                         14 Walkup Drive                      Westborough            MA
140 Allen                               140 Allen Road                       Bernards Township      NJ      07936      62,250
5 & 7 East 17th Street                  5-7 East 17th Street                 New York               NY      10017
6000 Metro Drive                        6000 Metro Drive                     Baltimore              MD      21215      78,971
Airport Commerce Center                 16126 Sherman Way                    Van Nuys               CA      91406      41,330
Alzina Office Complex                   100 North First St.                  Springfield            IL      62705     256,513
Anza Corporate Center                   433 Airport Blvd.                    Burlingame             CA      94010      65,553
Creekside Business Mall Office Bldg     1475 Bascom Avenue                   Campbell               CA      95008      49,965
Durham-One Ethel Rd                     One Ethel Road                       Edison                 NJ      08817
Equitable of Iowa Building              604 Locust Street                    Des Moines             IA      50309     217,638
First National Bank Building            107 St. Francis Street               Mobile                 AL
Heritage Bank Blding                    1313 Dolley Madison                  McLean                 VA      22101      52,992
Kendall Square                          215 1st Street                       Cambridge              MA      02142     310,887
Kendall Square                          One Kendall Square                   Cambridge              MA      21412     221,360
Kendall Square                          1 Kendall Sq. Phase 2                Cambridge              MA      21412     238,648
Montague Park Tech Center               Junction Avenue                      San Jose               CA      95134     417,532
National Bank of California             145 S. Fairfax Ave.                  Los Angeles            CA      90036      54,669
Planet Pacific Building                 27405 Puerta Real                    Mission Viejo          CA      92691
Saracen                                 333 Elm Street                       Dedham                 MA      02026      48,068
Saracen                                 East St & Allied Dr                  Dedham                 MA      02026     162,300
Saracen                                 125 Roberts Road                     Waltham                MA      02154     217,500
Saracen                                 201 University Ave.                  Westwood               MA      02090      82,000
Saracen                                 7-57 Wells Avenue                    Newton                 MA      02159      88,400
Saracen                                 75-85-95 Wells Ave.                  Newton                 MA      02159     238,911

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
Hidden Meadow                                   units       1.71        $1,350,000.00    2,600,000.00       1975
Kessler Garden Apartments                                   1.27        $1,950,000.00    2,700,000.00       1966
Knollwood Village Apartments                    units       1.39       $20,000,000.00   25,250,000.00       1970
Lakeside Village                                units       1.39       $25,000,000.00   33,690,000.00       1972
Marina                                          units       1.34       $51,000,000.00   70,000,000.00       1962
Park Isle Club Apartments                       units       1.29        $1,700,000.00    2,250,000.00       1958
Senate/Virginian Apartments                     units       1.45        $2,200,000.00    3,390,000.00       1972
Slauson Apts.                                   units       1.35        $1,777,000.00    2,250,000.00       1964
Tiffany Bay Apartments                          units       1.28        $1,900,000.00    2,400,000.00       1981
Bakerview  MHP                                  pads                    $1,800,000.00    2,800,000.00       1975
Key RV Park                                     pads        1.56        $2,500,000.00    3,670,000.00       1976
Lincoln MHP                                     pads                    $4,150,000.00    5,300,000.00       1952
Michigan Trailer Park                           pads        1.29        $1,385,000.00    1,860,000.00       1950
North Acres Mobile Home Park                    pads        1.54        $1,012,000.00    1,750,000.00       1961
Trainer Hill MHP                                pads                    $1,000,000.00    1,700,000.00       1951
Village Park MHP                                pads                    $2,800,000.00    4,400,000.00       1972
Western Palms                                   pads                    $4,820,000.00    6,500,000.00       1973
Alden Terrace Investments LP                    beds        2.05        $4,747,000.00    8,000,000.00       1961
Aspen Care Center                               beds        1.53        $2,200,000.00    3,500,000.00       1963
Buena/Leisure Nursing                                       1.66        $2,886,252.70    4,300,000.00       1967
Buena/Leisure Nursing                                       1.66        $2,733,747.30    4,100,000.00
Hamilton Park Health Care Center                beds        1.50       $14,700,000.00   21,000,000.00       1989
Longwood Manor Investments LP                   beds        1.71        $4,578,000.00    6,500,000.00       1965
Madison House                                   beds        1.63        $6,750,000.00   11,000,000.00       1994
Magnolia-Western Investments, LP                beds        1.82        $3,300,000.00    4,800,000.00       1963
Magnolia-Western Investments, LP                beds        1.82        $2,500,000.00    5,000,000.00       1969
View Park                                       beds        1.71        $2,675,000.00    4,800,000.00       1964
14 Walkup Drive                                                         $3,480,000.00    5,300,000.00
140 Allen                                        sf         1.37        $6,000,000.00   11,250,000.00       1983
5 & 7 East 17th Street                                      1.51        $4,725,000.00    7,400,000.00       1920
6000 Metro Drive                                 sf         1.43        $4,717,500.00    7,500,000.00       1987
Airport Commerce Center                                     1.24        $1,870,000.00    2,800,000.00       1990
Alzina Office Complex                                       1.35       $14,066,000.00   20,700,000.00       1974
Anza Corporate Center                            sf         1.25        $3,500,000.00    6,500,000.00       1972
Creekside Business Mall Office Bldg              sf         1.36        $3,100,000.00    4,445,000.00       1979
Durham-One Ethel Rd                                         1.70        $2,175,000.00    4,100,000.00       1975
Equitable of Iowa Building                       sf         1.49        $5,200,000.00    7,300,000.00       1924
First National Bank Building                                1.51        $8,407,000.00   12,557,000.00       1966
Heritage Bank Blding                             sf         1.34        $2,922,000.00    4,700,000.00       1976
Kendall Square                                   sf         1.40       $69,700,000.00   29,000,000.00       1895
Kendall Square                                   sf         1.40                        27,700,000.00       1900
Kendall Square                                   sf         1.40                        41,800,000.00       1930
Montague Park Tech Center                        sf         1.27       $33,000,000.00   54,000,000.00       1985
National Bank of California                                 1.27        $4,125,000.00    5,500,000.00       1984
Planet Pacific Building                                     1.70        $1,700,000.00    3,050,000.00       1983
Saracen                                          sf         1.42        $3,093,152.00    5,100,000.00       1984
Saracen                                          sf         1.42       $14,148,837.00   25,400,000.00       1987
Saracen                                          sf         1.42       $17,666,917.00   32,800,000.00       1986
Saracen                                          sf         1.42        $7,656,783.00   12,200,000.00       1970
Saracen                                          sf         1.42        $6,937,010.00   11,300,000.00       1982
Saracen                                          sf         1.42       $19,497,301.00   35,600,000.00       1970

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        Loan Name                                    Property Name                            Property Typ
Tech Center 29                             Tech Center 29                                         OFFC
The Diamondhead Building                   The Diamondhead Building                               OFFC
Two Gateway Center                         Two Gateway Center                                     OFFC
American Plaza Shopping Center             American Plaza Shopping Center                         RETL
Arvada Plaza                               Arvada Plaza                                           RETL
Asian Gardens                              Asian Gardens                                          RETL
Barstow Plaza                              Barstow Plaza                                          RETL
Burlington Square                          Burlington Square                                      RETL
Burnham Pacific                            Valley Central                                         RETL
Burnham Pacific1                           Puente Hills                                           RETL
Clematis Corridor Portfolio                Clematis Corridor Portfolio                            RETL
Danvers Crossing Shopping Center           Danvers Crossing Shopping Center                       RETL
Davol Square Jewelry Mart                  Davol Square Jewelry Mart                              RETL
Del Mar                                    Delmar Retail Center                                   RETL
Englar Shopping Center                     Englar Shopping Center                                 RETL
Hocking Mall Shopping Center               Hocking Mall Shopping Center                           RETL
Lincoln Park Center                        Barstow                                                RETL
M & H                                      How 'Bout Arden                                        RETL
M & H                                      Bethard Square                                         RETL
M & H                                      LaHabra Marketplace                                    RETL
Old Town Square                            Old Town Square                                        RETL
Outlets Limited Mall                       The Lab                                                RETL
Plaza Reyes Adobe Retail Center            Plaza Reyes Adobe Retail Center                        RETL
Plymouth Mall                              Plymouth Mall                                          RETL
Pocono Green Shopping Center               Pocono Green Shopping Center                           RETL
Saunders Plaza                             Saunders Plaza                                         RETL
South Dekalb Mall                          South Dekalb Mall                                      RETL
Sunwest                                    Sunwest 1-80                                           RETL
Tampa Plaza Shopping Plaza                 Tampa Plaza Shopping Plaza                             RETL
The Lab                                    The Lab                                                RETL
The Plaza Burr Corners I & II              Plaza at Burr Corners I&II                             RETL
Washington Square Shopping Center          Washington Square Shopping Center                      RETL
Winston Village                            Winston Village                                        RETL
                                                                                                  CC
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  IND
                                                                                                  IND

        Loan Name                             Address                            City             State      Zip       of Units
Tech Center 29                          12200 Tech Road                      Silver Spring          MD      20904      55,797
The Diamondhead Building                200 Sheffield Street                 Mountainside           NJ      07092     100,750
Two Gateway Center                      283-299 Market St.                   Newark                 NJ      07102     738,201
American Plaza Shopping Center          701 Galvin Road                      Bellevue               NE      68005      45,265
Arvada Plaza                            9212-9588 West 58th Ave.             Arvada                 CO      85704     152,621
Asian Gardens                           9200 Bolsa Av                        Westminster            CA      92683     111,824
Barstow Plaza                           901 Armory Road                      Barstow                CA      92311      39,412
Burlington Square                       Middlesex Turnpike                   Burlington             MA      01803      86,290
Burnham Pacific                         44655 Vly Cntral Wy                  Lancaster              CA      93536     480,092
Burnham Pacific1                        17525-18271 Gale                     City of Industry       CA      91748     516,538
Clematis Corridor Portfolio             218-230 & 330 Clematis Rd.           Palm Beach             FL      33401      64,662
Danvers Crossing Shopping Center        8-10 Newbury St                      Danvers                MA      01923     175,733
Davol Square Jewelry Mart               3 Davol Square                       Providence             RI                 81,284
Del Mar                                 7154 Beracasa Way                    Boca Raton             FL                153,525
Englar Shopping Center                  MD Rte 140/Englar Road               Westminster            MD      21157     123,909
Hocking Mall Shopping Center            County Road 33A & S.R. 664           Logan                  OH      43138
Lincoln Park Center                     3600 Fort Street                     Lincoln Park           MI      48146     175,679
M & H                                   2100 Arden Way                       Sacramento             CA      95825     164,909
M & H                                   301-342 West Olive Avenue            Madera                 CA      93638      92,988
M & H                                   1500-1900 Imperial Hwy               La Habra               CA      90631     392,443
Old Town Square                         Mountain & College                   Fort Collins           CO      80524     106,665
Outlets Limited Mall                    3750 Venture Drive                   Duluth                 GA      30136     170,886
Plaza Reyes Adobe Retail Center         30313 Canwood St                     Agoura Hills           CA      91301
Plymouth Mall                           2700 Plymouth Rd.                    Ann Arbor              MI      48104      86,038
Pocono Green Shopping Center            Midlothian Turnpike                  Richmond               VA      23235      44,005
Saunders Plaza                          4533 MacArthur Blvd                  Newport Beach          CA      92660      34,122
South Dekalb Mall                       2801 Candler Road                    Decatur                GA      30034     328,078
Sunwest                                                                      Various
Tampa Plaza Shopping Plaza              8951 Tampa Avenue                    Los Angeles            CA      91311
The Lab                                 2930 Bristol Street                  Costa Mesa             CA      92626      31,165
The Plaza Burr Corners I & II           1129 Tolland Tpk.                    Manchester             CT      06040     271,134
Washington Square Shopping Center       1111 E. Washington Ave.              Escondido              CA      92025      56,845
Winston Village                         2055 N. Perris Blvd.                 Perris                 CA      92571
                                                                             Riverview              MI
                                                                             Needles                CA
                                                                             Providence             RI
                                                                             Bluefield              WV
                                                                             Woodbridge             VA
                                                                             Chesapeake             VA
                                                                             Richmond               VA
                                                                             Wytheville             VA
                                                                             Fredericksburg         VA
                                                                             South Kingstown        RI
                                                                             Bennetsville           SC
                                                                             Columbus               OH
                                                                             Livermore              CA
                                                                             Grand Cayman Island
                                                                             Indianapolis           IN
                                                                             Mishawaka              IN
                                                                             South Bend             IN

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
Tech Center 29                                   sf         1.43        $4,550,000.00    6,900,000.00       1988
The Diamondhead Building                         sf         1.37        $3,500,000.00    6,600,000.00       1971
Two Gateway Center                               sf         1.84       $34,500,000.00   53,650,000.00       1972
American Plaza Shopping Center                   sf         1.27        $2,150,000.00    3,400,000.00       1986
Arvada Plaza                                     sf         1.38        $2,900,000.00    5,500,000.00       1964
Asian Gardens                                    sf         1.31       $24,375,000.00   36,900,000.00       1987
Barstow Plaza                                    sf         1.52        $2,223,000.00    3,600,000.00       1982
Burlington Square                                sf         1.32       $14,664,000.00   21,300,000.00       1992
Burnham Pacific                                  sf         1.65       $25,400,000.00   42,200,000.00       1988
Burnham Pacific1                                 sf         1.72       $33,100,000.00   61,000,000.00       1986
Clematis Corridor Portfolio                      sf         1.32        $3,510,000.00    5,800,000.00       1920
Danvers Crossing Shopping Center                 sf         1.40       $13,670,000.00   19,300,000.00       1989
Davol Square Jewelry Mart                        sf         1.60        $4,500,000.00    6,800,000.00       1875
Del Mar                                          sf         1.33       $12,500,000.00   16,400,000.00       1982
Englar Shopping Center                           sf         1.39        $5,535,000.00    7,700,000.00       1987
Hocking Mall Shopping Center                                1.27        $1,963,000.00    3,400,000.00       1978
Lincoln Park Center                              sf         1.30        $5,900,000.00    8,200,000.00       1955
M & H                                            sf         1.91       $11,465,239.00   21,000,000.00       1988
M & H                                            sf         1.91        $1,400,585.00    4,500,000.00       1968
M & H                                            sf         1.91       $15,884,176.00   33,900,000.00       1960
Old Town Square                                             1.37        $3,750,000.00    6,100,000.00       1984
Outlets Limited Mall                             sf         1.97        $5,000,000.00   11,000,000.00       1986
Plaza Reyes Adobe Retail Center                             1.35        $3,350,000.00    4,550,000.00       1987
Plymouth Mall                                    sf         1.37        $3,950,000.00    6,000,000.00       1966
Pocono Green Shopping Center                     sf         1.32        $3,000,000.00    4,100,000.00       1986
Saunders Plaza                                   sf         1.34        $2,980,000.00    4,250,000.00       1966
South Dekalb Mall                                sf         1.41       $21,845,301.00   30,000,000.00       1970
Sunwest                                                                $49,500,000.00
Tampa Plaza Shopping Plaza                                  1.41       $12,000,000.00   19,000,000.00       1975
The Lab                                          sf         1.37        $4,075,000.00    5,750,000.00       1955
The Plaza Burr Corners I & II                    sf         1.32       $12,305,000.00   17,000,000.00       1966
Washington Square Shopping Center                sf         1.23        $3,476,000.00    5,000,000.00       1978
Winston Village                                             1.34        $3,375,000.00    4,700,000.00       1990
                                                beds                    $3,500,000.00
                                                rooms                   $1,800,000.00
                                                                        $3,955,000.00
                                                rooms                     $586,388.00
                                                rooms                   $2,116,322.00
                                                rooms                     $636,597.00
                                                rooms                     $274,536.00
                                                rooms                   $1,207,509.00
                                                rooms                   $1,518,792.00
                                                                        $1,200,000.00
                                                rooms                   $1,430,000.00
                                                rooms                   $9,600,000.00
                                                                        $6,060,000.00
                                                rooms                  $70,000,000.00
                                                rooms                  $43,700,000.00
                                                 sf                     $3,083,251.62
                                                 sf                     $2,290,794.76

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        Loan Name                                    Property Name                            Property Typ
                                                                                                  IND
                                                                                                  IND
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  WARE
                                                                                                  WARE

        Loan Name                             Address                            City             State      Zip       of Units
                                                                             South Bend             IN
                                                                             Nashville              TN
                                                                             Greeley                CO
                                                                             Fort Collins           CO
                                                                             East Hartford          CT
                                                                             Brooklyn               NY
                                                                             Nashville              TN
                                                                             Rolling Meadows        IL
                                                                             Mishawaka              IN
                                                                             Columbus               OH
                                                                             Bellingham             WA
                                                                             Suitland               MD
                                                                             Cedar Springs          MI
                                                                             Winter Haven           FL
                                                                             Margate                FL
                                                                             Ft. Lauderdale         FL
                                                                             Blaine                 MN
                                                                             Novia                  MI
                                                                             New York               NY
                                                                             West Mifflin           PA
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             New York               NY
                                                                             Bel Air                MD
                                                                             Moreno Valley          CA
                                                                             Santa Rosa             CA
                                                                             Derry                  NH
                                                                             Asheboro               NC
                                                                             Grand Island           NE
                                                                             Houston                TX
                                                                             Houston                TX
                                                                             Milford                MA
                                                                             Princeton              NJ
                                                                             Arvada                 CO
                                                                             Tallahasse             FL
                                                                             Baltimore              MD
                                                                             Livingston             NJ
                                                                             Detroit                MI
                                                                             Kirkland               WA
                                                                             Tucson                 AZ
                                                                             Warwick                RI
                                                                             Greensboro             NC
                                                                             Brighton               CO

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
                                                 sf                     $2,250,174.20
                                                 sf                     $1,742,468.02
                                                units                  $11,500,000.00
                                                units                  $10,000,000.00
                                                units                   $5,900,000.00
                                                                        $1,650,000.00
                                                units                   $1,939,000.00
                                                                        $8,300,000.00
                                                units                   $1,496,421.46
                                                                        $4,000,000.00
                                                                        $8,600,000.00
                                                units                  $10,500,000.00
                                                pads                    $1,400,000.00
                                                                        $2,550,000.00
                                                pads                   $12,000,000.00
                                                pads                    $5,850,000.00
                                                pads                   $10,650,000.00
                                                pads                    $6,500,000.00
                                                                        $9,000,000.00
                                                 sf                    $21,500,000.00
                                                 sf                       $386,798.80
                                                 sf                     $1,456,184.18
                                                 sf                     $2,669,732.27
                                                 sf                     $1,652,544.28
                                                 sf                     $1,245,384.35
                                                 sf                     $1,735,200.00
                                                 sf                    $70,000,000.00
                                                                        $9,850,000.00
                                                                        $8,065,000.00
                                                                        $2,850,000.00
                                                 sf                     $9,025,000.00
                                                 sf                    $11,340,023.67
                                                 sf                    $18,659,976.33
                                                 sf                     $3,150,000.00
                                                 sf                     $6,000,000.00
                                                 sf                     $2,800,000.00
                                                 sf                    $25,000,000.00
                                                                        $1,663,000.00
                                                 sf                    $23,000,000.00
                                                 sf                    $36,000,000.00
                                                                        $3,116,000.00
                                                 sf                     $2,800,000.00
                                                                        $5,425,000.00
                                                 sf                    $17,325,000.00
                                                 sf                     $5,000,000.00
                                                 sf                    $31,125,000.00
                                                 sf                    $31,125,000.00

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                                                                  ANNEX B

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-D4 (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), CEDEL or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar days settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.


         Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Subordinated Certificates will be effected on a delivery against payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.


         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT


         All Global Securities will be held in book-entry form by DTC in the name of CEDE & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.


         Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled in same-day funds.

         Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.


         Trading between DTC seller and CEDEL or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debit will be valued instead as of the actual settlement date.


         CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participant a cross-market transaction will settle no differently than a trade between two DTC Participants.


         Trading between CEDEL or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases, CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of 12 30-day months. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back- valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date (i.e., the trade fails) receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.


         Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken.
At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS


         A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain or intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.


         Exceptions for non-U.S. Persons (Form W-8): Beneficial owners of Certificates that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exception for non-U.S. Persons with effectively connected income (Form 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are beneficial owners of a Certificate and reside in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the holder of a Certificate or his agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The holder of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or (iv) a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United states fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                                                                   ANNEX C





             LIST OF PHOTOGRAPHS IN ELECTRONIC VERSION OF PROSPECTUS

                                                                   ANNEX D

                     FORM OF QUARTERLY AND ANNUAL REPORTS

          FORM OF ASC 1997-D4 QUARTERLY AND ANNUAL COLLATERAL SUMMARY

                                                                                                             Scheduled
                  Property                           Current   NOI   Current  Maturity  Beginning  Interest  Principal
        Property    Type    City  State  NOI*  DSCR    NOI    As of    DSR      Date     Balance   Payments  Payments
--------------------------------------------------------------------------------------------------------------------------------
Property Name (if applicable)
Property Name
Property Name
Property Name
Property Name
Property Name
     Total for Pool
Property Name
Property Name
Property Name




                              Ending     Days                   Current    Occ   199_  ADR
Property       Prepayments   Balance  Delinquent   Occupancy*  Occupancy  As of   ADR  AS OF
--------------------------------------------------------------------------------------------
Property Name (if applicable)
Property Name
Property Name
Property Name
Property Name
Property Name
     Total for Pool
Property Name
Property Name
Property Name

---------------
* Use most recent year end NOI, Occupancy and ADR



                                SERVICER REPORT

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                        SPECIAL SERVICED MORTGAGE LOANS

                                               Ending
 Delinquent  Loan    City/  Property  Paid to  Actual   Total P&I   Total     Other      Total   Monthly  Interest
  Status     Number  State    Type     Date    Balance  Advances   Expenses  Advances  Exposure   P&I       Rate
-------------------------------------------------------------------------------------------------------------------

















                                                                       Actions
                                  Appraisal/  Projected  Foreclosure     of
 Maturity  NOI   NOI/  Appraisal    Other       Loss        Date       Special
   Date    Date  DSCR    Date       Value                              Servicer
---------------------------------------------------------------------------------













NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT
BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR
A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE
SECURITIES OFFERED HEREBY NOR AN OFFER OF SUCH SECURITIES TO ANY
PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER WOULD
BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT
IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO
ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS
PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.


                          --------------------------
                               TABLE OF CONTENTS

                                     PAGE
Summary of Prospectus................................................  12
Risk Factors and Other Special Considerations........................  26
Industry Overview....................................................  48
Description of the Mortgage Pool.....................................  49
Description of the Subordinated Certificates.........................  76
Prepayment and Yield Considerations..................................  92
The Depositor........................................................ 124
The Trustee.......................................................... 126
The Fiscal Agent..................................................... 126
The Pooling and Servicing Agreement.................................. 126
Use of Proceeds...................................................... 156
Certain Legal Aspects of Mortgage Loans.............................. 157
Certain Federal Income Tax Consequences.............................. 168
ERISA Considerations................................................. 178
Legal Investment..................................................... 178
Plan of Distribution................................................. 180
Legal Matters........................................................ 181
Rating............................................................... 181
Annex A -- Loan Characteristics...................................... A
Annex B -- Global Clearance, Settlement and Tax
   Documentation Procedures                                           B
Annex C -- List of Photographs in Electronic Version of Prospectus    C
Annex D -- Form of Quarterly and Annual Reports                       D

                                     $[ ]
                                 (APPROXIMATE)




                       ASSET SECURITIZATION CORPORATION,
                                   DEPOSITOR



                       SUBORDINATED UNITS CONSISTING OF
                         $[ ] (APPROXIMATE) CLASS B-1,
                        $[ ] (APPROXIMATE) CLASS B-2,
                         $[ ] (APPROXIMATE) CLASS B-3,
                        $[ ] (APPROXIMATE) CLASS B-4,
                      $[ ] (APPROXIMATE) CLASS B-5, AND
                         $[ ] (APPROXIMATE) CLASS B-6
                             COMMERCIAL MORTGAGE
                          PASS-THROUGH CERTIFICATES,
                                SERIES 1997-D4


                                  PROSPECTUS


                           BEAR, STEARNS & CO. INC.

                               NOMURA SECURITIES
                              INTERNATIONAL, INC.



                                   [ ], 1997

                                    PART II



                    INFORMATION NOT REQUIRED IN PROSPECTUS





ITEM 30. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are set forth below. All such expenses, except for the filing fee, are estimated.

         ITEM                                             AMOUNT

         SEC Registration Fee                             $303.03
         Blue Sky Fees and Expenses                       $  *
         Legal Fees and Expenses                          $  *
         Accounting Fees and Expenses                     $  *
         Trustee's Fees and Expenses                      $  *
         Printing and Engraving Fees                      $  *
         Rating Agency Fees                               $  *
         Miscellaneous                                    $  *
                                                          ====


         -----------

         *  To be provided by amendment.

ITEM 31. SALES TO SPECIAL PARTIES.

         Not applicable.

ITEM 32. RECENT SALES OF UNREGISTERED SECURITIES.

         To be provided by amendment.

ITEM 33. INDEMNIFICATION OF DIRECTORS AND OFFICERS.


         Under the form of Underwriting Agreement included in the Registration Statement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Act.

         The Depositor's By-laws and Certificate of Incorporation provide for indemnification of directors and officers of the Depositor to the full extent permitted by Delaware law and the power to purchase and maintain insurance on behalf of directors and officers against any liability asserted against them and incurred by them in such capacities. The Certificate of Incorporation further provides that no director of the Depositor shall be personally liable to the Depositor or to its stockholders for monetary damages for any breach of such director's fiduciary duty as a director of the Depositor, provided that such limitation on a director's liability shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Depositor or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.


         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.


         The Pooling and Servicing Agreement provides that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreement provides further than, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to the Pooling and Servicing Agreement and the Certificates, other than such expenses relating to particular Mortgage Loans.


ITEM 34. TREATMENT OF PROCEEDS FROM STOCK BEING REGISTERED.

         Not applicable.

ITEM 35. FINANCIAL STATEMENTS AND EXHIBITS.




                  1.1*     Form of Underwriting Agreement

                  3.1**    Certificate of Incorporation of Asset Securitization
                           Corporation as currently in effect

                  3.2*** Bylaws of Asset Securitization Corporation as currently in effect

                  4.1*     Form of Pooling and Servicing Agreement

                  5.1*     Opinion of Cadwalader, Wickersham & Taft as to legality (including the consent of such firm)

                  8.1*     Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1)

                  24.1     Consent of Cadwalader, Wickersham & Taft (included as part of Exhibits 5.1 and 8.1)

                  25.1     Power of Attorney (located on the signature page of the initial filing of this Registration Statement)


--------
  *    To be provided by amendment.
  **   Previously filed.
  ***  Previously filed in connection with Registration Statement No. 33-89494 and incorporated by reference herein.

ITEM 36. UNDERTAKINGS.

         A.       Undertaking in Respect of Indemnification

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, as the case may be, will, unless in the opinion of its counsel that the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

         B.       Undertaking pursuant to Rule 430A.

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

         (2) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Pre-effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on March 6, 1997.


                                 ASSET SECURITIZATION CORPORATION


                                 By:    /s/  Ethan Penner
                                 Name:  Ethan Penner
                                        ________________________
                                 Title: President
                                        ________________________

         Pursuant to the requirements of the Securities Act of 1933, this Pre-effective Amendment No. 1 to the Registration Statement has beeo signed by the following persons in the capacities indicated.


         SIGNATURE                                            POSITION

         /s/ Ethan Penner                                     President and Director
         Ethan Penner

                      *                                       Chief Executive Officer and Director
         Michael Berman

                      *                                       Chief Financial Officer and Treasurer
         Robert Rottmann                                      (Principal Accounting Officer)

                      *                                       Director
         William Wraith

                      *                                       Director
         Richard Ader

                      *                                       Director
         Hiroshi Tsujimura

                      *                                       Chairman and Director
         Max C. Chapman, Jr.

                      *                                       Director
         Mark W. McGauley



          * By :/s/ Ethan Penner

          Name: Ethan Penner
                _____________________________
                      Attorney-in-fact


                                EXHIBITS INDEX


EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT                                SEQUENTIAL PAGE NUMBER

       1.1*                Form of Underwriting Agreement

       3.1**               Certificate of Incorporation of Asset Securitization
                            Corporation as currently in effect

       3.2*** Bylaws of Asset Securitization Corporation as currently in effect

       4.1*                Form of Pooling and Servicing Agreement

       5.1*                Opinion of Cadwalader, Wickersham & Taft as to legality
                           (including the consent of such firm)

       8.1* Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1)

       24.1                Consent of Cadwalader, Wickersham & Taft
                           (included as part of Exhibits 5.1 and 8.1)

       25.1                Power of Attorney
                           (located on the signature page of the initial filing of this Registration Statement)
--------
     *        To be provided by amendment.
     **       Previously filed.
     ***      Previously filed in connection with Registration Statement No. 33-89494 and incorporated by reference herein.

